UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Allianz Funds

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Annual Report

June 30, 2017

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Natural Resources Fund

AllianzGI Global Small-Cap Fund

AllianzGI Health Sciences Fund

AllianzGI Income & Growth Fund

AllianzGI Mid-Cap Fund

AllianzGI NFJ Dividend Value Fund

AllianzGI NFJ International Value Fund

AllianzGI NFJ Large-Cap Value Fund

AllianzGI NFJ Mid-Cap Value Fund

AllianzGI NFJ Small-Cap Value Fund

AllianzGI Small-Cap Blend Fund

AllianzGI Technology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus or summary prospectus. Please read the prospectus carefully before you invest or send money.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

2–3	Letter from the President
4–56	Fund Summaries
58-60	Important Information
61-62	Benchmark Descriptions
63-85	Schedules of Investments
86-93	Statements of Assets and Liabilities
94-97	Statements of Operations
98-103	Statements of Changes in Net Assets
104-131	Financial Highlights
132-164	Notes to Financial Statements
165	Report of Independent Registered Public Accounting Firm
166	Federal Income Tax Information
167-168	Privacy Policy
169-171	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: fixed-income risk, liquidity risk, derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Below investment grade securities involve a greater risk to principal than investment grade securities. Bond prices will normally decline as interest rates rise. The impact may be greater with longer-duration bonds. The market for certain securities may become illiquid, which could prevent the Fund from purchasing or selling these securities at an advantageous time or price and possibly delay redemptions of Fund shares. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit and counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal values of the Funds are not guaranteed at any time. Please refer to the applicable Fund’s current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The US economy continued to expand during the 12-month reporting period ended June 30, 2017, although the overall pace was rather modest. Meanwhile, there were indications that economic activity overseas was improving. Against this backdrop, US and international equities generated outstanding results, while the broad US bond market experienced a modest decline during the reporting period.

The 12-Month Fiscal Period in Review

For the 12-month period ended June 30, 2017, US stocks rose 17.90%, as measured by the S&P 500 Index. Two measures of stock performance in developed international and global markets produced positive results, in dollar-denominated terms, with the MSCI EAFE (Europe, Australasia and Far East) Index returning 20.27% and the MSCI World Index gaining 18.20%. Elsewhere, the MSCI Emerging Markets Index rose 23.75% in dollar-denominated terms. With respect to bonds, the Bloomberg Barclays US Credit Index returned 1.84% and the Bloomberg Barclays Global High Yield Index returned 11.89%. The Bloomberg Barclays US Government Bond Index returned -2.18%, while the broader bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, returned -0.31%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised 2.8% annual pace during the third quarter of 2016. This represented the strongest expansion since the first quarter of 2015. However, GDP then moderated to a revised 1.8% and 1.2% annual pace during the fourth quarter of 2016 and the first quarter of 2017, respectively. The Commerce Department’s initial estimate showed that GDP — released after the reporting period had ended — grew at an annual pace of 2.6% for the second quarter of 2017.

The US Federal Reserve (the “Fed”) raised interest rates on three separate occasions during the reporting period: in December 2016, March 2017 and June 2017. In all three cases, the Fed’s movements were well telegraphed. With the rate hike in June, the federal funds rate moved to a range between 1.00% and 1.25%.

Economic growth outside the US largely improved, albeit from relatively low levels. Despite this, a number of central banks, including the European Central Bank (the “ECB”), the Bank of Japan and the Bank of England, all maintained their highly accommodative monetary policies. However, there were indications from several central banks that they may begin to scale back their stimulus programs if growth rates further improved.

2	June 30, 2017 |	Annual Report

Outlook

Looking ahead, we believe investors should expect muted growth as the US enters the later portion of an economic cycle, Japan struggles with its aging population and Europe suffers from the uncertainties related to Great Britain’s anticipated exit from the European Union (“Brexit”). In our view, the US and European Union should ultimately avoid recessions, but remain mired in a relatively weak economic expansion. We expect the Fed to continue modestly increasing rates in 2017, prompting central banks in emerging markets to lower their rates as inflation falls. Elsewhere, we expect the ECB and Bank of Japan will maintain their accommodative monetary policies. In our view, we have passed peak global liquidity, as central banks have pushed past negative interest rate policies to begin supporting government spending.

The tides of deregulation continued shifting in 2016, and nationalism and populism gained ground. Politics should remain a key investment consideration given the results from the November elections in the US and key elections in Europe including the Netherlands, France, and Germany. We also feel that monetary policy will become more political. As to where governments will spend the money their central banks print, we believe domestic infrastructure and defense spending will be the focus of many countries in the coming years.

Please note that on July 1, 2017, NFJ Investment Group LLC (“NFJ”), previously the sub-adviser of certain Funds, merged with and into Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), each Fund’s investment manager. From and after this merger, AllianzGI U.S. has directly provided the advisory services to the Funds that had previously been provided by NFJ. The merger did not result in any personnel changes and otherwise had no practical effect on the management of the Funds.

Against this backdrop, we believe markets are increasingly susceptible to volatility as politics, geopolitics, divergent monetary policies and internal market structures all converge and evolve. We believe that navigating this sea of uncertainty requires a clear direction and an active management approach, with investors staying agile in their asset allocations, confident in their processes and thorough in their research.

On behalf of Allianz Global Investors U.S. LLC, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Annual Report	| June 30, 2017	3

Unaudited

AllianzGI Emerging Markets Opportunities Fund

For the period of July 1, 2016 through June 30, 2017, as provided by Lu Yu, CFA, CIPM Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Opportunities Fund (the “Fund”) returned 19.76%, underperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 23.75%.

Market Overview

During the reporting period, emerging market equities were buoyed by a positive shift in sentiment and higher earnings expectations. In particular, investors gravitated toward the outsized growth and attractive valuation offered by emerging market equities, after several years of disappointing performance on both an absolute and relative basis.

The benchmark advanced in all but one month during the reporting period, which we interpret to be a testament to the broad-based rally in the asset class. The only monthly decline was in November 2016, when the surprise Trump Presidential victory resulted in a short-term retreat in emerging markets due to the strength of the US dollar, the potential for higher US interest rates, and increased concerns over more protectionist policies. Results quickly reversed course, particularly in the first half of 2017 when the weakness in the US dollar benefited emerging market shares.

Regional results were led by a 27.9% gain in Asia, including greater than 30% returns in South Korea, Taiwan and China. Meanwhile, emerging Europe and Latin America were up 18.6% and 15.0%, respectively, impacted by, in our view, the moderating commodity and energy prices in the latter months of the reporting period.

The benchmark performance was broadly higher for the reporting period, with all 11 sectors advancing. Information technology was by far the top performing sector with a nearly 50% advance, followed by greater than 25% returns in the materials and financials sectors. At the same time, the health care, utilities and consumer staples sectors managed gains of less than 3% each.

Portfolio Review

The Fund’s performance trailed the benchmark in a “risk on” environment where, in our opinion, higher-beta and lower-quality securities generally drove the market higher. As such, the Fund’s focus on a modestly lower-beta and higher-quality securities translated to more conservative stock selection during the reporting period.

From a country standpoint, Brazil was the top performer as a relative underweight allocation and stockpicking proved advantageous. Bottom-up selections in Turkey outpaced the benchmark and underweight allocations to Malaysia and the Philippines also contributed positively to results. Meanwhile, stockpicking in China and South Korea was the primary source of underperformance during the reporting period. From a sector perspective, industrials and health care were the two top performers thanks to positive stockpicking and relative underweight allocations, followed by selections in information technology and telecommunication services. Conversely, an overweight allocation to utilities and negative stock selection in utilities offset results. More conservative stock selection in consumer discretionary and financials also detracted from results during the reporting period.

Outlook

Our positive outlook for emerging markets equities is unwavered, as we believe the asset class remains attractive amid the combination of outsized earnings growth expectations, discounted valuation measures and improving asset flows. Street analyst consensus expectations suggest a 20% increase in earnings growth for 2017, the first time expectations have increased mid-year since 2010. Classic valuation measures of price-to-earnings and price-to-book in emerging markets remain at a roughly 30% discount to developed markets, which is cheaper than historical averages. In addition, asset flows have increased in ten of the last 12 months, signaling what we believe to be improved investor appetite for emerging market equities.

We continue to construct the Fund on a bottom-up basis with conviction at the stock level. In addition, we apply a dual risk-budget, targeting a tracking error of 4-5% and lower forecast risk than the benchmark, which may help protect capital during inevitable down market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth and our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming quarters.

4	June 30, 2017 |	Annual Report

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Emerging Markets Opportunities Fund Class A	19.76%	4.58%	0.34%	9.44%
AllianzGI Emerging Markets Opportunities Fund Class A (adjusted)	13.18%	3.40%	–0.23%	8.97%
AllianzGI Emerging Markets Opportunities Fund Class C	18.91%	3.80%	–0.42%	8.62%
AllianzGI Emerging Markets Opportunities Fund Class C (adjusted)	17.91%	3.80%	–0.42%	8.62%
AllianzGI Emerging Markets Opportunities Fund Class P	20.11%	4.84%	0.60%	9.74%
AllianzGI Emerging Markets Opportunities Fund Institutional Class	20.22%	4.95%	0.72%	9.86%
AllianzGI Emerging Markets Opportunities Fund Class R6	20.27%	5.00%	0.77%	9.92%
MSCI Emerging Markets Index	23.75%	3.96%	1.91%	9.27%
Lipper Emerging Markets Fund Average	20.22%	3.99%	1.44%	8.72%

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 58-60 for more information. The Fund’s gross expense ratios are 1.61% for Class A shares, 2.36% for Class C shares, 1.36% for Class P shares, 1.26% for Institutional Class and 1.21% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2017, or the irrevocable management fee waiver, effective April 1, 2017 through March 31, 2018. The Fund’s expense ratios net of these reductions and waivers are 1.26% for Class A shares, 2.01% for Class C shares, 1.01% for Class P shares, 0.91% for Institutional Class shares and 0.86% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through June 30, 2017

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2017)

China	26.3%
Korea (Republic of)	19.8%
Taiwan	16.3%
Hong Kong	6.1%
Turkey	5.5%
India	5.3%
Russian Federation	3.8%
United States	3.6%
Other	10.2%
Cash & Equivalents — Net	3.1%

Annual Report	| June 30, 2017	5

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,195.10	$1,190.40	$1,196.60	$1,196.80	$1,197.40
Expenses Paid During Period	$7.40	$11.46	$6.05	$5.50	$5.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,018.05	$1,014.33	$1,019.29	$1,019.79	$1,020.03
Expenses Paid During Period	$6.80	$10.54	$5.56	$5.06	$4.81

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.36% for Class A, 2.11% for Class C, 1.11% for Class P, 1.01% for Institutional Class and 0.96% for R6 Class), multiplied by the average account value over the period, multiplied by 181/365.

6	June 30, 2017 |	Annual Report

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Annual Report	| June 30, 2017	7

Unaudited

AllianzGI Focused Growth Fund

For the period of July 1, 2016 through June 30, 2017, as provided by Karen Hiatt, CFA, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Focused Growth Fund (the “Fund”) returned 17.29%, underperforming the Russell 1000 Growth Index (the “benchmark”), which returned 20.42%.

Market Overview

US equities delivered strong returns during the period, touching a series of fresh highs as we believe sentiment was boosted by strong corporate earnings growth and solid economic data. However, the rally paused towards the end of June 2017 amid concerns over the ongoing challenges the Trump administration is facing in implementing key election promises. As enthusiasm for a sharp acceleration in economic growth has faded, we believe investors pulled back from cyclical sectors such as energy and shifted capital to growth-oriented sectors such as technology and biotechnology.

Portfolio Review

Sharp sector rotations in late 2016, following the US election, weighed on the Fund’s relative performance and drove the majority of the underperformance over the reporting period. However, as the cyclical rally faded, the Fund’s relative performance improved in the first half of 2017.

Over the reporting period, the underperformance was largely driven by stock selection in the industrials and materials sectors. Within the industrials sector, strong performance from our positions in Fortive and Union Pacific were offset by weakness from our position in HD Supply and not owning Boeing. In the materials sector, our position in Vulcan Materials produced a modest gain but underperformed the benchmark return. We believe Vulcan faced temporary headwinds due to weather challenges in one of its largest markets, but we believe the longer-term growth outlook remains attractive.

On the positive side, stock selection in the health care, consumer staples, and consumer discretionary sectors contributed to relative returns. In health care, avoiding companies struggling to fend off slowing growth and rising competition and owning stocks such as UnitedHealth Group, Zoetis, and Celgene helped relative performance. In the consumer sectors, avoiding several benchmark holdings that are facing changes in consumers’ shopping behaviors drove the majority of the positive relative performance. The Fund’s overweight positions in Expedia, Amazon, and Tesla also added to relative returns.

After hurting relative performance in the first half of the reporting period, the Fund’s technology holdings delivered strong performance over the second half of the period. Overall, the sector modestly contributed to relative returns over the full reporting period.

We believe the Fund’s portfolio holdings have attractive long-term growth prospects and we remain comfortable with our overall positioning, despite short-term periods of volatility.

From a sector allocation perspective, overweight positions in energy and consumer staples, as well as our average cash position of 2.3% hurt relative performance. Conversely, an overweight in financials, as well as having no exposure to the real estate and telecommunications services sectors helped relative performance.

Outlook

We maintain a positive but cautious view on US equities as we move into the second half of 2017. In our opinion, the inability of US Congress to pass health care and tax reform legislation has limited Gross Domestic Product (“GDP”) growth, but stocks have generally performed well due to solid earnings growth. Looking ahead, we expect 2017 US GDP growth to remain in the 2% range if health care reform and tax reform fall into next year. However, we do expect these reforms, along with a potential increase in infrastructure spending, to spur acceleration in economic growth if they are passed. Despite the uncertainty in Washington DC, we believe solid employment data and corporate earnings can continue to help stocks grind higher.

As always, we are diligently evaluating investment opportunities and risk exposures, and we maintain our focus on identifying companies with strong fundamentals and secular growth opportunities.

8	June 30, 2017 |	Annual Report

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Focused Growth Fund Class A	17.29%	15.38%	8.63%	11.09%
AllianzGI Focused Growth Fund Class A (adjusted)	10.83%	14.08%	8.02%	10.90%
AllianzGI Focused Growth Fund Class C	16.40%	14.51%	7.82%	10.26%
AllianzGI Focused Growth Fund Class C (adjusted)	15.40%	14.51%	7.82%	10.26%
AllianzGI Focused Growth Fund Class R	16.96%	15.09%	8.36%	10.74%
AllianzGI Focused Growth Fund Class P	17.54%	15.66%	8.92%	11.40%
AllianzGI Focused Growth Fund Institutional Class	17.67%	15.78%	9.02%	11.51%
AllianzGI Focused Growth Fund Class R6	17.72%	15.83%	9.08%	11.56%
AllianzGI Focused Growth Fund Administrative Class	17.39%	15.49%	8.75%	11.22%
Russell 1000 Growth Index	20.42%	15.30%	8.91%	10.79%
Lipper Large-Cap Growth Fund Average	20.39%	14.14%	7.87%	8.68%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 58-60 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class, 0.71% for Class R6 shares, and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least December 31, 2017. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.76% for Class C shares, 1.26% for Class R shares, 0.76% for Class P shares, 0.66% for Institutional Class shares, 0.61% for Class R6 shares, and 0.91% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through June 30, 2017

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of June 30, 2017)

Internet Software & Services	9.4%
Internet & Catalog Retail	8.0%
Software	7.1%
Technology Hardware, Storage & Peripherals	6.7%
IT Services	6.4%
Biotechnology	6.2%
Semiconductors & Semiconductor Equipment	6.0%
Specialty Retail	5.6%
Other	43.8%
Cash & Equivalents — Net	0.8%

Annual Report	| June 30, 2017	9

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,144.30	$1,139.90	$1,142.70	$1,145.30	$1,146.30	$1,146.20	$1,144.70
Expenses Paid During Period	$5.26	$9.34	$6.69	$4.04	$3.51	$3.25	$4.84

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,019.89	$1,016.07	$1,018.55	$1,021.03	$1,021.52	$1,021.77	$1,020.28
Expenses Paid During Period	$4.96	$8.80	$6.31	$3.81	$3.31	$3.06	$4.56

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (0.99% for Class A, 1.76% for Class C, 1.26% for Class R, 0.76% for Class P, 0.66% for Institutional Class, 0.61% for Class R6 and 0.91% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

10	June 30, 2017 |	Annual Report

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Annual Report	| June 30, 2017	11

Unaudited

AllianzGI Global Natural Resources Fund

For the reporting period of July 1, 2016 through June 30, 2017, as provided by Paul Strand, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2017, Class A shares, at net asset value (“NAV”), of the AllianzGI Global Natural Resources Fund (the “Fund”) returned -5.37%, underperforming the Custom Commodity Equity Benchmark, which returned 12.94%.

Market Overview

Crude oil prices dropped in the second quarter of 2017, falling to the mid-$40’s per Brent crude barrel after peaking above $57 in the first quarter. We believe fears of oversupply stemming from a significant increase in the US rig count and shale-related supplies, weighed on crude despite Organization of the Petroleum Exporting Countries’ (“OPEC”) compliance with its recent cutbacks. Largely, as a result of this pullback, the energy sector was the worst performing Global Industry Classification Standards (“GICS”) sector in the first half of calendar 2017, significantly weighing on the Fund’s performance. The broader equity measures, the S&P 500 Index and MSCI World Index, returned 17.9% and 18.2%, respectively, for the reporting period.

Portfolio Review

The Fund’s underperformance was driven by negative stock selection and the overweight in the energy sector in the first half of calendar 2017.

An eclectic group of individual names contributed the most to overall performance, including an underweight in an integrated oil company, some mining exposure and a chemical company. The mining exposure included some base metals companies and an iron ore provider.

The largest detractors to performance were our stock selections in some individual energy-related names. These companies were relatively smaller-cap oil and gas exploration and production companies that were significantly impacted by the weak oil and gas prices in the second quarter of 2017.

The Fund utilizes a “Buy-Write” options strategy in which call options are written against some equity holdings. For the reporting period, the use of this strategy generated a modest positive contribution to overall performance.

Outlook

The Fund’s overweight position in energy stocks significantly hurt performance, particularly in the second quarter of 2017. However, over the intermediate term (one to two years), we believe oil prices will normalize to a range of at least $50 to $55 per Brent crude barrel . Given that forecast and our belief that the global economy and global oil demand will grow at least moderately over the next couple of years, we remain overweight in the energy sector. Furthermore, we believe that the energy sector represents excellent relative value and encompasses a superior long-term growth outlook versus other sectors. Despite the first-half setback to performance from the exposure in energy, we believe that the overweight will ultimately benefit the strategy, as we foresee natural global demand growth lifting energy prices in the longer-term, providing a favorable profit environment for the energy sector.

We continue to favor our diversified, thematic and opportunistic approach to investing in natural resource-related companies, and maintain our belief that over the long-term the performance of the equities should outperform the underlying commodities. Risks to the Fund include a relapse in the global economy, disruption to world bond markets and a sustained drop in commodity prices.

Average Annual Total Return for the period ended June 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Natural Resources Fund Class A	–5.37%	–0.84%	–2.42%	5.14%
AllianzGI Global Natural Resources Fund Class A (adjusted)	–10.58%	–1.95%	–2.97%	4.69%
AllianzGI Global Natural Resources Fund Class C	–6.00%	–1.57%	–3.13%	4.37%
AllianzGI Global Natural Resources Fund Class C (adjusted)	–6.94%	–1.57%	–3.13%	4.37%
AllianzGI Global Natural Resources Fund Class P	–5.12%	–0.58%	–2.16%	5.43%
AllianzGI Global Natural Resources Fund Institutional Class	–5.07%	–0.50%	–2.07%	5.53%
MSCI World Index	18.20%	11.38%	3.97%	6.78%
60% MSCI World Energy/40% MSCI World Materials	8.15%	1.85%	–0.15%	5.98%
Custom Commodity Equity Benchmark	12.94%	3.98%	1.80%	8.10%
Lipper Global Natural Resources Fund Average	2.24%	–1.05%	–4.00%	3.99%

† The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 6/30/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 58-60 for more information. The Fund’s expense ratios are 1.44% for Class A shares, 2.19% for Class C shares, 1.19% for Class P shares and 1.09% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

12	June 30, 2017 |	Annual Report

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

Cumulative Returns Through June 30, 2017

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2017)

United States	63.4%
United Kingdom	10.0%
Canada	5.9%
France	5.2%
Switzerland	3.1%
Denmark	2.3%
Australia	2.1%
Spain	1.8%
Other	5.1%
Cash & Equivalents — Net (including Options Written)	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$859.00	$856.40	$860.20	$861.00
Expenses Paid During Period	$6.59	$10.03	$5.44	$4.98

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,017.70	$1,013.98	$1,018.94	$1,019.44
Expenses Paid During Period	$7.15	$10.89	$5.91	$5.41

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.43% for Class A, 2.18% for Class C, 1.18% for Class P and 1.08% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2017	13

Unaudited

AllianzGI Global Small-Cap Fund

For the period of July 1, 2016 through June 30, 2017, as provided by Andrew Neville, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Global Small-Cap Fund (the “Fund”) returned 15.96%, underperforming the MSCI World Small-Cap Index, (the “benchmark”), which returned 20.90%.

Market Overview

The last six months of 2016 were bookended by two political events—the U.K.’s referendum vote to leave the European Union (“Brexit”) and the US presidential election—whose shocking outcomes signaled stock market volatility which never really came to pass. Instead, we believe investors were buoyed by improving global growth prospects as they bid equity prices higher and drove major market indices, including the S&P 500, Dow and NASDAQ, to record highs by 2016 year-end. Small-cap stocks in equity markets around the world participated in the reporting period’s strong capital appreciation and the benchmark returned 10.4% for the six months ended December 31, 2016. Small-cap performance saw a divergence from a global perspective for the first six months of 2017. International small-caps, as measured by the MSCI EAFE Small-Cap Index, returned 16.72% during the period, versus 4.99% for US small-caps, as measured by the Russell 2000 Index.

Portfolio Review

Negative stock selection was the main driver of the Fund’s underperformance, with strong detractions coming from energy and industrials. Selection was negative in almost every sector, with the exception of a few for which the positive contribution was small.

The situation was similar from a country perspective, as negative stock selection within the US in particular was a significant detractor, as well as the portfolio’s French stocks.

Spirit Realty Corporation and Tullow Oil were the largest individual stock detractors, while Ulvac (a US-based vacuum pump manufacturer) and Hunstmann (a global US chemicals manufacturer) were the best relative performers.

Overall, the Fund had a nice rebound to performance in the first six-months of 2017, outperforming the benchmark by 1.51%.

Outlook

When we consider the outlook for smaller companies one needs to take a combined view on the economic cycle, interest rate cycle, earnings cycle, valuations in order to keep a weather eye on emerging themes and tail risks.

Indications suggest the economic cycle remains positive and in the words of economists, the global economy is growing “above potential”. Heading into the second half of the year, we believe the world economy remains on course for solid growth. The Eurozone, a monetary union of 19 of the 28 European Union (“EU”) member states whose national currency is the Euro, continues to produce the strong economic figures, as does Japan and Asia, which compares to the mixed US and outright weaker UK. The world’s economy remains in expansionary mode and we believe momentum will likely decline from here. We also do not foresee a recession being in the cards, not even in 2018. Earnings are reflecting the different points on which regions sit on their respective current economic cycle. The Eurozone is showing the best growth, which is getting better, similar to Asia, while each of the US, Japan and the UK remain in growth, but slowing.

Valuations are all above average and towards the upper end of historical ranges, with yields at record low levels. Hence, with yields rising and Central banks beginning to raise interest rates, we believe the cycle should revert to historical norms with earnings driving the market upwards.

We believe the tail risks we used to focus on are lessening: political risk remains above average but on a lowering trend; and policy risk remains, but is biased towards markets going higher at first.

14	June 30, 2017 |	Annual Report

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Small-Cap Fund Class A	15.96%	11.31%	4.10%	10.13%
AllianzGI Global Small-Cap Fund Class A (adjusted)	9.58%	10.05%	3.52%	9.83%
AllianzGI Global Small-Cap Fund Class C	15.10%	10.47%	3.33%	9.33%
AllianzGI Global Small-Cap Fund Class C (adjusted)	14.10%	10.47%	3.33%	9.33%
AllianzGI Global Small-Cap Fund Class P	16.24%	11.59%	4.39%	10.45%
AllianzGI Global Small-Cap Fund Institutional Class	16.36%	11.70%	4.48%	10.56%
MSCI World Small-Cap Index	20.90%	12.95%	5.53%	8.15%
Lipper Global Small-/Mid-Cap Fund Average	22.22%	11.90%	4.34%	8.91%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 58-60 for more information. The Fund’s expense ratios are 1.61% for Class A shares, 2.36% for Class C shares, 1.36% for Class P shares and 1.26% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through June 30, 2017

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2017)

United States	53.1%
Japan	13.6%
United Kingdom	4.9%
Germany	4.0%
Sweden	3.1%
France	2.6%
Switzerland	2.2%
Australia	2.1%
Other	12.4%
Cash & Equivalents — Net	2.0%

Annual Report	| June 30, 2017	15

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,112.30	$1,108.20	$1,113.80	$1,114.40
Expenses Paid During Period	$8.43	$12.34	$7.13	$6.61

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,016.81	$1,013.09	$1,018.05	$1,018.55
Expenses Paid During Period	$8.05	$11.78	$6.80	$6.31

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.61% for Class A, 2.36% for Class C, 1.36% for Class P and 1.26% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

16	June 30, 2017 |	Annual Report

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Annual Report	| June 30, 2017	17

Unaudited

AllianzGI Health Sciences Fund

For the period of July 1, 2016 through June 30, 2017, as provided by John Schroer, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2017, Class A shares, at net asset value (“NAV”), of the AllianzGI Health Sciences Fund (the “Fund”) returned 13.83%, outperforming the MSCI World Health Care Index (the “benchmark”), which returned 9.83%.

Market Overview

It was a tale of two halves for global healthcare stocks as the benchmark fell 5.1% in the second half of 2016 but gained 16% in the first half of 2017. In general, biopharmaceutical stocks were negatively impacted in 2016 by, in our opinion, the difficult environment for drug pricing (particularly election rhetoric from the candidates), a tougher regulatory environment for healthcare mergers and acquisitions, and general outflows from healthcare related funds. Thus far, however, biopharmaceutical stocks, particularly biotechnology, have enjoyed a strong start in 2017. In fact, through the second quarter, health care was the best performing Global Industry Classification Standards (“GICS”) sector for the first half of the 2017 calendar year. Overall, the broader equity markets, measured by the S&P 500 and MSCI World Index, returned 17.9% and 18.2% respectively, for the reporting period.

Portfolio Review

Overall, the Fund’s outperformance was primarily driven by positive stock selection in biotechnology and pharmaceuticals.

The largest contributors to performance centered on biotechnology-related positions. These overweight positions were positively impacted by a variety of factors including solid earnings reports, strong product launches, and favorable development/clinical trial progress. The Fund also benefitted throughout the reporting period from the large overweight in UnitedHealth Group, the largest publically-traded managed care company, which reported a string of solid quarterly earnings reports and successfully navigated through the issues associated with the Affordable Care Act (also referred to as Obamacare).

The largest individual detractors to performance were largely miscellaneous in nature. The detractors included the overweights and underweights in several pharmaceutical-related positions, a medical device company that missed its growth targets and a small position in a generic pharmaceutical company.

The Fund ended the reporting period with a relatively concentrated number of positions. Our current portfolio strategy is to focus on our highest conviction ideas, particularly in biotechnology, medical devices and managed care.

Outlook

We are encouraged that the health care sector has been one of the top performing sectors through the second quarter of 2017. Despite the biopharmaceutical industries continuing to operate under significant scrutiny for responsible drug pricing, biotechnology stocks have enjoyed a very strong start in 2017. There are a lot of moving parts affecting health care currently, including the legislative attempts at health care reform. Nonetheless, whatever the outcome for the Affordable Care Act, we are optimistic in the longer-term secular growth case for health care as we believe a variety of demographic factors support continued growth in global health care spending.

We continue to focus on companies and health care industries delivering innovative and profitable drug treatments and cost effective, productivity-enhancing medical solutions. These factors are driving solid long-term earnings growth and, in our opinion, attractive overall valuations for global health care stocks.

18	June 30, 2017 |	Annual Report

Unaudited

AllianzGI Health Sciences Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Health Sciences Fund Class A	13.83%	16.15%	10.65%	11.88%
AllianzGI Health Sciences Fund Class A (adjusted)	7.57%	14.84%	10.03%	11.57%
AllianzGI Health Sciences Fund Class C	12.95%	15.29%	9.82%	11.04%
AllianzGI Health Sciences Fund Class C (adjusted)	11.95%	15.29%	9.82%	11.04%
AllianzGI Health Sciences Fund Institutional Class	14.21%	16.56%	11.04%	12.30%
MSCI World Health Care Index	9.83%	14.90%	8.62%	8.64%
Lipper Health/Biotech Fund Average	18.83%	17.97%	12.32%	12.48%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 58-60 for more information. The Fund’s expense ratios are 1.47% for Class A shares, 2.22% for Class C shares and 1.12% for Institutional Class Shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through June 30, 2017

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2017)

Biotechnology	34.7%
Pharmaceuticals	29.2%
Health Care Equipment & Supplies	15.6%
Health Care Providers & Services	14.3%
Life Sciences Tools & Services	2.8%
Diversified Consumer Services	0.5%
Cash & Equivalents — Net	2.9%

Annual Report	| June 30, 2017	19

Unaudited

AllianzGI Health Sciences Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Institutional Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,167.70	$1,163.20	$1,169.80
Expenses Paid During Period	$7.85	$11.85	$5.97

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Institutional Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,017.55	$1,013.84	$1,019.29
Expenses Paid During Period	$7.30	$11.03	$5.56

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class C and 1.11% for Institutional Class ), multiplied by the average account value over the period, multiplied by 181/365.

20	June 30, 2017 |	Annual Report

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Annual Report	| June 30, 2017	21

Unaudited

AllianzGI Income & Growth Fund

For the period of July 1, 2016 through June 30, 2017, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Income & Growth Fund (the “Fund”) returned 13.88%. During the same period, the S&P 500 Index gained 17.90% and the overall US bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, fell 0.31%. The convertible universe returned 16.79%, as measured by the BofA Merrill Lynch All Convertibles Index; and high-yield bonds, as measured by the BofA Merrill Lynch US High Yield Master II Index, rose 12.75%. Lastly, the Russell 1000 Growth Index increased 20.42%.

Market Overview

Several factors influenced the three asset classes—convertible bonds, high-yield bonds and large-cap equities—during the reporting period, including, in our view, constructive economic trends, corporate health, US Federal Reserve (the “Fed”) moves and outlook, commodity price strength, the new administration’s pro-growth agenda and sustained appetite for risk assets.

We believe the domestic economy is a key driver of the convertible, high-yield, and large-cap equity markets. In the US, economic statistics were constructive and factored into the market’s strength. Steady job creation and subdued unemployment claims were consistent with ongoing economic growth. Housing prices continued to trend higher. Consumer and small business confidence levels came off their recent highs but remain at bullish levels. Overall, key economic indicators suggested the favorable credit conditions for convertibles and high-yield bonds and provided a better backdrop for equities.

US companies exhibited improving fundamentals; operating results for most US companies met or exceeded expectations while credit metrics showed further improvement. According to Bank of America Merrill Lynch, net leverage ticked lower over the last four consecutive quarters and interest coverage rose quarter over quarter. Also, first quarter of 2017 had double digit year-over-year earnings growth which is the first time since 2011.

The convertible, high-yield and equity markets responded positively to the Fed’s rate decision and commentary, hiking the Fed funds rate a quarter point in each of December 2016, March 2017 and June 2017. Additionally, the Fed noted that the process of balance sheet reduction is expected to begin later this year, reflecting what we believe is their confidence in the US economic strength. Outside of the US, global central banks throughout Europe and in Asia maintained aggressive measures to stimulate their respective economies.

Earlier in the period, energy and industrial metal prices continued to show signs of stabilization. Improving industry dynamics helped support these markets, and crude oil in particular, benefited from the Organization of Petroleum Exporting Countries (the “OPEC”) discussions that centered on capping oil production.

The three key asset classes also benefited from a persistent appetite for risk assets, which we believe in part, centered on continued optimism around President Trump’s policies and pro-growth agenda.

Portfolio Review

The Fund provided consistent income—a primary goal of the Fund—over the reporting period.

In the equity sleeve, financials, industrials, and real estate helped relative performance. Conversely, the information technology, health care, and energy sectors hindered relative performance.

In the convertible sleeve, the sectors that contributed positively to relative performance were financials, energy, and materials. On the other hand, technology, health care, and industrials pressured relative performance.

In the high-yield sleeve, industries that aided to relative performance were chemicals, health care, and gaming. In contrast, aerospace/defense, telecommunications—wireless, and media content hampered relative performance.

Regarding the covered call strategy, significant single stock option premiums were more difficult to generate and retain given the historically low volatility environment.

Outlook

In our view, US equity markets continue to record new all-time highs, volatility is near all-time lows and interest rates are trending higher on an improving economic outlook. Historically, these factors have been positive indicators for both economic and corporate earnings growth and we interpret them to be supportive of investments in risk assets. We believe stress in select industries of the market has waned, and overall, balance sheets, leverage ratios and interest-coverage ratios continue to support an investment in the asset classes.

We expect the US economy to expand at a moderate pace for the remainder of 2017. The stock market’s strength and the US Treasury yield curve appear to confirm this expectation. Moreover, any combination of positive tax reform, decreased regulation and increased fiscal spending could provide upside to growth expectations.

US monetary policy continues to be modestly accommodative with the Fed expected to take a gradual approach toward policy adjustments. Additional Fed rate hikes and in our opinion, balance sheet reduction efforts signal confidence in the US economy’s ability to grow and reflect the goal of achieving a normalized environment after an extended period of extreme accommodation. We also believe global monetary policy continues to be constructive and accommodative.

22	June 30, 2017 |	Annual Report

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Income & Growth Fund Class A	13.88%	8.60%	6.43%	6.74%
AllianzGI Income & Growth Fund Class A (adjusted)	7.61%	7.38%	5.83%	6.16%
AllianzGI Income & Growth Fund Class C	13.08%	7.78%	5.63%	5.94%
AllianzGI Income & Growth Fund Class C (adjusted)	12.08%	7.78%	5.63%	5.94%
AllianzGI Income & Growth Fund Class R	13.59%	8.32%	6.18%	6.48%
AllianzGI Income & Growth Fund Class P	14.14%	8.86%	6.71%	7.01%
AllianzGI Income & Growth Fund Institutional Class	14.33%	8.98%	6.81%	7.12%
S&P 500 Index	17.90%	14.63%	7.18%	7.69%
Bloomberg Barclays U.S. Aggregate Bond Index	–0.31%	2.21%	4.48%	4.28%
Lipper Flexible Portfolio Fund Average	9.61%	6.04%	4.04%	4.46%

† The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 2/28/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 58-60 for more information. The Fund’s expense ratios are 1.29% for Class A shares, 2.04% for Class C shares, 1.54% for Class R shares, 1.04% for Class P shares and 0.94% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through June 30, 2017

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2017)

Software	6.0%
Media	6.0%
Oil, Gas & Consumable Fuels	5.8%
Semiconductors	5.5%
Telecommunications	4.2%
Internet	3.9%
Pharmaceuticals	3.7%
Biotechnology	3.7%
Other	58.0%
Cash & Equivalents — Net (including Options Written)	3.2%

Annual Report	| June 30, 2017	23

S&P Ratings* (as of June 30, 2017)

*	As a percentage of fixed-income investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Fund’s consideration of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P and bonds that do not currently have a rating available are designated in the chart above as “NR”.

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,064.90	$1,060.60	$1,063.50	$1,066.40	$1,067.20
Expenses Paid During Period	$6.60	$10.42	$7.88	$5.33	$4.82

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,018.40	$1,014.68	$1,017.16	$1,019.64	$1,020.13
Expenses Paid During Period	$6.46	$10.19	$7.70	$5.21	$4.71

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.29% for Class A, 2.04% for Class C, 1.54% for Class R, 1.04% for Class P and 0.94% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

24	June 30, 2017 |	Annual Report

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Annual Report	| June 30, 2017	25

Unaudited

AllianzGI Mid-Cap Fund

For the period of July 1, 2016 through June 30, 2017, as provided by Steven Klopukh, CFA, Lead Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Mid-Cap Fund (the “Fund”) returned 18.89%, outperforming the Russell Midcap Growth Index (the “benchmark”), which returned 17.05%.

Market Overview

US equities posted robust gains over the reporting period, with major indices touching a series of fresh highs in recent months. We believe shares were boosted by strong corporate earnings growth and the anticipation of tax and regulatory reforms following the 2016 US presidential election results in November. However, the strength of the rally began to lose steam in the 2nd quarter of 2017 amid signs of moderating economic activity. In addition, we believe political and geopolitical risk started to weigh on sentiment.

Portfolio Review

Positive stock selection was the main driver of the Fund’s outperformance, with especially strong contributions coming from the materials, consumer staples and real estate sectors. Conversely, stock selection within the consumer discretionary sector held back returns. Sector allocation overall added to returns, primarily due to the underweight allocation to the consumer staples sector.

Specialty chemical company Chemours was the top contributor to relative returns. The company is the global cost leader in titanium dioxide (TiO2), a white pigment used in applications such as paint, food coloring, and sunscreen manufacturing. Chemours has been restructuring its operations since its spinoff from DuPont in 2015, helping the company to achieve lower costs. The company currently benefits from a 10% cost advantage relative to its closest competitor. Management expects additional cost cutting as well as pricing increases in some segments, which should allow for continued earnings growth.

In contrast, arts and craft retailer Michaels was the largest detractor from relative returns. Recent earnings were weaker than expected. In our view, much of this was attributed to macroeconomic and industry headwinds, as the arts and crafts market has grown in competition. We believe the company has meaningful but unrealized growth potential and is attractively valued relative to peers given its low-risk profile. We also see potential for management to improve margins as it continues to extract efficiencies from prior acquisitions.

Outlook

We maintain a positive, but cautious view on US equities as we move into the second half of 2017. Domestic politics and the inability of the US Congress to pass reform legislation thus far have dampened optimism, but stocks have generally performed well due to solid earnings growth. Early indications suggest that the earnings recovery is set to continue for the second quarter reporting season.

Growth continued to outpace value over the second quarter of 2017. In an environment where concerns about the sustainability of a slow growth economy are looming, stocks that can deliver growth have outperformed. As always, we continue to focus on stock selection, seeking to invest in high quality mid-cap companies with superior growth prospects that are attractively valued. Our portfolio emphasizes free cash flow yield and responsible capital allocation.

26	June 30, 2017 |	Annual Report

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Mid-Cap Fund Class A	18.89%	13.83%	7.10%	12.82%
AllianzGI Mid-Cap Fund Class A (adjusted)	12.35%	12.55%	6.50%	12.65%
AllianzGI Mid-Cap Fund Class C	17.95%	13.01%	6.29%	12.05%
AllianzGI Mid-Cap Fund Class C (adjusted)	16.95%	13.01%	6.29%	12.05%
AllianzGI Mid-Cap Fund Class R	18.45%	13.49%	6.84%	12.63%
AllianzGI Mid-Cap Fund Class P	19.18%	14.15%	7.38%	13.28%
AllianzGI Mid-Cap Fund Institutional Class	19.39%	14.24%	7.47%	13.38%
AllianzGI Mid-Cap Fund Administrative Class	19.19%	13.98%	7.22%	13.09%
Russell Midcap Growth Index	17.05%	14.19%	7.87%	12.20%
Lipper Mid-Cap Growth Fund Average	18.93%	12.90%	6.83%	10.16%

† The Fund began operations on 11/6/79. Benchmark and primary Lipper performance comparisons began on 10/31/79; secondary Lipper performance is available for trailing 10 years.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 58-60 for more information. The Fund’s expense ratios are 1.13% for Class A shares, 1.88% for Class C shares, 1.38% for Class R shares, 0.88% for Class P shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through June 30, 2017

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of June 30, 2017)

Software	6.9%
Semiconductors & Semiconductor Equipment	6.7%
Electronic Equipment, Instruments & Components	6.0%
Health Care Equipment & Supplies	5.8%
IT Services	4.2%
Household Durables	4.2%
Pharmaceuticals	4.1%
Hotels, Restaurants & Leisure	4.1%
Other	57.3%
Cash & Equivalents - Net	0.7%

Annual Report	| June 30, 2017	27

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,126.50	$1,123.20	$1,121.60	$1,129.40	$1,128.70	$1,128.90
Expenses Paid During Period	$5.96	$9.90	$7.26	$4.65	$4.12	$5.44

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,019.19	$1,015.47	$1,017.95	$1,020.43	$1,020.93	$1,019.69
Expenses Paid During Period	$5.66	$9.39	$6.90	$4.41	$3.91	$5.16

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class A, 1.88% for Class C, 1.38% for Class R, 0.88% for Class P, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2017	29

Unaudited

AllianzGI NFJ Dividend Value Fund

For the period July 1, 2016 through June 30, 2017, as provided by the Dallas Investment team.

Fund Insights

For the twelve-month period ended June 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Dividend Value Fund (the “Fund”) returned 15.55%, performing in line with the Russell 1000 Value Index (the “benchmark”), which returned 15.53%.

Market Overview

US equities gains were robust over the reporting period, with the S&P 500 Index climbing 17.90%. That said, large-cap companies generally lagged their smaller-cap peers, with the benchmark gaining a more moderated 15.53%, while the Russell 2000 Value Index rose 24.86% over the reporting period. A sizeable portion of positive returns were realized during the month of November 2016, when the benchmark rose 5.71%. We believe the market sentiment improved largely under the enthusiasm for President Trump’s pro-growth agenda, particularly infrastructure spending and tax cut proposals. In our opinion, smaller companies, which tend to be more exposed to the domestic economy, surged on hopes that the new administration would introduce tax cuts, higher infrastructure spending and other measures aimed at boosting the US economy. More cyclical sectors in the benchmark rose sharply, led by 36% returns from the financials sector, 26% gains from the information technology (“IT”) sector and 23% growth in the industrials sector. Telecommunication services, energy and real estate were the only sectors to post a negative total return, declining 9%, 5% and 2%, respectively. Bond-proxy like areas of the market, including utilities (3%) and consumer staples (6%) posted modest gains and lagged the benchmark total return by double digits.

Portfolio Review

Relative performance results over the reporting period were due primarily to positive sector allocation which was largely offset by negative stock selection. Selection across the industrials and materials sectors boosted relative returns, but gains were overwhelmed by holdings in the information technology and energy sectors, which failed to keep pace with benchmark shares. The Fund’s underweight exposures across real estate and health care, as well as an overweight in the financials sector, contributed to performance results. Conversely, an overweight in the telecommunications services sector was the only allocation that detracted from relative returns during the reporting period.

Outlook

Since it was introduced in 1993, the Chicago Board Options Exchange (“CBOE”) Volatility Index, or VIX, has measured the cost to protect investors from near-term instability in the S&P 500 Index. Over the past 20 years, the VIX has closed at an average of 20.72. As life’s few immutable truths include death, taxes and the unpredictability of markets, it may not be surprising that over the last 20 years, the VIX has closed below ten on just 11 trading days. Remarkably, seven of those instances occurred in May and June of 2017, reflecting a largely unprecedented period of anticipating low market volatility. For many, it seems that the supportive structures buoying risky assets remain. Despite indications that the US Federal Reserve (the “Fed”) will gradually tighten monetary policy through rate hikes and unwinding its swollen balance sheet, the market endures. Expectations of fiscal stimulus in the form of corporate and individual tax cuts, de-regulation and infrastructure spending persist, albeit the specifics surrounding such measures may be hazy. Has the US investor become lulled by muted volatility, low interest rates and economic expansion? Only time, or shrewd macro-economic prognosticating, can tell. The Dallas Investment team believes in prudence to a process. During a time of great complacency, we have positioned our strategies more defensively and are committed to a strict discipline of investing at the intersection between value and yield. We believe this time-tested approach of seeking to invest in higher-quality companies with sustainable cash flows and low absolute and relative valuations will provide prudent positioning and superior long-term results for our clients.

30	June 30, 2017 |	Annual Report

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Dividend Value Fund Class A	15.55%	10.83%	3.60%	7.79%
AllianzGI NFJ Dividend Value Fund Class A (adjusted)	9.20%	9.58%	3.02%	7.43%
AllianzGI NFJ Dividend Value Fund Class C	14.67%	9.98%	2.83%	6.98%
AllianzGI NFJ Dividend Value Fund Class C (adjusted)	13.67%	9.98%	2.83%	6.98%
AllianzGI NFJ Dividend Value Fund Class R	15.24%	10.54%	3.34%	7.52%
AllianzGI NFJ Dividend Value Fund Class P	15.79%	11.08%	3.87%	8.11%
AllianzGI NFJ Dividend Value Fund Institutional Class	15.96%	11.20%	3.97%	8.22%
AllianzGI NFJ Dividend Value Fund Class R6	16.01%	11.25%	4.02%	8.27%
AllianzGI NFJ Dividend Value Fund Administrative Class	15.68%	10.93%	3.72%	7.94%
Russell 1000 Value Index	15.53%	13.94%	5.57%	6.88%
Lipper Equity Income Fund Average	13.21%	11.44%	5.79%	6.39%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 58-60 for more information. The Funds gross expense ratios are 1.08% for Class A shares, 1.83% for Class C shares, 1.33% for Class R shares, 0.83% for Class P shares, 0.73% for Institutional Class shares, 0.68% for R6 shares and 0.98% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2017. The Fund’s expense ratios net of this reduction are 0.93% for Class A shares, 1.68% for Class C shares, 1.18% for Class R shares, 0.68% for Class P shares, 0.58% for Institutional Class shares, 0.53% for Class R6 shares and 0.83% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through June 30, 2017

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2017)

Banks	16.6%
Oil, Gas & Consumable Fuels	9.7%
Insurance	6.1%
Pharmaceuticals	5.8%
Health Care Providers & Services	4.0%
Capital Markets	4.0%
Aerospace & Defense	4.0%
Diversified Telecommunication Services	3.9%
Other	45.4%
Cash & Equivalents — Net	0.5%

Annual Report	| June 30, 2017	31

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,039.50	$1,035.50	$1,038.30	$1,040.30	$1,041.30	$1,041.90	$1,040.10
Expenses Paid During Period	$4.75	$8.53	$6.01	$3.49	$2.99	$2.73	$4.25

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,020.13	$1,016.41	$1,018.89	$1,021.37	$1,021.87	$1,022.12	$1,020.63
Expenses Paid During Period	$4.71	$8.45	$5.96	$3.46	$2.96	$2.71	$4.21

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (0.94% for Class A, 1.69% for Class C, 1.19% for Class R, 0.69% for Class P, 0.59% for Institutional Class, 0.54% for R6 class and 0.84% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2017	33

Unaudited

AllianzGI NFJ International Value Fund

For the period July 1, 2016 through June 30, 2017, as provided by the Dallas Investment team.

Fund Insights

For the twelve-month period ended June 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ International Value Fund (the “Fund”) returned 13.99%, underperforming the MSCI All Country World ex-USA Index (the “benchmark”), which returned 20.45%.

Market Overview

Equity gains were robust over the reporting period, with the S&P 500 Index climbing 17.90% while the benchmark rose 20.45%. Emerging markets pulled ahead of developed international equities over the reporting period, climbing 23.75% in the MSCI Emerging Markets Index versus a 20.27% gain from the MSCI EAFE Index. In December 2016, the European Central Bank extended its bond-buying program by nine months, but cut the size of its monthly purchases by EUR 20 billion to EUR 60 billion and kept interest rates on hold into the first half of 2017. Similarly, the Bank of Japan announced fresh stimulus measures worth around JPY 28 trillion (USD 45 billion) in the back half of 2016, then kept its policies unchanged over the first six months of 2017, noting that the economy “was turning towards moderate expansion”. Political uncertainty weighed on sentiment across the UK as Prime Minister Theresa May’s bid to strengthen her hand in the negotiations relating to the UK’s referendum vote to leave the European Union (“Brexit”) backfired when the general election left the Conservative Party with no overall parliamentary majority. Chinese equities largely surged over the reporting period, as we believe sentiment was buoyed by evidence that the economy was on solid footing. Chinese shares reached an 18-month high in June following index provider MSCI’s announcement that it will include 222 domestic Chinese stocks, also known as A-shares, in its key All Countries World and Emerging Markets indices beginning in July 2018.

Portfolio Review

Relative underperformance during the reporting period was primarily due to negative stock selection, though country and sector allocations also detracted. Over the reporting period, headwinds for Value re-emerged—largely during the first half of 2017—and the MSCI ACWI ex-USA Value Index underperformed its Growth counterpart by more than 6.50%. Positive selection across the energy and real estate sectors contributed to results, but these gains were overwhelmed by negative selection in the industrials and health care segments of the market. Within the benchmark, information technology rose a remarkable 42%, followed by 34% and 28% returns for financials and materials, respectively. Conversely, more bond proxy-like areas of the market unperformed the benchmark’s total return; the five poorest-performing sectors were telecommunications services (4%), health care (5%), real estate (5%), utilities (7%) and consumer staples (7%). By allocation, the Fund’s underweight exposures in the consumer staples and real estate sectors boosted relative performance, while overweight positions across telecommunications services and utilities, as well as an underweight in information technology, detracted from results. By country, selection was strong in Hong Kong, France and Ireland, though these positive results were overwhelmed by poor selection across South Korea, China and Japan. Underweight positioning in Switzerland and Denmark boosted relative performance while an overweight in Israel and underweight in Japan detracted over the reporting period.

Outlook

While political risk in Europe has not gone away—Italy may still conduct a snap election this fall and Brexit remains a force to be weathered—we continue to see a favorable near-term cyclical outlook for the euro zone. We expect the election of Mr. Macron, the LREM’s (La République En Marche, a centrist and liberal political party in France) new parliamentary majority and the likely reaffirmation of Chancellor Angela Merkel in Germany should lead to a constructive partnership between France and Germany. Against this backdrop, we believe the international landscape appears to offer favorable valuation opportunities when compared with the US. For example, the benchmark traded at 14.1 times it’s forward earnings at quarter end, versus the S&P 500 Index at 17.5 times it’s forward earnings at quarter end. And while these indices traded in lock-step for much of the mid to late 2000s, today’s current valuation dispersion represents a 20-year high. An improving economic outlook across the developed world also tends to brighten prospects for emerging economies, which are often galvanized by exports. Over the year-to-date period ended June 2017 alone, we have witnessed a more than 18% jump in the MSCI Emerging Markets Index, eclipsing the MSCI EAFE Index’s corresponding return by more than four percentage points. That said, valuation disparity between the MSCI Emerging Market and EAFE indices have largely held constant this past year, presenting some difficulties for value-focused investors. We believe that our process helps us identify investment opportunities that offer discounted valuations versus their own history, their peers or the broader market. During the year’s recent fervor for growth among international and emerging equities, we believe adhering to a disciplined investment approach that focuses on dividends and value will be crucial in realizing long term, positive returns for our clients.

34	June 30, 2017 |	Annual Report

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ International Value Fund Class A	13.99%	1.49%	–0.74%	8.94%
AllianzGI NFJ International Value Fund Class A (adjusted)	7.72%	0.34%	–1.30%	8.52%
AllianzGI NFJ International Value Fund Class C	13.17%	0.73%	–1.48%	8.14%
AllianzGI NFJ International Value Fund Class C (adjusted)	12.17%	0.73%	–1.48%	8.14%
AllianzGI NFJ International Value Fund Class R	13.68%	1.23%	–0.97%	8.70%
AllianzGI NFJ International Value Fund Class P	14.20%	1.74%	–0.48%	9.24%
AllianzGI NFJ International Value Fund Institutional Class	14.33%	1.85%	–0.38%	9.34%
AllianzGI NFJ International Value Fund Class R6	14.42%	1.89%	–0.33%	9.39%
AllianzGI NFJ International Value Fund Administrative Class	14.09%	1.60%	–0.63%	9.07%
MSCI All Country World ex-USA Index	20.45%	7.22%	1.13%	8.58%
Lipper International Multi-Cap Value Fund Average	22.04%	7.81%	0.11%	7.51%

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 58-60 for more information. The Fund’s gross expense ratios are 1.33% for Class A shares, 2.08% for Class C shares, 1.58% for Class R shares, 1.08% for Class P shares, 0.98% for Institutional Class shares, 0.93% for Class R6 shares, and 1.23% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2017. The Fund’s expense ratios net of this reduction are 1.26% for Class A shares, 2.01% for Class C shares, 1.51% for Class R shares, 1.01% for Class P shares, 0.91% for Institutional Class shares, 0.86% for Class R6 shares and 1.16% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through June 30, 2017

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2017)

United Kingdom	13.6%
Japan	13.2%
Canada	10.4%
China	9.6%
France	8.9%
Germany	7.1%
Netherlands	5.8%
Hong Kong	4.0%
Other	27.4%
Cash & Equivalents — Net	(0.0)%	*

* Less than (0.05)%

Annual Report	| June 30, 2017	35

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,120.40	$1,116.40	$1,119.20	$1,121.50	$1,122.10	$1,122.30	$1,121.10
Expenses Paid During Period	$6.78	$10.70	$8.09	$5.47	$4.95	$4.68	$6.26

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,018.40	$1,014.68	$1,017.16	$1,019.64	$1,020.13	$1,020.38	$1,018.89
Expenses Paid During Period	$6.46	$10.19	$7.70	$5.21	$4.71	$4.46	$5.96

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.29% for Class A, 2.04% for Class C, 1.54% for Class R, 1.04% for Class P, 0.94% for Institutional Class, 0.89% for Class R6 and 1.19% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

36	June 30, 2017 |	Annual Report

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Annual Report	| June 30, 2017	37

Unaudited

AllianzGI NFJ Large-Cap Value Fund

For the period July 1, 2016 through June 30, 2017, as provided by the Dallas Investment team.

Fund Insights

For the twelve-month period ended June 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Large-Cap Value Fund (the “Fund”) returned 21.48%, outperforming the Russell Top 200 Value Index (the “benchmark”), which returned 15.36%.

Market Overview

US equities gains were robust over the reporting period, with the S&P 500 Index climbing 17.90%. That said, larger capitalization companies generally lagged their smaller-cap peers, with the benchmark gaining a more moderated 15.36% while the Russell 2000 Value Index rose 24.86% over the reporting period. A sizeable portion of positive returns were realized during the month of November 2016, when the benchmark rose 5.46%. We believe the market sentiment improved largely under the enthusiasm for President Trump’s pro-growth agenda, particularly infrastructure spending and tax cut proposals. In our opinion, smaller companies, which tend to be more exposed to the domestic economy, surged on hopes that the new administration would introduce tax cuts, higher infrastructure spending and other measures aimed at boosting the US economy. More cyclical sectors in the benchmark rose sharply, led by 38% returns from the financials sector, 25% gains from the materials sector and 20% growth in the information technology sector. Telecommunications services and energy were the only two sectors to post a negative total return, declining 10% and 4%, respectively. Bond-proxy-like areas of the market, including utilities (3%), real estate (3%) and consumer staples (7%) posted modest gains but lagged the benchmark total return by double digits.

Portfolio Review

Relative outperformance over the reporting period was primarily due to positive stock selection and sector allocation. Selection across the consumer staples and utilities sectors boosted relative returns, but gains were overwhelmed by holdings in the financials and materials sectors, which failed to keep pace with benchmark shares. Within the benchmark, utilities, telecommunications services, industrials and consumer staples soared to double-digit gains as investors favored more defensive and bond-proxy-like equities. Three of the benchmark’s eleven Global Industry Classification Standards (“GICS”) economic sectors dipped into negative territory for the reporting period: consumer discretionary, financials and energy. The Fund’s overweight in telecommunications services and underweight in financials contributed to performance results. Conversely, an overweight in consumer discretionary and underweight in health care detracted from the Fund’s relative performance.

Outlook

Since it was introduced in 1993, the Chicago Board Options Exchange (“CBOE”) Volatility Index, or VIX, has measured the cost to protect investors from near-term instability in the S&P 500 Index. Over the past 20 years, the VIX has closed at an average of 20.72. As life’s few immutable truths include death, taxes and the unpredictability of markets, it may not be surprising that over the last 20 years, the VIX has closed below ten on just 11 trading days. Remarkably, seven of those instances occurred in May and June of 2017, reflecting a largely unprecedented period of anticipating low market volatility. For many, it seems that the supportive structures buoying risky assets remain. Despite indications that the US Federal Reserve (the “Fed”) will gradually tighten monetary policy through rate hikes and unwinding its swollen balance sheet, the market endures. Expectations of fiscal stimulus in the form of corporate and individual tax cuts, de-regulation and infrastructure spending persist, albeit the specifics surrounding such measures may be hazy. Has the US investor become lulled by muted volatility, low interest rates and economic expansion? Only time, or shrewd macro-economic prognosticating, can tell. The Dallas Investment team believes in prudence to a process. During a time of great complacency, we have positioned our strategies more defensively and are committed to a strict discipline of investing at the intersection between value and yield. We believe this time-tested approach of seeking to invest in higher-quality companies with sustainable cash flows and low absolute and relative valuations will provide prudent positioning and superior long-term results for our clients.

38	June 30, 2017 |	Annual Report

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Large-Cap Value Fund Class A	21.48%	12.77%	3.79%	7.46%
AllianzGI NFJ Large-Cap Value Fund Class A (adjusted)	14.80%	11.50%	3.20%	7.10%
AllianzGI NFJ Large-Cap Value Fund Class C	20.58%	11.92%	3.01%	6.66%
AllianzGI NFJ Large-Cap Value Fund Class C (adjusted)	19.58%	11.92%	3.01%	6.66%
AllianzGI NFJ Large-Cap Value Fund Class R	21.20%	12.48%	3.53%	7.22%
AllianzGI NFJ Large-Cap Value Fund Class P	21.83%	13.04%	4.07%	7.79%
AllianzGI NFJ Large-Cap Value Fund Institutional Class	21.94%	13.15%	4.16%	7.89%
AllianzGI NFJ Large-Cap Value Fund Administrative Class	21.64%	12.87%	3.88%	7.62%
Russell Top 200 Value Index	15.36%	13.42%	4.88%	5.40%
Lipper Large-Cap Value Fund Average	17.97%	12.91%	4.86%	6.61%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 58-60 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2017. The Fund’s expense ratios net of this reduction are 0.96% for Class A shares, 1.71% for Class C shares, 1.21% for Class R shares, 0.71% for Class P shares, 0.61% for Institutional Class shares and 0.86% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through June 30, 2017

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2017)

Banks	17.6%
Oil, Gas & Consumable Fuels	9.5%
Pharmaceuticals	7.8%
Insurance	6.2%
Health Care Providers & Services	4.1%
Technology Hardware, Storage & Peripherals	4.0%
Electric Utilities	3.9%
Machinery	3.1%
Other	43.7%
Cash & Equivalents — Net	0.1%

Annual Report	| June 30, 2017	39

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,085.00	$1,080.60	$1,084.00	$1,086.50	$1,086.70	$1,085.70
Expenses Paid During Period	$4.96	$8.82	$6.25	$3.67	$3.16	$4.45

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,020.03	$1,016.31	$1,018.79	$1,021.27	$1,021.77	$1,020.53
Expenses Paid During Period	$4.81	$8.55	$6.06	$3.56	$3.06	$4.31

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (0.96% for Class A, 1.71 % for Class C, 1.21 % for Class R, 0.71% for Class P, 0.61 % for Institutional Class and 0.86% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2017	41

Unaudited

AllianzGI NFJ Mid-Cap Value Fund

For the period of July 1, 2016 through June 30, 2017, as provided by the Dallas Investment team.

Fund Insights

For the twelve-month period ended June 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Mid-Cap Value Fund (the “Fund”) returned 30.53%, outperforming the Russell Midcap Value Index (the “benchmark”), which returned 15.93%.

Market Overview

US equities gains were robust over the reporting period, with the S&P 500 Index climbing 17.90%. That said, smaller capitalization companies generally outperformed, with the Russell 2000 Value Index gaining a remarkable 24.86% while the Russell 1000 Value Index and the benchmark rose 15.53% and 15.93%, respectively, over the reporting period. A sizeable portion of positive returns were realized during the month of November 2016, when the benchmark rose 6.26%. We believe the market sentiment improved largely under the enthusiasm for President Trump’s pro-growth agenda, particularly infrastructure spending and tax cut proposals. In our opinion, smaller companies, which tend to be more exposed to the domestic economy, surged on hopes that the new administration would introduce tax cuts, higher infrastructure spending and other measures aimed at boosting the US economy. More cyclical sectors in the benchmark rose sharply, led by 41% returns from the information technology sector, 32% gains from the financials sector and 29% growth in the industrials sector. Four sectors posted negative total returns during the reporting period, led by declines from energy, consumer staples, real estate and telecommunications services as bond-proxy-like areas of the market largely faltered.

Portfolio Review

Relative outperformance during the reporting period was primarily due to robust stock selection and sector allocation. Strong selection across the industrials, financials and energy sectors contributed to results, while holdings in the information technology sector failed to keep pace with benchmark shares. By allocation, the Fund’s underweight exposures in real estate, energy and utilities, as well as overweight positions across financials, information technology and industrials boosted relative performance. Conversely, an overweight in the health care sector and underweight in the consumer discretionary sector detracted from results.

Outlook

Since it was introduced in 1993, the Chicago Board Options Exchange (“CBOE”) Volatility Index, or VIX, has measured the cost to protect investors from near-term instability in the S&P 500 Index. Over the past 20 years, the VIX has closed at an average of 20.72. As life’s few immutable truths include death, taxes and the unpredictability of markets, it may not be surprising that over the last 20 years, the VIX has closed below ten on just 11 trading days. Remarkably, seven of those instances occurred in May and June of 2017, reflecting a largely unprecedented period of anticipating low market volatility. For many, it seems that the supportive structures buoying risky assets remain. Despite indications that the US Federal Reserve (the “Fed”) will gradually tighten monetary policy through rate hikes and unwinding its swollen balance sheet, the market endures. Expectations of fiscal stimulus in the form of corporate and individual tax cuts, de-regulation and infrastructure spending persist, albeit the specifics surrounding such measures may be hazy. Has the US investor become lulled by muted volatility, low interest rates and economic expansion? Only time, or shrewd macro-economic prognosticating, can tell. The Dallas Investment team believes in prudence to a process. During a time of great complacency, we have positioned our strategies more defensively and are committed to a strict discipline of investing at the intersection between value and yield. We believe this time-tested approach of seeking to invest in higher-quality companies with sustainable cash flows and low absolute and relative valuations will provide prudent positioning and superior long-term results for our clients.

42	June 30, 2017 |	Annual Report

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Mid-Cap Value Fund Class A	30.53%	15.50%	7.21%	11.52%
AllianzGI NFJ Mid-Cap Value Fund Class A (adjusted)	23.35%	14.21%	6.61%	11.31%
AllianzGI NFJ Mid-Cap Value Fund Class C	29.52%	14.64%	6.41%	10.69%
AllianzGI NFJ Mid-Cap Value Fund Class C (adjusted)	28.52%	14.64%	6.41%	10.69%
AllianzGI NFJ Mid-Cap Value Fund Class R	30.19%	15.21%	6.94%	11.18%
AllianzGI NFJ Mid-Cap Value Fund Class P	30.82%	15.79%	7.50%	11.81%
AllianzGI NFJ Mid-Cap Value Fund Institutional Class	30.95%	15.91%	7.60%	11.92%
AllianzGI NFJ Mid-Cap Value Fund Administrative Class	30.66%	15.62%	7.32%	11.67%
Russell Midcap Value Index	15.93%	15.14%	7.23%	11.99%
Lipper Multi-Cap Value Fund Average	17.87%	13.03%	5.15%	7.48%

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 58-60 for more information. The Fund’s expense ratios are 1.30% for Class A shares, 2.05% for Class C shares, 1.55% for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares and 1.20% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through June 30, 2017

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors (as of June 30, 2017)

Insurance	10.0%
Oil, Gas & Consumable Fuels	6.7%
Capital Markets	6.5%
Banks	6.2%
Equity Real Estate Investment Trusts (REITs)	5.6%
Electric Utilities	4.8%
Aerospace & Defense	4.2%
Health Care Providers & Services	4.0%
Other	47.2%
Cash & Equivalents — Net	4.8%

Annual Report	| June 30, 2017	43

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,158.60	$1,154.00	$1,157.10	$1,159.60	$1,160.50	$1,159.10
Expenses Paid During Period	$6.48	$10.47	$7.81	$5.14	$4.61	$5.94

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,018.79	$1,015.08	$1,017.55	$1,020.03	$1,020.53	$1,019.29
Expenses Paid During Period	$6.06	$9.79	$7.30	$4.81	$4.31	$5.56

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.21% for Class A, 1.96% for Class C, 1.46% for Class R, 0.96% for Class P, 0.86% for Institutional Class and 1.11% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2017	45

Unaudited

AllianzGI NFJ Small-Cap Value Fund

For the period July 1, 2016 through June 30, 2017, as provided by the Dallas Investment team.

Fund Insights

For the twelve-month period ended June 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Small-Cap Value Fund (the “Fund”) returned 21.38%, underperforming the Russell 2000 Value Index (the “benchmark”), which returned 24.86%.

Market Overview

US equities gains were robust over the reporting period, with the S&P 500 Index climbing 17.90%. That said, smaller capitalization companies generally outperformed, with the benchmark gaining a remarkable 24.86% while the Russell 1000 Value Index rose 15.53% over the reporting period. The majority of positive returns were realized during the month of November 2016, when the benchmark rose 13.27%. The market sentiment improved largely under the enthusiasm for President Trump’s pro-growth agenda, particularly infrastructure spending and tax cut proposals. Smaller companies, which tend to be more exposed to the domestic economy, surged on hopes that the new administration would introduce tax cuts, higher infrastructure spending and other measures aimed at boosting the US economy. More cyclical sectors in the benchmark rose sharply, led by 44% returns from the information technology sector, 35% gains from the industrials sector and 34% growth in the financials sector. Energy and telecommunications services were the only two sectors to post a negative total return, declining 5% and 4%, respectively. Bond-proxy-like areas of the market, including real estate (2%), consumer staples (4%) and utilities (7%), posted modest gains and lagged the benchmark total return by double digits.

Portfolio Review

Relative underperformance over the reporting period was primarily due to negative stock selection which overwhelmed positive sector allocations. Positive selection in the energy, consumer discretionary and consumer staples sectors contributed to relative returns, while selection in industrials and information technology failed to keep pace with benchmark shares. By allocation, the portfolio’s overweight exposures in industrials and materials, as well as underweights in real estate and utilities boosted relative performance. Conversely, an overweight in the energy sector and underweight in the financials sector detracted from results

Outlook

Since it was introduced in 1993, the Chicago Board Options Exchange (“CBOE”) Volatility Index, or VIX, has measured the cost to protect investors from near-term instability in the S&P 500 Index. Over the past 20 years, the VIX has closed at an average of 20.72. As life’s few immutable truths include death, taxes and the unpredictability of markets, it may not be surprising that over the last 20 years, the VIX has closed below ten on just 11 trading days. Remarkably, seven of those instances occurred in May and June of 2017, reflecting a largely unprecedented period of anticipating low market volatility. For many, it seems that the supportive structures buoying risky assets remain. Despite indications that the US Federal Reserve (the “Fed”) will gradually tighten monetary policy through rate hikes and unwinding its swollen balance sheet, the market endures. Expectations of fiscal stimulus in the form of corporate and individual tax cuts, de-regulation and infrastructure spending persist, albeit the specifics surrounding such measures may be hazy. Has the US investor become lulled by muted volatility, low interest rates and economic expansion? Only time, or shrewd macro-economic prognosticating, can tell. The Dallas Investment team believes in prudence to a process. During a time of great complacency, we have positioned our strategies more defensively and are committed to a strict discipline of investing at the intersection between value and yield. We believe this time-tested approach of seeking to invest in higher-quality companies with sustainable cash flows and low absolute and relative valuations will provide prudent positioning and superior long-term results for our clients.

46	June 30, 2017 |	Annual Report

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Small-Cap Value Fund Class A	21.38%	10.93%	6.57%	11.37%
AllianzGI NFJ Small-Cap Value Fund Class A (adjusted)	14.70%	9.68%	5.97%	11.12%
AllianzGI NFJ Small-Cap Value Fund Class C	20.45%	10.10%	5.78%	10.54%
AllianzGI NFJ Small-Cap Value Fund Class C (adjusted)	19.45%	10.10%	5.78%	10.54%
AllianzGI NFJ Small-Cap Value Fund Class R	21.09%	10.65%	6.31%	11.05%
AllianzGI NFJ Small-Cap Value Fund Class P	21.66%	11.21%	6.85%	11.69%
AllianzGI NFJ Small-Cap Value Fund Institutional Class	21.82%	11.36%	6.99%	11.82%
AllianzGI NFJ Small-Cap Value Fund Class R6	21.90%	11.42%	7.05%	11.88%
AllianzGI NFJ Small-Cap Value Fund Administrative Class	21.52%	11.10%	6.73%	11.50%
Russell 2000 Value Index	24.86%	13.39%	5.92%	11.35%
Lipper Small-Cap Value Fund Average	21.53%	12.27%	5.74%	9.23%

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 58-60 for more information. The Fund’s gross expense ratios are 1.23% for Class A shares, 1.98% for Class C shares, 1.48% for Class R shares, 0.98% for Class P shares, 0.88% for Institutional Class shares, 0.83% for Class R6 shares and 1.13% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2017. The Fund’s expense ratios net of this reduction are 1.18% for Class A shares, 1.93% for Class C shares, 1.43% for Class R shares, 0.93% for Class P shares, 0.83% for Institutional Class shares, 0.78% for Class R6 shares and 1.08% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through June 30, 2017

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2017)

Banks	12.8%
Oil, Gas & Consumable Fuels	7.7%
Equity Real Estate Investment Trusts (REITs)	5.8%
Machinery	5.7%
IT Services	5.7%
Insurance	5.7%
Chemicals	5.3%
Electronic Equipment, Instruments & Components	4.6%
Other	45.5%
Cash & Equivalents — Net	1.2%

Annual Report	| June 30, 2017	47

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,026.60	$1,022.60	$1,025.20	$1,027.70	$1,028.00	$1,028.50	$1,027.00
Expenses Paid During Period	$5.98	$9.73	$7.23	$4.73	$4.22	$3.97	$5.48

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,018.89	$1,015.17	$1,017.65	$1,020.13	$1,020.63	$1,020.88	$1,019.39
Expenses Paid During Period	$5.96	$9.69	$7.20	$4.71	$4.21	$3.96	$5.46

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.19% for Class A, 1.94% for Class C, 1.44% for Class R, 0.94% for Class P, 0.84% for Institutional Class, 0.79% for Class R6 and 1.09% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2017	49

Unaudited

AllianzGI Small-Cap Blend Fund

For the period of July 1, 2016 through June 30, 2017, as provided by Kunal Ghosh, Portfolio Manager.

Fund Insights

For the twelve-month period ended June 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Small-Cap Blend Fund (the “Fund”) returned 22.82%, underperforming the Russell 2000 Index (the “benchmark”), which returned 24.60%.

Market Overview

During the reporting period, US small-cap equities were the beneficiaries of improving global economic prospects. The benchmark advanced in ten of the 12 months during the reporting period, a testament to the broad-based strength for the asset class in our opinion.

Initially, US small-cap equities were positively impacted by consecutive monthly gains from July 2016 through September 2016, as a turnaround in commodity and energy prices led to the outperformance of value-oriented securities. Uncertainty over the US Presidential election resulted in a short-term, mid-single-digit decline in October 2016. The surprise Trump Presidential victory in November translated into a double-digit gain during the month, as equities stood to benefit from hopes of tax and regulatory reform. Results continued to move higher with more modest monthly gains from December 2016 through April 2017, as corporate profits drove shares higher. The benchmark declined in May 2017 as the proposed health care reforms faded and then bounced back again in June as investor sentiment ratcheted higher with equity indices reaching all-time highs.

Sector results were primarily higher with ten out of 11 sectors posting gains. Information technology, financials, materials and health care were each up more than 30%. Meanwhile, energy was the only sector to post negative results, declining over 6% due to headwinds toward the end of the annual period.

Portfolio Review

The Fund trailed the benchmark on a relative basis during the reporting period due to more conservative stock selection, with higher-beta, lower-quality securities in the benchmark driving performance. In addition, the market preference for value-oriented stocks in the first half of the reporting period translated to headwinds for the Fund, which has a bias toward growth-oriented securities given the underlying portfolio composition.

Performance was led by the information technology sector, primarily via the electronic equipment and semiconductor industries. A relative underweight allocation to the real estate sector positively impacted results, as did bottom-up stock selection in the health care and consumer staples sectors. Conversely, financials was the primary source of underperformance due to the combination of a relative underweight allocation and more conservative stock selection. An overweight allocation to the energy sector and stockpicking in the materials sector offset results more modestly.

Outlook

The US economy is anticipated to expand at a modest pace in 2017, with gross domestic product (“GDP”) growth targeted at 2.2% according to estimates. The unemployment rate is projected to remain low, and housing prices continue to ratchet higher, which we believe suggests a healthy level of consumer confidence going forward. Corporate profit growth remains robust with earnings per share estimates anticipated to be greater than 18% for the calendar year, which underscores our favorable viewpoint on the asset class. In addition, we believe US small-cap equities stand to gain the most from any potential tax cuts as they tend to pay a higher corporate tax rate than large-cap equities.

The Fund combines four unique small-cap strategies (or “sleeves”) into one investment, including a small-cap core, small-cap growth, micro-cap and a managed volatility sleeve. Each individual small-cap sleeve is managed independently as a standalone portfolio by its respective portfolio management team, providing investors with access to a wide range of small-cap strategies in a single investment. We remain confident that the Fund will provide diversification benefits and may help reduce overall portfolio volatility through the combination of four separately managed small-cap portfolios. We believe that investment results will be supported by earnings growth and the Fund’s behavioral finance-focused investment approaches as well as its focus on higher quality securities with attractive fundamentals that should be a driver of returns for the coming quarters.

50	June 30, 2017 |	Annual Report

Unaudited

AllianzGI Small-Cap Blend Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2017

	1 Year	Since Inception†
AllianzGI Small-Cap Blend Fund Class A	22.82%	10.80%
AllianzGI Small-Cap Blend Fund Class A (adjusted)	16.07%	9.25%
AllianzGI Small-Cap Blend Fund Class C	21.82%	9.98%
AllianzGI Small-Cap Blend Fund Class C (adjusted)	20.82%	9.98%
AllianzGI Small-Cap Blend Fund Class P	23.12%	11.09%
AllianzGI Small-Cap Blend Fund Institutional Class	23.22%	11.19%
Russell 2000 Index	24.60%	10.88%
Lipper Small-Cap Core Fund Average	20.88%	10.14%

† The Fund began operations on 7/1/13. Benchmark performance comparison began on 7/1/13. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 58-60 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through June 30, 2017

The Fund began operations on 7/1/13. Benchmark performance comparisons began on 7/1/13.

Industry/Sectors (as of June 30, 2017)

Health Care Equipment & Supplies	7.4%
Banks	6.6%
Semiconductors & Semiconductor Equipment	5.4%
Hotels, Restaurants & Leisure	5.3%
Electronic Equipment, Instruments & Components	4.5%
Biotechnology	4.1%
Life Sciences Tools & Services	3.8%
Pharmaceuticals	3.6%
Other	58.1%
Cash & Equivalents — Net	1.2%

Annual Report	| June 30, 2017	51

Unaudited

AllianzGI Small-Cap Blend Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,081.00	$1,076.10	$1,081.90	$1,082.70
Expenses Paid During Period	$6.76	$10.60	$5.47	$4.96

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,018.30	$1,014.58	$1,019.54	$1,020.03
Expenses Paid During Period	$6.56	$10.29	$5.31	$4.81

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06 for Class C, 1.06% for Class P, and 0.96% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2017	53

Unaudited

AllianzGI Technology Fund

For the period of July 1, 2016 through June 30, 2017, as provided by Huachen Chen, CFA and Walter Price, CFA, Senior Portfolio Managers.

Fund Insights

For the twelve-month period ended June 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Technology Fund (the “Fund”) returned 33.69%, outperforming the S&P North American Technology Sector Index (the “benchmark”), which returned 33.11%.

Market Overview

Although expectations for stronger economic growth in 2017 due to US fiscal policy changes are fading, corporate earnings and positive economic data have driven stocks higher. Technology stocks were the clear leaders of the market rally during the reporting period. Mega-cap companies continued to lead the NASDAQ to higher levels, headed by Apple, Microsoft, and Amazon. Semiconductor stocks also produced strong gains, driven by positive earnings results and constructive commentary around business outlooks. Many technology companies are seeing higher demand for innovative products and services as businesses across the economy are looking to operate more efficiently and improve productivity.

Portfolio Review

All industries within the benchmark posted robust returns, each gaining more than 19%. The technology hardware, electronic equipment, and semiconductor industries delivered the largest gains, outpacing the total benchmark returns. Conversely, stocks in the information technology services and communications equipment industries lagged the total benchmark.

The largest driver of the Fund’s relative performance was stock selection within the semiconductor industry. Overweight positions in companies such as Micron Technology and Applied Materials, as well as not owning Intel, were among the top contributors to relative performance. In our opinion, strong performance among semiconductor companies has been driven by better inventory controls, improved pricing, and higher demand for chips from major growth themes such as cloud computing, artificial intelligence, and auto technology. Additionally, positions in some higher growth companies including Square and Paycom Software were among the top performers.

Conversely, the Fund’s underweight positions in mega-cap companies such as Apple, Microsoft, Google, and Facebook hurt relative returns. These stocks represent a sizeable portion of the Fund, helping absolute returns during the reporting period; however, our positions are not as large as the benchmark’s holdings, which weighed on performance relative to the benchmark. Other relative detractors included a slight underweight position in Nvidia, as well as an overweight position in Criteo.

Our use of derivatives was limited during the period; our options activities contributed to performance.

The core of our investment process is the identification of major technology trends and investing in the primary beneficiaries/drivers of these trends. Over our 30 years of managing technology portfolios, we believe we have identified numerous major trends. However, we must maintain patience in some investment cycles as it may take time for the market to fully appreciate the significance of new technology trends. We maintain our conviction in the core secular growth names in our portfolio, but we are also attentive to present market conditions.

Outlook

While we are mindful of the recent strong performance in technology stocks, we remain optimistic about the investment opportunities in the technology sector. We continue to believe the technology sector can provide some of the best absolute and relative return opportunities in the equity markets – especially for bottom-up stock pickers. In our opinion, investors need to find companies generating organic growth by creating new markets or effecting significant change on old markets. In our opinion, sectors such as automobiles, advertising, security, retail, and manufacturing are all being shaped and transformed by advances in technology.

We believe the current wave of innovation in the sector has the potential to produce attractive returns for companies with best-in-class solutions. Despite high valuations for some cloud and internet companies, we continue to see massive addressable markets much larger than the revenue today. However, we have consolidated our exposure to these areas in select companies we believe have the most compelling solutions and whose business models demonstrate a discernible path to deliver long-term earnings and cash flow growth.

54	June 30, 2017 |	Annual Report

Unaudited

AllianzGI Technology Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Technology Fund Class A	33.69%	17.87%	10.35%	13.28%
AllianzGI Technology Fund Class A (adjusted)	26.34%	16.54%	9.72%	12.99%
AllianzGI Technology Fund Class C	32.69%	16.99%	9.52%	12.43%
AllianzGI Technology Fund Class C (adjusted)	31.69%	16.99%	9.52%	12.43%
AllianzGI Technology Fund Class P	34.03%	18.16%	10.63%	13.66%
AllianzGI Technology Fund Institutional Class	34.16%	18.28%	10.74%	13.77%
AllianzGI Technology Fund Administrative Class	33.83%	17.98%	10.47%	13.49%
S&P North American Technology Sector Index	33.11%	18.72%	11.11%	10.15%
NASDAQ Composite Index	26.80%	15.91%	8.96%	8.55%
Lipper Global Science & Tech Fund Average	36.11%	17.45%	10.32%	11.30%

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 58-60 for more information. The Fund’s gross expense ratios are 1.67% for Class A shares, 2.42% for Class C shares, 1.42% for Class P shares, 1.32% for Institutional Class shares and 1.57% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2017. The Fund’s expense ratios net of this reduction are 1.52% for Class A shares, 2.27% for Class C shares, 1.27% for Class P shares, 1.17% for Institutional Class shares and 1.42% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 29, 2016, as supplemented to date.

Cumulative Returns Through June 30, 2017

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of June 30, 2017)

Software	28.7%
Semiconductors & Semiconductor Equipment	18.6%
Internet Software & Services	13.6%
Technology Hardware, Storage & Peripherals	10.8%
Internet & Catalog Retail	10.5%
IT Services	9.9%
Electronic Equipment, Instruments & Components	1.5%
Communications Equipment	1.3%
Other	0.8%
Cash & Equivalents — Net (including Options Purchased & Options Written )	4.3%

Annual Report	| June 30, 2017	55

Unaudited

AllianzGI Technology Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,235.00	$1,230.50	$1,236.50	$1,237.10	$1,235.40
Expenses Paid During Period	$7.81	$11.95	$6.43	$5.88	$7.26

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/17)	$1,017.80	$1,014.08	$1,019.04	$1,019.54	$1,018.30
Expenses Paid During Period	$7.05	$10.79	$5.81	$5.31	$6.56

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.41% for Class A, 2.16% for Class C, 1.16% for Class P, 1.06% for Institutional Class and 1.31% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

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Annual Report	| June 30, 2017	57

Unaudited

Important Information

Share Class (A/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following Funds is the Institutional share class, and the Class A and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Small-Cap Value (1/97), AllianzGI Mid-Cap (2/02), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI Global Natural Resources (3/06), AllianzGI Global Small-Cap (2/02) and AllianzGI Technology (2/02). The oldest share class for the following Funds is C, and the A shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (2/91) and AllianzGI Focused Growth (10/90). The oldest share class for AllianzGI Health Sciences was the D share class, and the A and C shares were first offered in 2/02. For AllianzGI NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. For AllianzGI Small-Cap Blend, A and C shares were each first offered in 7/13. For the AllianzGI Income & Growth Fund, Class A and Class C shares were first offered simultaneously with Institutional shares in 2/07.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

On November 13, 2015, all Class D shares of each Fund were converted into Class A shares of the same Fund.

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AllianzGI NFJ Dividend Value/Institutional and Administrative, AllianzGI NFJ Mid-Cap Value/C, AllianzGI NFJ Small-Cap Value/Institutional, AllianzGI Focused Growth/C and AllianzGI Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AllianzGI NFJ Large-Cap Value is the Institutional share class and it first offered Class R shares in 11/09. The oldest share class for AllianzGI NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09. The oldest share classes for AllianzGI Income & Growth are the Institutional, Class A and Class C share classes and the Fund first offered Class R shares in 2/11.

Share Class (P)

Class P shares were launched in July 2008, except for Class P shares of AllianzGI NFJ Mid-Cap Value Fund, which were launched February 28, 2011, Class P shares of AllianzGI Mid-Cap Fund, which were launched April 2, 2012, and Class P shares of AllianzGI Small-Cap Blend, which were launched July 1, 2013.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the

Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (4/88) and AllianzGI Focused Growth (3/99). The oldest share class for the AllianzGI Health Sciences Fund was the D share class, and the Institutional share class was first offered in 12/14. The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ International Value (5/10), AllianzGI NFJ Large-Cap Value (9/06), AllianzGI NFJ Small-Cap Value (11/95), AllianzGI Technology (3/05) and AllianzGI Mid-Cap (2/02).

Share Class (R6)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following funds is the Institutional class and Class R6 shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Emerging Markets Opportunities (12/15), AllianzGI NFJ Dividend Value (12/13), AllianzGI NFJ International Value (12/13) and AllianzGI NFJ Small-Cap Value (12/13). For AllianzGI Focused Growth, Class C is the oldest share class and Class R6 shares were first offered in 12/15.

Returns shown in the “Fund Summaries” section of this report measure performance from the inception of the oldest share class to the present; therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark index cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

Proxy Voting

The Funds’ Investment Adviser and Sub-Adviser have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Adviser and Sub-Adviser, as

58	June 30, 2017 |	Annual Report

applicable, will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes), on the Allianz Global Investors website at us.allianzgi.com, and on the Securities and Exchange Commission (the “SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q, when available, will be provided without charge, upon request, by calling 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period January 1, 2017 through June 30, 2017.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by S&P Global Ratings (“S&P”). Presentations of credit ratings information in this report use ratings provided by S&P for this purpose, among other reasons, because of the access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. Bonds not rated by S&P, or bonds that do not have a rating available from S&P, or bonds that had a rating withdrawn by S&P are designated as “NR” or “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, the Adviser, and formerly NFJ Investment Group LLC, the sub-adviser to the applicable Funds prior to July 1, 2017, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All of the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return and Cumulative Returns charts,

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Unaudited

Important Information (cont’d)

Shareholder Expense Examples and Allocation/Credit Ratings Summaries are unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes).

60	June 30, 2017 |	Annual Report

Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description

Bloomberg Barclays US Aggregate Bond Index	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and US dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays US Credit Index	The Bloomberg Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays US Government Bond Index	The Bloomberg Barclays US Government Bond Index is the US Government component of the US Government/Credit Index. It includes US Dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures (securities issued by US government owned or government sponsored entities) and debt explicitly guaranteed by the US government.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan-European High Yield and Emerging Markets (EM) Hard Currency High Yield Indices.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch US High Yield Master II Index	The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

CBOE Volatility Index (VIT)	The CBOE Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Custom Commodity Equity Benchmark	The Custom Commodity Equity Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of four underlying indices in the following proportions: 25% DAX Global Agribusiness Index, 30% MSCI World Energy Index, 25% MSCI World Materials Index and 20% MSCI ACWI Industrials (equal-weighted) Index. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

MSCI All Country World ex-USA Index (Also known as MSCI ACWI ex-USA Index)	The MSCI All Country World Index (ACWI) ex-USA Index captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI ACWI ex-USA Value Index	The MSCI ACWI ex-USA Value Index captures large and mid cap securities exhibiting overall value style characteristics across 22 Developed and 23 Emerging Markets. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (ACWI) captures large and mid cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

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Unaudited

Benchmark Descriptions (cont’d)

Index	Description

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across the Developed Markets countries around the world, excluding the US and Canada.

MSCI EAFE Small-Cap Index	The MSCI EAFE Small-Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Health Care Index	The MSCI World Health Care Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Materials Index	The MSCI World Materials Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Materials sector as per the Global Industry Classification Standard.

MSCI World Small-Cap Index	The MSCI World Small-Cap Index captures small-cap representation across Developed Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

NASDAQ Composite Index	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market.

Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest US companies based on total market capitalization.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Value Index	The Russell Top 200 Value Index is an unmanaged index that measures the performance of those Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

S&P North American Technology Sector Index	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks.

World Healthcare and Consumer Blended Benchmark	The World Healthcare and Consumer Blended Benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The World Healthcare and Consumer Blended Benchmark Index represents the performance of a hypothetical index developed by the Adviser.

62	June 30, 2017 |	Annual Report

Schedule of Investments

June 30, 2017

AllianzGI Emerging Markets Opportunities Fund

	Shares	Value
Common Stock—95.4%
Brazil—2.8%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	168,265	$1,601,883
Fibria Celulose S.A.	74,000	755,212
Itau Unibanco Holding S.A. ADR	112,700	1,245,335
Porto Seguro S.A.	148,076	1,368,169
Qualicorp S.A.	146,300	1,267,412
Smiles S.A.	58,600	1,068,027

		7,306,038

China—26.3%
Agricultural Bank of China Ltd., Class H	5,153,000	2,435,402
Air China Ltd., Class H	1,200,000	1,236,896
Alibaba Group Holding Ltd. ADR (d)	25,900	3,649,310
China Construction Bank Corp., Class H	3,192,000	2,482,245
China Merchants Bank Co., Ltd., Class H	1,279,500	3,855,622
China Petroleum & Chemical Corp., Class H	8,130,000	6,365,802
China Shenhua Energy Co., Ltd., Class H	1,143,500	2,544,142
China Vanke Co., Ltd., Class H	1,167,300	3,301,795
Great Wall Motor Co., Ltd., Class H	1,743,500	2,151,713
Industrial & Commercial Bank of China Ltd., Class H	17,189,000	11,600,550
NetEase, Inc. ADR	28,545	8,581,483
New Oriental Education & Technology Group, Inc. ADR (d)	103,500	7,295,715
Sinopec Shanghai Petrochemical Co., Ltd., Class H	4,242,000	2,270,038
Tencent Holdings Ltd.	210,100	7,537,324
Weichai Power Co., Ltd., Class H	2,870,000	2,508,074

		67,816,111

Hong Kong—6.1%
CLP Holdings Ltd.	91,000	962,265
Hang Seng Bank Ltd.	223,200	4,669,385
Link REIT	451,000	3,430,774
Melco Resorts & Entertainment Ltd. ADR	139,300	3,127,285
WH Group Ltd. (a)	3,508,000	3,542,276

		15,731,985

India—5.3%
CESC Ltd.	207,085	2,772,299
HCL Technologies Ltd.	114,689	1,510,528
Hindalco Industries Ltd.	923,638	2,725,714
Indraprastha Gas Ltd.	31,405	512,376
LIC Housing Finance Ltd.	142,762	1,641,914
Oil & Natural Gas Corp., Ltd.	676,996	1,646,568
Rural Electrification Corp., Ltd.	1,116,159	2,966,323

		13,775,722

	Shares	Value
Indonesia—1.5%
Bank Central Asia Tbk PT	1,008,700	$1,375,683
Bank Rakyat Indonesia Persero Tbk PT	1,381,900	1,576,795
Telekomunikasi Indonesia Persero Tbk PT	2,795,600	949,361

		3,901,839

Korea (Republic of)—19.8%
Hyosung Corp.	14,223	2,082,803
KB Financial Group, Inc.	65,325	3,298,273
LG Electronics, Inc.	71,784	5,036,037
LG Innotek Co., Ltd.	9,359	1,350,179
LG Uplus Corp.	229,479	3,129,572
Lotte Chemical Corp.	8,192	2,465,599
POSCO	13,630	3,414,207
Samsung Electronics Co., Ltd.	5,577	11,615,889
Shinhan Financial Group Co., Ltd.	76,929	3,319,114
SK Hynix, Inc.	189,935	11,183,310
SK Telecom Co., Ltd.	9,193	2,137,253
Woori Bank	124,800	2,010,389

		51,042,625

Russian Federation—2.6%
LUKOIL PJSC ADR	116,098	5,664,421
Mobile TeleSystems PJSC ADR	135,100	1,132,138

		6,796,559

South Africa—2.6%
AVI Ltd.	143,969	1,045,447
Vodacom Group Ltd.	452,660	5,687,937

		6,733,384

Taiwan—16.3%
Asustek Computer, Inc.	176,000	1,662,275
AU Optronics Corp.	5,744,000	2,621,791
Cathay Financial Holding Co., Ltd.	2,092,000	3,443,489
General Interface Solution Holding Ltd.	490,000	3,623,898
Hon Hai Precision Industry Co., Ltd.	3,404,000	13,084,937
Innolux Corp.	4,290,000	2,239,877
Powertech Technology, Inc.	732,000	2,258,037
Siliconware Precision Industries Co., Ltd.	545,635	881,442
Taiwan Semiconductor Manufacturing Co., Ltd.	1,387,000	9,476,280
TPK Holding Co., Ltd. (d)	874,000	2,678,014

		41,970,040

Thailand—1.2%
PTT PCL (c)	181,200	1,971,931
Siam Cement PCL	77,200	1,140,323

		3,112,254

Turkey—5.5%
Eregli Demir ve Celik Fabrikalari TAS	1,425,343	2,855,267
Tupras Turkiye Petrol Rafinerileri AS	182,596	5,253,203
Turk Hava Yollari AO (d)	1,038,778	2,376,336
Turkiye Garanti Bankasi AS	1,353,106	3,766,177

		14,250,983

United Kingdom—1.8%
British American Tobacco PLC	22,671	1,548,855
Mondi PLC	121,866	3,195,541

		4,744,396

	Shares	Value
United States—3.6%
Copa Holdings S.A., Class A	67,500	$7,897,500
Lear Corp.	9,034	1,283,551

		9,181,051

Total Common Stock (cost-$240,601,743)		246,362,987

Preferred Stock—1.5%
Brazil—0.3%
Suzano Papel e Celulose S.A., Class A	203,600	876,373

Russian Federation—1.2%
Surgutneftegas OJSC (c)	6,450,811	3,096,389

Total Preferred Stock (cost-$4,550,007)		3,972,762

	Principal Amount (000s)
Repurchase Agreements—0.7%
State Street Bank and Trust Co., dated 6/30/17, 0.12%, due 7/3/17, proceeds $1,729,017; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $1,767,693 including accrued interest
(cost-$1,729,000)	$1,729	1,729,000

Total Investments (cost-$246,880,750) (b)—97.6%		252,064,749

Other assets less liabilities (e)—2.4%		6,240,512

Net Assets—100.0%		$258,305,261

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $3,542,276, representing 1.4% of net assets.

(b) Securities with an aggregate value of $195,270,915, representing 75.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $5,068,320, representing 2.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 5(b) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	63

Schedule of Investments

June 30, 2017

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	16.1%
Oil, Gas & Consumable Fuels	10.3%
Electronic Equipment, Instruments & Components	9.9%
Semiconductors & Semiconductor Equipment	9.2%
Internet Software & Services	7.7%
Technology Hardware, Storage & Peripherals	5.1%
Airlines	4.5%
Metals & Mining	3.5%
Wireless Telecommunication Services	3.5%
Diversified Consumer Services	2.8%
Chemicals	2.6%
Household Durables	2.0%
Paper & Forest Products	1.9%
Insurance	1.9%
Food Products	1.8%
Diversified Telecommunication Services	1.6%
Electric Utilities	1.4%
Equity Real Estate Investment Trusts (REITs)	1.3%
Real Estate Management & Development	1.3%
Hotels, Restaurants & Leisure	1.2%
Diversified Financial Services	1.1%
Machinery	1.0%
Automobiles	0.8%
Thrifts & Mortgage Finance	0.6%
Water Utilities	0.6%
Tobacco	0.6%
IT Services	0.6%
Auto Components	0.5%
Health Care Providers & Services	0.5%
Construction Materials	0.4%
Media	0.4%
Gas Utilities	0.2%
Repurchase Agreements	0.7%
Other assets less liabilities	2.4%

100.0%

AllianzGI Focused Growth Fund

	Shares	Value
Common Stock—99.2%
Aerospace & Defense—4.3%
Lockheed Martin Corp.	81,557	$22,641,039
United Technologies Corp.	145,355	17,749,299

		40,390,338

Auto Components—1.4%
Delphi Automotive PLC	146,325	12,825,386

Automobiles—1.4%
Tesla, Inc. (a)	37,055	13,399,459

Banks—4.3%
First Republic Bank	211,960	21,217,196
Signature Bank (a)	128,100	18,386,193

		39,603,389

Beverages—3.4%
Constellation Brands, Inc.	110,773	21,460,053
Monster Beverage Corp. (a)	209,768	10,421,274

		31,881,327

Biotechnology—6.2%
AbbVie, Inc.	466,010	33,790,385
Celgene Corp. (a)	180,080	23,386,990

		57,177,375

Capital Markets—1.5%
CME Group, Inc.	114,750	14,371,290

Chemicals—1.1%
Albemarle Corp.	99,700	10,522,338

Construction Materials—2.1%
Vulcan Materials Co.	155,650	19,717,742

Food Products—1.0%
Mondelez International, Inc., Class A	207,295	8,953,071

Health Care Equipment & Supplies—2.0%
Danaher Corp.	125,160	10,562,252
DexCom, Inc. (a)	109,685	8,023,458

		18,585,710

Health Care Providers & Services—4.6%
UnitedHealth Group, Inc.	230,230	42,689,247

Hotels, Restaurants & Leisure—2.1%
MGM Resorts International	630,075	19,715,047

Household Durables—1.6%
Newell Brands, Inc.	279,150	14,968,023

Internet & Catalog Retail—8.0%
Amazon.com, Inc. (a)	50,362	48,750,416
Expedia, Inc.	172,475	25,690,151

		74,440,567

Internet Software & Services—9.4%
Alphabet, Inc., Class A (a)	38,434	35,731,321
Facebook, Inc., Class A (a)	343,351	51,839,134

		87,570,455

IT Services—6.4%
Square, Inc. Class A (a)	759,305	17,813,295
Visa, Inc., Class A	443,715	41,611,593

		59,424,888

Machinery—2.7%
Fortive Corp.	391,600	24,807,860

Media—1.6%
Time Warner, Inc.	152,975	15,360,220

Oil, Gas & Consumable Fuels—2.0%
EOG Resources, Inc.	203,225	18,395,927

	Shares	Value
Personal Products—1.3%
Estee Lauder Cos., Inc., Class A	121,375	$11,649,572

Pharmaceuticals—1.7%
Zoetis, Inc.	253,470	15,811,459

Road & Rail—2.5%
Union Pacific Corp.	209,765	22,845,506

Semiconductors & Semiconductor Equipment—6.0%
Applied Materials, Inc.	533,680	22,046,321
Broadcom Ltd.	143,790	33,510,259

		55,556,580

Software—7.1%
Microsoft Corp.	525,205	36,202,381
Salesforce.com, Inc. (a)	343,615	29,757,059

		65,959,440

Specialty Retail—5.6%
Burlington Stores, Inc. (a)	161,330	14,840,747
Home Depot, Inc.	239,493	36,738,226

		51,578,973

Technology Hardware, Storage & Peripherals—6.7%
Apple, Inc.	430,105	61,943,722

Trading Companies & Distributors—1.2%
HD Supply Holdings, Inc. (a)	356,545	10,920,973

Total Investments (cost—$621,365,684)—99.2%		921,065,884

Other assets less liabilities—0.8%		7,102,642

Net Assets—100.0%		$928,168,526

Notes to Schedule of Investments:

(a) Non-income producing.

64	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2017

AllianzGI Global Natural Resources Fund

	Shares	Value
Common Stock—96.9%
Australia—2.1%
BHP Billiton Ltd.	30,645	$546,213

Brazil—1.4%
Vale S.A. ADR	43,700	382,375

Canada—5.9%
Agrium, Inc.	3,659	331,618
Enbridge, Inc.	10,098	402,269
Lundin Mining Corp.	49,041	278,711
Suncor Energy, Inc.	17,753	518,708

		1,531,306

Denmark—2.3%
Vestas Wind Systems A/S	6,559	605,837

France—5.2%
Arkema S.A.	5,260	561,724
Total S.A.	15,877	788,245

		1,349,969

Germany—1.7%
BASF SE	4,730	438,987

Spain—1.8%
Gamesa Corp. Tecnologica S.A.	21,885	468,241

Switzerland—3.1%
Syngenta AG	500	231,887
Weatherford International PLC (b)(c)	149,465	578,430

		810,317

United Kingdom—10.0%
BP PLC	129,932	749,990
Glencore PLC (c)	72,480	271,599
Rio Tinto PLC	11,640	492,975
Royal Dutch Shell PLC, Class A	24,747	657,496
Royal Dutch Shell PLC, Class B	16,430	441,086

		2,613,146

United States—63.4%
Albemarle Corp.	4,815	508,175
Antero Resources Corp. (c)	6,155	133,010
Cabot Oil & Gas Corp.	10,960	274,877
CF Industries Holdings, Inc.	9,990	279,320
Chemours Co.	10,205	386,974
Chevron Corp.	5,050	526,866
Concho Resources, Inc. (b)(c)	8,600	1,045,158
Continental Resources, Inc. (c)	12,885	416,572
Diamondback Energy, Inc. (c)	4,550	404,085
Dow Chemical Co.	4,770	300,844
Ecolab, Inc. (b)	5,210	691,627
EOG Resources, Inc.	12,365	1,119,280
Exxon Mobil Corp.	9,490	766,128
FMC Corp.	2,570	187,738
Halliburton Co. (b)	10,225	436,710
Laredo Petroleum, Inc. (b)(c)	19,290	202,931
Mohawk Industries, Inc. (c)	1,505	363,743
Occidental Petroleum Corp.	5,455	326,591
Owens Corning	4,465	298,798
Parsley Energy, Inc., Class A (c)	37,430	1,038,682
Pioneer Natural Resources Co.	6,433	1,026,578
ProPetro Holding Corp. (c)	22,720	317,171
Range Resources Corp. (b)	16,805	389,372
RPC, Inc.	30,885	624,186
Schlumberger Ltd.	3,895	256,447
SM Energy Co. (b)	31,200	515,736
Southwestern Energy Co. (c)	47,970	291,658
Tesla, Inc. (c)	855	309,176
U.S. Silica Holdings, Inc.	16,835	597,474
Union Pacific Corp.	3,825	416,581
United States Steel Corp.	22,985	508,888

	Shares	Value
Valero Energy Corp.	6,895	$465,137
Valvoline, Inc.	14,945	354,495
Vulcan Materials Co.	4,845	613,765
Whiting Petroleum Corp. (b)(c)	24,460	134,775

		16,529,548

Total Common Stock (cost—$25,130,880)		25,275,939

Exchange-Traded Funds—2.0%
Guggenheim Solar	14,070	279,852
VanEck Vectors Gold Miners	11,280	249,063

Total Exchange-Traded Funds (cost—$528,414)		528,915

	Principal Amount (000s)
Repurchase Agreements—2.8%
State Street Bank and Trust Co., dated 6/30/17, 0.12%, due 7/3/17, proceeds $723,007; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $739,849 including accrued interest
(cost—$723,000)	$723	723,000

Total Investments, before options written (cost—$26,382,294)—101.7%		26,527,854

	Contracts
Options Written (c)(d)— (0.2)%
Call Options—(0.2)%
SM Energy Co., strike price $15.00, expires 7/21/17	84	(17,430)
Tesla, Inc., strike price $375.00, expires 7/21/17	8	(6,140)
U.S. Steel Corp., strike price $21.00, expires 7/21/17	161	(31,073)
Weatherford International PLC, strike price $4.00, expires 7/21/17	326	(6,194)

Total Options Written (premiums received—$53,101)		(60,837)

Total Investments, net of options written (cost—$26,329,193) (a)—101.5%		26,467,017

Other liabilities in excess of other assets—(1.5)%		(397,681)

Net Assets—100.0%		$26,069,336

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $6,254,280, representing 24.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(c) Non-income producing.

(d) Exchange traded-Chicago Board Options Exchange.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	48.5%
Chemicals	16.4%
Energy Equipment & Services	10.8%
Metals & Mining	9.5%
Electrical Equipment	4.1%
Construction Materials	2.3%
Exchange-Traded Funds	2.0%
Road & Rail	1.6%
Household Durables	1.4%
Automobiles	1.2%
Building Products	1.1%
Repurchase Agreements	2.8%
Options Written	(0.2)%
Other liabilities in excess of other assets	(1.5)%

100.0%

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	65

Schedule of Investments

June 30, 2017

AllianzGI Global Small-Cap Fund

	Shares	Value
Common Stock—97.4%
Australia—2.1%
Adelaide Brighton Ltd.	69,917	$302,444
Australian Pharmaceutical Industries Ltd.	268,000	392,244
Boral Ltd.	135,334	722,578
Challenger Ltd.	54,992	563,969
Downer EDI Ltd.	135,056	665,272
Incitec Pivot Ltd.	115,700	303,478
Mantra Group Ltd.	232,057	543,912
McMillan Shakespeare Ltd.	47,343	487,615
Santos Ltd. (c)	233,678	543,496

		4,525,008

Austria—1.0%
Schoeller-Bleckmann Oilfield Equipment AG (c)	10,893	712,894
Wienerberger AG	64,922	1,476,921

		2,189,815

Bermuda—1.4%
Essent Group Ltd. (c)	47,791	1,774,958
Triton International Ltd.	33,465	1,119,069

		2,894,027

Cayman Islands—0.2%
China Everbright Greentech Ltd. (a)(c)	597,488	404,833

China—1.1%
China Everbright International Ltd.	317,000	395,365
China State Construction International Holdings Ltd.	372,000	636,525
Nexteer Automotive Group Ltd.	143,000	224,018
Sunny Optical Technology Group Co., Ltd.	40,000	358,201
Tongda Group Holdings Ltd.	970,000	286,905
YY, Inc. ADR (c)	7,683	445,844

		2,346,858

Denmark—1.2%
Ambu A/S, Class B	23,503	1,515,216
SimCorp A/S	19,027	1,152,259

		2,667,475

Finland—1.1%
Huhtamaki Oyj	30,198	1,189,216
Outotec Oyj (c)	183,491	1,263,491

		2,452,707

France—2.6%
APERAM S.A.	27,866	1,293,977
Korian S.A.	40,370	1,377,506
Nexity S.A.	26,043	1,511,511
Sartorius Stedim Biotech	17,800	1,379,836

		5,562,830

Germany—3.4%
Aareal Bank AG	36,932	1,466,393
Bechtle AG	10,662	1,370,814
CANCOM SE	24,091	1,467,095
Deutsche Pfandbriefbank AG (a)	131,617	1,627,776
Hella KGaA Hueck & Co.	25,341	1,249,725

		7,181,803

Hong Kong—0.5%
Johnson Electric Holdings Ltd.	99,000	344,101
Microport Scientific Corp. (c)	476,000	379,857

	Shares	Value
Techtronic Industries Co., Ltd.	84,500	$388,277

		1,112,235

Indonesia—0.5%
Jasa Marga Persero Tbk PT	1,483,600	595,667
Waskita Beton Precast Tbk PT	13,532,900	488,159

		1,083,826

Ireland—1.3%
Glanbia PLC	69,190	1,353,309
Kingspan Group PLC	40,604	1,393,826

		2,747,135

Italy—1.4%
De’ Longhi SpA	48,726	1,528,578
FinecoBank Banca Fineco SpA	179,911	1,418,145

		2,946,723

Japan—13.6%
Aica Kogyo Co., Ltd.	10,400	317,567
Daifuku Co., Ltd.	58,000	1,739,803
Disco Corp.	9,700	1,555,796
Fujitsu General Ltd.	72,100	1,672,000
Gunma Bank Ltd.	294,992	1,776,360
Kenko Mayonnaise Co., Ltd.	18,100	521,946
Lion Corp.	107,000	2,219,379
MISUMI Group, Inc.	102,400	2,346,970
Mitsubishi UFJ Lease & Finance Co., Ltd.	278,300	1,526,905
Morinaga Milk Industry Co., Ltd.	175,000	1,330,508
NGK Spark Plug Co., Ltd.	81,800	1,752,197
Nissha Printing Co., Ltd.	26,900	747,974
Pigeon Corp.	11,000	399,908
Rengo Co., Ltd.	272,500	1,582,052
Ryohin Keikaku Co., Ltd.	5,000	1,251,403
Sanwa Holdings Corp.	142,100	1,500,706
Siix Corp.	10,100	401,031
Start Today Co., Ltd.	24,300	598,866
Teijin Ltd.	80,700	1,557,274
Temp Holdings Co., Ltd.	87,000	1,634,572
Ube Industries Ltd.	607,000	1,566,852
Ulvac, Inc.	10,400	501,824
W-Scope Corp.	36,400	639,403

		29,141,296

Netherlands—1.3%
Aalberts Industries NV	34,860	1,387,157
IMCD Group NV	25,308	1,371,712

		2,758,869

Philippines—0.2%
Cosco Capital, Inc.	2,175,000	340,312

Spain—0.7%
Melia Hotels International S.A.	104,662	1,567,566

Sweden—3.1%
AAK AB	19,755	1,443,112
Fastighets AB Balder, Class B (c)	48,573	1,177,072
Indutrade AB	60,018	1,375,734
JM AB	37,740	1,337,111
NetEnt AB (c)	152,555	1,333,024

		6,666,053

Switzerland—2.2%
ams AG	29,155	1,891,923
Georg Fischer AG	1,476	1,431,689

	Shares	Value
Interroll Holding AG	1,087	$1,450,996

		4,774,608

Taiwan—0.5%
Ennoconn Corp.	29,113	368,565
Globalwafers Co., Ltd. (c)	45,000	314,281
Sinbon Electronics Co., Ltd.	138,793	327,619

		1,010,465

United Kingdom—4.9%
ASOS PLC (c)	21,570	1,614,514
Auto Trader Group PLC (a)	230,396	1,140,772
Genus PLC	46,403	1,075,789
Intermediate Capital Group PLC	177,189	1,921,504
RPC Group PLC	127,183	1,246,469
Senior PLC	457,657	1,398,892
Spectris PLC	31,816	1,045,995
Tullow Oil PLC (c)	524,364	1,030,796

		10,474,731

United States—53.1%
Air Transport Services Group, Inc. (c)	85,175	1,855,112
Alcoa Corp.	40,146	1,310,767
Ameris Bancorp	29,698	1,431,444
AMERISAFE, Inc.	19,593	1,115,821
Belden, Inc.	9,572	722,016
Berry Global Group, Inc. (c)	28,747	1,638,866
Bio-Rad Laboratories, Inc., Class A (c)	4,521	1,023,148
BioTelemetry, Inc. (c)	36,253	1,212,663
Bob Evans Farms, Inc.	16,361	1,175,211
Bright Horizons Family Solutions, Inc. (c)	21,145	1,632,605
Brooks Automation, Inc.	46,616	1,011,101
Brown & Brown, Inc.	41,697	1,795,890
Callon Petroleum Co. (c)	106,476	1,129,710
Cantel Medical Corp.	13,745	1,070,873
Carlisle Cos., Inc.	14,052	1,340,561
Carter’s, Inc.	8,747	778,046
CenterState Banks, Inc.	67,154	1,669,448
Charles River Laboratories International, Inc. (c)	15,355	1,553,158
Coherent, Inc. (c)	3,654	822,113
Colony NorthStar, Inc. REIT, Class A	109,962	1,549,365
Dave & Buster’s Entertainment, Inc. (c)	19,217	1,278,123
Eagle Bancorp, Inc. (c)	32,105	2,032,247
Energen Corp. (c)	21,784	1,075,476
Entegris, Inc. (c)	33,336	731,725
Equity LifeStyle Properties, Inc. REIT	16,188	1,397,672
Euronet Worldwide, Inc. (c)	7,763	678,253
Exelixis, Inc. (c)	31,149	767,200
First Industrial Realty Trust, Inc. REIT	37,455	1,071,962
Five9, Inc. (c)	49,991	1,075,806
Franklin Financial Network, Inc. (c)	32,013	1,320,536
Franklin Street Properties Corp. REIT	117,583	1,302,820
Gibraltar Industries, Inc. (c)	18,727	667,618
Granite Construction, Inc.	25,043	1,208,074
Hanover Insurance Group, Inc.	13,384	1,186,224
Harsco Corp. (c)	49,166	791,573
Herc Holdings, Inc. (c)	17,285	679,646
Hill-Rom Holdings, Inc.	15,911	1,266,675
Hostess Brands, Inc. (c)	95,413	1,536,149
Howard Hughes Corp. (c)	14,011	1,721,111
Huntsman Corp.	45,975	1,187,994

66	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2017

	Shares	Value
Installed Building Products, Inc. (c)	19,620	$1,038,879
Integra LifeSciences Holdings Corp. (c)	23,685	1,291,069
Itron, Inc. (c)	26,312	1,782,638
j2 Global, Inc.	9,379	798,059
Jack in the Box, Inc.	12,170	1,198,745
John Bean Technologies Corp.	10,783	1,056,734
KAR Auction Services, Inc.	20,900	877,173
Kilroy Realty Corp. REIT	23,642	1,776,696
Lamb Weston Holdings, Inc.	25,652	1,129,714
Ligand Pharmaceuticals, Inc., Class B (c)	7,141	866,917
Macquarie Infrastructure Corp.	15,248	1,195,443
MasTec, Inc. (c)	21,848	986,437
MDU Resources Group, Inc.	57,730	1,512,526
Microsemi Corp. (c)	17,909	838,141
National Beverage Corp.	10,941	1,023,640
National Fuel Gas Co.	23,258	1,298,727
NVR, Inc. (c)	411	990,761
Oasis Petroleum, Inc. (c)	83,180	669,599
ON Semiconductor Corp. (c)	41,937	588,796
Ormat Technologies, Inc.	18,690	1,096,729
Owens-Illinois, Inc. (c)	62,807	1,502,343
Pacific Premier Bancorp, Inc. (c)	27,531	1,015,894
Penumbra, Inc. (c)	6,716	589,329
Pinnacle Foods, Inc.	23,851	1,416,749
Planet Fitness, Inc., Class A	58,058	1,355,074
Pool Corp.	14,158	1,664,556
PRA Health Sciences, Inc. (c)	20,246	1,518,652
Primerica, Inc.	10,914	826,736
PTC, Inc. (c)	25,746	1,419,120
Retail Opportunity Investments Corp.	68,793	1,320,138
Rogers Corp. (c)	12,172	1,322,123
RPM International, Inc.	27,882	1,520,963
Seacoast Banking Corp. of Florida (c)	70,180	1,691,338
Service Corp. International	49,154	1,644,201
SLM Corp. (c)	146,822	1,688,453
STAG Industrial, Inc. REIT	39,369	1,086,584
Supernus Pharmaceuticals, Inc. (c)	25,680	1,106,808
Take-Two Interactive Software, Inc. (c)	14,914	1,094,389
Texas Capital Bancshares, Inc. (c)	10,417	806,276
Texas Roadhouse, Inc.	28,150	1,434,243
Thor Industries, Inc.	9,947	1,039,660
Titan International, Inc.	90,350	1,085,104
TransUnion (c)	41,872	1,813,476
Tyler Technologies, Inc. (c)	9,376	1,647,082
Ultimate Software Group, Inc. (c)	6,471	1,359,298
United States Steel Corp.	29,558	654,414
Univar, Inc. (c)	43,229	1,262,287
Vail Resorts, Inc.	5,246	1,064,046
WellCare Health Plans, Inc. (c)	10,859	1,949,842
West Pharmaceutical Services, Inc.	19,705	1,862,517
Western Alliance Bancorp (c)	29,208	1,437,034
XPO Logistics, Inc. (c)	20,657	1,335,062
Yelp, Inc. (c)	21,906	657,618

		114,023,634

Total Common Stock (cost—$169,410,129)		208,872,809

	Shares	Value
Preferred Stock—0.6%
Germany—0.6%
Jungheinrich AG (cost—$1,149,335)	37,564	$1,376,470

	Principal Amount (000s)
Repurchase Agreements—2.3%
State Street Bank and Trust Co., dated 6/30/17, 0.12%, due 7/3/17, proceeds $5,006,050; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $5,109,427 including accrued interest
(cost—$5,006,000)	$5,006	5,006,000

Total Investments (cost—$175,565,465) (b)—100.3%		215,255,279

Liabilities in excess of other assets (d)—(0.3)%		(700,932)

Net Assets—100.0%		$214,554,347

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $3,173,381, representing 1.5% of net assets.

(b) Securities with an aggregate value of $85,122,415, representing 39.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 5(b) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	6.8%
Machinery	4.8%
Hotels, Restaurants & Leisure	4.5%
Equity Real Estate Investment Trusts (REITs)	4.4%
Health Care Equipment & Supplies	4.4%
Food Products	4.1%
Trading Companies & Distributors	3.8%
Semiconductors & Semiconductor Equipment	3.5%
Containers & Packaging	3.3%
Electronic Equipment, Instruments & Components	3.3%
Household Durables	3.2%
Chemicals	3.2%
Software	3.1%
Internet Software & Services	2.5%
Health Care Providers & Services	2.3%
Insurance	2.3%
Thrifts & Mortgage Finance	2.3%
Metals & Mining	2.1%
Oil, Gas & Consumable Fuels	2.1%
Real Estate Management & Development	2.1%
Life Sciences Tools & Services	1.9%
Professional Services	1.8%
Building Products	1.8%
IT Services	1.6%
Diversified Consumer Services	1.5%
Auto Components	1.5%
Air Freight & Logistics	1.5%
Construction Materials	1.4%
Construction & Engineering	1.3%
Biotechnology	1.3%
Commercial Services & Supplies	1.2%
Household Products	1.2%
Internet & Catalog Retail	1.0%
Diversified Financial Services	1.0%
Capital Markets	0.9%
Transportation Infrastructure	0.8%
Consumer Finance	0.8%
Distributors	0.8%
Multi-Utilities	0.7%
Independent Power Producers & Energy Traders	0.7%
Aerospace & Defense	0.6%
Industrial Conglomerates	0.6%
Gas Utilities	0.6%
Multi-line Retail	0.6%
Pharmaceuticals	0.5%
Automobiles	0.5%
Beverages	0.5%
Textiles, Apparel & Luxury Goods	0.4%
Energy Equipment & Services	0.3%
Technology Hardware, Storage & Peripherals	0.2%
Electrical Equipment	0.2%
Food & Staples Retailing	0.2%
Repurchase Agreements	2.3%
Liabilities in excess of other assets	(0.3)%

100.0%

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	67

Schedule of Investments

June 30, 2017

AllianzGI Health Sciences Fund

	Shares	Value
Common Stock—97.1%
Biotechnology—34.7%
AbbVie, Inc.	77,411	$5,613,072
Alexion Pharmaceuticals, Inc. (b)	1,600	194,672
Alkermes PLC (b)	13,435	778,827
Amgen, Inc.	26,250	4,521,037
Biogen, Inc. (b)	2,153	584,238
BioMarin Pharmaceutical, Inc. (b)	32,379	2,940,661
Bioverativ, Inc. (b)	30,711	1,847,881
Celgene Corp. (b)	41,855	5,435,709
Eagle Pharmaceuticals, Inc. (b)	25,687	2,026,447
Exelixis, Inc. (b)	90,330	2,224,828
Genmab A/S (b)	10,179	2,170,363
Gilead Sciences, Inc.	48,886	3,460,151
Incyte Corp. (b)	58,213	7,329,599
La Jolla Pharmaceutical Co. (b)	8,760	260,785
Portola Pharmaceuticals, Inc. (b)	28,685	1,611,236
Regeneron Pharmaceuticals, Inc. (b)	6,845	3,361,853
Shire PLC	68,505	3,777,292
Shire PLC ADR	19,402	3,206,569
TESARO, Inc. (b)	10,680	1,493,705
Vertex Pharmaceuticals, Inc. (b)	33,510	4,318,434

		57,157,359

Diversified Consumer Services—0.5%
Service Corp. International	26,750	894,787

Health Care Equipment & Supplies—15.6%
Abbott Laboratories	32,268	1,568,547
ABIOMED, Inc. (b)	6,998	1,002,813
Baxter International, Inc.	30,831	1,866,509
Boston Scientific Corp. (b)	105,357	2,920,496
Edwards Lifesciences Corp. (b)	13,900	1,643,536
IDEXX Laboratories, Inc. (b)	6,425	1,037,124
Intuitive Surgical, Inc. (b)	1,760	1,646,251
K2M Group Holdings, Inc. (b)	48,600	1,183,896
Medtronic PLC	82,992	7,365,540
Stryker Corp.	29,160	4,046,825
Teleflex, Inc.	7,035	1,461,592

		25,743,129

Health Care Providers & Services—14.3%
Aetna, Inc.	23,450	3,560,413
Centene Corp. (b)	28,300	2,260,604
Henry Schein, Inc. (b)	11,980	2,192,580
Humana, Inc.	8,105	1,950,225
UnitedHealth Group, Inc.	72,881	13,513,595

		23,477,417

Life Sciences Tools & Services—2.8%
Agilent Technologies, Inc.	33,640	1,995,188
Illumina, Inc. (b)	5,390	935,273
Thermo Fisher Scientific, Inc.	10,010	1,746,445

		4,676,906

Pharmaceuticals—29.2%
Allergan PLC	10,736	2,609,814
AstraZeneca PLC ADR	67,635	2,305,677
Bristol-Myers Squibb Co.	183,030	10,198,432
Catalent, Inc. (b)	54,503	1,913,055
Eli Lilly & Co.	19,055	1,568,227
Johnson & Johnson	72,082	9,535,728
Medicines Co. (b)	21,437	814,820

	Shares	Value
Merck & Co., Inc.	78,967	$5,060,995
Novartis AG ADR	19,878	1,659,217
Novo Nordisk A/S, Class B	12,462	535,458
Pfizer, Inc.	197,414	6,631,136
Roche Holding AG	11,850	3,027,851
Zoetis, Inc.	36,945	2,304,629

		48,165,039

Total Common Stock (cost—$133,417,810)		160,114,637

	Principal Amount (000s)
Repurchase Agreements—2.9%
State Street Bank and Trust Co., dated 6/30/17, 0.12%, due 7/3/17, proceeds $4,753,048; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $4,851,225 including accrued interest
(cost—$4,753,000)	$4,753	4,753,000

Total Investments (cost—$138,170,810) (a)—100.0%		164,867,637

Liabilities in excess of other assets—(0.0)%		(61,698)

Net Assets—100.0%		$164,805,939

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $9,510,964, representing 5.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI Income & Growth Fund

	Shares	Value
Common Stock—34.6%
Advertising—0.0%
Affinion Group Holdings, Inc. Class A (a)(d)(h)(i) (acquisition cost—$1,422,157; purchased 11/9/15-11/12/15)	80,205	$955,242
Mood Media Corp. (d)	286,500	277,045

		1,232,287

Aerospace & Defense—1.1%
Boeing Co.	143,200	28,317,800
Erickson, Inc. (d)	10,866	280,388
United Technologies Corp.	55,020	6,718,492

		35,316,680

Apparel & Textiles—0.0%
Quiksilver, Inc. (d)(i)	2,328	47,375

Automobiles—0.8%
Fiat Chrysler Automobiles NV (i)	1,129,182	12,003,205
Ford Motor Co.	1,199,700	13,424,643

		25,427,848

Banks—1.3%
Bank of America Corp.	993,600	24,104,736
JPMorgan Chase & Co.	90,100	8,235,140
Wells Fargo & Co.	181,400	10,051,374

		42,391,250

Beverages—1.1%
Coca-Cola Co.	320,400	14,369,940
PepsiCo, Inc.	193,600	22,358,864

		36,728,804

Biotechnology—2.6%
AbbVie, Inc. (f)	312,100	22,630,371
Amgen, Inc. (f)	151,300	26,058,399
Biogen, Inc. (i)	54,800	14,870,528
Bioverativ, Inc. (f)(i)	27,400	1,648,658
Gilead Sciences, Inc.	239,250	16,934,115

		82,142,071

Building Products—0.5%
Johnson Controls International PLC	370,382	16,059,763

Chemicals—1.0%
Chemours Co.	318,500	12,077,520
Monsanto Co.	179,600	21,257,456

		33,334,976

Construction & Engineering—0.3%
Fluor Corp.	209,800	9,604,644

Diversified Telecommunication Services—0.3%
Intelsat S.A. (i)	121,250	371,025
Verizon Communications, Inc.	211,200	9,432,192

		9,803,217

Electric Utilities—0.3%
Exelon Corp.	294,121	10,608,944

Electronic Equipment, Instruments & Components—0.9%
Amphenol Corp. Class A (f)	144,900	10,696,518
Corning, Inc. (f)	557,900	16,764,895

		27,461,413

68	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2017

	Shares	Value
Energy Equipment & Services—0.5%
National Oilwell Varco, Inc.	93,000	$3,063,420
Schlumberger Ltd.	172,400	11,350,816

		14,414,236

Food & Staples Retailing—1.6%
Costco Wholesale Corp.	111,600	17,848,188
Kroger Co.	472,000	11,007,040
Walgreens Boots Alliance, Inc.	286,600	22,443,646

		51,298,874

Food Products—0.2%
Archer-Daniels-Midland Co.	159,650	6,606,317

Health Care Equipment & Supplies—0.7%
Baxter International, Inc. (f)	348,100	21,073,974

Health Care Providers & Services—1.4%
McKesson Corp.	114,300	18,806,922
UnitedHealth Group, Inc. (f)	137,300	25,458,166

		44,265,088

Hotels, Restaurants & Leisure—1.6%
McDonald’s Corp.	134,800	20,645,968
MGM Resorts International (f)	348,550	10,906,129
Starbucks Corp.	325,600	18,985,736

		50,537,833

Household Durables—0.3%
Lennar Corp., Class A (f)	170,434	9,087,541

Household Products—0.5%
Procter & Gamble Co.	191,500	16,689,225

Industrial Conglomerates—0.8%
3M Co.	88,300	18,383,177
General Electric Co.	326,200	8,810,662

		27,193,839

Insurance—0.6%
Prudential Financial, Inc.	173,600	18,773,104

Internet & Catalog Retail—1.0%
Amazon.com, Inc. (f)(i)	34,800	33,686,400

Internet Software & Services—2.7%
Alibaba Group Holding Ltd. ADR (f)(i)	158,600	22,346,740
Alphabet, Inc., Class A (i)	35,400	32,910,672
Facebook, Inc., Class A (f)(i)	217,000	32,762,660

		88,020,072

IT Services—1.1%
International Business Machines Corp.	92,200	14,183,126
Visa, Inc., Class A (f)	236,600	22,188,348

		36,371,474

Machinery—1.1%
Caterpillar, Inc. (f)	161,500	17,354,790
Deere & Co. (f)	133,200	16,462,188

		33,816,978

Media—1.6%
Comcast Corp., Class A (f)	629,800	24,511,816
LiveStyle, Inc. (d)(i)	202,319	20
Postmedia Network Canada Corp. (d)(i)	1,018,823	2,149,717
Walt Disney Co.	238,900	25,383,125

		52,044,678

	Shares	Value
Metals & Mining—0.2%
ArcelorMittal (i)	180,611	$4,105,288
Freeport-McMoRan, Inc. (i)	113,100	1,358,331

		5,463,619

Multi-Line Retail—0.5%
Target Corp.	299,900	15,681,771

Oil, Gas & Consumable Fuels—0.8%
Arch Coal, Inc., Class A	1,858	126,901
Chesapeake Energy Corp. (i)	1,250,759	6,216,272
Energy XXI Gulf Coast, Inc. (i)	44,964	834,981
Hercules Offshore, Inc. (d)(i)	174,935	197,677
Linn Energy, Inc. (i)	25,527	779,595
Occidental Petroleum Corp.	94,700	5,669,689
Stone Energy Corp. (i)	98,625	1,812,728
Valero Energy Corp. (f)	165,000	11,130,900

		26,768,743

Pharmaceuticals—0.4%
Bristol-Myers Squibb Co.	242,700	13,523,244

Road & Rail—0.7%
Union Pacific Corp.	196,100	21,357,251

Semiconductors—0.0%
GT Advanced Technologies, Inc. (d)(i)	463	10,552

Semiconductors & Semiconductor Equipment—2.1%
Broadcom Ltd. (f)	60,900	14,192,745
Intel Corp.	665,900	22,467,466
QUALCOMM, Inc.	237,700	13,125,794
Texas Instruments, Inc.	246,400	18,955,552

		68,741,557

Software—2.0%
Adobe Systems, Inc. (f)(i)	125,400	17,736,576
Microsoft Corp.	482,300	33,244,939
Oracle Corp.	274,300	13,753,402

		64,734,917

Specialty Retail—0.8%
Home Depot, Inc. (f)	177,200	27,182,480

Technology Hardware, Storage & Peripherals—1.1%
Apple, Inc.	235,900	33,974,318
Western Digital Corp.	1,953	173,036

		34,147,354

Trading Companies & Distributors—0.1%
WESCO International, Inc. (i)	54,455	3,120,271

Total Common Stock (cost—$1,314,134,056)		1,114,770,664

	Principal Amount (000s)
Corporate Bonds & Notes—31.7%
Aerospace & Defense—0.8%
Arconic, Inc.,
5.90%, 2/1/27	$2,795	3,022,094
KLX, Inc. (a)(b),
5.875%, 12/1/22	8,435	8,888,381

	Principal Amount (000s)	Value
Kratos Defense & Security Solutions, Inc.,
7.00%, 5/15/19	$3,613	$3,694,293
TransDigm, Inc.,
6.50%, 5/15/25	8,605	8,777,100

		24,381,868

Apparel & Textiles—0.1%
Hanesbrands, Inc. (a)(b),
4.625%, 5/15/24	3,690	3,763,800
Quicksilver, Inc. (c)(d),
10.00%, 8/1/20	1,000	—

		3,763,800

Auto Components—0.2%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	5,265	5,422,950
Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	1,850	1,942,500

		7,365,450

Auto Manufacturers—0.2%
Navistar International Corp.,
8.25%, 11/1/21	6,153	6,245,295

Building Materials—0.2%
Builders FirstSource, Inc. (a)(b),
5.625%, 9/1/24	7,415	7,748,675

Chemicals—1.4%
Chemours Co.,
6.625%, 5/15/23	7,000	7,437,500
7.00%, 5/15/25	7,520	8,234,400
Kraton Polymers LLC (a)(b),
7.00%, 4/15/25	6,865	7,242,575
Platform Specialty Products Corp. (a)(b),
6.50%, 2/1/22	8,445	8,761,687
Tronox Finance LLC (a)(b),
7.50%, 3/15/22	7,055	7,301,925
Univar USA, Inc. (a)(b),
6.75%, 7/15/23	4,665	4,886,588

		43,864,675

Coal—0.2%
CONSOL Energy, Inc.,
5.875%, 4/15/22	5,530	5,460,875

Commercial Services—1.7%
Cardtronics, Inc.,
5.125%, 8/1/22	3,105	3,167,100
5.50%, 5/1/25 (a)(b)	2,490	2,570,925
Cenveo Corp. (a)(b),
6.00%, 8/1/19	2,060	1,751,000
6.00%, 5/15/24	8,116	7,182,660
8.50%, 9/15/22	1,520	919,600
Gartner, Inc. (a)(b),
5.125%, 4/1/25	4,320	4,548,571
Hertz Corp.,
5.50%, 10/15/24 (a)(b)	5,215	4,302,375
6.75%, 4/15/19	1,366	1,366,000
KAR Auction Services, Inc. (a)(b),
5.125%, 6/1/25	4,805	4,907,106
Monitronics International, Inc.,
9.125%, 4/1/20	6,450	6,175,875
RR Donnelley & Sons Co.,
6.00%, 4/1/24	3,195	3,127,106
7.00%, 2/15/22	5,500	5,781,875
United Rentals North America, Inc.,
5.50%, 7/15/25	7,835	8,236,544

		54,036,737

Computers—0.6%
Dell International LLC (a)(b),
7.125%, 6/15/24	5,945	6,538,204
DynCorp International, Inc., PIK,
11.875%, 11/30/20	692	716,690

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	69

Schedule of Investments

June 30, 2017

	Principal Amount (000s)	Value
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	$7,620	$7,477,125
Western Digital Corp.,
10.50%, 4/1/24	2,900	3,428,322

		18,160,341

Containers & Packaging—0.0%
Owens-Brockway Glass Container, Inc. (a)(b),
5.00%, 1/15/22	725	769,406

Distribution/Wholesale—0.4%
H&E Equipment Services, Inc.,
7.00%, 9/1/22	6,015	6,285,675
HD Supply, Inc. (a)(b),
5.75%, 4/15/24	5,050	5,378,250

		11,663,925

Diversified Financial Services—1.5%
Ally Financial, Inc.,
5.75%, 11/20/25	5,210	5,503,062
8.00%, 3/15/20	2,995	3,414,300
Community Choice Financial, Inc.,
10.75%, 5/1/19	7,165	6,197,725
Energizer Holdings, Inc. (a)(b),
5.50%, 6/15/25	5,545	5,815,319
Nationstar Mortgage LLC,
7.875%, 10/1/20	5,105	5,248,578
9.625%, 5/1/19	4,260	4,378,215
Navient Corp.,
6.625%, 7/26/21	820	884,575
7.25%, 9/25/23	3,575	3,852,062
8.45%, 6/15/18	3,920	4,137,560
Springleaf Finance Corp.,
6.90%, 12/15/17	3,530	3,587,363
8.25%, 10/1/23	4,360	4,894,100

		47,912,859

Electric Utilities—0.5%
Calpine Corp.,
5.75%, 1/15/25	6,140	5,786,950
NRG Energy, Inc.,
6.25%, 5/1/24	7,748	7,864,220
Talen Energy Supply LLC,
6.50%, 6/1/25	3,365	2,380,738

		16,031,908

Energy-Alternate Sources—0.1%
TerraForm Power Operating LLC (a)(b)(g),
6.375%, 2/1/23	3,410	3,563,450

Engineering & Construction—0.5%
AECOM,
5.875%, 10/15/24	8,550	9,340,875
Tutor Perini Corp. (a)(b),
6.875%, 5/1/25	6,675	7,042,125

		16,383,000

Entertainment—0.7%
AMC Entertainment Holdings, Inc. (a)(b),
6.125%, 5/15/27	5,270	5,574,659
Cedar Fair L.P.,
5.375%, 6/1/24	5,900	6,195,000
5.375%, 4/15/27 (a)(b)	2,465	2,612,900
International Game Technology PLC (a)(b),
6.25%, 2/15/22	6,340	6,958,150

		21,340,709

Equity Real Estate Investment Trusts (REITs)—0.4%
Crown Castle International Corp.,
3.70%, 6/15/26	3,090	3,122,525
CyrusOne L.P. (a)(b),
5.00%, 3/15/24	4,560	4,708,200
5.375%, 3/15/27	2,565	2,677,219

	Principal Amount (000s)	Value
Uniti Group, Inc. (a)(b),
7.125%, 12/15/24	$2,500	$2,488,295

		12,996,239

Food & Beverage—0.7%
Albertsons Cos. LLC (a)(b),
6.625%, 6/15/24	2,250	2,238,750
Lamb Weston Holdings, Inc. (a)(b),
4.875%, 11/1/26	4,955	5,159,394
Post Holdings, Inc. (a)(b),
5.75%, 3/1/27	6,400	6,608,000
SUPERVALU, Inc.,
6.75%, 6/1/21	7,400	7,289,000

		21,295,144

Healthcare-Products—0.4%
Hill-Rom Holdings, Inc. (a)(b),
5.00%, 2/15/25	3,450	3,536,250
Hologic, Inc. (a)(b),
5.25%, 7/15/22	3,635	3,830,381
Teleflex, Inc.,
5.25%, 6/15/24	4,820	5,012,800

		12,379,431

Healthcare-Services—2.0%
Centene Corp.,
4.75%, 1/15/25	3,135	3,229,050
Community Health Systems, Inc.,
6.25%, 3/31/23	1,985	2,056,658
6.875%, 2/1/22	2,500	2,193,750
7.125%, 7/15/20	4,970	4,858,175
8.00%, 11/15/19	5,730	5,780,137
DaVita, Inc.,
5.125%, 7/15/24	8,370	8,511,244
Envision Healthcare Corp. (a)(b),
5.125%, 7/1/22	5,785	5,965,781
6.25%, 12/1/24	2,420	2,589,400
HCA, Inc.,
7.50%, 2/15/22	8,185	9,443,444
Kindred Healthcare, Inc.,
6.375%, 4/15/22	6,493	6,419,954
8.75%, 1/15/23	2,630	2,774,650
Tenet Healthcare Corp.,
8.125%, 4/1/22	7,010	7,465,650
THC Escrow Corp. III (a)(b),
5.125%, 5/1/25	2,280	2,294,250

		63,582,143

Home Builders—1.1%
Beazer Homes USA, Inc.,
7.25%, 2/1/23	2,810	2,957,525
8.75%, 3/15/22	1,880	2,100,900
Brookfield Residential Properties, Inc. (a)(b),
6.125%, 7/1/22	4,765	4,955,600
6.50%, 12/15/20	8,735	9,040,725
CalAtlantic Group, Inc.,
5.875%, 11/15/24	2,295	2,495,813
8.375%, 5/15/18	4,650	4,899,937
Century Communities, Inc. (a)(b),
5.875%, 7/15/25	1,545	1,541,138
KB Home,
8.00%, 3/15/20	5,535	6,254,550

		34,246,188

Household Products/Wares—0.1%
Spectrum Brands, Inc.,
5.75%, 7/15/25	3,165	3,410,604

Insurance—0.1%
CNO Financial Group, Inc.,
5.25%, 5/30/25	4,025	4,282,600

	Principal Amount (000s)	Value
Internet—0.4%
Mood Media Corp. (a)(d),
1.00%, 7/1/24	$955	$955,000
Symantec Corp. (a)(b),
5.00%, 4/15/25	5,155	5,407,904
Zayo Group LLC (a)(b),
5.75%, 1/15/27	7,190	7,540,513

		13,903,417

Internet & Catalog Retail—0.2%
Netflix, Inc.,
5.875%, 2/15/25	4,655	5,167,050

Iron/Steel—0.6%
AK Steel Corp.,
7.00%, 3/15/27	2,580	2,676,750
7.50%, 7/15/23	3,475	3,770,375
8.375%, 4/1/22	5,270	5,513,738
Steel Dynamics, Inc.,
5.50%, 10/1/24	1,270	1,352,550
United States Steel Corp. (a)(b),
8.375%, 7/1/21	5,950	6,559,875

		19,873,288

Lodging—0.2%
MGM Resorts International,
6.625%, 12/15/21	500	562,500
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	5,880	6,199,725

		6,762,225

Machinery-Construction & Mining—0.1%
Terex Corp. (a)(b),
5.625%, 2/1/25	4,775	4,918,250

Machinery-Diversified—0.3%
Tennant Co. (a)(b),
5.625%, 5/1/25	3,455	3,645,025
Zebra Technologies Corp.,
7.25%, 10/15/22	4,330	4,608,744

		8,253,769

Media—2.2%
Cablevision Systems Corp.,
8.00%, 4/15/20	6,250	6,976,563
8.625%, 9/15/17	1,787	1,811,571
CCO Holdings LLC,
5.125%, 5/1/27 (a)(b)	1,625	1,665,625
5.50%, 5/1/26 (a)(b)	2,500	2,659,375
5.75%, 1/15/24	6,915	7,303,969
Clear Channel Worldwide Holdings, Inc., Ser. B,
6.50%, 11/15/22	6,610	6,826,147
DISH DBS Corp.,
5.875%, 7/15/22	4,880	5,258,200
6.75%, 6/1/21	6,000	6,675,000
Gray Television, Inc. (a)(b),
5.875%, 7/15/26	8,235	8,420,287
LIN Television Corp.,
5.875%, 11/15/22	6,210	6,536,025
LiveStyle, Inc. (a)(b)(c)(h),
9.625%, 2/1/19 (acquisition cost—$7,064,138; purchased 1/31/14-10/7/15)	7,628	47,675
McClatchy Co.,
9.00%, 12/15/22	7,035	7,316,400
Mediacom Broadband LLC,
6.375%, 4/1/23	2,700	2,834,703
Nexstar Broadcasting, Inc. (a)(b),
5.625%, 8/1/24	2,000	2,030,000
Sirius XM Radio, Inc. (a)(b),
5.00%, 8/1/27	4,790	4,849,875

		71,211,415

70	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2017

	Principal Amount (000s)	Value
Metal Fabricate/Hardware—0.1%
Park-Ohio Industries, Inc. (a)(b),
6.625%, 4/15/27	$3,535	$3,718,378

Mining—0.6%
Alcoa Nederland Holding BV (a)(b),
6.75%, 9/30/24	4,205	4,583,450
7.00%, 9/30/26	950	1,047,375
Freeport-McMoRan, Inc.,
3.55%, 3/1/22	1,635	1,540,464
3.875%, 3/15/23	6,250	5,843,750
Hudbay Minerals, Inc. (a)(b),
7.25%, 1/15/23	1,515	1,569,919
7.625%, 1/15/25	3,530	3,715,325
Joseph T. Ryerson & Son, Inc. (a)(b),
11.00%, 5/15/22	1,500	1,700,625

		20,000,908

Miscellaneous Manufacturing—0.3%
Koppers, Inc. (a)(b),
6.00%, 2/15/25	3,600	3,834,000
Trinseo Materials Operating SCA (a)(b),
6.75%, 5/1/22	4,665	4,956,563

		8,790,563

Oil, Gas & Consumable Fuels—3.4%
AmeriGas Partners L.P.,
5.875%, 8/20/26	3,185	3,280,550
BreitBurn Energy Partners L.P. (c),
7.875%, 4/15/22	1,870	495,550
8.625%, 10/15/20	5,475	1,450,875
Callon Petroleum Co.,
6.125%, 10/1/24	3,280	3,353,800
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	9,925	8,634,750
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	5,175	5,006,812
Chesapeake Energy Corp.,
6.625%, 8/15/20	6,055	6,100,412
8.00%, 1/15/25 (a)(b)	2,465	2,449,594
Cobalt International Energy, Inc. (a)(b),
7.75%, 12/1/23	9,216	5,587,200
10.75%, 12/1/21	11,500	10,925,000
Continental Resources, Inc.,
5.00%, 9/15/22	3,285	3,235,725
CVR Refining LLC,
6.50%, 11/1/22	4,525	4,581,563
EP Energy LLC,
9.375%, 5/1/20	8,765	6,957,219
Laredo Petroleum, Inc.,
7.375%, 5/1/22	2,490	2,524,238
Oasis Petroleum, Inc.,
6.875%, 3/15/22	5,705	5,562,375
Permian Resources LLC (a)(b),
7.375%, 11/1/21	5,000	4,150,000
Range Resources Corp.,
4.875%, 5/15/25	7,750	7,401,250
Rice Energy, Inc.,
6.25%, 5/1/22	8,045	8,417,081
Sanchez Energy Corp.,
6.125%, 1/15/23	6,240	5,023,200
Stone Energy Corp.,
7.50%, 5/31/22	1,168	1,109,535
Sunoco L.P.,
6.375%, 4/1/23	9,115	9,676,484
Vanguard Natural Resources LLC (c),
7.875%, 4/1/20	7,305	1,570,575
Weatherford International Ltd.,
8.25%, 6/15/23	2,170	2,175,425

		109,669,213

Paper & Forest Products—0.2%
Mercer International, Inc.,
7.75%, 12/1/22	6,880	7,404,600

	Principal Amount (000s)	Value
Pharmaceuticals—0.8%
Endo Finance LLC (a)(b),
5.375%, 1/15/23	$8,010	$6,728,400
Horizon Pharma, Inc.,
6.625%, 5/1/23	8,115	7,668,675
Valeant Pharmaceuticals International, Inc. (a)(b),
6.125%, 4/15/25	6,280	5,338,000
7.50%, 7/15/21	6,450	6,272,625

		26,007,700

Pipelines—0.7%
Crestwood Midstream Partners L.P. (a)(b),
5.75%, 4/1/25	2,790	2,790,000
Energy Transfer Equity L.P.,
5.875%, 1/15/24	5,259	5,600,835
Sabine Pass Liquefaction LLC,
5.75%, 5/15/24	5,648	6,298,311
Tesoro Logistics L.P.,
6.125%, 10/15/21	2,715	2,830,387
6.25%, 10/15/22	4,800	5,124,000

		22,643,533

Real Estate—0.6%
Equinix, Inc.,
5.375%, 1/1/22	3,855	4,076,662
iStar, Inc.,
7.125%, 2/15/18	3,805	3,914,394
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	7,213	7,465,455
Uniti Group, Inc.,
8.25%, 10/15/23	4,805	4,973,175

		20,429,686

Retail—0.8%
Conn’s, Inc.,
7.25%, 7/15/22	7,620	7,077,075
Dollar Tree, Inc.,
5.75%, 3/1/23	7,915	8,380,006
KFC Holding Co. (a)(b),
4.75%, 6/1/27	4,140	4,238,325
Neiman Marcus Group Ltd. LLC (a)(b),
8.00%, 10/15/21	6,810	3,745,500
Rite Aid Corp.,
9.25%, 3/15/20	3,000	3,105,000

		26,545,906

Semiconductors—1.2%
Advanced Micro Devices, Inc.,
7.00%, 7/1/24	2,000	2,127,500
7.50%, 8/15/22	1,670	1,862,050
Amkor Technology, Inc.,
6.375%, 10/1/22	6,010	6,280,450
Broadcom Corp. (a)(b),
3.875%, 1/15/27	7,955	8,185,711
Micron Technology, Inc.,
5.875%, 2/15/22	6,400	6,704,000
Qorvo, Inc.,
7.00%, 12/1/25	6,945	7,917,300
Sensata Technologies BV (a)(b),
5.625%, 11/1/24	5,810	6,253,012

		39,330,023

Software—1.4%
Activision Blizzard, Inc. (a)(b),
6.125%, 9/15/23	3,770	4,069,387
Camelot Finance S.A. (a)(b),
7.875%, 10/15/24	4,550	4,914,000
First Data Corp. (a)(b),
7.00%, 12/1/23	7,115	7,613,050
j2 Cloud Services LLC,
6.00%, 7/15/25 (a)(b)	5,910	6,116,850
8.00%, 8/1/20	5,380	5,516,087
MSCI, Inc. (a)(b),
5.25%, 11/15/24	5,620	5,985,300

	Principal Amount (000s)	Value
Open Text Corp. (a)(b),
5.625%, 1/15/23	$6,695	$7,013,012
SS&C Technologies Holdings, Inc.,
5.875%, 7/15/23	4,375	4,682,169

		45,909,855

Specialty Retail—0.1%
L Brands, Inc.,
6.875%, 11/1/35	3,190	3,094,300

Telecommunications—3.4%
CenturyLink, Inc., Ser. W,
6.75%, 12/1/23	2,000	2,161,260
Cincinnati Bell, Inc. (a)(b),
7.00%, 7/15/24	5,510	5,772,827
CommScope Technologies LLC (a)(b),
5.00%, 3/15/27	3,200	3,200,000
6.00%, 6/15/25	8,170	8,762,325
Consolidated Communications, Inc.,
6.50%, 10/1/22	7,940	7,940,000
Frontier Communications Corp.,
10.50%, 9/15/22	9,315	8,907,469
GTT Communications, Inc. (a)(b),
7.875%, 12/31/24	3,835	4,113,038
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	8,640	9,849,600
Intelsat Jackson Holdings S.A.,
5.50%, 8/1/23	3,500	2,913,750
7.25%, 4/1/19	5,005	5,012,507
Level 3 Financing, Inc.,
5.375%, 5/1/25	6,275	6,620,125
Sprint Capital Corp.,
6.875%, 11/15/28	3,000	3,342,210
Sprint Communications, Inc.,
6.00%, 11/15/22	3,925	4,170,312
8.375%, 8/15/17	4,250	4,287,187
11.50%, 11/15/21	4,360	5,602,600
Sprint Corp.,
7.125%, 6/15/24	2,250	2,508,750
T-Mobile USA, Inc.,
6.625%, 4/1/23	4,000	4,242,800
6.836%, 4/28/23	6,405	6,853,350
West Corp. (a)(b),
5.375%, 7/15/22	7,935	8,034,187
Windstream Services LLC,
7.50%, 6/1/22	3,475	3,118,813
7.50%, 4/1/23	2,125	1,875,313

		109,288,423

Transportation—0.2%
XPO Logistics, Inc. (a)(b),
6.125%, 9/1/23	2,045	2,137,025
6.50%, 6/15/22	4,245	4,478,475

		6,615,500

Total Corporate Bonds & Notes (cost—$1,041,246,319)		1,020,423,324

Convertible Bonds—23.4%
Apparel & Textiles—0.1%
Iconix Brand Group, Inc.,
1.50%, 3/15/18	4,185	4,072,528

Auto Manufacturers—0.8%
Tesla, Inc.,
0.25%, 3/1/19	10,280	11,770,600
1.25%, 3/1/21	9,965	11,534,487
2.375%, 3/15/22	2,550	3,209,813

		26,514,900

Biotechnology—1.1%
Acorda Therapeutics, Inc.,
1.75%, 6/15/21	945	815,653

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	71

Schedule of Investments

June 30, 2017

	Principal Amount (000s)	Value
Aegerion Pharmaceuticals, Inc.,
2.00%, 8/15/19	$5,500	$4,516,875
BioMarin Pharmaceutical, Inc.,
0.75%, 10/15/18	7,730	8,604,456
1.50%, 10/15/20	1,000	1,194,375
Illumina, Inc.,
0.50%, 6/15/21	7,500	8,015,625
Innoviva, Inc.,
2.125%, 1/15/23	1,360	1,242,700
Intercept Pharmaceuticals, Inc.,
3.25%, 7/1/23	4,000	3,910,000
Ionis Pharmaceuticals, Inc.,
1.00%, 11/15/21	5,320	5,655,825
Medicines Co.,
2.50%, 1/15/22	840	1,095,675
2.75%, 7/15/23	630	662,288

		35,713,472

Building Materials—0.3%
Cemex S.A.B de C.V.,
3.75%, 3/15/18	7,905	9,476,119

Commercial Services—0.6%
Huron Consulting Group, Inc.,
1.25%, 10/1/19	7,480	7,204,175
Macquarie Infrastructure Corp.,
2.00%, 10/1/23	3,410	3,412,131
2.875%, 7/15/19	5,500	6,105,000
Square, Inc. (a)(b),
0.375%, 3/1/22	2,895	3,562,660

		20,283,966

Computers—0.2%
Brocade Communications Systems, Inc.,
1.375%, 1/1/20	4,450	4,525,094
Lumentum Holdings, Inc. (a)(b),
0.25%, 3/15/24	465	546,665

		5,071,759

Diversified Financial Services—0.6%
Blackhawk Network Holdings, Inc. (a)(b),
1.50%, 1/15/22	8,050	9,016,000
Encore Capital Group, Inc.,
2.875%, 3/15/21	6,960	6,620,700
3.25%, 3/15/22 (a)(b)	1,970	2,122,675

		17,759,375

Electric Utilities—0.1%
NRG Yield, Inc. (a)(b),
3.25%, 6/1/20	4,420	4,455,913

Energy-Alternate Sources—0.3%
SolarCity Corp.,
1.625%, 11/1/19	10,475	9,938,156
SunEdison, Inc. (a)(b)(c)(h),
0.25%, 1/15/20 (acquisition cost—$11,410,803; purchased 4/10/15-5/26/15)	9,565	233,386
2.625%, 6/1/23 (acquisition cost—$11,407,508; purchased 5/13/15-5/22/15)	11,270	274,988
3.375%, 6/1/25 (acquisition cost—$4,491,758; purchased 5/22/15-10/7/15)	4,565	111,386

		10,557,916

Engineering & Construction—0.3%
Dycom Industries, Inc.,
0.75%, 9/15/21	8,305	9,675,325

	Principal Amount (000s)	Value
Equity Real Estate Investment Trusts (REITs)—0.5%
Extra Space Storage L.P. (a)(b),
3.125%, 10/1/35	$6,025	$6,450,516
Spirit Realty Capital, Inc.,
3.75%, 5/15/21	930	924,773
Starwood Property Trust, Inc.,
4.55%, 3/1/18	3,215	3,506,359
Two Harbors Investment Corp.,
6.25%, 1/15/22	5,000	5,265,625

		16,147,273

Health Care Providers & Services—0.1%
Brookdale Senior Living, Inc.,
2.75%, 6/15/18	3,435	3,419,972

Healthcare-Products—0.9%
Hologic, Inc. (g),
zero coupon, 12/15/43	7,495	9,467,122
NuVasive, Inc.,
2.25%, 3/15/21	7,265	10,062,025
Wright Medical Group, Inc.,
2.00%, 2/15/20	9,435	10,531,819

		30,060,966

Healthcare-Services—0.5%
Anthem, Inc.,
2.75%, 10/15/42	1,840	4,748,350
Molina Healthcare, Inc.,
1.125%, 1/15/20	6,920	12,135,950

		16,884,300

Home Builders—0.3%
CalAtlantic Group, Inc.,
0.25%, 6/1/19	1,705	1,621,881
1.625%, 5/15/18	2,875	3,417,656
KB Home,
1.375%, 2/1/19	5,375	5,774,766

		10,814,303

Hotels, Restaurants & Leisure—0.0%
Credit Suisse AG (MGM Resorts International) (k),
zero coupon, 11/19/20	1,000	1,010,800

Internet—3.5%
Altaba, Inc.,
zero coupon, 12/1/18	9,265	10,556,309
Ctrip.com International Ltd. (a)(b),
1.25%, 9/15/22	10,635	11,519,034
FireEye, Inc.,
1.00%, 6/1/35, Ser. A	4,035	3,823,163
1.625%, 6/1/35, Ser. B	4,650	4,257,656
Palo Alto Networks, Inc.,
zero coupon, 7/1/19	1,855	2,440,484
Priceline Group, Inc.,
0.35%, 6/15/20	8,690	12,806,888
0.90%, 9/15/21	10,000	11,475,000
Twitter, Inc.,
0.25%, 9/15/19	4,500	4,272,188
1.00%, 9/15/21	9,690	8,914,800
VeriSign, Inc.,
4.452%, 8/15/37	5,075	13,842,062
Vipshop Holdings Ltd.,
1.50%, 3/15/19	9,665	9,580,431
WebMD Health Corp.,
2.625%, 6/15/23	12,620	12,414,925
Zillow Group, Inc. (a)(b),
2.00%, 12/1/21	5,065	5,929,216

		111,832,156

Machinery-Diversified—0.1%
Chart Industries, Inc.,
2.00%, 8/1/18	3,165	3,153,131

	Principal Amount (000s)	Value
Media—1.6%
DISH Network Corp. (a)(b),
2.375%, 3/15/24	$7,655	$8,061,672
3.375%, 8/15/26	12,165	14,810,887
Liberty Interactive LLC (a)(b),
1.75%, 9/30/46	7,175	8,237,797
Liberty Media Corp-Liberty Formula One (a)(b),
1.00%, 1/30/23	4,195	4,879,309
Liberty Media Corp.,
1.375%, 10/15/23	10,075	11,978,168
2.25%, 9/30/46 (a)(b)	2,580	2,789,625

		50,757,458

Metal Fabricate/Hardware—0.2%
RTI International Metals, Inc.,
1.625%, 10/15/19	4,715	5,053,891

Mining—0.0%
Royal Gold, Inc.,
2.875%, 6/15/19	500	541,563

Miscellaneous Manufacturing—0.1%
Trinity Industries, Inc.,
3.875%, 6/1/36	2,230	2,805,619

Oil, Gas & Consumable Fuels—1.1%
Chesapeake Energy Corp. (a)(b),
5.50%, 9/15/26	7,865	7,393,100
Ensco Jersey Finance Ltd. (a)(b),
3.00%, 1/31/24	5,285	4,089,269
Helix Energy Solutions Group, Inc.,
4.25%, 5/1/22	4,510	4,230,944
Nabors Industries, Inc. (a)(b),
0.75%, 1/15/24	8,145	6,500,728
Oasis Petroleum, Inc.,
2.625%, 9/15/23	6,680	6,567,275
Weatherford International Ltd.,
5.875%, 7/1/21	6,830	6,928,181

		35,709,497

Pharmaceuticals—1.5%
Clovis Oncology, Inc.,
2.50%, 9/15/21	3,285	5,576,288
Herbalife Ltd.,
2.00%, 8/15/19	7,690	8,021,670
Impax Laboratories, Inc.,
2.00%, 6/15/22	9,060	7,751,962
Jazz Investments I Ltd.,
1.875%, 8/15/21	9,950	10,920,125
Neurocrine Biosciences, Inc. (a)(b),
2.25%, 5/15/24	4,235	4,216,472
Pacira Pharmaceuticals, Inc. (a)(b),
2.375%, 4/1/22	2,935	3,125,775
Teva Pharmaceutical Finance Co. LLC, Ser. C,
0.25%, 2/1/26	7,285	7,849,587

		47,461,879

Pipelines—0.3%
Cheniere Energy, Inc.,
4.25%, 3/15/45	12,605	8,760,475

Retail—0.2%
RH (a)(b),
zero coupon, 7/15/20	7,540	6,446,700

Semiconductors—4.3%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	5,385	9,443,944
Cypress Semiconductor Corp. (a)(b),
4.50%, 1/15/22	4,700	5,766,312
Inphi Corp.,
0.75%, 9/1/21 (a)(b)	5,535	5,365,491
1.125%, 12/1/20	1,525	1,717,531
Integrated Device Technology, Inc.,
0.875%, 11/15/22	5,140	5,454,825

72	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2017

	Principal Amount (000s)	Value
Intel Corp.,
3.25%, 8/1/39	$12,155	$20,108,989
3.493%, 12/15/35	4,485	5,872,547
Lam Research Corp.,
1.25%, 5/15/18	5,850	13,681,687
Microchip Technology, Inc. (a)(b),
1.625%, 2/15/27	20,800	21,970,000
Micron Technology, Inc., Ser. G,
3.00%, 11/15/43	23,637	26,709,810
NXP Semiconductors NV,
1.00%, 12/1/19	5,500	6,586,250
ON Semiconductor Corp. (a)(b),
1.625%, 10/15/23	8,790	8,833,950
Rovi Corp.,
0.50%, 3/1/20	255	251,653
Synaptics, Inc. (a)(b),
0.50%, 6/15/22	2,145	2,171,813
Teradyne, Inc. (a)(b),
1.25%, 12/15/23	3,055	3,530,434

		137,465,236

Software—2.6%
Akamai Technologies, Inc.,
zero coupon, 2/15/19	7,525	7,379,241
Allscripts Healthcare Solutions, Inc.,
1.25%, 7/1/20	6,585	6,700,237
Citrix Systems, Inc.,
0.50%, 4/15/19	10,505	12,638,828
HubSpot, Inc. (a)(b),
0.25%, 6/1/22	2,510	2,439,406
Nuance Communications, Inc.,
1.00%, 12/15/35	5,560	5,386,250
1.25%, 4/1/25 (a)(b)	1,305	1,322,944
Red Hat, Inc.,
0.25%, 10/1/19	7,600	10,530,750
Salesforce.com, Inc.,
0.25%, 4/1/18	10,580	14,018,500
ServiceNow, Inc.,
zero coupon, 11/1/18	4,825	7,077,672
zero coupon, 6/1/22 (a)(b)	4,500	4,606,875
Verint Systems, Inc.,
1.50%, 6/1/21	4,875	4,798,828
Workday, Inc.,
0.75%, 7/15/18	4,995	6,193,800

		83,093,331

Telecommunications—0.8%
Ciena Corp. (a)(b),
3.75%, 10/15/18	225	304,031
Finisar Corp. (a)(b),
0.50%, 12/15/36	13,425	13,139,719
Viavi Solutions, Inc.,
0.625%, 8/15/33	9,815	10,888,516

		24,332,266

Transportation—0.4%
Echo Global Logistics, Inc.,
2.50%, 5/1/20	2,980	2,868,250
Greenbrier Cos., Inc. (a)(b),
2.875%, 2/1/24	2,480	2,670,650
Hornbeck Offshore Services, Inc.,
1.50%, 9/1/19	4,860	3,572,100
Scorpio Tankers, Inc. (a)(b),
2.375%, 7/1/19	4,440	3,990,450

		13,101,450

Total Convertible Bonds (cost—$825,670,735)		752,433,539

	Shares	Value
Convertible Preferred Stock—6.5%
Aerospace & Defense—0.2%
Arconic, Inc.,
5.375%, 10/1/17	182,215	$6,523,297

Agriculture—0.0%
Bunge Ltd. (e),
4.875%	3,125	329,703

Banks—0.6%
Bank of America Corp., Ser. L (e),
7.25%	4,415	5,571,686
Wells Fargo & Co., Ser. L (e),
7.50%	11,155	14,625,432

		20,197,118

Commercial Services & Supplies—0.2%
Stericycle, Inc.,
5.25%, 9/15/18	91,075	6,096,561

Computers—0.4%
NCR Corp., Ser. A, PIK (e),
5.50%	8,226	12,888,086

Diversified Telecommunication Services—0.1%
Frontier Communications Corp., Ser. A,
11.125%, 6/29/18	158,090	4,654,170

Electric Utilities—0.3%
NextEra Energy, Inc.,
6.123%, 9/1/19	183,635	9,918,126

Electronic Equipment, Instruments & Components—0.3%
Belden, Inc.,
6.75%, 7/15/19	100,925	10,468,950

Equity Real Estate Investment Trusts (REITs)—0.4%
American Tower Corp.,
5.50%, 2/15/18	91,795	11,128,308
Welltower, Inc., Ser. I (e),
6.50%	25,875	1,714,477

		12,842,785

Food & Beverage—0.3%
Post Holdings, Inc. (e),
2.50%	64,725	9,555,028
3.75%	8,940	1,500,244

		11,055,272

Food Products—0.2%
Tyson Foods, Inc.,
4.75%, 7/15/17	96,130	6,515,691

Hand/Machine Tools—0.2%
Stanley Black & Decker, Inc.,
5.375%, 5/15/20	48,590	5,331,295

Health Care Providers & Services—0.5%
Anthem, Inc.,
5.25%, 5/1/18	311,855	16,472,181

Healthcare-Products—0.5%
Becton Dickinson and Co., Ser. A,
6.125%, 5/1/20	279,670	15,337,103

Independent Power Producers & Energy Traders—0.1%
Dynegy, Inc., Ser. A,
5.375%, 11/1/17	68,515	1,992,074

Investment Companies—0.4%
Mandatory Exchangeable Trust (a)(b),
5.75%, 6/3/19	67,870	11,099,120

	Shares	Value
Oil, Gas & Consumable Fuels—0.5%
Hess Corp.,
8.00%, 2/1/19	115,735	$6,437,181
Kinder Morgan, Inc., Ser. A,
9.75%, 10/26/18	103,505	4,541,799
Southwestern Energy Co., Ser. B,
6.25%, 1/15/18	233,685	3,409,464

		14,388,444

Pharmaceuticals—1.0%
Allergan PLC, Ser. A,
5.50%, 3/1/18	28,090	24,384,367
Teva Pharmaceutical Industries Ltd.,
7.00%, 12/15/18	13,035	7,705,641

		32,090,008

Wireless Telecommunication Services—0.3%
T-Mobile U.S., Inc.,
5.50%, 12/15/17	94,685	9,339,728

Total Convertible Preferred Stock (cost—$252,472,709)		207,539,712

Preferred Stock (a)(d)(i)—0.6%
Media—0.6%
LiveStyle, Inc., Ser. A	18,676	1,867,600
LiveStyle, Inc., Ser. B	171,344	17,134,400
LiveStyle, Inc., Ser. B	8,000	80

Total Preferred Stock (cost—$26,629,464)		19,002,080

	Units
Warrants (d)(i)—0.0%
Commercial Services—0.0%
Cenveo Corp., strike price $12.00, expires 6/10/24 (a)	858,030	203,959

Media—0.0%
LiveStyle, Inc. Ser. C, expires 11/30/21 (a)	43,500	4

Semiconductors—0.0%
GT Advanced Technologies, Inc.	2,860,795	—

Total Warrants (cost—$237,932)		203,963

	Shares
Equity-Linked Securities (d)(i)—0.0%
Coal—0.0%
Arch Coal, Inc.,expires 10/5/23	4,002	98,599

Oil, Gas & Consumable Fuels—0.0%
Energy XXI Gulf Coast, Inc., expires 12/30/21	14,350	23,402

Total Equity-Linked Securities (cost—$601,986)		122,001

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	73

Schedule of Investments

June 30, 2017

	Principal Amount (000s)	Value
Repurchase Agreements—3.3%
State Street Bank and Trust Co., dated 6/30/17, 0.12%, due 7/3/17, proceeds $104,958,050; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $107,059,636 including accrued interest
(cost—$104,957,000)	$104,957	$104,957,000

Total Investments, before options written (cost—$3,565,950,201)—100.1%		3,219,452,283

	Contracts
Options Written (i)(j)—(0.1)%
Call Options—(0.1)%
AbbVie, Inc., strike price $77.50, expires 8/18/17	1,560	(35,100)
Adobe Systems, Inc., strike price $145.00, expires 7/21/17	750	(94,875)
Alibaba Group Holding Ltd., strike price $155.00, expires 7/21/17	1,120	(30,800)
Amazon.com, Inc., strike price $1,075.00, expires 8/18/17	210	(155,400)
Amgen, Inc., strike price $185.00, expires 8/18/17	755	(70,970)
Amphenol Corp., strike price $80.00, expires 8/18/17	720	(16,200)
Baxter International, Inc., strike price $65.00, expires 8/18/17	2,090	(56,430)
Bioverativ, Inc., strike price $70.00, expires 8/18/17	150	(9,000)
Broadcom Ltd., strike price $255.00, expires 7/21/17	365	(23,725)
Caterpillar, Inc., strike price $110.00, expires 7/21/17	970	(78,085)
Comcast Corp., strike price $42.50, expires 8/18/17	3,780	(85,050)
Corning, Inc., strike price $31.00, expires 7/21/17	2,790	(47,430)
Deere & Co., strike price $130.00, expires 8/18/17	800	(120,400)
Facebook, Inc., strike price $162.50, expires 7/21/17	1,085	(22,242)
Home Depot, Inc., strike price $165.00, expires 8/18/17	1,065	(67,628)
Lennar Corp., strike price $57.50, expires 7/21/17	850	(4,250)
MGM Resorts International, strike price $34.00, expires 7/21/17	1,745	(24,430)
UnitedHealth Group, Inc., strike price $190.00, expires 7/21/17	825	(130,763)

	Contracts	Value
Valero Energy Corp., strike price $72.50, expires 8/18/17	825	$(38,362)
Visa, Inc., strike price $100.00, expires 7/21/17	1,420	(18,460)

Total Options Written (premiums received—$1,255,830)		(1,129,600)

Total Investments, net of options written (cost—$3,564,694,371)—100.0%		3,218,322,683

Other liabilities in excess of other assets—(0.0)%		(967,954)

Net Assets—100.0%		$3,217,354,729

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $625,182,699, representing 19.4% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $604,066,414, representing 18.8% of net assets.

(c) In default.

(d) Fair-Valued—Securities with an aggregate value of $24,201,060, representing 0.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Perpetual maturity. The date shown, if any, is the next call date.

(f) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(g) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(h) Restricted. The aggregate acquisition cost of such securities is $35,796,364. The aggregate value is $1,622,677, representing 0.1% of net assets.

(i) Non-income producing.

(j) Exchange traded-Chicago Board Options Exchange.

(k) Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

Glossary:

ADR—American Depositary Receipt

MSCI—Morgan Stanley Capital International

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

AllianzGI Mid-Cap Fund

	Shares	Value
Common Stock—99.3%
Aerospace & Defense—1.7%
Orbital ATK, Inc.	50,865	$5,003,081

Air Freight & Logistics—1.7%
XPO Logistics, Inc. (a)	77,765	5,025,952

Banks—3.9%
First Republic Bank	60,415	6,047,541
Signature Bank (a)	37,660	5,405,340

		11,452,881

Beverages—2.0%
Monster Beverage Corp. (a)	117,310	5,827,961

Biotechnology—3.3%
Clovis Oncology, Inc. (a)	30,540	2,859,460
Exact Sciences Corp. (a)	68,985	2,440,000
Incyte Corp. (a)	33,685	4,241,278

		9,540,738

Building Products—1.2%
AO Smith Corp.	63,460	3,574,702

Capital Markets—3.6%
E*TRADE Financial Corp. (a)	154,050	5,858,521
SEI Investments Co.	88,955	4,784,000

		10,642,521

Chemicals—3.3%
Albemarle Corp.	46,825	4,941,911
Chemours Co.	128,095	4,857,362

		9,799,273

Communications Equipment—1.2%
Lumentum Holdings, Inc. (a)	61,925	3,532,821

Construction Materials—2.4%
Vulcan Materials Co.	55,590	7,042,141

Consumer Finance—1.8%
Synchrony Financial	180,910	5,394,736

Containers & Packaging—1.7%
Berry Global Group, Inc. (a)	85,240	4,859,532

Electrical Equipment—1.9%
AMETEK, Inc.	89,830	5,441,003

Electronic Equipment, Instruments & Components—6.0%
Coherent, Inc. (a)	19,275	4,336,682
Dolby Laboratories, Inc., Class A	118,170	5,785,603
Flex Ltd. (a)	280,200	4,570,062
IPG Photonics Corp. (a)	20,760	3,012,276

		17,704,623

Equity Real Estate Investment Trusts (REITs)—3.8%
DCT Industrial Trust, Inc.	56,150	3,000,656
Equinix, Inc.	19,075	8,186,227

		11,186,883

Food Products—2.8%
Blue Buffalo Pet Products, Inc. (a)	204,381	4,661,931
Snyder’s-Lance, Inc.	100,245	3,470,482

		8,132,413

Health Care Equipment & Supplies—5.8%
DexCom, Inc. (a)	69,445	5,079,902
Edwards Lifesciences Corp. (a)	60,325	7,132,828
Hill-Rom Holdings, Inc.	61,650	4,907,956

		17,120,686

74	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2017

	Shares	Value
Health Care Providers & Services—3.2%
Henry Schein, Inc. (a)	32,530	$5,953,641
Universal Health Services, Inc., Class B	28,875	3,525,060

		9,478,701

Hotels, Restaurants & Leisure—4.1%
Aramark	120,050	4,919,649
Cedar Fair L.P.	59,005	4,254,261
Royal Caribbean Cruises Ltd.	26,005	2,840,526

		12,014,436

Household Durables—4.2%
Mohawk Industries, Inc. (a)	25,170	6,083,337
Newell Brands, Inc.	116,175	6,229,304

		12,312,641

Internet & Catalog Retail—1.0%
Expedia, Inc.	20,210	3,010,280

Internet Software & Services—1.2%
Trade Desk, Inc., Class A (a)	70,980	3,556,808

IT Services—4.2%
Fidelity National Information Services, Inc.	77,685	6,634,299
Vantiv, Inc., Class A (a)	91,935	5,823,163

		12,457,462

Life Sciences Tools & Services—1.8%
Bruker Corp.	184,790	5,329,344

Machinery—1.4%
Mueller Water Products, Inc., Class A	355,455	4,151,714

Multi-line Retail—2.1%
Dollar Tree, Inc. (a)	87,295	6,103,666

Pharmaceuticals—4.1%
Catalent, Inc. (a)	134,500	4,720,950
Zoetis, Inc.	117,725	7,343,686

		12,064,636

Professional Services—2.5%
Equifax, Inc.	52,305	7,187,753

Real Estate Management & Development—1.4%
CBRE Group, Inc., Class A (a)	116,370	4,235,868

Semiconductors & Semiconductor Equipment—6.7%
MACOM Technology Solutions Holdings, Inc. (a)	71,006	3,960,005
MKS Instruments, Inc.	50,295	3,384,853
Monolithic Power Systems, Inc.	35,525	3,424,610
Skyworks Solutions, Inc.	64,135	6,153,753
Teradyne, Inc.	88,750	2,665,163

		19,588,384

Software—6.9%
Activision Blizzard, Inc.	143,685	8,271,945
PTC, Inc. (a)	76,780	4,232,114
Splunk, Inc. (a)	66,225	3,767,540
Symantec Corp.	145,730	4,116,873

		20,388,472

Specialty Retail—3.8%
Advance Auto Parts, Inc.	38,750	4,517,862
Burlington Stores, Inc. (a)	37,915	3,487,801
Michaels Cos., Inc. (a)	170,090	3,150,067

		11,155,730

	Shares	Value
Technology Hardware, Storage & Peripherals—1.4%
NetApp, Inc.	102,930	$4,122,347

Textiles, Apparel & Luxury Goods—1.2%
Coach, Inc.	71,180	3,369,661

Total Common Stock (cost—$241,778,016)		291,809,850

	Principal Amount (000s)
Repurchase Agreements—0.1%
State Street Bank and Trust Co., dated 6/30/17, 0.12%, due 7/3/17, proceeds $213,002; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $218,479 including accrued interest
(cost—$213,000)	$213	213,000

Total Investments (cost—$241,991,016)—99.4%		292,022,850

Other assets less liabilities—0.6%		1,800,855

Net Assets—100.0%		$293,823,705

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI NFJ Dividend Value Fund

	Shares	Value
Common Stock—99.5%
Aerospace & Defense—4.0%
General Dynamics Corp.	280,700	$55,606,670
United Technologies Corp.	458,800	56,024,068

		111,630,738

Automobiles—2.0%
General Motors Co.	1,645,000	57,459,850

Banks—16.6%
Citigroup, Inc.	892,500	59,690,400
Fifth Third Bancorp	2,232,600	57,958,296
JPMorgan Chase & Co.	1,292,500	118,134,500
PNC Financial Services Group, Inc.	460,978	57,562,323
U.S. Bancorp	1,091,900	56,691,448
Wells Fargo & Co.	2,133,000	118,189,530

		468,226,497

Beverages—2.0%
Dr. Pepper Snapple Group, Inc.	613,300	55,877,763

Biotechnology—2.0%
AbbVie, Inc.	770,900	55,897,959

Capital Markets—4.0%
Ameriprise Financial, Inc.	442,341	56,305,586
Morgan Stanley	1,275,200	56,822,912

		113,128,498

Chemicals—2.0%
Eastman Chemical Co.	683,300	57,390,367

Communications Equipment—2.0%
Cisco Systems, Inc.	1,772,900	55,491,770

Consumer Finance—2.1%
American Express Co.	685,100	57,712,824

Containers & Packaging—2.0%
International Paper Co.	999,400	56,576,034

Diversified Telecommunication Services—3.9%
AT&T, Inc.	1,477,857	55,759,545
Verizon Communications, Inc.	1,221,400	54,547,724

		110,307,269

Electric Utilities—3.9%
American Electric Power Co., Inc.	776,400	53,936,508
Entergy Corp.	717,400	55,074,798

		109,011,306

Electrical Equipment—2.0%
Eaton Corp. PLC	736,600	57,329,578

Energy Equipment & Services—1.9%
Schlumberger Ltd.	809,300	53,284,312

Food & Staples Retailing—2.1%
Wal-Mart Stores, Inc.	763,300	57,766,544

Health Care Providers & Services—4.0%
Aetna, Inc.	370,900	56,313,747
Quest Diagnostics, Inc.	515,500	57,302,980

		113,616,727

Hotels, Restaurants & Leisure—2.0%
Carnival Corp.	854,474	56,027,860

Household Products—1.9%
Procter & Gamble Co.	625,000	54,468,750

Industrial Conglomerates—2.0%
Honeywell International, Inc.	420,700	56,075,103

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	75

Schedule of Investments

June 30, 2017

	Shares	Value
Insurance—6.1%
Everest Re Group Ltd.	220,000	$56,009,800
MetLife, Inc.	1,083,500	59,527,490
Travelers Cos., Inc.	439,400	55,597,282

		171,134,572

IT Services—1.9%
International Business Machines Corp.	354,034	54,461,050

Media—2.1%
CBS Corp., Class B	904,402	57,682,759

Multi-Utilities—1.9%
Public Service Enterprise Group, Inc.	1,272,200	54,717,322

Oil, Gas & Consumable Fuels—9.7%
Apache Corp.	1,078,100	51,673,333
Chevron Corp.	540,100	56,348,633
Exxon Mobil Corp.	700,600	56,559,438
Royal Dutch Shell PLC, Class A ADR	2,045,000	108,773,550

		273,354,954

Pharmaceuticals—5.8%
Johnson & Johnson	415,100	54,913,579
Pfizer, Inc.	3,267,285	109,748,103

		164,661,682

Road & Rail—2.1%
Kansas City Southern	557,700	58,363,305

Semiconductors & Semiconductor Equipment—1.8%
Intel Corp.	1,530,674	51,644,941

Software—2.0%
Oracle Corp.	1,113,700	55,840,918

Technology Hardware, Storage & Peripherals—3.7%
Apple, Inc.	359,800	51,818,396
HP, Inc.	3,013,500	52,675,980

		104,494,376

Total Common Stock (cost—$2,366,561,003)		2,803,635,628

	Principal Amount (000s)
Repurchase Agreements—0.7%
State Street Bank and Trust Co., dated 6/30/17, 0.12%, due 7/3/17, proceeds $20,599,206; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $21,013,700 including accrued interest
(cost—$20,599,000)	$20,599	20,599,000

Total Investments (cost—$2,387,160,003)—100.2%		2,824,234,628

Liabilities in excess of other assets—(0.2)%		(6,959,550)

Net Assets—100.0%		$2,817,275,078

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ International Value Fund

	Shares	Value
Common Stock—100.0%
Australia—3.1%
Coca-Cola Amatil Ltd.	652,815	$4,632,477
Macquarie Group Ltd.	134,212	9,126,928

		13,759,405

Brazil—3.0%
BB Seguridade Participacoes S.A. ADR	978,900	8,449,376
Cielo S.A. ADR	651,120	4,889,911

		13,339,287

Canada—10.4%
Canadian Pacific Railway Ltd.	31,300	5,033,353
Magna International, Inc.	202,000	9,358,660
Manulife Financial Corp.	553,908	10,391,314
Open Text Corp.	128,000	4,037,120
Toronto-Dominion Bank	357,900	18,031,002

		46,851,449

China—9.6%
China Construction Bank Corp., Class H	6,890,100	5,358,056
China Mobile Ltd.	868,600	9,208,724
China Shenhua Energy Co., Ltd., Class H	3,828,000	8,516,812
China State Construction International Holdings Ltd.	2,722,000	4,657,583
ENN Energy Holdings Ltd.	886,000	5,345,324
Lee & Man Paper Manufacturing Ltd.	6,111,000	5,669,784
Sinopec Shanghai Petrochemical Co., Ltd., Class H	8,480,900	4,538,417

		43,294,700

Colombia—1.1%
Bancolombia S.A. ADR	106,760	4,756,158

Denmark—1.1%
Danske Bank A/S	128,866	4,957,870

France—8.9%
Atos SE	34,319	4,815,317
AXA S.A.	316,540	8,667,924
Capgemini SE	81,231	8,391,360
Cie Generale des Etablissements Michelin	64,535	8,589,216
Danone S.A.	126,200	9,472,261

		39,936,078

Germany—7.1%
Bayer AG	71,093	9,214,367
Continental AG	20,600	4,456,392
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	45,043	9,114,572
Siemens AG	67,253	9,250,915

		32,036,246

Hong Kong—4.0%
BOC Hong Kong Holdings Ltd.	1,687,400	8,075,407
CK Hutchison Holdings Ltd.	393,500	4,938,244
WH Group Ltd. (a)	5,028,200	5,077,330

		18,090,981

Indonesia—1.1%
Bank Rakyat Indonesia Persero Tbk PT	4,330,900	4,941,705

Ireland—1.9%
Smurfit Kappa Group PLC	280,638	8,736,061

	Shares	Value
Israel—1.9%
Bank Hapoalim BM	1,255,770	$8,467,869

Italy—2.1%
Enel SpA	1,752,183	9,397,818

Japan—13.2%
Astellas Pharma, Inc.	682,100	8,360,289
Daiwa House Industry Co., Ltd.	137,400	4,702,594
Hitachi Ltd.	750,200	4,625,501
Mitsubishi Electric Corp.	322,100	4,658,403
Mitsubishi UFJ Financial Group, Inc.	1,476,300	9,957,707
MS&AD Insurance Group Holdings, Inc.	258,700	8,725,607
Nippon Telegraph & Telephone Corp.	208,200	9,827,888
West Japan Railway Co.	119,000	8,419,909

		59,277,898

Korea (Republic of)—2.0%
POSCO ADR	144,800	9,063,032

Malaysia—1.1%
Tenaga Nasional Bhd.	1,444,100	4,757,682

Netherlands—5.8%
Coca-Cola European Partners PLC	114,850	4,670,949
ING Groep NV	761,030	13,137,476
Randstad Holding NV	144,438	8,420,894

		26,229,319

Norway—2.0%
Telenor ASA	557,101	9,242,439

Russian Federation—2.1%
LUKOIL PJSC ADR	192,300	9,382,317

South Africa—1.0%
Standard Bank Group Ltd.	404,108	4,450,300

Sweden—1.0%
Electrolux AB, Ser. B	144,475	4,737,513

Taiwan—2.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	368,700	12,889,752

United Kingdom—13.6%
BAE Systems PLC ADR	165,600	5,554,224
Carnival PLC	85,820	5,674,718
Imperial Brands PLC	202,858	9,115,854
Johnson Matthey PLC	107,600	4,027,103
Legal & General Group PLC	2,912,200	9,799,545
Rio Tinto PLC	223,800	9,478,332
Royal Dutch Shell PLC, Class A ADR	158,600	8,435,934
Shire PLC ADR	27,500	4,544,925
WPP PLC	219,600	4,624,043

		61,254,678

Total Common Stock (cost—$412,646,740)		449,850,557

76	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2017

	Principal Amount (000s)	Value
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 6/30/17, 0.12%, due 7/3/17, proceeds $2,513,025; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $2,567,127 including accrued interest
(cost—$2,513,000)	$2,513	$2,513,000

Total Investments (cost—$415,159,740) (b)—100.6%		452,363,557

Liabilities in excess of other assets (c)—(0.6)%		(2,630,137)

Net Assets—100.0%		$449,733,420

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $5,077,330, representing 1.1% of net assets.

(b) Securities with an aggregate value of $321,626,469, representing 71.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 5(b) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	18.3%
Insurance	12.3%
Oil, Gas & Consumable Fuels	5.9%
Auto Components	5.0%
Diversified Telecommunication Services	4.2%
Metals & Mining	4.1%
IT Services	4.0%
Pharmaceuticals	3.9%
Food Products	3.2%
Industrial Conglomerates	3.2%
Electric Utilities	3.1%
Road & Rail	3.0%
Semiconductors & Semiconductor Equipment	2.9%
Beverages	2.1%
Wireless Telecommunication Services	2.1%
Capital Markets	2.0%
Tobacco	2.0%
Containers & Packaging	1.9%
Chemicals	1.9%
Professional Services	1.9%
Hotels, Restaurants & Leisure	1.3%
Paper & Forest Products	1.3%
Aerospace & Defense	1.2%
Gas Utilities	1.2%
Household Durables	1.1%
Real Estate Management & Development	1.0%
Electrical Equipment	1.0%
Construction & Engineering	1.0%
Electronic Equipment, Instruments & Components	1.0%
Media	1.0%
Biotechnology	1.0%
Software	0.9%
Repurchase Agreements	0.6%
Liabilities in excess of other assets	(0.6)%

100.0%

AllianzGI NFJ Large-Cap Value Fund

	Shares	Value
Common Stock—99.9%
Aerospace & Defense—2.0%
Huntington Ingalls Industries, Inc.	18,400	$3,425,344
Northrop Grumman Corp.	14,300	3,670,953

		7,096,297

Air Freight & Logistics—1.0%
FedEx Corp.	17,200	3,738,076

Auto Components—0.9%
Lear Corp.	23,300	3,310,464

Banks—17.6%
Bank of America Corp.	465,700	11,297,882
Citigroup, Inc.	170,000	11,369,600
JPMorgan Chase & Co.	165,200	15,099,280
KeyCorp	398,600	7,469,764
Regions Financial Corp.	266,400	3,900,096
U.S. Bancorp	138,100	7,170,152
Wells Fargo & Co.	135,900	7,530,219

		63,836,993

Beverages—2.0%
Dr. Pepper Snapple Group, Inc.	39,700	3,617,067
PepsiCo, Inc.	31,400	3,626,386

		7,243,453

Biotechnology—1.0%
AbbVie, Inc.	48,100	3,487,731

Building Products—1.0%
Owens Corning	56,600	3,787,672

Capital Markets—2.1%
Bank of New York Mellon Corp.	74,700	3,811,194
Morgan Stanley	83,500	3,720,760

		7,531,954

Chemicals—3.0%
Cabot Corp.	64,100	3,424,863
Dow Chemical Co.	59,400	3,746,358
Eastman Chemical Co.	45,100	3,787,949

		10,959,170

Communications Equipment—2.0%
Cisco Systems, Inc.	226,300	7,083,190

Consumer Finance—2.1%
American Express Co.	88,500	7,455,240

Containers & Packaging—1.1%
Packaging Corp. of America	34,100	3,798,399

Diversified Telecommunication Services—1.8%
AT&T, Inc.	171,600	6,474,468

Electric Utilities—3.9%
American Electric Power Co., Inc.	51,500	3,577,705
Entergy Corp.	91,400	7,016,778
Great Plains Energy, Inc.	121,900	3,569,232

		14,163,715

Electrical Equipment—1.0%
Eaton Corp. PLC	48,500	3,774,755

Electronic Equipment, Instruments & Components—1.0%
TE Connectivity Ltd.	47,000	3,697,960

Energy Equipment & Services—0.9%
Baker Hughes, Inc.	59,200	3,226,992

Food & Staples Retailing—1.0%
Wal-Mart Stores, Inc.	49,400	3,738,592

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	77

Schedule of Investments

June 30, 2017

	Shares	Value
Health Care Providers & Services—4.1%
Aetna, Inc.	24,700	$3,750,201
Anthem, Inc.	19,500	3,668,535
HealthSouth Corp.	76,600	3,707,440
Quest Diagnostics, Inc.	33,800	3,757,208

		14,883,384

Hotels, Restaurants & Leisure—1.0%
Carnival Corp.	56,200	3,685,034

Household Products—2.9%
Kimberly-Clark Corp.	27,900	3,602,169
Procter & Gamble Co.	81,200	7,076,580

		10,678,749

Industrial Conglomerates—2.0%
Honeywell International, Inc.	54,400	7,250,976

Insurance—6.2%
Aflac, Inc.	48,300	3,751,944
Allstate Corp.	42,900	3,794,076
CNA Financial Corp.	77,600	3,783,000
Everest Re Group Ltd.	28,400	7,230,356
Prudential Financial, Inc.	34,700	3,752,458

		22,311,834

Leisure Equipment & Products—1.0%
Brunswick Corp.	59,600	3,738,708

Machinery—3.1%
Crane Co.	46,300	3,675,294
Cummins, Inc.	23,800	3,860,836
Illinois Tool Works, Inc.	25,700	3,681,525

		11,217,655

Media—2.9%
CBS Corp., Class B	45,900	2,927,502
Meredith Corp.	62,800	3,733,460
Time Warner, Inc.	37,700	3,785,457

		10,446,419

Multi-Utilities—1.0%
Public Service Enterprise Group, Inc.	82,100	3,531,121

Oil, Gas & Consumable Fuels—9.5%
Apache Corp.	66,200	3,172,966
Chevron Corp.	65,000	6,781,450
ConocoPhillips	78,100	3,433,276
Devon Energy Corp.	117,200	3,746,884
Exxon Mobil Corp.	82,200	6,636,006
Royal Dutch Shell PLC, Class A ADR	66,100	3,515,859
Total S.A. ADR	143,400	7,111,206

		34,397,647

Pharmaceuticals—7.8%
Johnson & Johnson	79,700	10,543,513
Merck & Co., Inc.	111,500	7,146,035
Pfizer, Inc.	319,500	10,732,005

		28,421,553

Road & Rail—2.1%
Kansas City Southern	36,600	3,830,190
Union Pacific Corp.	33,500	3,648,485

		7,478,675

Semiconductors & Semiconductor Equipment—1.9%
Intel Corp.	99,900	3,370,626
Lam Research Corp.	24,100	3,408,463

		6,779,089

Software—2.0%
Oracle Corp.	147,300	7,385,622

	Shares	Value
Specialty Retail—1.0%
Best Buy Co., Inc.	61,500	$3,525,795

Technology Hardware, Storage & Peripherals—4.0%
Apple, Inc.	50,200	7,229,804
HP, Inc.	205,000	3,583,400
Xerox Corp.	128,900	3,703,297

		14,516,501

Tobacco—2.0%
Altria Group, Inc.	95,100	7,082,097

Total Common Stock (cost—$299,044,762)		361,735,980

	Principal Amount (000s)
Repurchase Agreements—0.1%
State Street Bank and Trust Co., dated 6/30/17, 0.12%, due 7/3/17, proceeds $498,005; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $511,439 including accrued interest
(cost—$498,000)	$498	498,000

Total Investments (cost—$299,542,762)—100.0%		362,233,980

Other assets less liabilities—0.0%		40,832

Net Assets—100.0%		$362,274,812

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ Mid-Cap Value Fund

	Shares	Value
Common Stock—95.2%
Aerospace & Defense—4.2%
General Dynamics Corp.	42,500	$8,419,250
Orbital ATK, Inc.	81,800	8,045,848
Rockwell Collins, Inc.	73,200	7,691,856
Spirit AeroSystems Holdings, Inc., Class A	136,200	7,891,428

		32,048,382

Air Freight & Logistics—1.2%
FedEx Corp.	41,700	9,062,661

Airlines—1.0%
Southwest Airlines Co.	119,300	7,413,302

Auto Components—2.8%
Goodyear Tire & Rubber Co.	184,600	6,453,616
Lear Corp.	53,500	7,601,280
Magna International, Inc.	167,000	7,737,110

		21,792,006

Automobiles—1.0%
Thor Industries, Inc.	74,600	7,797,192

Banks—6.2%
BB&T Corp.	173,500	7,878,635
Comerica, Inc.	106,400	7,792,736
Fifth Third Bancorp	305,700	7,935,972
KeyCorp	421,500	7,898,910
Regions Financial Corp.	557,100	8,155,944
SunTrust Banks, Inc.	136,400	7,736,608

		47,398,805

Beverages—1.6%
Coca-Cola European Partners PLC	142,000	5,775,140
Molson Coors Brewing Co., Class B	71,400	6,164,676

		11,939,816

Building Products—1.0%
Owens Corning	114,300	7,648,956

Capital Markets—6.5%
Ameriprise Financial, Inc.	60,300	7,675,587
Ares Capital Corp.	204,700	3,352,986
Bank of New York Mellon Corp.	153,800	7,846,876
Invesco Ltd.	218,700	7,696,053
Raymond James Financial, Inc.	95,300	7,644,966
State Street Corp.	87,100	7,815,483
T Rowe Price Group, Inc.	103,100	7,651,051

		49,683,002

Chemicals—3.0%
Celanese Corp., Ser. A	82,800	7,861,032
Eastman Chemical Co.	97,100	8,155,429
PPG Industries, Inc.	65,100	7,158,396

		23,174,857

Communications Equipment—1.7%
Harris Corp.	62,400	6,806,592
Juniper Networks, Inc.	233,400	6,507,192

		13,313,784

Consumer Finance—1.0%
Discover Financial Services	125,900	7,829,721

Containers & Packaging—2.0%
International Paper Co.	124,900	7,070,589
Packaging Corp. of America	70,300	7,830,717

		14,901,306

Electric Utilities—4.8%
American Electric Power Co., Inc.	104,800	7,280,456
Entergy Corp.	93,500	7,177,995

78	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2017

	Shares	Value
FirstEnergy Corp.	244,700	$7,135,452
PPL Corp.	196,400	7,592,824
Southern Co.	160,200	7,670,376

		36,857,103

Electrical Equipment—1.0%
Eaton Corp. PLC	100,200	7,798,566

Electronic Equipment, Instruments & Components—1.1%
Corning, Inc.	286,500	8,609,325

Equity Real Estate Investment Trusts (REITs)—5.6%
American Tower Corp.	57,400	7,595,168
HCP, Inc.	161,500	5,161,540
Life Storage, Inc.	69,000	5,112,900
Mid-America Apartment Communities, Inc.	64,000	6,744,320
Prologis, Inc.	131,500	7,711,160
Retail Properties of America, Inc., Class A	373,700	4,562,877
Ventas, Inc.	86,600	6,016,968

		42,904,933

Food Products—3.6%
Archer-Daniels-Midland Co.	185,900	7,692,542
General Mills, Inc.	120,700	6,686,780
Ingredion, Inc.	64,400	7,677,124
JM Smucker Co.	46,800	5,537,844

		27,594,290

Health Care Equipment & Supplies—2.0%
STERIS PLC	93,800	7,644,700
Zimmer Biomet Holdings, Inc.	58,800	7,549,920

		15,194,620

Health Care Providers & Services—4.0%
Anthem, Inc.	39,000	7,337,070
Cardinal Health, Inc.	97,000	7,558,240
McKesson Corp.	45,300	7,453,662
Universal Health Services, Inc., Class B	66,000	8,057,280

		30,406,252

Hotels, Restaurants & Leisure—1.0%
Aramark	177,500	7,273,950

Household Durables—1.4%
DR Horton, Inc.	212,400	7,342,668
Whirlpool Corp.	19,200	3,679,104

		11,021,772

Insurance—10.0%
Allstate Corp.	86,200	7,623,528
American Financial Group, Inc.	76,900	7,641,553
Aon PLC	57,400	7,631,330
Everest Re Group Ltd.	29,200	7,434,028
Hartford Financial Services Group, Inc.	145,900	7,669,963
Lincoln National Corp.	116,400	7,866,312
Principal Financial Group, Inc.	120,900	7,746,063
Prudential Financial, Inc.	66,500	7,191,310
Travelers Cos., Inc.	60,400	7,642,412
Unum Group	168,200	7,843,166

		76,289,665

IT Services—3.5%
Amdocs Ltd.	110,700	7,135,722
Booz Allen Hamilton Holding Corp.	171,800	5,590,372
Fidelity National Information Services, Inc.	80,000	6,832,000
Genpact Ltd.	271,700	7,561,411

		27,119,505

	Shares	Value
Leisure Equipment & Products—1.0%
Brunswick Corp.	120,000	$7,527,600

Machinery—3.8%
Crane Co.	89,800	7,128,324
Cummins, Inc.	44,200	7,170,124
Illinois Tool Works, Inc.	48,900	7,004,925
Ingersoll-Rand PLC	82,800	7,567,092

		28,870,465

Media—1.0%
WPP PLC ADR	72,500	7,642,225

Metals & Mining—1.0%
Nucor Corp.	133,600	7,731,432

Mortgage Real Estate Investment Trusts (REITs)—0.9%
Two Harbors Investment Corp.	682,600	6,764,566

Multi-Utilities—2.0%
Public Service Enterprise Group, Inc.	177,500	7,634,275
SCANA Corp.	113,500	7,605,635

		15,239,910

Oil, Gas & Consumable Fuels—6.7%
Buckeye Partners L.P.	121,000	7,735,530
Energy Transfer Equity L.P.	334,200	6,002,232
EQT Midstream Partners L.P.	105,700	7,888,391
Magellan Midstream Partners L.P.	110,300	7,861,081
Marathon Petroleum Corp.	129,100	6,755,803
Spectra Energy Partners L.P.	182,100	7,812,090
Valero Energy Corp.	105,700	7,130,522

		51,185,649

Professional Services—1.0%
Manpowergroup, Inc.	68,000	7,592,200

Road & Rail—3.0%
Canadian Pacific Railway Ltd.	47,800	7,686,718
Kansas City Southern	75,200	7,869,680
Norfolk Southern Corp.	63,400	7,715,780

		23,272,178

Semiconductors & Semiconductor Equipment—1.9%
Broadcom Ltd.	29,793	6,943,259
Lam Research Corp.	56,100	7,934,223

		14,877,482

Software—1.7%
CA, Inc.	220,600	7,604,082
Symantec Corp.	203,200	5,740,400

		13,344,482

Total Common Stock (cost—$567,259,191)		729,121,960

	Principal Amount (000s)	Value
Repurchase Agreements—4.9%

State Street Bank and Trust Co., dated 6/30/17, 0.12%, due 7/3/17, proceeds $37,719,377; collateralized by U.S. Treasury Notes, 2.00% - 2.25%, due 8/15/25 - 11/15/25, valued at $38,476,934 including accrued interest

(cost—$37,719,000)	$37,719	$37,719,000

Total Investments (cost—$604,978,191)—100.1%		766,840,960

Liabilities in excess of other assets—(0.1)%		(1,016,758)

Net Assets—100.0%		$765,824,202

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	79

Schedule of Investments

June 30, 2017

AllianzGI NFJ Small-Cap Value Fund

	Shares	Value
Common Stock—98.8%
Aerospace & Defense—3.2%
CAE, Inc.	2,150,300	$37,071,172
Elbit Systems Ltd.	155,791	19,279,136
Orbital ATK, Inc.	416,975	41,013,661

		97,363,969

Airlines—0.9%
WestJet Airlines Ltd.	1,571,975	28,062,324

Auto Components—2.2%
Dana, Inc.	1,568,110	35,015,896
Tenneco, Inc.	577,500	33,396,825

		68,412,721

Automobiles—1.3%
Thor Industries, Inc.	384,250	40,161,810

Banks—12.8%
Berkshire Hills Bancorp, Inc.	805,474	28,312,411
East West Bancorp, Inc.	593,290	34,754,928
Fidelity Southern Corp.	1,113,400	25,452,324
First Interstate Bancsystem, Inc., Class A	449,948	16,738,066
First Midwest Bancorp, Inc.	1,393,620	32,485,282
FNB Corp.	2,213,955	31,349,603
Great Western Bancorp, Inc.	762,664	31,124,318
Heartland Financial USA, Inc.	527,570	24,848,547
Old National Bancorp	2,052,120	35,399,070
Prosperity Bancshares, Inc.	469,376	30,152,714
TCF Financial Corp.	1,935,740	30,855,696
Umpqua Holdings Corp.	1,866,540	34,269,674
United Community Banks, Inc.	1,167,330	32,451,774
WesBanco, Inc.	198,021	7,829,750

		396,024,157

Building Products—1.2%
Insteel Industries, Inc. (b)	1,109,290	36,573,291

Capital Markets—1.5%
AllianceBernstein Holding L.P.	533,012	12,605,734
Houlihan Lokey, Inc.	596,950	20,833,555
OM Asset Management PLC	814,344	12,101,152

		45,540,441

Chemicals—5.3%
A Schulman, Inc.	551,582	17,650,624
Cabot Corp.	739,860	39,530,720
Innophos Holdings, Inc.	511,852	22,439,592
Methanex Corp.	782,300	34,460,315
Orion Engineered Carbons S.A.	1,249,275	24,923,036
Rentech Nitrogen Partners L.P. (a)(c)	555,768	55
Stepan Co.	291,958	25,441,220

		164,445,562

Commercial Services & Supplies—3.8%
Deluxe Corp.	562,950	38,967,399
Ennis, Inc.	808,501	15,442,369
Interface, Inc.	1,557,058	30,596,190
Knoll, Inc.	1,660,590	33,294,829

		118,300,787

Construction & Engineering—2.6%
Comfort Systems USA, Inc.	1,081,770	40,133,667
KBR, Inc.	2,618,210	39,849,156

		79,982,823

Containers & Packaging—2.2%
Graphic Packaging Holding Co.	2,438,320	33,600,049
Silgan Holdings, Inc.	1,100,206	34,964,547

		68,564,596

	Shares	Value
Electrical Equipment—2.5%
EnerSys	516,251	$37,402,385
Regal Beloit Corp.	488,520	39,838,806

		77,241,191

Electronic Equipment, Instruments & Components—4.6%
Belden, Inc.	477,990	36,054,786
Methode Electronics, Inc.	978,212	40,302,334
SYNNEX Corp.	317,271	38,059,829
Vishay Intertechnology, Inc.	1,701,500	28,244,900

		142,661,849

Equity Real Estate Investment Trusts (REITs)—5.8%
Cousins Properties, Inc.	2,680,730	23,563,617
CyrusOne, Inc.	608,144	33,904,028
Franklin Street Properties Corp.	864,758	9,581,518
InfraREIT, Inc.	1,488,120	28,497,498
Monmouth Real Estate Investment Corp.	2,496,498	37,572,295
National Health Investors, Inc.	245,974	19,481,141
Retail Properties of America, Inc., Class A	2,147,161	26,216,836

		178,816,933

Food & Staples Retailing—0.9%
Ingles Markets, Inc., Class A	556,095	18,517,964
SpartanNash Co.	413,988	10,747,128

		29,265,092

Food Products—1.2%
Ingredion, Inc.	316,860	37,772,881

Gas Utilities—2.3%
AmeriGas Partners L.P.	772,400	34,889,308
National Fuel Gas Co.	653,090	36,468,546

		71,357,854

Health Care Equipment & Supplies—1.3%
Hill-Rom Holdings, Inc.	487,150	38,782,012

Health Care Providers & Services—1.3%
HealthSouth Corp.	807,409	39,078,596

Hotels, Restaurants & Leisure—0.6%
Ruth’s Hospitality Group, Inc.	804,160	17,490,480

Household Durables—1.0%
MDC Holdings, Inc.	906,060	32,011,100

Household Products—0.9%
Energizer Holdings, Inc.	583,620	28,025,432

Insurance—5.7%
American Financial Group, Inc.	415,170	41,255,443
CNO Financial Group, Inc.	1,719,190	35,896,687
First American Financial Corp.	815,730	36,454,974
National General Holdings Corp.	1,386,520	29,255,572
Old Republic International Corp.	1,702,190	33,243,771

		176,106,447

Internet Software & Services—1.0%
j2 Global, Inc.	374,067	31,829,361

IT Services—5.7%
Booz Allen Hamilton Holding Corp.	1,076,080	35,015,643
Convergys Corp.	1,409,546	33,519,004

	Shares	Value
CSRA, Inc.	1,090,300	$34,617,025
DST Systems, Inc.	547,450	33,777,665
Genpact Ltd.	1,418,640	39,480,751

		176,410,088

Leisure Equipment & Products—1.1%
Brunswick Corp.	528,500	33,152,805

Machinery—5.7%
Barnes Group, Inc.	542,445	31,749,306
Crane Co.	500,880	39,759,854
Global Brass & Copper Holdings, Inc.	1,070,852	32,714,528
ITT, Inc.	1,007,395	40,477,131
Park-Ohio Holdings Corp.	58,799	2,240,242
Wabash National Corp.	1,350,020	29,673,440

		176,614,501

Media—1.2%
Meredith Corp.	611,692	36,365,089

Metals & Mining—2.1%
Dominion Diamond Corp.	737,422	9,262,020
Steel Dynamics, Inc.	1,130,500	40,483,205
SunCoke Energy Partners L.P.	859,307	15,080,838

		64,826,063

Mortgage Real Estate Investment Trusts (REITs)—1.0%
Blackstone Mortgage Trust, Inc., Class A	926,960	29,291,936

Multi-Utilities—0.9%
Black Hills Corp.	410,260	27,680,242

Oil, Gas & Consumable Fuels—7.7%
Alliance Resource Partners L.P.	1,530,070	28,918,323
Boardwalk Pipeline Partners L.P.	2,182,239	39,302,124
Cone Midstream Partners L.P. (b)	1,787,221	33,867,838
Delek Logistics Partners L.P.	516,764	16,924,021
NuStar GP Holdings LLC	1,079,550	26,394,998
SandRidge Permian Trust	1,440,458	4,177,328
TC Pipelines L.P.	649,393	35,716,615
Valero Energy Partners L.P.	353,962	16,154,826
World Fuel Services Corp.	933,658	35,899,150

		237,355,223

Paper & Forest Products—2.5%
Neenah Paper, Inc.	458,403	36,786,841
Schweitzer-Mauduit International, Inc.	544,054	20,255,130
Western Forest Products, Inc.	11,746,673	21,196,187

		78,238,158

Professional Services—1.3%
Korn/Ferry International	1,163,162	40,163,984

Semiconductors & Semiconductor Equipment—1.1%
Versum Materials, Inc.	1,074,646	34,925,995

Textiles, Apparel & Luxury Goods—0.6%
Carter’s, Inc.	194,610	17,310,560

Thrifts & Mortgage Finance—1.0%
Washington Federal, Inc.	973,880	32,332,816

80	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2017

	Shares	Value
Tobacco—0.8%
Universal Corp.	375,519	$24,296,079

Total Common Stock (cost—$2,508,582,201)		3,052,835,248

	Principal Amount (000s)
Repurchase Agreements—1.3%

State Street Bank and Trust Co., dated 6/30/17, 0.12%, due 7/3/17, proceeds $40,570,406; collateralized by U.S. Treasury Notes, 2.00% - 2.125%, due 5/15/25 - 8/15/25, valued at $41,382,399 including accrued interest

(cost—$40,570,000)	$40,570	40,570,000

Total Investments (cost—$2,549,152,201)—100.1%		3,093,405,248

Liabilities in excess of other assets—(0.1)%		(1,922,978)

Net Assets—100.0%		$3,091,482,270

Notes to Schedule of Investments:

(a) Fair-Valued—Security with a value of $55, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Small-Cap Blend Fund

	Shares	Value
Common Stock—98.8%
Aerospace & Defense—1.4%
AAR Corp.	5,451	$189,477
BWX Technologies, Inc.	15,635	762,206
HEICO Corp., Class A	2,543	157,793

		1,109,476

Air Freight & Logistics—0.6%
Air Transport Services Group, Inc. (b)	11,442	249,207
Echo Global Logistics, Inc. (b)	913	18,169
XPO Logistics, Inc. (b)	3,180	205,523

		472,899

Airlines—0.3%
SkyWest, Inc.	6,797	238,575

Auto Components—1.5%
Cooper-Standard Holdings, Inc. (b)	2,385	240,575
Dana, Inc.	29,260	653,376
Modine Manufacturing Co. (b)	15,974	264,370
Motorcar Parts of America, Inc. (b)	1,197	33,803
Tower International, Inc.	1,040	23,348

		1,215,472

Automobiles—0.3%
Winnebago Industries, Inc.	5,791	202,685

Banks—6.6%
Allegiance Bancshares, Inc. (b)	669	25,623
Ameris Bancorp	4,178	201,380
Carolina Financial Corp.	7,920	255,974
CenterState Banks, Inc.	5,284	131,360
CU Bancorp (b)	798	28,848
Enterprise Financial Services Corp.	12,045	491,436
First Financial Bancorp	4,440	122,988
First Foundation, Inc. (b)	1,986	32,630
First Merchants Corp.	12,500	501,750
Franklin Financial Network, Inc. (b)	1,001	41,291
Hancock Holding Co.	12,685	621,565
National Commerce Corp. (b)	620	24,521
Old Line Bancshares, Inc.	14,465	407,624
Pacific Premier Bancorp, Inc. (b)	5,684	209,740
Peapack Gladstone Financial Corp.	17,325	542,099
Peoples Bancorp, Inc.	8,025	257,843
Preferred Bank	614	32,831
Seacoast Banking Corp. of Florida (b)	30,002	723,048
Sterling Bancorp	5,890	136,942
Stonegate Bank	754	34,820
Texas Capital Bancshares, Inc. (b)	5,161	399,461

		5,223,774

Beverages—0.3%
MGP Ingredients, Inc.	812	41,550
National Beverage Corp.	1,435	134,259
Primo Water Corp. (b)	2,663	33,820

		209,629

Biotechnology—4.1%
Abeona Therapeutics, Inc. (b)	1,227	7,853
Achaogen, Inc. (b)	788	17,123
Acorda Therapeutics, Inc. (b)	20,740	408,578
Adamas Pharmaceuticals, Inc. (b)	490	8,570
Advaxis, Inc. (b)	1,558	10,111
Agenus, Inc. (b)	2,531	9,896
BioCryst Pharmaceuticals, Inc. (b)	1,264	7,028
BioSpecifics Technologies Corp. (b)	6,570	325,281
Bluebird Bio, Inc. (b)	361	37,923
Cara Therapeutics, Inc. (b)	1,088	16,744
Clovis Oncology, Inc. (b)	788	73,780

	Shares	Value
Concert Pharmaceuticals, Inc. (b)	1,278	$17,828
Corbus Pharmaceuticals Holdings, Inc. (b)	1,312	8,266
Curis, Inc. (b)	3,297	6,231
Cytokinetics, Inc. (b)	1,103	13,346
Dynavax Technologies Corp. (b)	1,141	11,011
Eagle Pharmaceuticals, Inc. (b)	349	27,533
Emergent Biosolutions, Inc. (b)	16,060	544,595
Exact Sciences Corp. (b)	5,716	202,175
Exelixis, Inc. (b)	16,605	408,981
Flexion Therapeutics, Inc. (b)	7,672	155,128
Halozyme Therapeutics, Inc. (b)	4,018	51,511
Heron Therapeutics, Inc. (b)	1,111	15,387
Immunomedics, Inc. (b)	2,107	18,605
Inovio Pharmaceuticals, Inc. (b)	2,126	16,668
Iovance Biotherapeutics, Inc. (b)	2,118	15,567
Ironwood Pharmaceuticals, Inc. (b)	2,815	53,147
Kite Pharma, Inc. (b)	731	75,783
La Jolla Pharmaceutical Co. (b)	891	26,525
MacroGenics, Inc. (b)	844	14,778
MiMedx Group, Inc. (b)	3,315	49,626
NewLink Genetics Corp. (b)	564	4,145
Pfenex, Inc. (b)	1,347	5,402
Progenics Pharmaceuticals, Inc. (b)	2,225	15,108
Prothena Corp. PLC (b)	1,044	56,501
Repligen Corp. (b)	5,122	212,256
Sage Therapeutics, Inc. (b)	717	57,102
Sarepta Therapeutics, Inc. (b)	1,916	64,588
Synergy Pharmaceuticals, Inc. (b)	6,061	26,971
TG Therapeutics, Inc. (b)	1,323	13,296
Ultragenyx Pharmaceutical, Inc. (b)	970	60,247
Vanda Pharmaceuticals, Inc. (b)	1,539	25,086
Versartis, Inc. (b)	899	15,688

		3,211,968

Building Products—0.4%
Patrick Industries, Inc. (b)	3,572	260,220
PGT Innovations, Inc. (b)	2,238	28,647

		288,867

Capital Markets—1.6%
Carlyle Group L.P.	27,130	535,817
Ellington Financial LLC	3,195	51,791
Golub Capital BDC, Inc.	7,965	152,291
Main Street Capital Corp.	1,470	56,536
New Mountain Finance Corp.	5,000	72,750
TPG Specialty Lending, Inc.	2,510	51,330
Tri Continental Corp.	13,250	322,637

		1,243,152

Chemicals—2.7%
American Vanguard Corp.	1,928	33,258
Chemours Co.	12,275	465,468
Flotek Industries, Inc. (b)	1,715	15,332
Innophos Holdings, Inc.	1,020	44,717
KMG Chemicals, Inc.	384	18,689
Koppers Holdings, Inc. (b)	961	34,740
Sensient Technologies Corp.	690	55,566
Stepan Co.	6,955	606,059
Trinseo S.A.	8,065	554,065
Westlake Chemical Partners L.P.	12,940	320,265

		2,148,159

Commercial Services & Supplies—2.8%
ABM Industries, Inc.	3,615	150,095
Casella Waste Systems, Inc., Class A (b)	14,835	243,442
Hudson Technologies, Inc. (b)	4,393	37,121
MSA Safety, Inc.	7,625	618,921

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	81

Schedule of Investments

June 30, 2017

	Shares	Value
Steelcase, Inc., Class A	44,800	$627,200
Tetra Tech, Inc.	12,395	567,071

		2,243,850

Communications Equipment—0.8%
Ciena Corp. (b)	5,677	142,039
EMCORE Corp.	3,223	34,325
Extreme Networks, Inc. (b)	5,535	51,033
Lumentum Holdings, Inc. (b)	2,065	117,808
Oclaro, Inc. (b)	2,639	24,648
Plantronics, Inc.	4,380	229,118

		598,971

Construction & Engineering—0.9%
Argan, Inc.	744	44,640
Granite Construction, Inc.	2,886	139,221
MasTec, Inc. (b)	10,818	488,433
NV5 Global, Inc. (b)	1,037	44,072

		716,366

Construction Materials—0.1%
U.S. Concrete, Inc. (b)	806	63,311

Consumer Finance—0.8%
Green Dot Corp., Class A (b)	16,230	625,342

Containers & Packaging—1.7%
Berry Global Group, Inc. (b)	2,099	119,664
Greif, Inc., Class A	11,375	634,497
Owens-Illinois, Inc. (b)	23,775	568,698

		1,322,859

Distributors—0.2%
Pool Corp.	1,130	132,854

Diversified Consumer Services—0.9%
Bright Horizons Family Solutions, Inc. (b)	4,871	376,090
Carriage Services, Inc.	1,478	39,847
Graham Holdings Co., Class B	255	152,911
Grand Canyon Education, Inc. (b)	1,520	119,183

		688,031

Diversified Financial Services—0.2%
Compass Diversified Holdings	7,325	127,821

Diversified Telecommunication Services—0.0%
ORBCOMM, Inc. (b)	2,830	31,979

Electric Utilities—1.9%
Great Plains Energy, Inc.	9,275	271,572
Hawaiian Electric Industries, Inc.	5,685	184,081
IDACORP, Inc.	3,760	320,916
Otter Tail Corp.	9,275	367,290
PNM Resources, Inc.	2,785	106,526
Portland General Electric Co.	6,135	280,308

		1,530,693

Electronic Equipment, Instruments & Components—4.5%
Coherent, Inc. (b)	510	114,745
ePlus, Inc. (b)	696	51,574
Itron, Inc. (b)	11,696	792,404
Mesa Laboratories, Inc.	254	36,401
Novanta, Inc. (b)	19,355	696,780
Rogers Corp. (b)	1,590	172,706
Sanmina Corp. (b)	21,225	808,672
ScanSource, Inc. (b)	1,315	52,994
Tech Data Corp. (b)	6,795	686,295
TTM Technologies, Inc. (b)	6,950	120,652

		3,533,223

Energy Equipment & Services—0.7%
McDermott International, Inc. (b)	60,820	436,080
U.S. Silica Holdings, Inc.	2,531	89,825

		525,905

	Shares	Value
Equity Real Estate Investment Trusts (REITs)—1.5%
DuPont Fabros Technology, Inc.	4,915	$300,601
InfraREIT, Inc.	28,100	538,115
UMH Properties, Inc.	13,810	235,461
Winthrop Realty Trust (a)(b)	12,960	99,662

		1,173,839

Food & Staples Retailing—0.1%
Performance Food Group Co. (b)	1,495	40,963

Food Products—2.1%
Dean Foods Co.	4,375	74,375
Hostess Brands, Inc. (b)	12,812	206,273
J&J Snack Foods Corp.	2,370	313,006
John B Sanfilippo & Son, Inc.	649	40,958
Lancaster Colony Corp.	2,210	270,990
Pinnacle Foods, Inc.	8,540	507,276
Sanderson Farms, Inc.	1,975	228,409
Tootsie Roll Industries, Inc.	1,248	43,493

		1,684,780

Gas Utilities—0.6%
South Jersey Industries, Inc.	2,325	79,445
Southwest Gas Holdings, Inc.	700	51,142
Spire, Inc.	2,260	157,635
Star Gas Partners L.P.	16,010	173,549

		461,771

Health Care Equipment & Supplies—7.4%
Antares Pharma, Inc. (b)	8,218	26,462
AtriCure, Inc. (b)	1,596	38,703
Atrion Corp.	120	77,196
AxoGen, Inc. (b)	2,663	44,605
Cantel Medical Corp.	1,286	100,192
CryoLife, Inc. (b)	1,867	37,247
Cutera, Inc. (b)	1,777	46,024
Exactech, Inc. (b)	18,840	561,432
GenMark Diagnostics, Inc. (b)	2,889	34,177
Globus Medical, Inc., Class A (b)	1,665	55,195
Halyard Health, Inc. (b)	12,095	475,092
Hill-Rom Holdings, Inc.	5,829	464,047
Inogen, Inc. (b)	1,778	169,657
Insulet Corp. (b)	3,393	174,095
Integra LifeSciences Holdings Corp. (b)	3,235	176,340
Lantheus Holdings, Inc. (b)	25,100	443,015
LeMaitre Vascular, Inc.	7,420	231,652
Masimo Corp. (b)	11,585	1,056,320
Nevro Corp. (b)	1,741	129,583
NuVasive, Inc. (b)	570	43,844
Penumbra, Inc. (b)	1,923	168,743
RTI Surgical, Inc. (b)	45,565	266,555
Surmodics, Inc. (b)	1,027	28,910
Tactile Systems Technology, Inc. (b)	6,977	199,403
Utah Medical Products, Inc.	1,800	130,320
West Pharmaceutical Services, Inc.	6,474	611,922

		5,790,731

Health Care Providers & Services—1.9%
Aceto Corp.	1,598	24,689
BioTelemetry, Inc. (b)	8,066	269,808
Chemed Corp.	1,745	356,905
Cross Country Healthcare, Inc. (b)	2,660	34,341
HealthSouth Corp.	3,585	173,514
National HealthCare Corp.	2,295	160,971
Owens & Minor, Inc.	6,035	194,267
Premier, Inc., Class A (b)	3,135	112,860
RadNet, Inc. (b)	2,750	21,312
Teladoc, Inc. (b)	4,502	156,219

		1,504,886

	Shares	Value
Health Care Technology—1.1%
HealthStream, Inc. (b)	817	$21,503
Vocera Communications, Inc. (b)	32,064	847,131

		868,634

Hotels, Restaurants & Leisure—5.3%
Bob Evans Farms, Inc.	7,680	551,654
Buffalo Wild Wings, Inc. (b)	564	71,459
Carrols Restaurant Group, Inc. (b)	3,434	42,066
Cedar Fair L.P.	795	57,319
Cheesecake Factory, Inc.	1,100	55,330
Choice Hotels International, Inc.	1,350	86,737
Churchill Downs, Inc.	1,183	216,844
Chuy’s Holdings, Inc. (b)	839	19,633
Cracker Barrel Old Country Store, Inc.	250	41,813
Dave & Buster’s Entertainment, Inc. (b)	4,660	309,937
Eldorado Resorts, Inc. (b)	12,505	250,100
Extended Stay America, Inc. UNIT	31,180	603,645
Hyatt Hotels Corp., Class A (b)	13,340	749,841
Jack in the Box, Inc.	2,525	248,712
Marcus Corp.	14,320	432,464
Marriott Vacations Worldwide Corp.	355	41,801
Pinnacle Entertainment, Inc. (b)	2,010	39,718
Planet Fitness, Inc., Class A	4,284	99,989
Texas Roadhouse, Inc.	4,468	227,645

		4,146,707

Household Durables—1.9%
Cavco Industries, Inc. (b)	1,004	130,169
Helen of Troy Ltd. (b)	3,005	282,770
Installed Building Products, Inc. (b)	3,299	174,682
LGI Homes, Inc. (b)	1,052	42,269
M/I Homes, Inc. (b)	1,276	36,430
New Home Co., Inc. (b)	3,660	41,980
Taylor Morrison Home Corp., Class A (b)	25,580	614,176
William Lyon Homes, Class A (b)	7,384	178,250

		1,500,726

Household Products—1.2%
Central Garden & Pet Co. (b)	16,750	532,483
Energizer Holdings, Inc.	2,460	118,129
Orchids Paper Products Co.	883	11,435
WD-40 Co.	2,255	248,839

		910,886

Insurance—0.5%
EMC Insurance Group, Inc.	8,450	234,741
Primerica, Inc.	1,326	100,445
ProAssurance Corp.	670	40,736

		375,922

Internet & Catalog Retail—0.8%
1-800-Flowers.com, Inc., Class A (b)	4,305	41,974
Duluth Holdings, Inc., Class B (b)	1,159	21,105
FTD Cos., Inc. (b)	10,385	207,700
Liberty Expedia Holdings, Inc., Class A (b)	4,595	248,222
Liberty Ventures, Ser. A (b)	1,485	77,651
Nutrisystem, Inc.	1,349	70,215

		666,867

Internet Software & Services—3.0%
2U, Inc. (b)	2,632	123,493
Alarm.com Holdings, Inc. (b)	3,610	135,844

82	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2017

	Shares	Value
Amber Road, Inc. (b)	4,087	$35,026
Blucora, Inc. (b)	1,935	41,022
Box, Inc., Class A (b)	7,645	139,445
Carbonite, Inc. (b)	1,804	39,327
Five9, Inc. (b)	13,604	292,758
GrubHub, Inc. (b)	955	41,638
GTT Communications, Inc. (b)	9,306	294,535
Instructure, Inc. (b)	4,454	131,393
j2 Global, Inc.	1,457	123,976
LogMeIn, Inc.	1,099	114,845
MINDBODY, Inc., Class A (b)	4,788	130,234
Stamps.com, Inc. (b)	955	147,906
Trade Desk, Inc., Class A (b)	2,318	116,155
TrueCar, Inc. (b)	9,735	194,019
WebMD Health Corp. (b)	1,655	97,066
Xactly Corp. (b)	2,440	38,186
Yelp, Inc. (b)	4,362	130,947

		2,367,815

IT Services—1.7%
DST Systems, Inc.	8,990	554,683
ExlService Holdings, Inc. (b)	1,720	95,597
Hackett Group, Inc.	2,188	33,914
Mantech International Corp., Class A	15,050	622,769
Planet Payment, Inc. (b)	6,833	22,549

		1,329,512

Leisure Equipment & Products—0.8%
MCBC Holdings, Inc. (b)	30,090	588,259
Nautilus, Inc. (b)	2,286	43,777

		632,036

Life Sciences Tools & Services—3.8%
Albany Molecular Research, Inc. (b)	1,986	43,096
Bio-Rad Laboratories, Inc., Class A (b)	2,010	454,883
Bruker Corp.	3,210	92,576
Charles River Laboratories International, Inc. (b)	10,565	1,068,650
Enzo Biochem, Inc. (b)	3,642	40,208
NeoGenomics, Inc. (b)	22,061	197,666
PRA Health Sciences, Inc. (b)	14,759	1,107,073

		3,004,152

Machinery—2.2%
Douglas Dynamics, Inc.	3,996	131,468
Energy Recovery, Inc. (b)	1,829	15,162
Global Brass & Copper Holdings, Inc.	5,278	161,243
John Bean Technologies Corp.	3,585	351,330
Kadant, Inc.	3,738	281,098
Kornit Digital Ltd. (b)	13,370	258,709
Lydall, Inc. (b)	907	46,892
NN, Inc.	4,798	131,705
Park-Ohio Holdings Corp.	8,860	337,566
Titan International, Inc.	3,450	41,435

		1,756,608

Media—0.7%
AMC Networks, Inc., Class A (b)	860	45,933
Cable One, Inc.	475	337,677
Entravision Communications Corp., Class A	4,269	28,175
Liberty Broadband Corp., Class A (b)	1,315	112,814
Viacom, Inc., Class A	1,680	63,924

		588,523

Metals & Mining—0.1%
Cliffs Natural Resources, Inc. (b)	15,367	106,340

Mortgage Real Estate Investment Trusts (REITs)—3.4%
Apollo Commercial Real Estate Finance, Inc.	11,965	221,951

	Shares	Value
Ares Commercial Real Estate Corp.	37,520	$491,137
Blackstone Mortgage Trust, Inc., Class A	7,370	232,892
Cherry Hill Mortgage Investment Corp.	6,180	114,144
Chimera Investment Corp.	11,855	220,859
Invesco Mortgage Capital, Inc.	6,170	103,101
MFA Financial, Inc.	40,405	338,998
MTGE Investment Corp.	3,530	66,364
New Residential Investment Corp.	36,010	560,315
Two Harbors Investment Corp.	32,695	324,007

		2,673,768

Multi-line Retail—0.7%
Big Lots, Inc.	11,875	573,563

Multi-Utilities—0.4%
Avista Corp.	3,755	159,437
NorthWestern Corp.	1,165	71,088
Unitil Corp.	2,425	117,152

		347,677

Oil, Gas & Consumable Fuels—2.6%
Alliance Resource Partners L.P.	2,005	37,895
Alon USA Partners L.P.	48,955	513,048
Antero Midstream Partners L.P.	3,500	116,130
Bill Barrett Corp. (b)	2,456	7,540
Black Stone Minerals L.P.	2,845	44,837
Boardwalk Pipeline Partners L.P.	37,435	674,204
Callon Petroleum Co. (b)	11,234	119,193
Cone Midstream Partners L.P.	2,650	50,217
Evolution Petroleum Corp.	2,839	22,996
Noble Midstream Partners L.P.	880	39,952
Par Pacific Holdings, Inc. (b)	2,385	43,025
Ring Energy, Inc. (b)	2,903	37,739
Sanchez Energy Corp. (b)	3,397	24,390
Tallgrass Energy Partners L.P.	1,995	99,930
Viper Energy Partners L.P.	5,880	92,316
Western Refining Logistics L.P.	2,895	74,257
World Fuel Services Corp.	1,150	44,218

		2,041,887

Paper & Forest Products—0.2%
Louisiana-Pacific Corp. (b)	6,841	164,937

Personal Products—0.2%
Nu Skin Enterprises, Inc., Class A	745	46,816
USANA Health Sciences, Inc. (b)	1,180	75,638

		122,454

Pharmaceuticals—3.6%
Amphastar Pharmaceuticals, Inc. (b)	1,297	23,164
ANI Pharmaceuticals, Inc. (b)	5,718	267,602
Catalent, Inc. (b)	21,430	752,193
Heska Corp. (b)	3,050	311,313
Intersect ENT, Inc. (b)	1,389	38,823
Nektar Therapeutics (b)	3,154	61,661
Omeros Corp. (b)	1,766	35,152
Paratek Pharmaceuticals, Inc. (b)	656	15,810
Phibro Animal Health Corp., Class A	18,855	698,578
Prestige Brands Holdings, Inc. (b)	5,770	304,714
Revance Therapeutics, Inc. (b)	609	16,078
Supernus Pharmaceuticals, Inc. (b)	5,625	242,437
Teligent, Inc. (b)	4,675	42,776

		2,810,301

Professional Services—1.2%
CBIZ, Inc. (b)	4,735	71,025

	Shares	Value
GP Strategies Corp. (b)	1,010	$26,664
Kforce, Inc.	1,319	25,853
Korn/Ferry International	17,655	609,627
WageWorks, Inc. (b)	3,115	209,328

		942,497

Real Estate Management & Development—0.1%
Consolidated-Tomoka Land Co.	2,065	117,602

Road & Rail—0.3%
Landstar System, Inc.	630	53,928
Saia, Inc. (b)	3,010	154,413

		208,341

Semiconductors & Semiconductor Equipment—5.4%
Advanced Energy Industries, Inc. (b)	8,885	574,771
AXT, Inc. (b)	5,221	33,153
Brooks Automation, Inc.	31,378	680,589
CEVA, Inc. (b)	1,092	49,631
Cirrus Logic, Inc. (b)	2,028	127,196
CyberOptics Corp. (b)	987	20,382
Entegris, Inc. (b)	28,548	626,629
FormFactor, Inc. (b)	11,937	148,019
Ichor Holdings Ltd. (b)	24,448	492,872
Impinj, Inc. (b)	3,181	154,756
Microsemi Corp. (b)	1,720	80,496
MKS Instruments, Inc.	9,488	638,542
NeoPhotonics Corp. (b)	2,763	21,330
PDF Solutions, Inc. (b)	2,043	33,607
Semtech Corp. (b)	16,560	592,020

		4,273,993

Software—3.1%
Aspen Technology, Inc. (b)	12,530	692,408
Fair Isaac Corp.	2,004	279,378
Imperva, Inc. (b)	11,475	549,079
MobileIron, Inc. (b)	3,962	23,970
Model N, Inc. (b)	2,552	33,942
PROS Holdings, Inc. (b)	987	27,034
RealPage, Inc. (b)	15,607	561,072
Silver Spring Networks, Inc. (b)	2,637	29,745
Take-Two Interactive Software, Inc. (b)	2,581	189,394
Telenav, Inc. (b)	3,405	27,580
Upland Software, Inc. (b)	1,241	27,289

		2,440,891

Specialty Retail—1.1%
Children’s Place, Inc.	2,019	206,140
GameStop Corp., Class A	12,240	264,506
MarineMax, Inc. (b)	22,150	433,033

		903,679

Technology Hardware, Storage & Peripherals—0.0%
USA Technologies, Inc. (b)	5,457	28,376

Textiles, Apparel & Luxury Goods—0.3%
Perry Ellis International, Inc. (b)	12,900	251,034

Thrifts & Mortgage Finance—2.1%
America First Multifamily Investors L.P.	15,315	91,124
Capitol Federal Financial, Inc.	2,880	40,925
Charter Financial Corp.	13,910	250,380
Essent Group Ltd. (b)	7,104	263,843
First Defiance Financial Corp.	783	41,248
Home Bancorp, Inc.	1,945	82,701
Meridian Bancorp, Inc.	2,534	42,825
Territorial Bancorp, Inc.	1,645	51,308
Western New England Bancorp, Inc.	24,535	249,030
WSFS Financial Corp.	11,740	532,409

		1,645,793

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	83

Schedule of Investments

June 30, 2017

	Shares	Value
Tobacco—0.3%
Universal Corp.	1,675	$108,372
Vector Group Ltd.	7,068	150,690

		259,062

Trading Companies & Distributors—0.7%
Air Lease Corp.	4,069	152,018
Triton International Ltd.	7,241	242,139
Univar, Inc. (b)	4,979	145,387

		539,544

Wireless Telecommunication Services—1.1%
Boingo Wireless, Inc. (b)	56,395	843,669

Total Common Stock (cost—$65,755,803)		77,806,627

Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 6/30/17, 0.12%, due 7/3/17, proceeds $1,409,014; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $1,439,975 including accrued interest
(cost—$1,409,000)	$1,409	1,409,000

Total Investments (cost—$67,164,803)—100.6%		79,215,627

Liabilities in excess of other assets—(0.6)%		(443,007)

Net Assets—100.0%		$78,772,620

Notes to Schedule of Investments:

(a) Fair-Valued—Security with a value of $99,662, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

UNIT—More than one class of securities traded together.

AllianzGI Technology Fund

	Shares	Value
Common Stock—95.7%
Automobiles—0.1%
Tesla, Inc. (e)	6,011	$2,173,638

Chemicals—0.0%
Monsanto Co.	100	11,836

Communications Equipment—1.3%
Arista Networks, Inc. (e)	17,200	2,576,388
Cisco Systems, Inc. (d)	94,100	2,945,330
Juniper Networks, Inc.	100	2,788
Motorola Solutions, Inc.	100	8,674
Nokia Oyj ADR	100	616
Palo Alto Networks, Inc. (e)	90,270	12,079,029

		17,612,825

Diversified Consumer Services—0.0%
New Oriental Education & Technology Group, Inc. ADR (e)	100	7,049

Diversified Telecommunication Services—0.0%
AT&T, Inc.	100	3,773
Verizon Communications, Inc.	100	4,466

		8,239

Electrical Equipment—0.0%
Nidec Corp.	100	10,274

Electronic Equipment, Instruments & Components—1.5%
CDW Corp.	110,100	6,884,553
Cognex Corp.	12,300	1,044,270
Corning, Inc.	381,707	11,470,295
Flex Ltd. (e)	100	1,631
IPG Photonics Corp. (e)	100	14,510
LG Display Co., Ltd.	1,000	32,342
Murata Manufacturing Co., Ltd.	100	15,267
Samsung Electro-Mechanics Co., Ltd.	170	15,176
Tech Data Corp. (e)	6,855	692,355

		20,170,399

Equity Real Estate Investment Trusts (REITs)—0.0%
CyrusOne, Inc.	100	5,575

Health Care Equipment & Supplies—0.0%
Hoya Corp.	100	5,206

Household Durables—0.7%
Garmin Ltd.	180,700	9,221,121

Internet & Catalog Retail—10.5%
Amazon.com, Inc. (e)	96,870	93,770,160
Ctrip.com International Ltd. ADR (e)	100	5,386
Expedia, Inc.	100	14,895
Netflix, Inc. (e)	179,675	26,845,242
Priceline Group, Inc. (e)	12,850	24,036,182
Rakuten, Inc.	1,000	11,801
TripAdvisor, Inc. (e)	100	3,820
Vipshop Holdings Ltd. ADR (e)	100	1,055

		144,688,541

Internet Software & Services—13.6%
58.com, Inc. ADR (e)	100	4,411
Akamai Technologies, Inc. (e)	100	4,981
Alibaba Group Holding Ltd. ADR (e)	280,055	39,459,749

	Shares	Value
Alphabet, Inc., Class A (d)(e)	29,620	$27,537,122
Alphabet, Inc., Class C (e)	26,360	23,954,123
Baidu, Inc. ADR (e)	63,300	11,321,838
Cornerstone OnDemand, Inc. (e)	100	3,575
Criteo S.A. ADR (e)	100	4,905
eBay, Inc. (d)(e)	100	3,492
Facebook, Inc., Class A (e)	502,864	75,922,407
GoDaddy, Inc., Class A (e)	100	4,242
MuleSoft, Inc., Class A (e)	23,332	581,900
NAVER Corp.	100	73,303
NetEase, Inc. ADR	7,600	2,284,788
Okta, Inc. (e)	20	456
SINA Corp. (e)	100	8,497
Tencent Holdings Ltd.	171,200	6,141,789
Twitter, Inc. (e)	100	1,787
Weibo Corp. ADR (b)(e)	20	1,329
Yelp, Inc. (e)	100	3,002
Zillow Group, Inc., Class A (e)	100	4,884
Zillow Group, Inc., Class C (e)	200	9,802

		187,332,382

IT Services—9.9%
Accenture PLC, Class A	100	12,368
Alliance Data Systems Corp.	100	25,669
Amadeus IT Group S.A.	100	5,978
Automatic Data Processing, Inc.	7,475	765,888
Cognizant Technology Solutions Corp., Class A	109,750	7,287,400
CSRA, Inc.	100	3,175
DXC Technology Co.	422,000	32,375,840
Fidelity National Information Services, Inc.	55,405	4,731,587
First Data Corp., Class A (e)	100	1,820
Fiserv, Inc. (e)	31,900	3,902,646
Global Payments, Inc.	132,800	11,994,496
Mastercard, Inc., Class A	79,120	9,609,124
Paychex, Inc.	100	5,694
PayPal Holdings, Inc. (e)	100	5,367
Sabre Corp.	100	2,177
Square, Inc. Class A (e)	2,030,145	47,627,202
Tata Consultancy Services Ltd.	1,000	36,505
Total System Services, Inc.	85,705	4,992,316
Vantiv, Inc., Class A (e)	41,000	2,596,940
Visa, Inc., Class A (d)	111,225	10,430,680

		136,412,872

Media—0.0%
Comcast Corp., Class A	200	7,784

Professional Services—0.0%
Nielsen Holdings PLC	100	3,866
Verisk Analytics, Inc., Class A (e)	100	8,437

		12,303

Semiconductors & Semiconductor Equipment—18.6%
Analog Devices, Inc.	100	7,780

84	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2017

	Shares	Value
Applied Materials, Inc.	722,465	$29,845,029
Broadcom Ltd.	148,964	34,716,060
Cypress Semiconductor Corp.	212,400	2,899,260
Infineon Technologies AG	100	2,124
Intel Corp.	100	3,374
KLA-Tencor Corp.	100	9,151
Lam Research Corp.	245,151	34,671,706
Marvell Technology Group Ltd.	989,760	16,350,835
Maxim Integrated Products, Inc.	100	4,490
MediaTek, Inc.	1,000	8,555
Microchip Technology, Inc.	332,402	25,654,786
Micron Technology, Inc. (d)(e)	1,814,815	54,190,376
NVIDIA Corp.	135,400	19,573,424
Qorvo, Inc. (e)	100	6,332
QUALCOMM, Inc.	100	5,522
SK Hynix, Inc.	1,000	58,880
Skyworks Solutions, Inc.	221,345	21,238,053
SunPower Corp. (e)	100	934
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	100	3,496
Teradyne, Inc.	379,285	11,389,929
Texas Instruments, Inc.	100	7,693
Tokyo Electron Ltd.	41,000	5,542,911

		256,190,700

Software—28.7%
Activision Blizzard, Inc.	226,090	13,016,001
Adobe Systems, Inc. (e)	237,495	33,591,293
Alfa Financial Software Holdings PLC (a)(e)	893,840	5,387,250
Aspen Technology, Inc. (e)	100	5,526
Atlassian Corp. PLC, Class A (e)	10	352
CyberArk Software Ltd. (e)	100	4,995
Dell Technologies, Inc., Class V (e)	100	6,111
Electronic Arts, Inc. (e)	130,060	13,749,943
FireEye, Inc. (e)	566,900	8,622,549
Fortinet, Inc. (e)	146,900	5,499,936
Imperva, Inc. (e)	100	4,785
Intuit, Inc.	100	13,281
Microsoft Corp. (d)	1,008,066	69,485,989
Oracle Corp.	474,540	23,793,436
Paycom Software, Inc. (e)	528,624	36,163,168
Proofpoint, Inc. (e)	353,415	30,687,024
Red Hat, Inc. (e)	137,580	13,173,285
Salesforce.com, Inc. (e)	227,500	19,701,500
SAP SE ADR	100	10,467
ServiceNow, Inc. (e)	489,375	51,873,750
Sophos Group PLC (a)	2,190,000	12,652,480
Splunk, Inc. (e)	100	5,689
Symantec Corp.	100	2,825
Tableau Software, Inc., Class A (e)	104,300	6,390,461
Take-Two Interactive Software, Inc. (e)	128,700	9,444,006
Workday, Inc., Class A (e)	423,940	41,122,180
Zendesk, Inc. (e)	100	2,778

		394,411,060

Technology Hardware, Storage & Peripherals—10.8%
Apple, Inc. (d)	446,575	64,315,732
Catcher Technology Co., Ltd.	1,000	11,919

	Shares	Value
Diebold Nixdorf, Inc.	100	$2,800
FUJIFILM Holdings Corp.	100	3,606
Hewlett Packard Enterprise Co.	100	1,659
HP, Inc.	100	1,748
Lenovo Group Ltd.	1,000	631
NEC Corp.	16,000	42,534
NetApp, Inc.	700,145	28,040,807
Samsung Electronics Co., Ltd.	25,952	54,053,355
Western Digital Corp.	28,260	2,503,836

		148,978,627

Wireless Telecommunication Services—0.0%
T-Mobile U.S., Inc. (e)	100	6,062

Total Common Stock (cost—$917,747,546)		1,317,266,493

Exchange-Traded Funds—0.0%
iShares FTSE A50 China Index	1,000	1,606
iShares MSCI Emerging Markets Index	100	4,139

Total Exchange-Traded Funds (cost—$5,747)		5,745

	Principal Amount (000s)
Repurchase Agreements—3.4%
State Street Bank and Trust Co., dated 6/30/17, 0.12%, due 7/3/17, proceeds $46,559,466; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $47,494,338 including accrued interest
(cost—$46,559,000)	$46,559	46,559,000

	Contracts
Options Purchased (e)(f)—0.4%
Call Options—0.4%
Apple, Inc., strike price $125.00, expires 1/19/18 (cost—$1,648,385)	2,200	4,845,500

Total Investments, before options written and securities sold short (cost—$965,960,678)—99.5%		1,368,676,738

Options Written (e)(f)—(0.0)%
Put Options—(0.0)%
Apple, Inc., strike price $100.00, expires 1/19/18 (premiums received—$1,450,779)	2,200	(110,000)

	Shares
Securities Sold Short—(0.0)%
Common Stock—(0.0)%
Electronic Equipment, Instruments & Components—(0.0)%
AU Optronics Corp. ADR	4,135	(18,855)
Fitbit, Inc., Class A (e)	100	(531)
LG Display Co., Ltd. ADR	1,280	(20,570)

		(39,956)

	Shares	Value
IT Services—(0.0)%
International Business Machines Corp.	1	$(154)

Software—(0.0)%
LINE Corp. ADR (e)	430	(14,956)

Total Securities Sold Short (proceeds received—$49,117)		(55,066)

Total Investments, net of options written and securities sold short (cost—$964,460,782) (c)—99.5%		1,368,511,672

Other assets less other liabilities—0.5%		7,531,773

Net Assets—100.0%		$1,376,043,445

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $18,039,730, representing 1.3% of net assets.

(b) When-issued or delayed-delivery. To be settled/delivered after June 30, 2017.

(c) Securities (net of securities sold short) with an aggregate value of $78,726,242, representing 5.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short and option written.

(e) Non-income producing.

(f) Exchange traded-Chicago Board Options Exchange.

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	85

Statements of Assets and Liabilities

June 30, 2017

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Assets:
Investments, at value	$252,064,749	$921,065,884	$26,527,854	$215,255,279
Cash	334	24,380	1,636	209
Foreign currency, at value	4,562,881	—	88	344,496
Receivable for investments sold	5,398,191	9,481,276	384,501	1,099,499
Dividends and interest receivable (net of foreign withholding taxes)	2,012,123	102,796	16,633	227,446
Receivable for Fund shares sold	204,549	378,547	89,138	76,054
Tax reclaims receivable	55,999	—	20,258	113,992
Unrealized appreciation of forward foreign currency contracts	10,469	—	—	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 4)	36,620	153,220	9,505	42,913
Prepaid expenses and other assets	—	—	—	—
Total Assets	264,345,915	931,206,103	27,049,613	217,159,888
Liabilities:
Payable for investments purchased	5,431,537	—	878,927	1,954,812
Payable for Fund shares redeemed	320,842	2,058,987	2,340	345,764
Payable to custodian for cash overdraft	—	—	—	—
Investment Advisory fees payable	137,262	271,774	15,092	161,232
Administration fees payable	67,726	283,235	8,877	71,106
Trustees Deferred Compensation Plan payable (see Note 4)	36,620	153,220	9,505	42,913
Servicing fees payable	33,379	128,396	2,889	15,955
Unrealized depreciation of forward foreign currency contracts	7,763	—	—	1,394
Distribution fees payable	5,525	141,965	1,810	12,365
Options written, at value	—	—	60,837	—
Total Liabilities	6,040,654	3,037,577	980,277	2,605,541
Net Assets	$258,305,261	$928,168,526	$26,069,336	$214,554,347
Net Assets Consist of:
Paid-in-capital	$266,543,121	$618,784,438	$41,751,407	$170,814,005
Undistributed (dividends in excess of) net investment income	3,847,606	239,280	32,326	(506,002)
Accumulated net realized gain (loss)	(17,213,212)	9,444,608	(15,851,901)	4,587,110
Net unrealized appreciation (depreciation)	5,127,746	299,700,200	137,504	39,659,234
Net Assets	$258,305,261	$928,168,526	$26,069,336	$214,554,347
Cost of Investments	$246,880,750	$621,365,684	$26,382,294	$175,565,465
Cost of Foreign Currency	$4,575,527	$—	$88	$347,938
Premiums Received for Options Written	$—	$—	$53,101	$—

86	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$164,867,637	$3,219,452,283	$292,022,850	$2,824,234,628	$452,363,557
413	—	263	763	882
—	—	—	—	174,616
—	431,382	12,423,383	—	9,192,896
65,312	21,129,525	81,159	1,808,457	3,407,102
89,917	8,122,806	308,402	1,819,973	357,860
107,633	17,529	—	184,449	631,666
—	—	—	—	346
36,485	303,075	44,387	1,733,739	385,466
—	11,920	—	—	—
165,167,397	3,249,468,520	304,880,444	2,829,782,009	466,514,391

—	20,946,773	10,368,997	—	12,877,813
124,582	5,900,369	282,594	8,469,112	3,043,209
—	18,401	—	—	—
107,595	1,709,898	115,221	704,351	209,156
53,506	971,667	95,813	790,511	165,617
36,485	303,075	44,387	1,733,739	385,466
32,897	451,885	54,491	207,451	40,720
—	—	—	—	—
6,393	682,123	95,236	601,767	58,990
—	1,129,600	—	—	—
361,458	32,113,791	11,056,739	12,506,931	16,780,971
$164,805,939	$3,217,354,729	$293,823,705	$2,817,275,078	$449,733,420

$143,727,122	$3,564,852,911	$228,238,157	$2,061,903,643	$1,055,186,166
(59,204)	(20,075,572)	(1,293,567)	(1,283,248)	(1,102,433)
(5,557,584)	18,949,078	16,848,063	319,571,058	(641,545,616)
26,695,605	(346,371,688)	50,031,052	437,083,625	37,195,303
$164,805,939	$3,217,354,729	$293,823,705	$2,817,275,078	$449,733,420
$138,170,810	$3,565,950,201	$241,991,016	$2,387,160,003	$415,159,740
$—	$—	$—	$—	$173,755
$—	$1,255,830	$—	$—	$—

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	87

Statements of Assets and Liabilities (cont’d)

June 30, 2017

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Net Assets:
Class A	$154,357,179	$373,358,381	$11,135,894	$56,686,412
Class C	8,981,982	217,684,816	2,895,758	19,728,924
Class R	—	20,634,887	—	—
Class P	21,586,049	80,667,036	1,969,591	23,213,826
Institutional Class	72,688,053	195,161,368	10,068,093	114,925,185
Class R6	691,998	36,374,298	—	—
Administrative Class	—	4,287,740	—	—
Shares Issued and Outstanding:
Class A	5,804,486	8,009,043	808,548	1,187,055
Class C	343,684	6,645,032	223,872	462,898
Class R	—	574,014	—	—
Class P	824,746	2,220,326	141,039	460,607
Institutional Class	2,709,578	4,536,918	712,993	2,263,763
Class R6	25,924	845,066	—	—
Administrative Class	—	105,845	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$26.59	$46.62	$13.77	$47.75
Class C	26.13	32.76	12.93	42.62
Class R	—	35.95	—	—
Class P	26.17	36.33	13.96	50.40
Institutional Class	26.83	43.02	14.12	50.77
Class R6	26.69	43.04	—	—
Administrative Class	—	40.51	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

88	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$150,755,778	$1,091,888,257	$112,945,723	$599,510,916	$127,641,047
10,358,295	1,090,887,076	142,565,411	274,211,874	54,546,080
—	1,780,992	2,345,376	130,630,124	11,300,484
—	690,146,879	8,604,188	639,846,826	148,540,471
3,691,866	342,651,525	26,787,873	731,787,911	74,272,277
—	—	—	95,754,643	28,460,153
—	—	575,134	345,532,784	4,972,908

4,769,532	97,176,873	30,173,840	34,862,213	7,039,886
409,410	104,490,415	44,684,617	15,813,401	3,054,617
—	158,495	634,778	7,617,109	622,742
—	60,109,032	2,053,362	36,978,463	8,157,644
115,744	29,593,670	6,362,392	42,305,630	4,071,881
—	—	—	5,544,815	1,564,442
—	—	146,152	19,849,856	273,404

$31.61	$11.24	$3.74	$17.20	$18.13
25.30	10.44	3.19	17.34	17.86
—	11.24	3.69	17.15	18.15
—	11.48	4.19	17.30	18.21
31.90	11.58	4.21	17.30	18.24
—	—	—	17.27	18.19
—	—	3.94	17.41	18.19

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	89

Statements of Assets and Liabilities (cont’d)

June 30, 2017

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value
Assets:
Investments, at value	$362,233,980	$766,840,960	$3,022,964,119
Investments in Affiliates, at value	—	—	70,441,129
Cash	893	33,929	132,515
Foreign currency, at value	—	—	144,251
Dividends and interest receivable (net of foreign withholding taxes)	405,673	1,152,212	4,679,920
Receivable for investments sold	—	—	22,010,977
Deposits with brokers for derivatives collateral	—	—	—
Receivable for Fund shares sold	167,073	2,664,659	1,697,798
Tax reclaims receivable	14,669	3,846	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 4)	191,570	237,041	1,325,723
Prepaid expenses and other assets	—	—	3,758
Total Assets	363,013,858	770,932,647	3,123,400,190
Liabilities:
Payable for investments purchased	—	3,362,481	16,358,451
Payable for Fund shares redeemed	254,471	699,399	11,120,508
Payable for securities sold short expenses	—	—	—
Securities sold short, at value	—	—	—
Options written, at value	—	—	—
Investment Advisory fees payable	90,316	333,215	1,573,895
Distribution fees payable	45,175	106,569	646,618
Servicing fees payable	46,947	131,476	219,847
Administration fees payable	110,567	238,264	672,878
Trustees Deferred Compensation Plan payable (see Note 4)	191,570	237,041	1,325,723
Total Liabilities	739,046	5,108,445	31,917,920
Net Assets	$362,274,812	$765,824,202	$3,091,482,270
Net Assets Consist of:
Paid-in-capital	$558,609,256	$528,336,698	$2,206,151,423
Undistributed (dividends in excess of) net investment income	(43,764)	1,725,182	(2,103,270)
Accumulated net realized gain (loss)	(258,981,898)	75,312,950	354,682,667
Net unrealized appreciation	62,691,218	160,449,372	532,751,450
Net Assets	$362,274,812	$765,824,202	$3,091,482,270
Cost of Investments	$299,542,762	$604,978,191	$2,479,037,693
Cost of Investments in Affiliates	$—	$—	$70,114,508
Cost of Foreign Currency	$—	$—	$143,841
Proceeds Received on Securities Sold Short	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—

90	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Small-Cap Blend	AllianzGI Technology

$79,215,627	$1,368,676,738
—	—
923	587
—	4,246,472
112,566	259,239
2,711,266	27,767,014
—	19
19,674	1,193,748
—	4,628
5,455	284,109
—	1,244
82,065,511	1,402,433,798

3,118,065	23,459,767
65,531	1,026,732
—	75
—	55,066
—	110,000
42,490	868,818
20,439	74,632
15,014	119,373
25,897	391,781
5,455	284,109
3,292,891	26,390,353
$78,772,620	$1,376,043,445

$61,490,368	$842,108,129
(93,875)	(1,722,157)
5,357,735	131,377,074
12,018,392	404,280,399
$78,772,620	$1,376,043,445
$67,164,803	$965,960,678
$—	$—
$—	$4,017,001
$—	$49,117
$—	$1,450,779

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	91

Statements of Assets and Liabilities (cont’d)

June 30, 2017

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value
Net Assets:
Class A	$151,306,293	$480,691,101	$788,438,289
Class C	70,158,490	168,922,129	135,224,648
Class R	6,996,541	5,591,022	51,759,343
Class P	18,164,189	52,167,219	72,679,248
Institutional Class	114,377,493	53,332,617	1,213,860,560
Class R6	—	—	464,279,328
Administrative Class	1,271,806	5,120,114	365,240,854
Shares Issued and Outstanding:
Class A	6,225,085	15,305,929	32,361,839
Class C	2,855,061	6,441,926	6,106,797
Class R	285,034	204,059	2,018,808
Class P	740,527	2,005,408	2,723,284
Institutional Class	4,726,770	1,596,407	45,251,116
Class R6	—	—	17,358,651
Administrative Class	51,622	158,277	15,030,412
Net Asset Value and Redemption Price Per Share:*
Class A	$24.31	$31.41	$24.36
Class C	24.57	26.22	22.14
Class R	24.55	27.40	25.64
Class P	24.53	26.01	26.69
Institutional Class	24.20	33.41	26.82
Class R6	—	—	26.75
Administrative Class	24.64	32.35	24.30

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

92	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Small-Cap Blend	AllianzGI Technology

$39,508,231	$452,038,892
32,802,283	113,411,479
—	—
3,425,057	59,368,679
3,037,049	736,162,370
—	—
—	15,062,025

1,926,569	7,432,136
1,634,134	2,294,317
—	—
166,058	899,077
146,508	10,996,963
—	—
—	236,232

$20.51	$60.82
20.07	49.43
—	—
20.63	66.03
20.73	66.94
—	—
—	63.76

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	93

Statements of Operations

Year ended June 30, 2017

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Investment Income:
Dividends, net of foreign withholding taxes*	$7,515,597	$10,634,649	$546,284	$2,921,714
Interest	1,377	6,689	200	2,245
Miscellaneous	—	—	169	—
Total Investment Income	7,516,974	10,641,338	546,653	2,923,959
Expenses:
Investment advisory	2,072,192	3,989,344	258,615	2,012,885
Administration	1,150,300	3,321,585	152,566	886,904
Distribution — Class C	80,798	1,738,527	29,190	161,430
Distribution — Class R	—	51,042	—	—
Servicing — Class A	355,441	910,171	33,995	154,093
Servicing — Class C	26,933	579,509	9,730	53,810
Servicing — Class R	—	51,042	—	—
Distribution and/or servicing — Administrative Class	—	21,225	—	—
Trustees	23,635	83,364	4,651	22,651
Legal	2,123	7,277	581	2,078
Securities sold short	—	—	—	—
Line of credit commitment	4,255	15,236	696	3,940
Miscellaneous	7,419	4,053	2,709	2,201
Total Expenses	3,723,096	10,772,375	492,733	3,299,992
Less: Investment Advisory/Administration waived	(491,879)	(487,206)	—	—
Net Expenses	3,231,217	10,285,169	492,733	3,299,992
Net Investment Income (Loss)	4,285,757	356,169	53,920	(376,033)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	52,942,333	23,204,768	1,347,637	23,551,095
Options written	—	—	1,012,682	—
Foreign currency transactions	(147,955)	—	(11,548)	(78,973)
Payments from Affiliates (See Note 11)	—	—	—	1,440
Net change in unrealized appreciation/depreciation of:
Investments	(12,484,332)	116,397,656	(2,538,572)	9,787,659
Options written	—	—	(148,585)	—
Foreign currency transactions	(23,398)	—	773	(2,041)
Net realized and change in unrealized gain (loss)	40,286,648	139,602,424	(337,613)	33,259,180
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$44,572,405	$139,958,593	$(283,693)	$32,883,147
*Foreign withholding taxes	$1,004,694	$—	$25,852	$181,869

94	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$2,345,453	$36,644,793	$2,100,861	$127,434,057	$22,910,199
2,289	76,991,769	294	19,437	1,760
1,934	47,294	—	—	—
2,349,676	113,683,856	2,101,155	127,453,494	22,911,959

1,321,809	19,795,937	1,343,486	18,844,644	4,172,016
658,475	11,292,760	1,117,416	13,284,952	3,070,629
88,971	8,512,671	1,223,343	2,480,036	508,479
—	5,674	5,243	365,893	31,675
377,335	2,645,864	226,598	1,684,862	454,389
29,657	2,837,557	407,781	826,679	169,493
—	5,674	5,243	365,893	31,675
—	—	1,283	932,222	19,508
16,848	287,340	28,010	442,775	77,442
1,526	24,328	2,536	38,818	7,854
132	—	—	—	—
2,904	52,722	4,971	75,140	12,880
876	49,111	3,005	94,188	57,937
2,498,533	45,509,638	4,368,915	39,436,102	8,613,977
—	(113,384)	—	(3,823,963)	(351,862)
2,498,533	45,396,254	4,368,915	35,612,139	8,262,115
(148,857)	68,287,602	(2,267,760)	91,841,355	14,649,844

7,387,093	201,580,724	34,231,785	456,237,862	(110,118,194)
—	(2,499,747)	—	—	—
(18,494)	—	—	—	(799,811)
—	—	—	—	—

14,333,092	118,175,226	16,434,946	103,316,669	175,635,449
—	455,154	—	—	—
6,900	—	—	—	88,117
21,708,591	317,711,357	50,666,731	559,554,531	64,805,561
$21,559,734	$385,998,959	$48,398,971	$651,395,886	$79,455,405
$4,005	$126,232	$—	$2,547,038	$2,142,011

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	95

Statements of Operations (cont’d)

Year ended June 30, 2017

	AllianzGI NFJ Large-Cap Value		AllianzGI NFJ Mid-Cap Value		AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap Blend
Investment Income:
Interest	$1,019		$8,636		$66,012	$468
Dividends, net of foreign withholding taxes*	10,145,339		16,333,075		87,651,599	1,144,240
Dividends from investments in Affiliates	—		—		2,921,147	—
Miscellaneous	—		—		81,587	124
Total Investment Income	10,146,358		16,341,711		90,720,345	1,144,832
Expenses:
Investment advisory	1,742,511		3,569,318		21,795,188	508,321
Administration	1,409,541		2,544,330		11,002,734	309,810
Distribution — Class C	588,862		1,343,508		1,283,126	280,137
Distribution — Class R	18,600		14,891		150,931	—
Servicing — Class A	365,927		965,615		2,417,816	86,383
Servicing — Class C	196,287		447,836		427,709	93,379
Servicing — Class R	18,600		14,891		150,931	—
Distribution and/or servicing — Administrative Class	3,487		10,551		1,144,533	—
Legal	3,407		5,316		31,237	822
Dividends on securities sold short	—		—		—	—
Trustees	41,063		62,018		366,224	8,235
Securities sold short	—		—		—	—
Excise tax	—		—		88,535	—
Line of credit commitment	6,745		11,146		65,121	1,365
Miscellaneous	7,526		6,133		20,699	510
Total Expenses	4,402,556		8,995,553		38,944,784	1,288,962
Less: Investment Advisory/Administration waived	(380,559)		—		(1,753,912)	—
Net Expenses	4,021,997		8,995,553		37,190,872	1,288,962
Net Investment Income (Loss)	6,124,361		7,346,158		53,529,473	(144,130)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	40,155,316	†	89,005,050	†	362,868,206	10,968,886
Investments in Affiliates	—		—		4,067,636	—
Securities sold short	—		—		—	—
Options written	—		—		—	—
Foreign currency transactions	—		403		(14,008)	—
Payments from Affiliates (See Note 11)	—		—		—	1,173
Net change in unrealized appreciation/depreciation of:
Investments	29,009,543		76,366,130		307,309,985	4,927,314
Investments in Affiliates	—		—		5,542,580	—
Securities sold short	—		—		—	—
Options written	—		—		—	—
Foreign currency transactions	—		(283)		86	—
Net realized and change in unrealized gain	69,164,859		165,371,300		679,774,485	15,897,373
Net Increase in Net Assets Resulting from Investment Operations	$75,289,220		$172,717,458		$733,303,958	$15,753,243
*Foreign withholding taxes	$123,436		$78,264		$497,388	$254
†	See Note 1(c) in the Notes to Financial Statements.

96	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$24,952
11,037,691
—
3,980,515 †
15,043,158

11,136,900
4,241,318
871,449
—
1,063,540
290,483
—
123,399
10,088
414,063
116,347
151,325
—
21,157
22,637
18,462,706
(1,244,684)
17,218,022
(2,174,864)

186,051,062
—
(7,991,386)
2,524,163
(304,532)
—

176,450,321
—
2,833,866
(306,307)
379,448
359,636,635
$357,461,771
$109,542

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	97

Statements of Changes in Net Assets

	AllianzGI Emerging Markets Opportunities		AllianzGI Focused Growth

	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$4,285,757	$3,617,272	$356,169	$271,404
Net realized gain (loss)	52,794,378	(36,619,894)	23,204,768	25,510,848
Net change in unrealized appreciation/depreciation	(12,507,730)	8,020,973	116,397,656	(14,480,506)
Net increase (decrease) in net assets resulting from investment operations	44,572,405	(24,981,649)	139,958,593	11,301,746
Dividends to Shareholders from:
Net investment income:
Class A	(2,309,777)	(1,639,003)	—	—
Class C	(51,545)	(6)	—	—
Class P	(422,889)	(154,177)	—	—
Institutional Class	(1,195,198)	(752,051)	—	—
Class R6	(7,558)	(139)	—	—
Net realized capital gains:
Class A	—	—	(8,648,851)	(20,940,515)
Class C	—	—	(7,638,039)	(19,472,210)
Class R	—	—	(626,456)	(1,247,122)
Class P	—	—	(1,500,077)	(1,806,243)
Institutional Class	—	—	(4,721,926)	(9,029,827)
Class R6	—	—	(437,297)	—
Administrative Class	—	—	(247,880)	(532,084)
Total dividends and distributions to shareholders	(3,986,967)	(2,545,376)	(23,820,526)	(53,028,001)
Fund Share Transactions:
Net proceeds from the sale of shares	70,735,565	358,844,348	275,851,959	271,160,995
Issued in reinvestment of dividends and distributions	3,486,344	2,311,749	21,097,132	47,127,047
Cost of shares redeemed	(97,108,941)	(238,649,068)	(300,770,123)	(161,985,118)
Net increase (decrease) from Fund share transactions	(22,887,032)	122,507,029	(3,821,032)	156,302,924
Total increase (decrease) in net assets	17,698,406	94,980,004	112,317,035	114,576,669
Net Assets:
Beginning of year	240,606,855	145,626,851	815,851,491	701,274,822
End of year*	$258,305,261	$240,606,855	$928,168,526	$815,851,491
*Including undistributed (dividends in excess of) net investment income of:	$3,847,606	$2,239,967	$239,280	$(116,889)

98	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Global Natural Resources		AllianzGI Global Small-Cap		AllianzGI Health Sciences

Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016

$53,920	$197,932	$(376,033)	$(509,185)	$(148,857)	$(664,100)
2,348,771	(11,358,294)	23,473,562	(9,549,102)	7,368,599	8,742,137
(2,686,384)	3,289,211	9,785,618	(11,434,805)	14,339,992	(33,599,615)
(283,693)	(7,871,151)	32,883,147	(21,493,092)	21,559,734	(25,521,578)

(114,721)	(69,268)	—	—	—	—
(1,234)	(3)	—	—	—	—
(54,906)	(28,985)	—	—	—	—
(96,356)	(147,321)	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	(34,885,714)
—	—	—	—	—	(4,525,061)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	(245,664)
—	—	—	—	—	—
—	—	—	—	—	—
(267,217)	(245,577)	—	—	—	(39,656,439)

13,242,086	30,740,761	26,459,697	135,938,094	13,085,659	187,106,484
199,638	210,578	—	—	—	37,768,485
(30,892,339)	(36,640,306)	(79,683,619)	(100,741,017)	(52,986,422)	(200,781,191)
(17,450,615)	(5,688,967)	(53,223,922)	35,197,077	(39,900,763)	24,093,778
(18,001,525)	(13,805,695)	(20,340,775)	13,703,985	(18,341,029)	(41,084,239)

44,070,861	57,876,556	234,895,122	221,191,137	183,146,968	224,231,207
$26,069,336	$44,070,861	$214,554,347	$234,895,122	$164,805,939	$183,146,968
$32,326	$161,033	$(506,002)	$(344,593)	$(59,204)	$(40,266)

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	99

Statements of Changes in Net Assets (cont’d)

	AllianzGI Income & Growth		AllianzGI Mid-Cap

	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$68,287,602	$68,916,746	$(2,267,760)	$(1,915,429)
Net realized gain (loss)	199,080,977	151,910,593	34,231,785	11,926,973
Net change in unrealized appreciation/depreciation	118,630,380	(297,715,864)	16,434,946	(16,028,503)
Net increase (decrease) in net assets resulting from investment operations	385,998,959	(76,888,525)	48,398,971	(6,016,959)
Dividends to Shareholders from:
Net investment income:
Class A	(30,393,654)	(31,947,203)	—	—
Class B†	—	—	—	—
Class C	(27,613,762)	(38,008,351)	—	—
Class D†	—	(464,822)	—	—
Class R	(59,326)	(70,257)	—	—
Class P	(18,146,874)	(20,850,465)	—	—
Institutional Class	(7,019,228)	(6,145,262)	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Net realized capital gains:
Class A	(64,970,584)	(58,013,401)	(6,571,494)	(5,553,516)
Class C	(74,191,277)	(75,989,109)	(14,149,273)	(11,551,402)
Class D†	—	(1,402,465)	—	—
Class R	(136,768)	(133,994)	(165,683)	(155,213)
Class P	(36,923,763)	(37,828,375)	(229,821)	(108,395)
Institutional Class	(14,889,752)	(10,810,600)	(1,528,881)	(1,583,592)
Class R6	—	—	—	—
Administrative Class	—	—	(35,296)	(30,180)
Total dividends and distributions to shareholders	(274,344,988)	(281,664,304)	(22,680,448)	(18,982,298)
Fund Share Transactions:
Net proceeds from the sale of shares	1,169,566,362	1,043,722,635	47,828,831	30,660,872
Issued in reinvestment of dividends and distributions	230,302,494	233,926,038	19,332,333	16,104,792
Cost of shares redeemed	(1,207,589,158)	(1,033,082,108)	(81,167,855)	(53,183,156)
Net increase (decrease) from Fund share transactions	192,279,698	244,566,565	(14,006,691)	(6,417,492)
Total increase (decrease) in net assets	303,933,669	(113,986,264)	11,711,832	(31,416,749)
Net Assets:
Beginning of year	2,913,421,060	3,027,407,324	282,111,873	313,528,622
End of year*	$3,217,354,729	$2,913,421,060	$293,823,705	$282,111,873
*Including undistributed (dividends in excess of) net investment income of:	$(20,075,572)	$(9,281,263)	$(1,293,567)	$(1,113,015)

†	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 10(a).

100	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Dividend Value		AllianzGI NFJ International Value		AllianzGI NFJ Large-Cap Value

Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016

$91,841,355	$157,927,475	$14,649,844	$37,401,606	$6,124,361	$10,108,235
456,237,862	385,959,978	(110,918,005)	(357,982,178)	40,155,316	48,317,600
103,316,669	(873,890,831)	175,723,566	(177,529,333)	29,009,543	(80,758,421)
651,395,886	(330,003,378)	79,455,405	(498,109,905)	75,289,220	(22,332,586)

(14,498,541)	(24,710,726)	(4,551,669)	(9,575,339)	(2,342,025)	(2,890,475)
—	(7,283)	—	—	—	(1,124)
(4,513,161)	(6,901,596)	(1,254,233)	(2,760,789)	(416,485)	(789,497)
—	(971,081)	—	(632,248)	—	(138,704)
(2,821,243)	(4,060,274)	(297,588)	(454,703)	(88,178)	(116,083)
(19,936,986)	(32,696,572)	(6,105,853)	(13,424,974)	(320,992)	(333,971)
(38,668,446)	(71,554,492)	(4,452,007)	(20,442,300)	(2,808,114)	(6,059,384)
(3,119,124)	(4,406,788)	(1,252,799)	(1,947,437)	—	—
(8,445,098)	(12,141,860)	(186,218)	(462,654)	(23,169)	(29,228)

(22,924,930)	—	—	—	—	—
(11,578,517)	—	—	—	—	—
—	—	—	—	—	—
(5,203,691)	—	—	—	—	—
(33,631,608)	—	—	—	—	—
(64,638,395)	—	—	—	—	—
(4,458,458)	—	—	—	—	—
(13,194,889)	—	—	—	—	—
(247,633,087)	(157,450,672)	(18,100,367)	(49,700,444)	(5,998,963)	(10,358,466)

546,158,602	1,225,385,625	144,569,747	391,993,358	42,111,766	88,095,613
211,480,087	133,516,625	14,501,039	38,564,775	5,549,915	9,753,857
(3,472,133,004)	(3,689,548,774)	(857,363,130)	(1,362,956,124)	(158,522,465)	(278,921,726)
(2,714,494,315)	(2,330,646,524)	(698,292,344)	(932,397,991)	(110,860,784)	(181,072,256)
(2,310,731,516)	(2,818,100,574)	(636,937,306)	(1,480,208,340)	(41,570,527)	(213,763,308)

5,128,006,594	7,946,107,168	1,086,670,726	2,566,879,066	403,845,339	617,608,647
$2,817,275,078	$5,128,006,594	$449,733,420	$1,086,670,726	$362,274,812	$403,845,339
$(1,283,248)	$(1,122,004)	$(1,102,433)	$2,807,881	$(43,764)	$(169,162)

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	101

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ Mid-Cap Value		AllianzGI NFJ Small-Cap Value

	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$7,346,158	$11,149,800	$53,529,473	$99,273,055
Net realized gain (loss)	89,005,453	(1,622,393)	366,921,834	119,269,843
Net change in unrealized appreciation/depreciation	76,365,847	(25,095,789)	312,852,651	(573,494,169)
Net increase (decrease) in net assets resulting from investment operations	172,717,458	(15,568,382)	733,303,958	(354,951,271)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,679,368)	(5,013,613)	(13,615,646)	(22,285,355)
Class C	(1,530,440)	(1,649,030)	(1,587,555)	(2,047,603)
Class R	(48,570)	(142,013)	(654,721)	(942,670)
Class P	(384,256)	(311,005)	(914,362)	(1,444,499)
Institutional Class	(671,301)	(1,007,067)	(24,726,987)	(42,984,949)
Class R6	—	—	(6,921,568)	(6,549,902)
Administrative Class	(48,945)	(56,641)	(7,657,350)	(11,925,925)
Net realized capital gains:
Class A	(211,304)	(10,929,725)	(23,284,921)	(181,056,135)
Class C	(118,490)	(6,185,515)	(4,632,425)	(30,637,777)
Class R	(3,214)	(344,923)	(1,409,558)	(9,797,530)
Class P	(13,491)	(527,528)	(1,311,420)	(10,403,386)
Institutional Class	(25,143)	(1,773,882)	(33,801,726)	(279,607,055)
Class R6	—	—	(8,752,834)	(37,936,981)
Administrative Class	(2,094)	(114,827)	(11,580,298)	(85,724,918)
Total dividends and distributions to shareholders	(7,736,616)	(28,055,769)	(140,851,371)	(723,344,685)
Fund Share Transactions:
Net proceeds from the sale of shares	153,185,338	52,146,930	765,614,390	867,849,081
Issued in reinvestment of dividends and distributions	6,934,848	25,123,521	130,232,751	670,152,156
Cost of shares redeemed	(179,652,943)	(157,210,778)	(2,399,290,863)	(2,513,644,690)
Net increase (decrease) from Fund share transactions	(19,532,757)	(79,940,327)	(1,503,443,722)	(975,643,453)
Total increase (decrease) in net assets	145,448,085	(123,564,478)	(910,991,135)	(2,053,939,409)
Net Assets:
Beginning of year	620,376,117	743,940,595	4,002,473,405	6,056,412,814
End of year*	$765,824,202	$620,376,117	$3,091,482,270	$4,002,473,405
* Including undistributed (dividends in excess of) net investment income of:	$1,725,182	$2,095,837	$(2,103,270)	$23,653,593

102	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Small-Cap Blend		AllianzGI Technology

Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2017	Year ended June 30, 2016

$(144,130)	$(137,814)	$(2,174,864)	$(8,634,563)
10,970,059	(4,654,364)	180,279,307	58,878,827
4,927,314	(1,133,497)	179,357,328	(96,793,985)
15,753,243	(5,925,675)	357,461,771	(46,549,721)

(11,646)	(192,677)	—	—
(20)	(23)	—	—
—	—	—	—
(1,743)	(29,713)	—	—
(2,229)	(17,465)	—	—
—	—	—	—
—	—	—	—

(10,782)	(1,018,219)	(21,338,200)	(72,593,106)
(12,314)	(1,132,062)	(7,150,744)	(22,055,298)
—	—	—	—
(1,076)	(98,359)	(2,049,654)	(7,880,086)
(920)	(90,460)	(26,627,420)	(82,450,410)
—	—	—	—
—	—	(3,335,296)	(9,937,362)
(40,730)	(2,578,978)	(60,501,314)	(194,916,262)

9,714,702	6,372,465	306,519,513	446,396,653
36,823	2,304,409	57,677,478	185,350,087
(21,942,727)	(17,006,279)	(441,397,378)	(608,680,605)
(12,191,202)	(8,329,405)	(77,200,387)	23,066,135
3,521,311	(16,834,058)	219,760,070	(218,399,848)

75,251,309	92,085,367	1,156,283,375	1,374,683,223
$78,772,620	$75,251,309	$1,376,043,445	$1,156,283,375
$(93,875)	$(117,419)	$(1,722,157)	$(3,809,530)

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	103

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Emerging Markets Opportunities:
Class A
6/30/2017	$22.60	$0.41	$3.98	$4.39	$(0.40)	$26.59
6/30/2016	25.90	0.34	(3.39)	(3.05)	(0.25)	22.60
6/30/2015	27.00	0.35	(1.10)	(0.75)	(0.35)	25.90
6/30/2014	23.96	0.30	3.06	3.36	(0.32)	27.00
6/30/2013	22.76	0.31	1.20	1.51	(0.31)	23.96
Class C
6/30/2017	$22.09	$0.19	$3.96	$4.15	$(0.11)	$26.13
6/30/2016	25.21	0.22	(3.34)	(3.12)	— (c)	22.09
6/30/2015	26.25	0.14	(1.07)	(0.93)	(0.11)	25.21
6/30/2014	23.28	0.11	2.97	3.08	(0.11)	26.25
6/30/2013	22.15	0.11	1.17	1.28	(0.15)	23.28
Class P
6/30/2017	$22.23	$0.44	$3.94	$4.38	$(0.44)	$26.17
6/30/2016	25.44	0.46	(3.40)	(2.94)	(0.27)	22.23
6/30/2015	26.63	0.42	(1.11)	(0.69)	(0.50)	25.44
6/30/2014	23.63	0.38	2.99	3.37	(0.37)	26.63
6/30/2013	22.43	0.36	1.19	1.55	(0.35)	23.63
Institutional Class
6/30/2017	$22.74	$0.49	$4.03	$4.52	$(0.43)	$26.83
6/30/2016	25.95	0.44	(3.42)	(2.98)	(0.23)	22.74
6/30/2015	27.11	0.43	(1.11)	(0.68)	(0.48)	25.95
6/30/2014	24.10	0.39	3.07	3.46	(0.45)	27.11
6/30/2013	22.85	0.38	1.23	1.61	(0.36)	24.10
Class R6
6/30/2017	$22.69	$0.60	$3.90	$4.50	$(0.50)	$26.69
12/14/2015* - 6/30/2016	21.21	0.31	1.47	1.78	(0.30)	22.69

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Actual amount rounds to less than $(0.01) per share.
(d)	Annualized, unless otherwise noted.

104	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

19.76%	$154,357	1.42%	1.62%	1.69%	155%
(11.73)	143,677	1.48	1.62	1.59	85
(2.76)	28,690	1.67	1.67	1.30	99
14.12	29,361	1.67	1.67	1.21	120
6.61	34,563	1.67	1.67	1.22	102

18.91%	$8,982	2.17%	2.37%	0.80%	155%
(12.38)	11,862	2.27	2.37	1.02	85
(3.53)	15,069	2.42	2.42	0.53	99
13.26	18,170	2.42	2.42	0.44	120
5.84	20,746	2.42	2.42	0.47	102

20.11%	$21,586	1.17%	1.37%	1.86%	155%
(11.51)	20,262	1.26	1.37	2.11	85
(2.53)	12,229	1.42	1.42	1.63	99
14.38	2,066	1.42	1.42	1.54	120
6.90	2,594	1.42	1.42	1.46	102

20.26%	$72,688	1.07%	1.27%	2.02%	155%
(11.41)	64,785	1.17	1.27	2.00	85
(2.45)	62,339	1.32	1.32	1.60	99
14.51	56,709	1.32	1.32	1.53	120
7.01	57,572	1.32	1.32	1.53	102

20.27%	$692	1.02%	1.22%	2.46%	155%
8.46	21	1.07 (d)	1.22 (d)	2.63 (d)	85

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	105

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth:
Class A
6/30/2017	$40.72	$0.06	$6.85	$6.91	$—	$(1.01)
6/30/2016	42.73	0.08	0.62	0.70	—	(2.71)
6/30/2015	41.93	(0.03)	4.57	4.54	(0.17)	(3.57)
6/30/2014	34.82	0.05	10.40	10.45	(0.02)	(3.32)
6/30/2013	31.57	0.14	5.14	5.28	—	(2.03)
Class C
6/30/2017	$29.12	$(0.19)	$4.84	$4.65	$—	$(1.01)
6/30/2016	31.53	(0.17)	0.47	0.30	—	(2.71)
6/30/2015	31.96	(0.25)	3.40	3.15	(0.01)	(3.57)
6/30/2014	27.38	(0.19)	8.09	7.90	— (d)	(3.32)
6/30/2013	25.43	(0.09)	4.07	3.98	—	(2.03)
Class R
6/30/2017	$31.71	$(0.04)	$5.29	$5.25	$—	$(1.01)
6/30/2016	33.93	(0.02)	0.51	0.49	—	(2.71)
6/30/2015	34.08	(0.11)	3.66	3.55	(0.13)	(3.57)
6/30/2014	28.89	(0.04)	8.56	8.52	(0.01)	(3.32)
6/30/2013	26.59	0.04	4.29	4.33	—	(2.03)
Class P
6/30/2017	$31.88	$0.14	$5.32	$5.46	$—	$(1.01)
6/30/2016	33.94	0.15	0.50	0.65	—	(2.71)
6/30/2015	34.09	0.06	3.66	3.72	(0.30)	(3.57)
6/30/2014	28.86	0.12	8.56	8.68	(0.13)	(3.32)
6/30/2013	26.43	0.18	4.28	4.46	—	(2.03)
Institutional Class
6/30/2017	$37.53	$0.20	$6.30	$6.50	$—	$(1.01)
6/30/2016	39.45	0.21	0.58	0.79	—	(2.71)
6/30/2015	39.01	0.11	4.23	4.34	(0.33)	(3.57)
6/30/2014	32.58	0.17	9.72	9.89	(0.14)	(3.32)
6/30/2013	29.57	0.23	4.81	5.04	—	(2.03)
Class R6
6/30/2017	$37.53	$0.21	$6.31	$6.52	$—	$(1.01)
12/14/2015* - 6/30/2016	37.51	0.12	(0.10)	0.02	—	—
Administrative Class
6/30/2017	$35.48	$0.09	$5.95	$6.04	$—	$(1.01)
6/30/2016	37.53	0.11	0.55	0.66	—	(2.71)
6/30/2015	37.31	0.01	4.02	4.03	(0.24)	(3.57)
6/30/2014	31.24	0.08	9.31	9.39	— (d)	(3.32)
6/30/2013	28.50	0.15	4.62	4.77	—	(2.03)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

106	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.01)	$46.62	17.29%	$373,359	1.05%	1.11%	0.15%	46%
(2.71)	40.72	1.54	357,077	1.11	1.11	0.20	55
(3.74)	42.73	11.57	297,572	1.11	1.11	(0.06)	58
(3.34)	41.93	30.97	282,561	1.11	1.11	0.13	51
(2.03)	34.82	17.48	209,790	1.12	1.12	0.41	141

$(1.01)	$32.76	16.40%	$217,685	1.81%	1.86%	(0.62)%	46%
(2.71)	29.12	0.79	230,432	1.86	1.86	(0.56)	55
(3.58)	31.53	10.76	227,519	1.86	1.86	(0.81)	58
(3.32)	31.96	29.99	223,035	1.86	1.86	(0.62)	51
(2.03)	27.38	16.56	182,921	1.87	1.87	(0.36)	141

$(1.01)	$35.95	16.96%	$20,635	1.31%	1.36%	(0.11)%	46%
(2.71)	31.71	1.31	17,877	1.36	1.36	(0.05)	55
(3.70)	33.93	11.32	14,751	1.36	1.36	(0.31)	58
(3.33)	34.08	30.62	15,989	1.36	1.36	(0.12)	51
(2.03)	28.89	17.17	12,866	1.37	1.37	0.14	141

$(1.01)	$36.33	17.54%	$80,667	0.81%	0.86%	0.41%	46%
(2.71)	31.88	1.81	35,025	0.86	0.86	0.46	55
(3.87)	33.94	11.88	16,050	0.86	0.86	0.19	58
(3.45)	34.09	31.26	14,774	0.86	0.86	0.38	51
(2.03)	28.86	17.79	9,953	0.87	0.87	0.64	141

$(1.01)	$43.02	17.67%	$195,161	0.71%	0.76%	0.50%	46%
(2.71)	37.53	1.92	155,976	0.76	0.76	0.55	55
(3.90)	39.45	11.99	122,979	0.76	0.76	0.29	58
(3.46)	39.01	31.39	95,990	0.76	0.76	0.47	51
(2.03)	32.58	17.90	38,077	0.77	0.77	0.75	141

$(1.01)	$43.04	17.72%	$36,374	0.66%	0.71%	0.53%	46%
—	37.53	0.05	11,564	0.71 (c)	0.71 (c)	0.60 (c)	55

$(1.01)	$40.51	17.39%	$4,288	0.96%	1.01%	0.25%	46%
(2.71)	35.48	1.65	7,900	1.01	1.01	0.29	55
(3.81)	37.53	11.67	6,439	1.01	1.01	0.04	58
(3.32)	37.31	31.07	5,996	1.01	1.01	0.22	51
(2.03)	31.24	17.62	3,885	1.02	1.02	0.51	141

(c)	Annualized, unless otherwise noted.
(d)	Actual amount rounds to less than $(0.01) per share.

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	107

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Year
AllianzGI Global Natural Resources:
Class A
6/30/2017	$14.67	$0.01	$(0.78)	$(0.77)	$(0.13)	$13.77
6/30/2016	16.66	0.05	(1.97)	(1.92)	(0.07)	14.67
6/30/2015	20.71	0.06	(4.11)	(4.05)	— (d)	16.66
6/30/2014	16.19	— (d)	4.58	4.58	(0.06)	20.71
6/30/2013	14.65	0.08	1.50	1.58	(0.04)	16.19
Class C
6/30/2017	$13.77	$(0.10)	$(0.74)	$(0.84)	$— (d)	$12.93
6/30/2016	15.67	(0.06)	(1.84)	(1.90)	— (d)	13.77
6/30/2015	19.63	(0.07)	(3.89)	(3.96)	— (d)	15.67
6/30/2014	15.41	(0.13)	4.35	4.22	— (d)	19.63
6/30/2013	14.01	(0.04)	1.44	1.40	— (d)	15.41
Class P
6/30/2017	$14.86	$0.03	$(0.78)	$(0.75)	$(0.15)	$13.96
6/30/2016	16.87	0.09	(1.99)	(1.90)	(0.11)	14.86
6/30/2015	20.98	0.13	(4.20)	(4.07)	(0.04)	16.87
6/30/2014	16.41	0.05	4.65	4.70	(0.13)	20.98
6/30/2013	14.83	0.12	1.52	1.64	(0.06)	16.41
Institutional Class
6/30/2017	$14.99	$0.07	$(0.81)	$(0.74)	$(0.13)	$14.12
6/30/2016	17.00	0.09	(1.99)	(1.90)	(0.11)	14.99
6/30/2015	21.10	0.12	(4.19)	(4.07)	(0.03)	17.00
6/30/2014	16.49	0.06	4.68	4.74	(0.13)	21.10
6/30/2013	14.93	0.14	1.52	1.66	(0.10)	16.49

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Actual amount rounds to less than $(0.01) per share.
(e)	Less than (0.005)%.

108	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(5.37)%	$11,135	1.42	%(c)	0.08	%(c)	108%
(11.44)	14,175	1.42	(c)	0.34	(c)	177
(19.56)	11,395	1.41		0.32		107
28.36	12,320	1.41		—	(e)	93
10.80	9,131	1.42		0.53		116

(6.07)%	$2,896	2.17	%(c)	(0.70	)%(c)	108%
(12.13)	4,200	2.17	(c)	(0.43	)(c)	177
(20.17)	4,579	2.16		(0.42)		107
27.38	4,002	2.16		(0.77)		93
9.99	4,181	2.17		(0.25)		116

(5.18)%	$1,970	1.17	%(c)	0.19	%(c)	108%
(11.20)	8,025	1.17	(c)	0.61	(c)	177
(19.38)	8,128	1.16		0.73		107
28.73	1,308	1.16		0.24		93
11.06	435	1.17		0.76		116

(5.07)%	$10,068	1.07	%(c)	0.43	%(c)	108%
(11.12)	17,671	1.07	(c)	0.64	(c)	177
(19.28)	30,751	1.06		0.67		107
28.86	31,709	1.06		0.34		93
11.14	24,612	1.07		0.86		116

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	109

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Net Asset Value, End of Year
AllianzGI Global Small-Cap:
Class A
6/30/2017	$41.18	$(0.14)	$6.71	$6.57	$47.75	(c)
6/30/2016	45.05	(0.13)	(3.74)	(3.87)	41.18
6/30/2015	43.12	(0.19)	2.12	1.93	45.05
6/30/2014	34.59	(0.23)	8.76	8.53	43.12
6/30/2013	27.95	(0.13)	6.77	6.64	34.59
Class C
6/30/2017	$37.03	$(0.42)	$6.01	$5.59	$42.62	(c)
6/30/2016	40.81	(0.41)	(3.37)	(3.78)	37.03
6/30/2015	39.36	(0.46)	1.91	1.45	40.81
6/30/2014	31.81	(0.48)	8.03	7.55	39.36
6/30/2013	25.90	(0.34)	6.25	5.91	31.81
Class P
6/30/2017	$43.36	$0.02	$7.02	$7.04	$50.40	(c)
6/30/2016	47.30	(0.05)	(3.89)	(3.94)	43.36
6/30/2015	45.17	(0.06)	2.19	2.13	47.30
6/30/2014	36.14	(0.03)	9.06	9.03	45.17
6/30/2013	29.13	(0.03)	7.04	7.01	36.14
Institutional Class
6/30/2017	$43.63	$0.02	$7.12	$7.14	$50.77	(c)
6/30/2016	47.55	0.02	(3.94)	(3.92)	43.63
6/30/2015	45.37	(0.05)	2.23	2.18	47.55
6/30/2014	36.26	(0.09)	9.20	9.11	45.37
6/30/2013	29.20	0.02	7.04	7.06	36.26

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.

110	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)		Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

15.96	%(c)	$56,686	1.61%	(0.32)%	80%
(8.59)		68,625	1.61	(0.31)	87
4.48		57,590	1.61	(0.45)	64
24.66		55,955	1.61	(0.56)	73
23.76		34,054	1.61	(0.41)	108

15.10	%(c)	$19,729	2.36%	(1.06)%	80%
(9.26)		23,055	2.36	(1.09)	87
3.69		25,959	2.36	(1.19)	64
23.73		23,560	2.36	(1.30)	73
22.82		12,948	2.36	(1.16)	108

16.24	%(c)	$23,214	1.36%	0.03%	80%
(8.33)		20,921	1.36	(0.11)	87
4.72		26,662	1.36	(0.14)	64
24.99		18,179	1.36	(0.07)	73
24.06		2,419	1.36	(0.09)	108

16.36	%(c)	$114,925	1.26%	0.05%	80%
(8.25)		122,294	1.26	0.06	87
4.80		80,319	1.26	(0.12)	64
25.12		64,282	1.26	(0.21)	73
24.18		32,643	1.26	0.07	108

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	111

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Health Sciences:
Class A
6/30/2017	$27.77	$(0.01)	$3.85	$3.84	$—	$31.61
6/30/2016	38.48	(0.02)	(3.87)	(3.89)	(6.82)	27.77
6/30/2015	33.91	(0.26)	9.79	9.53	(4.96)	38.48
6/30/2014	30.82	(0.17)	9.34	9.17	(6.08)	33.91
6/30/2013	27.85	(0.06)	5.22	5.16	(2.19)	30.82
Class C
6/30/2017	$22.40	$(0.18)	$3.08	$2.90	$—	$25.30
6/30/2016	32.67	(0.28)	(3.17)	(3.45)	(6.82)	22.40
6/30/2015	29.66	(0.45)	8.42	7.97	(4.96)	32.67
6/30/2014	27.82	(0.37)	8.29	7.92	(6.08)	29.66
6/30/2013	25.52	(0.26)	4.75	4.49	(2.19)	27.82
Institutional Class
6/30/2017	$27.93	$0.09	$3.88	$3.97	$—	$31.90
6/30/2016	38.53	0.04	(3.82)	(3.78)	(6.82)	27.93
12/22/2014* - 6/30/2015	33.09	(0.04)	5.48	5.44	—	38.53

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.

112	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

13.83%	$150,756	1.46%	(0.04)%		82%
(10.82)	167,724	1.47	(0.07)		113
30.53	45,093	1.46	(0.72)		76
34.03	28,019	1.46	(0.54)		119
19.62	21,345	1.46	(0.22)		134

12.95%	$10,358	2.21%	(0.79)%		82%
(11.48)	13,446	2.22	(1.07)		113
29.57	20,902	2.21	(1.46)		76
33.05	10,828	2.21	(1.29)		119
18.75	8,370	2.21	(0.97)		134

14.21%	$3,692	1.11%	0.31%		82%
(10.49)	1,977	1.12	0.14		113
16.44	1,240	1.10 (c)	(0.21	)(c)	76

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	113

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Income & Growth:
Class A
6/30/2017	$10.80	$0.27	$1.17	$1.44	$(0.32)	$(0.68)
6/30/2016	12.12	0.28	(0.55)	(0.27)	(0.37)	(0.68)
6/30/2015	12.95	0.27	(0.05)	0.22	(0.26)	(0.79)
6/30/2014	12.02	0.30	1.68	1.98	(0.26)	(0.79)
6/30/2013	11.55	0.34	1.18	1.52	(0.35)	(0.70)
Class C
6/30/2017	$10.10	$0.18	$1.09	$1.27	$(0.25)	$(0.68)
6/30/2016	11.46	0.19	(0.53)	(0.34)	(0.34)	(0.68)
6/30/2015	12.38	0.17	(0.06)	0.11	(0.24)	(0.79)
6/30/2014	11.59	0.19	1.63	1.82	(0.24)	(0.79)
6/30/2013	11.23	0.25	1.13	1.38	(0.32)	(0.70)
Class R
6/30/2017	$10.80	$0.25	$1.16	$1.41	$(0.29)	$(0.68)
6/30/2016	12.14	0.26	(0.56)	(0.30)	(0.36)	(0.68)
6/30/2015	13.00	0.24	(0.05)	0.19	(0.26)	(0.79)
6/30/2014	12.08	0.27	1.70	1.97	(0.26)	(0.79)
6/30/2013	11.62	0.31	1.19	1.50	(0.34)	(0.70)
Class P
6/30/2017	$11.01	$0.31	$1.19	$1.50	$(0.35)	$(0.68)
6/30/2016	12.32	0.32	(0.57)	(0.25)	(0.38)	(0.68)
6/30/2015	13.12	0.31	(0.05)	0.26	(0.27)	(0.79)
6/30/2014	12.15	0.33	1.70	2.03	(0.27)	(0.79)
6/30/2013	11.64	0.38	1.19	1.57	(0.36)	(0.70)
Institutional Class
6/30/2017	$11.09	$0.32	$1.21	$1.53	$(0.36)	$(0.68)
6/30/2016	12.40	0.33	(0.57)	(0.24)	(0.39)	(0.68)
6/30/2015	13.19	0.32	(0.05)	0.27	(0.27)	(0.79)
6/30/2014	12.20	0.35	1.70	2.05	(0.27)	(0.79)
6/30/2013	11.67	0.39	1.20	1.59	(0.36)	(0.70)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.

114	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)		Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(1.00)	$11.24		13.88%		$1,091,888	1.29%	1.29%	2.45%	159%
(1.05)	10.80		(2.02)		1,009,542	1.34	1.34	2.56	94
(1.05)	12.12		1.80		897,530	1.32	1.32	2.16	84
(1.05)	12.95	(c)	17.03	(c)	863,378	1.32	1.32	2.34	114
(1.05)	12.02	(c)	13.63	(c)	473,578	1.32	1.32	2.88	193

$(0.93)	$10.44		13.08%		$1,090,887	2.04%	2.04%	1.70%	159%
(1.02)	10.10		(2.79)		1,159,303	2.09	2.09	1.81	94
(1.03)	11.46		0.95		1,195,391	2.07	2.07	1.41	84
(1.03)	12.38	(c)	16.14	(c)	933,126	2.07	2.07	1.59	114
(1.02)	11.59	(c)	12.78	(c)	482,554	2.07	2.07	2.13	193

$(0.97)	$11.24		13.59%		$1,781	1.54%	1.54%	2.20%	159%
(1.04)	10.80		(2.31)		2,261	1.59	1.59	2.30	94
(1.05)	12.14		1.49		2,543	1.57	1.57	1.89	84
(1.05)	13.00	(c)	16.71	(c)	3,733	1.57	1.57	2.09	114
(1.04)	12.08	(c)	13.38	(c)	2,547	1.57	1.57	2.61	193

$(1.03)	$11.48		14.14%		$690,147	1.04%	1.04%	2.69%	159%
(1.06)	11.01		(1.81)		560,425	1.09	1.09	2.81	94
(1.06)	12.32		2.07		676,865	1.07	1.07	2.42	84
(1.06)	13.12	(c)	17.26	(c)	443,278	1.07	1.07	2.59	114
(1.06)	12.15	(c)	13.97	(c)	212,734	1.07	1.07	3.13	193

$(1.04)	$11.58		14.33%		$342,652	0.94%	0.94%	2.76%	159%
(1.07)	11.09		(1.76)		181,890	0.99	0.99	2.91	94
(1.06)	12.40		2.17		190,675	0.97	0.97	2.51	84
(1.06)	13.19	(c)	17.38	(c)	163,155	0.97	0.97	2.71	114
(1.06)	12.20	(c)	14.14	(c)	126,146	0.97	0.97	3.23	193

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	115

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year
AllianzGI Mid-Cap:
Class A
6/30/2017	$3.40	$(0.01)	$0.62	$0.61	$(0.27)	$3.74
6/30/2016	3.65	(0.01)	(0.03)	(0.04)	(0.21)	3.40
6/30/2015	3.92	(0.01)	0.28	0.27	(0.54)	3.65
6/30/2014	3.20	(0.01)	0.73	0.72	—	3.92
6/30/2013	2.83	— (c)	0.60	0.60	(0.23)	3.20	(d)
Class C
6/30/2017	$2.96	$(0.04)	$0.54	$0.50	$(0.27)	$3.19
6/30/2016	3.22	(0.03)	(0.02)	(0.05)	(0.21)	2.96
6/30/2015	3.55	(0.04)	0.25	0.21	(0.54)	3.22
6/30/2014	2.92	(0.03)	0.66	0.63	—	3.55
6/30/2013	2.62	(0.02)	0.55	0.53	(0.23)	2.92	(d)
Class R
6/30/2017	$3.37	$(0.02)	$0.61	$0.59	$(0.27)	$3.69
6/30/2016	3.62	(0.02)	(0.02)	(0.04)	(0.21)	3.37
6/30/2015	3.91	(0.02)	0.27	0.25	(0.54)	3.62
6/30/2014	3.20	(0.02)	0.73	0.71	—	3.91
6/30/2013	2.84	(0.01)	0.60	0.59	(0.23)	3.20	(d)
Class P
6/30/2017	$3.77	$(0.01)	$0.70	$0.69	$(0.27)	$4.19
6/30/2016	4.01	— (c)	(0.03)	(0.03)	(0.21)	3.77
6/30/2015	4.24	— (c)	0.31	0.31	(0.54)	4.01
6/30/2014	3.45	— (e)	0.79	0.79	—	4.24
6/30/2013	3.03	0.01	0.64	0.65	(0.23)	3.45	(d)
Institutional Class
6/30/2017	$3.78	$—	$0.70	$0.70	$(0.27)	$4.21
6/30/2016	4.02	— (e)	(0.03)	(0.03)	(0.21)	3.78
6/30/2015	4.25	— (c)	0.31	0.31	(0.54)	4.02
6/30/2014	3.46	0.01	0.78	0.79	—	4.25
6/30/2013	3.03	0.01	0.65	0.66	(0.23)	3.46	(d)
Administrative Class
6/30/2017	$3.56	$(0.01)	$0.66	$0.65	$(0.27)	$3.94
6/30/2016	3.80	(0.01)	(0.02)	(0.03)	(0.21)	3.56
6/30/2015	4.06	(0.01)	0.29	0.28	(0.54)	3.80
6/30/2014	3.32	— (c)	0.74	0.74	—	4.06
6/30/2013	2.92	— (c)	0.63	0.63	(0.23)	3.32	(d)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Actual amount rounds to less than $(0.01) per share.
(d)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Actual amount rounds to less than $0.01 per share.

116	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

18.89%	$112,947	1.13%	(0.40)%	77%
(1.05)	86,224	1.13	(0.26)	73
7.91	98,253	1.13	(0.38)	79
22.50	106,116	1.13	(0.18)	88
22.89 (d)	95,365	1.13	(0.02)	76

17.95%	$142,565	1.88%	(1.15)%	77%
(1.51)	162,104	1.88	(1.01)	73
6.98	183,765	1.88	(1.13)	79
21.58	193,481	1.88	(0.93)	88
21.99 (d)	176,602	1.88	(0.76)	76

18.45%	$2,345	1.38%	(0.65)%	77%
(1.05)	2,195	1.38	(0.51)	73
7.38	2,867	1.38	(0.63)	79
22.19	2,795	1.38	(0.44)	88
22.46 (d)	2,398	1.38	(0.23)	76

19.18%	$8,604	0.88%	(0.15)%	77%
(0.69)	2,009	0.88	(0.01)	73
8.31	2,010	0.88	(0.12)	79
22.90	1,339	0.88	0.07	88
23.02 (d)	1,077	0.88	0.21	76

19.39%	$26,788	0.78%	(0.05)%	77%
(0.69)	29,092	0.78	0.11	73
8.29	24,130	0.78	(0.04)	79
22.83	34,540	0.78	0.16	88
23.38 (d)	33,050	0.78	0.41	76

19.19%	$575	1.03%	(0.30)%	77%
(0.73)	488	1.03	(0.16)	73
7.88	532	1.03	(0.28)	79
22.29	494	1.03	(0.09)	88
23.21 (d)	1,453	1.03	(0.06)	76

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	117

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Dividend Value:
Class A
6/30/2017	$15.74	$0.34	$2.08	$2.42	$(0.37)	$(0.59)
6/30/2016	16.68	0.37	(0.92)	(0.55)	(0.39)	—
6/30/2015	17.12	0.33	(0.44)	(0.11)	(0.33)	—
6/30/2014	14.14	0.29	3.01	3.30	(0.32)	—
6/30/2013	11.87	0.33	2.25	2.58	(0.31)	—
Class C
6/30/2017	$15.86	$0.21	$2.10	$2.31	$(0.24)	$(0.59)
6/30/2016	16.83	0.25	(0.93)	(0.68)	(0.29)	—
6/30/2015	17.27	0.20	(0.43)	(0.23)	(0.21)	—
6/30/2014	14.27	0.18	3.02	3.20	(0.20)	—
6/30/2013	11.93	0.23	2.26	2.49	(0.15)	—
Class R
6/30/2017	$15.70	$0.29	$2.08	$2.37	$(0.33)	$(0.59)
6/30/2016	16.65	0.33	(0.92)	(0.59)	(0.36)	—
6/30/2015	17.09	0.28	(0.43)	(0.15)	(0.29)	—
6/30/2014	14.12	0.26	2.99	3.25	(0.28)	—
6/30/2013	11.84	0.30	2.24	2.54	(0.26)	—
Class P
6/30/2017	$15.83	$0.38	$2.09	$2.47	$(0.41)	$(0.59)
6/30/2016	16.77	0.41	(0.93)	(0.52)	(0.42)	—
6/30/2015	17.21	0.37	(0.43)	(0.06)	(0.38)	—
6/30/2014	14.21	0.34	3.01	3.35	(0.35)	—
6/30/2013	11.96	0.37	2.25	2.62	(0.37)	—
Institutional Class
6/30/2017	$15.82	$0.41	$2.08	$2.49	$(0.42)	$(0.59)
6/30/2016	16.76	0.42	(0.93)	(0.51)	(0.43)	—
6/30/2015	17.20	0.39	(0.43)	(0.04)	(0.40)	—
6/30/2014	14.20	0.35	3.02	3.37	(0.37)	—
6/30/2013	11.96	0.38	2.25	2.63	(0.39)	—
Class R6
6/30/2017	$15.80	$0.41	$2.09	$2.50	$(0.44)	$(0.59)
6/30/2016	16.74	0.42	(0.92)	(0.50)	(0.44)	—
6/30/2015	17.19	0.39	(0.42)	(0.03)	(0.42)	—
12/19/2013* - 6/30/2014	15.62	0.19	1.56	1.75	(0.18)	—
Administrative Class
6/30/2017	$15.92	$0.36	$2.11	$2.47	$(0.39)	$(0.59)
6/30/2016	16.87	0.39	(0.94)	(0.55)	(0.40)	—
6/30/2015	17.31	0.35	(0.44)	(0.09)	(0.35)	—
6/30/2014	14.29	0.31	3.04	3.35	(0.33)	—
6/30/2013	12.01	0.34	2.27	2.61	(0.33)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

118	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.96)	$17.20	15.55%	$599,510	0.99%	1.09%	2.02%	41%
—	15.74	(3.25)	814,993	1.07	1.07	2.34	42
—	16.68	(0.65)	1,363,171	1.05	1.05	1.92	44
—	17.12	23.50	1,913,130	1.05	1.05	1.89	26
—	14.14	21.88	1,683,290	1.06	1.06	2.52	32

$(0.83)	$17.34	14.67%	$274,212	1.74%	1.84%	1.28%	41%
—	15.86	(3.97)	347,825	1.82	1.82	1.59	42
—	16.83	(1.38)	440,554	1.80	1.80	1.18	44
—	17.27	22.51	497,725	1.80	1.80	1.14	26
—	14.27	20.94	449,708	1.81	1.81	1.77	32

$(0.92)	$17.15	15.24%	$130,630	1.24%	1.34%	1.77%	41%
—	15.70	(3.50)	157,199	1.32	1.32	2.09	42
—	16.65	(0.89)	226,101	1.30	1.30	1.68	44
—	17.09	23.16	272,790	1.30	1.30	1.65	26
—	14.12	21.56	261,167	1.31	1.31	2.27	32

$(1.00)	$17.30	15.79%	$639,847	0.74%	0.84%	2.27%	41%
—	15.83	(3.03)	1,057,863	0.82	0.82	2.60	42
—	16.77	(0.38)	1,543,701	0.80	0.80	2.18	44
—	17.21	23.82	1,446,734	0.80	0.80	2.15	26
—	14.21	22.11	1,247,867	0.81	0.81	2.77	32

$(1.01)	$17.30	15.96%	$731,788	0.64%	0.74%	2.44%	41%
—	15.82	(2.95)	2,233,140	0.72	0.72	2.69	42
—	16.76	(0.29)	3,402,951	0.70	0.70	2.27	44
—	17.20	23.96	4,078,876	0.70	0.70	2.24	26
—	14.20	22.25	3,751,107	0.71	0.71	2.87	32

$(1.03)	$17.27	16.01%	$95,755	0.59%	0.69%	2.44%	41%
—	15.80	(2.90)	128,994	0.67	0.67	2.72	42
—	16.74	(0.22)	119,483	0.65	0.65	2.30	44
—	17.19	11.27	968	0.65 (c)	0.65 (c)	2.13 (c)	26

$(0.98)	$17.41	15.68%	$345,533	0.89%	0.99%	2.11%	41%
—	15.92	(3.19)	387,993	0.97	0.97	2.44	42
—	16.87	(0.55)	628,008	0.95	0.95	2.03	44
—	17.31	23.64	871,543	0.95	0.95	1.99	26
—	14.29	21.96	864,167	0.96	0.96	2.61	32

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	119

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI NFJ International Value:
Class A
6/30/2017	$16.32	$0.34	$1.92	$2.26	$(0.45)	$18.13
6/30/2016	21.61	0.37	(5.15)	(4.78)	(0.51)	16.32
6/30/2015	24.17	0.41	(2.40)	(1.99)	(0.57)	21.61
6/30/2014	20.80	0.46	3.32	3.78	(0.41)	24.17
6/30/2013	18.80	0.44	1.84	2.28	(0.28)	20.80
Class C
6/30/2017	$16.09	$0.23	$1.86	$2.09	$(0.32)	$17.86
6/30/2016	21.37	0.24	(5.08)	(4.84)	(0.44)	16.09
6/30/2015	23.91	0.24	(2.37)	(2.13)	(0.41)	21.37
6/30/2014	20.62	0.28	3.29	3.57	(0.28)	23.91
6/30/2013	18.65	0.27	1.83	2.10	(0.13)	20.62
Class R
6/30/2017	$16.35	$0.33	$1.88	$2.21	$(0.41)	$18.15
6/30/2016	21.66	0.35	(5.17)	(4.82)	(0.49)	16.35
6/30/2015	24.23	0.37	(2.41)	(2.04)	(0.53)	21.66
6/30/2014	20.87	0.42	3.31	3.73	(0.37)	24.23
6/30/2013	18.89	0.42	1.81	2.23	(0.25)	20.87
Class P
6/30/2017	$16.40	$0.40	$1.90	$2.30	$(0.49)	$18.21
6/30/2016	21.70	0.43	(5.18)	(4.75)	(0.55)	16.40
6/30/2015	24.28	0.48	(2.41)	(1.93)	(0.65)	21.70
6/30/2014	20.88	0.51	3.34	3.85	(0.45)	24.28
6/30/2013	18.90	0.50	1.85	2.35	(0.37)	20.88
Institutional Class
6/30/2017	$16.42	$0.37	$1.95	$2.32	$(0.50)	$18.24
6/30/2016	21.71	0.40	(5.13)	(4.73)	(0.56)	16.42
6/30/2015	24.29	0.50	(2.42)	(1.92)	(0.66)	21.71
6/30/2014	20.88	0.52	3.36	3.88	(0.47)	24.29
6/30/2013	18.92	0.53	1.83	2.36	(0.40)	20.88
Class R6
6/30/2017	$16.38	$0.40	$1.93	$2.33	$(0.52)	$18.19
6/30/2016	21.68	0.48	(5.20)	(4.72)	(0.58)	16.38
6/30/2015	24.28	0.55	(2.46)	(1.91)	(0.69)	21.68
12/19/2013* - 6/30/2014	22.59	0.59	1.30	1.89	(0.20)	24.28
Administrative Class
6/30/2017	$16.37	$0.36	$1.92	$2.28	$(0.46)	$18.19
6/30/2016	21.68	0.42	(5.20)	(4.78)	(0.53)	16.37
6/30/2015	24.25	0.45	(2.41)	(1.96)	(0.61)	21.68
6/30/2014	20.83	0.46	3.36	3.82	(0.40)	24.25
6/30/2013	18.89	0.48	1.82	2.30	(0.36)	20.83

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

120	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

13.99%	$127,642	1.30%	1.35%	2.01%	63%
(22.28)	258,429	1.29	1.32	2.04	50
(8.30)	466,262	1.27	1.30	1.83	54
18.25	924,201	1.24	1.29	2.01	33
12.08	855,773	1.22	1.30	2.10	19

13.10%	$54,546	2.05%	2.10%	1.37%	63%
(22.81)	83,722	2.04	2.07	1.33	50
(8.99)	154,476	2.02	2.05	1.09	54
17.36	203,445	1.99	2.04	1.23	33
11.21	198,600	1.97	2.05	1.30	19

13.68%	$11,300	1.55%	1.60%	1.91%	63%
(22.43)	13,915	1.54	1.57	1.89	50
(8.52)	22,511	1.52	1.55	1.63	54
17.95	28,344	1.49	1.54	1.85	33
11.75	18,306	1.47	1.55	1.99	19

14.20%	$148,540	1.05%	1.10%	2.34%	63%
(22.07)	350,745	1.04	1.07	2.34	50
(8.04)	659,204	1.02	1.05	2.15	54
18.54	500,111	0.99	1.04	2.24	33
12.35	458,708	0.97	1.05	2.34	19

14.33%	$74,272	0.95%	1.00%	2.18%	63%
(21.97)	309,622	0.94	0.97	2.17	50
(7.98)	1,095,977	0.92	0.95	2.21	54
18.68	1,392,488	0.89	0.94	2.29	33
12.49	1,311,993	0.87	0.95	2.50	19

14.42%	$28,460	0.90%	0.95%	2.33%	63%
(21.97)	55,751	0.89	0.92	2.64	50
(7.94)	66,164	0.87	0.90	2.51	54
8.38	1,441	0.87 (c)	0.89 (c)	4.65 (c)	33

14.09%	$4,973	1.20%	1.25%	2.08%	63%
(22.22)	14,487	1.19	1.22	2.31	50
(8.18)	19,020	1.17	1.20	2.00	54
18.42	20,604	1.14	1.19	2.01	33
12.18	40,909	1.12	1.20	2.26	19

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	121

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)		Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Year
AllianzGI NFJ Large-Cap Value:
Class A
6/30/2017	$20.34	$0.36	$3.97	(c)	$4.33	$(0.36)	$24.31	(c)
6/30/2016	21.44	0.37	(1.09)		(0.72)	(0.38)	20.34
6/30/2015	21.13	0.35	0.30		0.65	(0.34)	21.44
6/30/2014	17.56	0.32	3.57		3.89	(0.32)	21.13
6/30/2013	14.56	0.32	3.03		3.35	(0.35)	17.56
Class C
6/30/2017	$20.50	$0.19	$4.01	(c)	$4.20	$(0.13)	$24.57	(c)
6/30/2016	21.57	0.22	(1.09)		(0.87)	(0.20)	20.50
6/30/2015	21.22	0.19	0.30		0.49	(0.14)	21.57
6/30/2014	17.64	0.18	3.57		3.75	(0.17)	21.22
6/30/2013	14.53	0.20	3.04		3.24	(0.13)	17.64
Class R
6/30/2017	$20.51	$0.30	$4.02	(c)	$4.32	$(0.28)	$24.55	(c)
6/30/2016	21.60	0.32	(1.09)		(0.77)	(0.32)	20.51
6/30/2015	21.26	0.30	0.30		0.60	(0.26)	21.60
6/30/2014	17.67	0.27	3.60		3.87	(0.28)	21.26
6/30/2013	14.63	0.28	3.04		3.32	(0.28)	17.67
Class P
6/30/2017	$20.56	$0.42	$4.01	(c)	$4.43	$(0.46)	$24.53	(c)
6/30/2016	21.68	0.42	(1.09)		(0.67)	(0.45)	20.56
6/30/2015	21.42	0.41	0.31		0.72	(0.46)	21.68
6/30/2014	17.80	0.37	3.62		3.99	(0.37)	21.42
6/30/2013	14.78	0.37	3.07		3.44	(0.42)	17.80
Institutional Class
6/30/2017	$20.27	$0.43	$3.97	(c)	$4.40	$(0.47)	$24.20	(c)
6/30/2016	21.39	0.44	(1.09)		(0.65)	(0.47)	20.27
6/30/2015	21.13	0.42	0.31		0.73	(0.47)	21.39
6/30/2014	17.56	0.39	3.57		3.96	(0.39)	21.13
6/30/2013	14.60	0.38	3.02		3.40	(0.44)	17.56
Administrative Class
6/30/2017	$20.61	$0.38	$4.04	(c)	$4.42	$(0.39)	$24.64	(c)
6/30/2016	21.73	0.39	(1.10)		(0.71)	(0.41)	20.61
6/30/2015	21.26	0.39	0.29		0.68	(0.21)	21.73
6/30/2014	17.67	0.34	3.59		3.93	(0.34)	21.26
6/30/2013	14.66	0.34	3.05		3.39	(0.38)	17.67

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Payments from securities litigation increased net realized and change in unrealized gain (loss) and net asset value per share by approximately $0.65 for Class A; $0.68 for Class C; $0.71 for Class R; $0.75 for Class P; $0.57 for Institutional Class and $0.65 for Administrative Class. The increase in total return per class was approximately 3.24% for Class A; 3.33% for Class C; 3.50% for Class R; 3.72% for Class P; 2.87% for Institutional Class and 3.21% for Administrative Class. See Note 1(c) in the Notes to Financial Statements.

122	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)		Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

21.42	%(c)	$151,306	1.02%	1.12%	1.60%	67%
(3.30)		150,436	1.11	1.11	1.82	51
3.06		145,039	1.11	1.11	1.63	26
22.30		172,182	1.11	1.11	1.65	22
23.21		164,174	1.11	1.11	2.00	23

20.52	%(c)	$70,159	1.77%	1.87%	0.86%	67%
(4.04)		79,758	1.86	1.86	1.06	51
2.28		94,367	1.86	1.86	0.88	26
21.35		103,838	1.86	1.86	0.90	22
22.35		97,106	1.86	1.86	1.25	23

21.14	%(c)	$6,997	1.27%	1.37%	1.35%	67%
(3.53)		7,200	1.36	1.36	1.56	51
2.80		8,641	1.36	1.36	1.39	26
22.00		11,546	1.36	1.36	1.40	22
22.86		8,507	1.36	1.36	1.76	23

21.71	%(c)	$18,164	0.77%	0.87%	1.85%	67%
(3.06)		14,197	0.86	0.86	2.06	51
3.35		17,699	0.86	0.86	1.88	26
22.57		12,148	0.86	0.86	1.90	22
23.51		10,265	0.86	0.86	2.25	23

21.88	%(c)	$114,377	0.67%	0.77%	1.95%	67%
(2.99)		150,909	0.76	0.76	2.18	51
3.44		312,294	0.76	0.76	1.97	26
22.73		431,318	0.76	0.76	2.00	22
23.58		366,609	0.76	0.76	2.35	23

21.58	%(c)	$1,272	0.92%	1.02%	1.71%	67%
(3.23)		1,345	1.01	1.01	1.91	51
3.20		1,655	1.01	1.01	1.79	26
22.38		6,391	1.01	1.01	1.76	22
23.28		6,830	1.01	1.01	2.10	23

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	123

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Mid-Cap Value:
Class A
6/30/2017	$24.37	$0.36	$7.03	(d)	$7.39	$(0.33)	$(0.02)
6/30/2016	25.82	0.45	(0.87)		(0.42)	(0.32)	(0.71)
6/30/2015	25.52	0.31	0.36		0.67	(0.37)	—
6/30/2014	20.33	0.29	5.10		5.39	(0.20)	—
6/30/2013	16.85	0.27	3.56		3.83	(0.35)	—
Class C
6/30/2017	$20.43	$0.13	$5.87	(d)	$6.00	$(0.19)	$(0.02)
6/30/2016	21.83	0.23	(0.73)		(0.50)	(0.19)	(0.71)
6/30/2015	21.66	0.10	0.30		0.40	(0.23)	—
6/30/2014	17.30	0.10	4.34		4.44	(0.08)	—
6/30/2013	14.40	0.11	3.04		3.15	(0.25)	—
Class R
6/30/2017	$21.26	$0.26	$6.13	(d)	$6.39	$(0.23)	$(0.02)
6/30/2016	22.68	0.34	(0.76)		(0.42)	(0.29)	(0.71)
6/30/2015	22.48	0.22	0.32		0.54	(0.34)	—
6/30/2014	17.95	0.21	4.49		4.70	(0.17)	—
6/30/2013	14.93	0.20	3.14		3.34	(0.32)	—
Class P
6/30/2017	$20.27	$0.32	$5.87	(d)	$6.19	$(0.43)	$(0.02)
6/30/2016	21.70	0.43	(0.74)		(0.31)	(0.41)	(0.71)
6/30/2015	21.57	0.33	0.29		0.62	(0.49)	—
6/30/2014	17.23	0.29	4.32		4.61	(0.27)	—
6/30/2013	14.38	0.26	3.04		3.30	(0.45)	—
Institutional Class
6/30/2017	$25.88	$0.48	$7.47	(d)	$7.95	$(0.40)	$(0.02)
6/30/2016	27.33	0.56	(0.90)		(0.34)	(0.40)	(0.71)
6/30/2015	26.99	0.43	0.37		0.80	(0.46)	—
6/30/2014	21.49	0.41	5.38		5.79	(0.29)	—
6/30/2013	17.80	0.36	3.76		4.12	(0.43)	—
Administrative Class
6/30/2017	$25.08	$0.40	$7.24	(d)	$7.64	$(0.35)	$(0.02)
6/30/2016	26.54	0.49	(0.89)		(0.40)	(0.35)	(0.71)
6/30/2015	26.23	0.35	0.37		0.72	(0.41)	—
6/30/2014	20.89	0.32	5.25		5.57	(0.23)	—
6/30/2013	17.30	0.30	3.65		3.95	(0.36)	—

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from securities litigation increased net realized and change in unrealized gain (loss) and net asset value per share by approximately $1.41 for Class A; $1.23 for Class C; $1.13 for Class R; $1.93 for Class P; $1.19 for Institutional Class and $1.63 for Administrative Class. The increase in total return per class was approximately 5.86% for Class A; 6.08% for Class C; 5.37% for Class R; 9.70% for Class P; 4.66% for Institutional Class and 6.58% for Administrative Class. See Note 1(c) in the Notes to Financial Statements.

124	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year		Total Return (b)		Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.35)	$31.41	(d)	30.53	%(d)	$480,691	1.21	%(c)	1.30	%(c)	45%
(1.03)	24.37		(1.46)		363,166	1.23	(c)	1.88	(c)	50
(0.37)	25.82		2.66		408,706	1.26	(c)	1.23	(c)	48
(0.20)	25.52		26.63		459,875	1.26	(c)	1.28	(c)	40
(0.35)	20.33		22.94		409,581	1.26		1.46		28

$(0.21)	$26.22	(d)	29.52	%(d)	$168,922	1.96	%(c)	0.59	%(c)	45%
(0.90)	20.43		(2.16)		173,304	1.98	(c)	1.13	(c)	50
(0.23)	21.83		1.88		198,432	2.01	(c)	0.48	(c)	48
(0.08)	21.66		25.72		217,181	2.01	(c)	0.53	(c)	40
(0.25)	17.30		22.02		194,591	2.01		0.71		28

$(0.25)	$27.40	(d)	30.19	%(d)	$5,591	1.46	%(c)	1.09	%(c)	45%
(1.00)	21.26		(1.70)		6,969	1.48	(c)	1.58	(c)	50
(0.34)	22.68		2.43		11,665	1.51	(c)	0.96	(c)	48
(0.17)	22.48		26.29		14,103	1.51	(c)	1.01	(c)	40
(0.32)	17.95		22.59		12,738	1.51		1.21		28

$(0.45)	$26.01	(d)	30.82	%(d)	$52,167	0.96	%(c)	1.39	%(c)	45%
(1.12)	20.27		(1.19)		17,268	0.98	(c)	2.14	(c)	50
(0.49)	21.70		2.93		15,307	1.01	(c)	1.55	(c)	48
(0.27)	21.57		26.92		6,687	1.01	(c)	1.50	(c)	40
(0.45)	17.23		23.28		6,707	1.01		1.64		28

$(0.42)	$33.41	(d)	30.95	%(d)	$53,333	0.86	%(c)	1.66	%(c)	45%
(1.11)	25.88		(1.08)		55,877	0.88	(c)	2.16	(c)	50
(0.46)	27.33		3.01		92,289	0.91	(c)	1.60	(c)	48
(0.29)	26.99		27.09		89,928	0.91	(c)	1.66	(c)	40
(0.43)	21.49		23.39		66,059	0.91		1.84		28

$(0.37)	$32.35	(d)	30.66	%(d)	$5,120	1.11	%(c)	1.40	%(c)	45%
(1.06)	25.08		(1.36)		3,792	1.13	(c)	1.98	(c)	50
(0.41)	26.54		2.77		4,698	1.16	(c)	1.33	(c)	48
(0.23)	26.23		26.77		4,961	1.16	(c)	1.36	(c)	40
(0.36)	20.89		23.07		4,737	1.16		1.56		28

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	125

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value:
Class A
6/30/2017	$20.82	$0.30	$4.12	$4.42	$(0.32)	$(0.56)
6/30/2016	25.91	0.41	(1.92)	(1.51)	(0.35)	(3.23)
6/30/2015	35.24	0.41	(1.95)	(1.54)	(0.67)	(7.12)
6/30/2014	31.96	0.39	6.96	7.35	(0.35)	(3.72)
6/30/2013	28.25	0.53	5.41	5.94	(0.38)	(1.85)
Class C
6/30/2017	$19.02	$0.12	$3.75	$3.87	$(0.19)	$(0.56)
6/30/2016	23.99	0.23	(1.78)	(1.55)	(0.19)	(3.23)
6/30/2015	33.27	0.17	(1.85)	(1.68)	(0.48)	(7.12)
6/30/2014	30.40	0.13	6.59	6.72	(0.13)	(3.72)
6/30/2013	26.97	0.29	5.16	5.45	(0.17)	(1.85)
Class R
6/30/2017	$21.87	$0.25	$4.34	$4.59	$(0.26)	$(0.56)
6/30/2016	26.99	0.37	(1.99)	(1.62)	(0.27)	(3.23)
6/30/2015	36.37	0.34	(2.02)	(1.68)	(0.58)	(7.12)
6/30/2014	32.87	0.31	7.17	7.48	(0.26)	(3.72)
6/30/2013	28.96	0.47	5.56	6.03	(0.27)	(1.85)
Class P
6/30/2017	$22.74	$0.36	$4.54	$4.90	$(0.39)	$(0.56)
6/30/2016	27.92	0.51	(2.06)	(1.55)	(0.40)	(3.23)
6/30/2015	37.36	0.51	(2.07)	(1.56)	(0.76)	(7.12)
6/30/2014	33.59	0.48	7.37	7.85	(0.36)	(3.72)
6/30/2013	29.59	0.64	5.67	6.31	(0.46)	(1.85)
Institutional Class
6/30/2017	$22.84	$0.42	$4.53	$4.95	$(0.41)	$(0.56)
6/30/2016	28.05	0.55	(2.08)	(1.53)	(0.45)	(3.23)
6/30/2015	37.46	0.56	(2.07)	(1.51)	(0.78)	(7.12)
6/30/2014	33.73	0.56	7.36	7.92	(0.47)	(3.72)
6/30/2013	29.70	0.69	5.70	6.39	(0.51)	(1.85)
Class R6
6/30/2017	$22.79	$0.41	$4.55	$4.96	$(0.44)	$(0.56)
6/30/2016	28.02	0.56	(2.08)	(1.52)	(0.48)	(3.23)
6/30/2015	37.47	0.40	(1.90)	(1.50)	(0.83)	(7.12)
12/19/2013* - 6/30/2014	34.19	0.29	2.99	3.28	—	—
Administrative Class
6/30/2017	$20.78	$0.33	$4.11	$4.44	$(0.36)	$(0.56)
6/30/2016	25.87	0.45	(1.92)	(1.47)	(0.39)	(3.23)
6/30/2015	35.19	0.46	(1.96)	(1.50)	(0.70)	(7.12)
6/30/2014	31.92	0.44	6.95	7.39	(0.40)	(3.72)
6/30/2013	28.23	0.58	5.39	5.97	(0.43)	(1.85)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

126	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return(b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.88)	$24.36		21.38%		$788,438	1.20	%(c)	1.24	%(c)	1.31	%(c)	30%
(3.58)	20.82		(5.31)		1,037,525	1.22	(c)	1.23	(c)	1.88	(c)	48
(7.79)	25.91	(d)	(3.77	)(d)	1,592,000	1.18		1.21		1.39		42
(4.07)	35.24		24.36		2,250,556	1.17		1.21		1.15		29
(2.23)	31.96		22.10		2,139,306	1.18		1.18		1.77		31

$(0.75)	$22.14		20.45%		$135,225	1.95	%(c)	1.99	%(c)	0.56	%(c)	30%
(3.42)	19.02		(5.99)		175,139	1.97	(c)	1.98	(c)	1.14	(c)	48
(7.60)	23.99	(d)	(4.52	)(d)	259,629	1.93		1.96		0.63		42
(3.85)	33.27		23.43		342,352	1.92		1.96		0.40		29
(2.02)	30.40		21.25		326,520	1.93		1.93		1.02		31

$(0.82)	$25.64		21.09%		$51,759	1.45	%(c)	1.49	%(c)	1.04	%(c)	30%
(3.50)	21.87		(5.52)		64,707	1.47	(c)	1.48	(c)	1.62	(c)	48
(7.70)	26.99	(d)	(4.06	)(d)	97,345	1.43		1.46		1.13		42
(3.98)	36.37		24.06		131,571	1.42		1.46		0.90		29
(2.12)	32.87		21.82		132,478	1.43		1.43		1.50		31

$(0.95)	$26.69		21.66%		$72,679	0.95	%(c)	0.99	%(c)	1.42	%(c)	30%
(3.63)	22.74		(5.01)		58,556	0.97	(c)	0.98	(c)	2.13	(c)	48
(7.88)	27.92	(d)	(3.58	)(d)	106,077	0.93		0.96		1.63		42
(4.08)	37.36		24.68		93,195	0.92		0.96		1.34		29
(2.31)	33.59		22.43		125,247	0.93		0.93		2.03		31

$(0.97)	$26.82		21.82%		$1,213,861	0.83	%(c)	0.89	%(c)	1.68	%(c)	30%
(3.68)	22.84		(4.93)		1,800,472	0.82	(c)	0.88	(c)	2.28	(c)	48
(7.90)	28.05(d	)	(3.40	)(d)	2,866,196	0.78		0.86		1.78		42
(4.19)	37.46		24.85		3,749,112	0.77		0.86		1.55		29
(2.36)	33.73		22.63		3,537,603	0.78		0.83		2.17		31

$(1.00)	$26.75		21.90%		$464,279	0.79	%(c)	0.84	%(c)	1.60	%(c)	30%
(3.71)	22.79		(4.86)		371,453	0.77	(c)	0.83	(c)	2.39	(c)	48
(7.95)	28.02	(d)	(3.37	)(d)	235,613	0.73		0.81		1.36		42
—	37.47		9.59		27,994	0.72	(e)	0.81	(e)	1.49	(e)	29

$(0.92)	$24.30		21.52%		$365,241	1.09	%(c)	1.14	%(c)	1.43	%(c)	30%
(3.62)	20.78		(5.11)		494,621	1.07	(c)	1.13	(c)	2.03	(c)	48
(7.82)	25.87	(d)	(3.62	)(d)	811,305	1.03		1.11		1.54		42
(4.12)	35.19		24.55		1,220,261	1.02		1.11		1.30		29
(2.28)	31.92		22.30		1,209,716	1.03		1.08		1.92		31

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.00%, respectively.
(e)	Annualized, unless otherwise noted.

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	127

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Small-Cap Blend:
Class A
6/30/2017	$16.71	$0.03	$3.79	$3.82	$(0.01)	$(0.01)
6/30/2016	18.41	0.03	(1.14)	(1.11)	(0.09)	(0.50)
6/30/2015	18.28	0.09	0.93	1.02	(0.05)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.08	3.38	3.46	(0.06)	(0.12)
Class C
6/30/2017	$16.48	$(0.11)	$3.71	$3.60	$— (e)	$(0.01)
6/30/2016	18.20	(0.10)	(1.12)	(1.22)	— (e)	(0.50)
6/30/2015	18.16	(0.05)	0.93	0.88	— (e)	(0.84)
7/2/2013* - 6/30/2014	15.00	(0.07)	3.40	3.33	(0.05)	(0.12)
Class P
6/30/2017	$16.77	$0.07	$3.81	$3.88	$(0.01)	$(0.01)
6/30/2016	18.49	0.07	(1.15)	(1.08)	(0.14)	(0.50)
6/30/2015	18.33	0.13	0.95	1.08	(0.08)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.10	3.41	3.51	(0.06)	(0.12)
Institutional Class
6/30/2017	$16.84	$0.10	$3.81	$3.91	$(0.01)	$(0.01)
6/30/2016	18.49	0.08	(1.13)	(1.05)	(0.10)	(0.50)
6/30/2015	18.34	0.15	0.94	1.09	(0.10)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.11	3.42	3.53	(0.07)	(0.12)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.
(e)	Actual amount rounds to less than $(0.01) per share.

128	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.02)	$20.51	(c)	22.82	%(c)	$39,509	1.31%		1.31%		0.15%		152%
(0.59)	16.71		(6.02)		32,660	1.27		1.31		0.17		139
(0.89)	18.41		6.01		38,579	1.24		1.30		0.47		148
(0.18)	18.28		23.15		103	1.31	(d)	3.19	(d)	0.46	(d)	119

$(0.01)	$20.07	(c)	21.82	%(c)	$32,802	2.06%		2.06%		(0.60)%		152%
(0.50)	16.48		(6.72)		36,607	2.02		2.06		(0.58)		139
(0.84)	18.20		5.27		44,067	1.99		2.05		(0.29)		148
(0.17)	18.16		22.28		39	2.06	(d)	3.99	(d)	(0.38	)(d)	119

$(0.02)	$20.63	(c)	23.12	%(c)	$3,425	1.06%		1.06%		0.39%		152%
(0.64)	16.77		(5.82)		3,246	1.02		1.06		0.43		139
(0.92)	18.49		6.36		2,143	0.99		1.05		0.73		148
(0.18)	18.33		23.43		13	1.06	(d)	3.40	(d)	0.56	(d)	119

$(0.02)	$20.73	(c)	23.22	%(c)	$3,037	0.96%		0.96%		0.52%		152%
(0.60)	16.84		(5.69)		2,738	0.92		0.96		0.46		139
(0.94)	18.49		6.41		6,656	0.93		0.95		0.86		148
(0.19)	18.34		23.56		6,277	0.96	(d)	3.30	(d)	0.66	(d)	119

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	129

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year
AllianzGI Technology:
Class A
6/30/2017	$48.03	$(0.17	)(e)	$15.75	$15.58	$(2.79)	$60.82	(e)
6/30/2016	58.15	(0.38)		(1.07)	(1.45)	(8.67)	48.03
6/30/2015	63.49	(0.54)		6.49	5.95	(11.29)	58.15
6/30/2014	50.70	(0.54)		17.81	17.27	(4.48)	63.49
6/30/2013	45.66	(0.30)		8.11	7.81	(2.77)	50.70
Class C
6/30/2017	$39.80	$(0.46	)(e)	$12.88	$12.42	$(2.79)	$49.43	(e)
6/30/2016	49.98	(0.66)		(0.85)	(1.51)	(8.67)	39.80
6/30/2015	56.46	(0.87)		5.68	4.81	(11.29)	49.98
6/30/2014	45.82	(0.88)		16.00	15.12	(4.48)	56.46
6/30/2013	41.83	(0.59)		7.35	6.76	(2.77)	45.82
Class P
6/30/2017	$51.80	$(0.00	)(d)(e)	$17.02	$17.02	$(2.79)	$66.03	(e)
6/30/2016	61.90	(0.27)		(1.16)	(1.43)	(8.67)	51.80
6/30/2015	66.74	(0.42)		6.87	6.45	(11.29)	61.90
6/30/2014	52.97	(0.42)		18.67	18.25	(4.48)	66.74
6/30/2013	47.48	(0.18)		8.44	8.26	(2.77)	52.97
Institutional Class
6/30/2017	$52.43	$0.06	(e)	$17.24	$17.30	$(2.79)	$66.94	(e)
6/30/2016	62.49	(0.24)		(1.15)	(1.39)	(8.67)	52.43
6/30/2015	67.21	(0.36)		6.93	6.57	(11.29)	62.49
6/30/2014	53.27	(0.36)		18.78	18.42	(4.48)	67.21
6/30/2013	47.68	(0.14)		8.50	8.36	(2.77)	53.27
Administrative Class
6/30/2017	$50.18	$(0.23	)(e)	$16.60	$16.37	$(2.79)	$63.76	(e)
6/30/2016	60.32	(0.36)		(1.11)	(1.47)	(8.67)	50.18
6/30/2015	65.40	(0.50)		6.71	6.21	(11.29)	60.32
6/30/2014	52.06	(0.50)		18.32	17.82	(4.48)	65.40
6/30/2013	46.77	(0.25)		8.31	8.06	(2.77)	52.06

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Actual amount rounds to less than $(0.01) per share.
(e)	An out of period adjustment of $3,694,541, which is included in miscellaneous income, related to income earned in previous years, decreased net investment loss per share and increased net asset value per share by approximately $0.15 for Class A; $0.13 for Class C; $0.20 for Class P; $0.20 for Institutional Class and $0.04 for Administrative Class. The increase in total return and decrease in ratio of net investment loss to average net assets relating to this income for each share class was approximately 0.33% and 0.28% for Class A; 0.35% and 0.29% for Class C; 0.40% and 0.33% for Class P; 0.40% and 0.32% for Institutional Class; 0.09% and 0.08% for Administrative Class, respectively. See Note 1(c) in the Notes to Financial Statements.

130	Annual Report	| June 30, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)		Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

33.69	%(e)	$452,039	1.51	%(c)	1.61	%(c)	(0.31	)%(c)(e)	128%
(3.24)		417,305	1.66(c	)	1.66(c	)	(0.74	)(c)	171
10.33		340,765	1.61		1.61		(0.90)		165
35.10		330,421	1.59		1.59		(0.92)		152
17.95		259,132	1.57		1.57		(0.63)		161

32.69	%(e)	$113,411	2.26	%(c)	2.36	%(c)	(1.05	)%(c)(e)	128%
(3.95)		112,423	2.41	(c)	2.41	(c)	(1.53	)(c)	171
9.51		130,395	2.36		2.36		(1.65)		165
34.08		127,243	2.34		2.34		(1.67)		152
17.08		104,421	2.32		2.32		(1.37)		161

34.03	%(e)	$59,369	1.26	%(c)	1.35	%(c)	(0.01	)%(c)(e)	128%
(2.99)		44,881	1.41	(c)	1.41	(c)	(0.50	)(c)	171
10.62		53,710	1.36		1.36		(0.66)		165
35.43		45,425	1.34		1.34		(0.67)		152
18.24		33,833	1.32		1.32		(0.38)		161

34.16	%(e)	$736,162	1.16	%(c)	1.25	%(c)	0.09	%(c)(e)	128%
(2.89)		518,761	1.31	(c)	1.31	(c)	(0.43	)(c)	171
10.71		617,315	1.26		1.26		(0.55)		165
35.56		544,216	1.24		1.24		(0.57)		152
18.38		399,840	1.22		1.22		(0.28)		161

33.83	%(e)	$15,062	1.44	%(c)	1.52	%(c)	(0.41	)%(c)(e)	128%
(3.15)		62,913	1.56	(c)	1.56	(c)	(0.68	)(c)	171
10.44		72,947	1.51		1.51		(0.80)		165
35.25		65,147	1.49		1.49		(0.82)		152
18.06		49,124	1.47		1.47		(0.53)		161

See accompanying Notes to Financial Statements	| June 30, 2017 |	Annual Report	131

Notes to Financial Statements

June 30, 2017

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies. As of June 30, 2017, the Trust consisted of fourteen separate investment funds (each a “Fund” and collectively the “Funds”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Adviser”) serves as the Funds’ investment adviser and during the reporting period, NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”), an affiliate of the Investment Adviser served as the sub-adviser to certain Funds. On October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”), previously the Funds’ investment adviser, merged with and into AllianzGI U.S., previously the sub-adviser to certain Funds (the “Merger”). In connection with the Merger, AllianzGI U.S. succeeded AGIFM as the investment manager of the Funds and NFJ Investment Group LLC continued to serve as a sub-adviser to certain Funds through June 30, 2017. Following the Merger, all Funds for which AllianzGI U.S. served as sub-adviser on September 30, 2016, no longer have a sub-adviser. On July 1, 2017, NFJ merged with and into AllianzGI U.S. (the “NFJ Merger’’). Following the NFJ Merger, all Funds for which NFJ served as sub-adviser on June 30, 2017, no longer have a sub-adviser. Neither the Merger, nor the NFJ Merger resulted in any personnel changes and otherwise had no practical effect on the management of the Funds. The Investment Adviser is, and NFJ prior to its merger with and into AllianzGI U.S. on July 1, 2017, was, an indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative.

The following Funds sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”), an indirect wholly-owned subsidiary of Allianz SE, during the year ended June 30, 2016:

AllianzGI Emerging Markets Opportunities
Class	Date	Shares	Amount
R6	12/14/15	471	$10,000

AllianzGI Focused Growth
Class	Date	Shares	Amount
R6	12/14/15	267	$10,000

The investment objective of AllianzGI Emerging Markets Opportunities is to seek maximum long-term capital appreciation. The investment objective of AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Mid-Cap, AllianzGI Small-Cap Blend, and AllianzGI Technology is to seek long-term capital appreciation. The investment objective of AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and

AllianzGI NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AllianzGI Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the net asset value per share (“NAV”) as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in

132	June 30, 2017 |	Annual Report

circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Adviser monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Adviser determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Funds’ Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Funds’ Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
∎	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3—valuations based on significant unobservable inputs (including the Investment Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Annual Report	| June 30, 2017	133

Notes to Financial Statements (cont’d)

June 30, 2017

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at June 30, 2017 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Note 5(b) for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/17
Common Stock:
Brazil	$7,306,038	—	—	$7,306,038
China	19,526,508	$48,289,603	—	67,816,111
Hong Kong	3,127,285	12,604,700	—	15,731,985
Korea (Republic of)	2,137,253	48,905,372	—	51,042,625
Russian Federation	6,796,559	—	—	6,796,559
South Africa	1,045,447	5,687,937	—	6,733,384
Thailand	—	1,140,323	$1,971,931	3,112,254
United States	9,181,051	—	—	9,181,051
All Other	—	78,642,980	—	78,642,980
Preferred Stock:
Brazil	876,373	—	—	876,373
Russian Federation	—	—	3,096,389	3,096,389
Repurchase Agreements	—	1,729,000	—	1,729,000
	49,996,514	196,999,915	5,068,320	252,064,749
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	10,469	—	10,469
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(7,763)	—	(7,763)
Totals	$49,996,514	$197,002,621	$5,068,320	$252,067,455

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AllianzGI Focused Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/17
Common Stock	$921,065,884	—	—	$921,065,884

AllianzGI Global Natural Resources:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/17
Common Stock:
Australia	—	$546,213	—	$546,213
Denmark	—	605,837	—	605,837
France	—	1,349,969	—	1,349,969
Germany	—	438,987	—	438,987
Spain	—	468,241	—	468,241
Switzerland	$578,430	231,887	—	810,317
United Kingdom	—	2,613,146	—	2,613,146
All Other	18,443,229	—	—	18,443,229
Exchange-Traded Funds	528,915	—	—	528,915
Repurchase Agreements	—	723,000	—	723,000
	19,550,574	6,977,280	—	26,527,854
Investments in Securities – Liabilities
Options Written:
Market Price	(60,837)	—	—	(60,837)
Totals	$19,489,737	$6,977,280	—	$26,467,017

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/17
Common Stock:
Australia	—	$4,525,008	—	$4,525,008
Austria	$712,894	1,476,921	—	2,189,815
China	445,844	1,901,014	—	2,346,858
Denmark	—	2,667,475	—	2,667,475
Finland	—	2,452,707	—	2,452,707
France	—	5,562,830	—	5,562,830
Germany	—	7,181,803	—	7,181,803
Hong Kong	—	1,112,235	—	1,112,235
Indonesia	—	1,083,826	—	1,083,826
Italy	—	2,946,723	—	2,946,723
Japan	—	29,141,296	—	29,141,296
Netherlands	1,371,712	1,387,157	—	2,758,869
Philippines	—	340,312	—	340,312
Spain	—	1,567,566	—	1,567,566
Sweden	—	6,666,053	—	6,666,053
Switzerland	1,450,996	3,323,612	—	4,774,608
Taiwan	—	1,010,465	—	1,010,465
United Kingdom	1,075,789	9,398,942	—	10,474,731
All Other	120,069,629	—	—	120,069,629
Preferred Stock	—	1,376,470	—	1,376,470
Repurchase Agreements	—	5,006,000	—	5,006,000
	125,126,864	90,128,415	—	215,255,279
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(1,394)	—	(1,394)
Totals	$125,126,864	$90,127,021	—	$215,253,885

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Notes to Financial Statements (cont’d)

June 30, 2017

AllianzGI Health Sciences:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/17
Common Stock:
Biotechnology	$51,209,704	$5,947,655	—	$57,157,359
Pharmaceuticals	44,601,730	3,563,309	—	48,165,039
All Other	54,792,239	—	—	54,792,239
Repurchase Agreements	—	4,753,000	—	4,753,000
Totals	$150,603,673	$14,263,964	—	$164,867,637

AllianzGI Income & Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/17
Common Stock:
Advertising	—	—	$1,232,287	$1,232,287
Aerospace & Defense	$35,036,292	—	280,388	35,316,680
Apparel & Textiles	—	—	47,375	47,375
Media	49,894,941	—	2,149,737	52,044,678
Oil, Gas & Consumable Fuels	26,571,066	—	197,677	26,768,743
Semiconductors	—	—	10,552	10,552
All Other	999,350,349	—	—	999,350,349
Corporate Bonds & Notes:
Internet	—	$12,948,417	955,000	13,903,417
All Other	—	1,006,519,907	—	1,006,519,907
Convertible Bonds:
Hotels, Restaurants & Leisure	—	—	1,010,800	1,010,800
All Other	—	751,422,739	—	751,422,739
Convertible Preferred Stock:
Agriculture	—	—	329,703	329,703
Computers	—	12,888,086	—	12,888,086
Food & Beverage	—	11,055,272	—	11,055,272
Healthcare-Products	—	15,337,103	—	15,337,103
Investment Companies	—	11,099,120	—	11,099,120
Pharmaceuticals	24,384,367	7,705,641	—	32,090,008
All Other	124,740,420	—	—	124,740,420
Preferred Stock	—	—	19,002,080	19,002,080
Warrants	—	—	203,963	203,963
Equity-Linked Securities	—	—	122,001	122,001
Repurchase Agreements	—	104,957,000	—	104,957,000
	1,259,977,435	1,933,933,285	25,541,563	3,219,452,283
Investments in Securities – Liabilities
Options Written:
Market Price	(1,129,600)	—	—	(1,129,600)
Totals	$1,258,847,835	$1,933,933,285	$25,541,563	$3,218,322,683

AllianzGI Mid-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/17
Common Stock	$291,809,850	—	—	$291,809,850
Repurchase Agreements	—	$213,000	—	213,000
Totals	$291,809,850	$213,000	—	$292,022,850

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AllianzGI NFJ Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/17
Common Stock	$2,803,635,628	—	—	$2,803,635,628
Repurchase Agreements	—	$20,599,000	—	20,599,000
Totals	$2,803,635,628	$20,599,000	—	$2,824,234,628

AllianzGI NFJ International Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/17
Common Stock:
Brazil	$13,339,287	—	—	$13,339,287
Canada	46,851,449	—	—	46,851,449
Colombia	4,756,158	—	—	4,756,158
Ireland	8,736,061	—	—	8,736,061
Korea (Republic of)	9,063,032	—	—	9,063,032
Netherlands	4,670,949	$21,558,370	—	26,229,319
Russian Federation	9,382,317	—	—	9,382,317
Taiwan	12,889,752	—	—	12,889,752
United Kingdom	18,535,083	42,719,595	—	61,254,678
All Other	—	257,348,504	—	257,348,504
Repurchase Agreements	—	2,513,000	—	2,513,000
	128,224,088	324,139,469	—	452,363,557
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	346	—	346
Totals	$128,224,088	$324,139,815	—	$452,363,903

AllianzGI NFJ Large-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/17
Common Stock	$361,735,980	—	—	$361,735,980
Repurchase Agreements	—	$498,000	—	498,000
Totals	$361,735,980	$498,000	—	$362,233,980

AllianzGI NFJ Mid-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/17
Common Stock	$729,121,960	—	—	$729,121,960
Repurchase Agreements	—	$37,719,000	—	37,719,000
Totals	$729,121,960	$37,719,000	—	$766,840,960

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/17
Common Stock:
Chemicals	$164,445,507	—	$55	$164,445,562
All Other	2,888,389,686	—	—	2,888,389,686
Repurchase Agreements	—	$40,570,000	—	40,570,000
Totals	$3,052,835,193	$40,570,000	$55	$3,093,405,248

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Notes to Financial Statements (cont’d)

June 30, 2017

AllianzGI Small-Cap Blend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/17
Common Stock:
Equity Real Estate Investment Trusts (REITs)	$1,074,177	—	$99,662	$1,173,839
All Other	76,632,788	—	—	76,632,788
Repurchase Agreements	—	$1,409,000	—	1,409,000
Totals	$77,706,965	$1,409,000	$99,662	$79,215,627

AllianzGI Technology:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/17
Common Stock:
Electrical Equipment	—	$10,274	—	$10,274
Electronic Equipment, Instruments & Components	$20,107,614	62,785	—	20,170,399
Health Care Equipment & Supplies	—	5,206	—	5,206
Internet & Catalog Retail	144,676,740	11,801	—	144,688,541
Internet Software & Services	181,117,290	6,215,092	—	187,332,382
IT Services	136,370,389	42,483	—	136,412,872
Semiconductors & Semiconductor Equipment	250,578,230	5,612,470	—	256,190,700
Software	381,758,580	12,652,480	—	394,411,060
Technology Hardware, Storage & Peripherals	94,866,582	54,112,045	—	148,978,627
All Other	29,066,432	—	—	29,066,432
Exchange-Traded Funds	4,139	1,606	—	5,745
Repurchase Agreements	—	46,559,000	—	46,559,000
Options Purchased:
Market Price	4,845,500	—	—	4,845,500
	1,243,391,496	125,285,242	—	1,368,676,738
Investments in Securities – Liabilities
Options Written:
Market Price	(110,000)	—	—	(110,000)
Securities Sold Short, at value	(55,066)	—	—	(55,066)
	(165,066)	—	—	(165,066)
Totals	$1,243,226,430	$125,285,242	—	$1,368,511,672

At June 30, 2017, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2 (a)	Level 2 to Level 1 (b)
AllianzGI Global Small-Cap	—	$712,894
AllianzGI Income & Growth	$7,705,641	—
AllianzGI NFJ International Value	—	8,736,061

(a)	This transfer was a result of securities with an exchange-traded closing price at June 30, 2016, which was not available on June 30, 2017.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at June 30, 2016, which was not applied on June 30, 2017.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended June 30, 2017, was as follows:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Beginning Balance 6/30/16	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/17
Common Stock:
Thailand	—	$7,735,189	$(6,613,765)	—	$631,297	$219,210	—	—	$1,971,931
Preferred Stock	$5,185,296	818,848	(1,759,221)	—	(797,061)	(351,473)	—	—	3,096,389
Totals	$5,185,296	$8,554,037	$(8,372,986)	—	$(165,764)	$(132,263)	—	—	$5,068,320

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AllianzGI Income & Growth:
Investments in Securities – Assets	Beginning Balance 6/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 6/30/17
Common Stock:
Advertising	$1,607,308	$458,209		—	—	—	$(833,230)	—	—	$1,232,287
Aerospace & Defense	—	8,607,157		—	—	$(335)	(8,326,434)	—	—	280,388
Apparel & Textiles	58,619	—		—	—	—	(11,244)	—	—	47,375
Media	—	3,308,628	††	—	—	—	(1,158,891)	—	—	2,149,737
Oil, Gas & Consumable Fuels	—	10,846,551		—	—	—	(10,648,874)	—	—	197,677
Semiconductors	10,552	—		—	—	—	—	—	—	10,552
Corporate Bonds & Notes:
Apparel & Textiles	50,500	—		$(44,154)	—	44,154	(50,500)	—	—	—
Diversified Financial Services	3,009,300	—		—	$203,537	—	2,984,888	—	$(6,197,725)	—
Internet	—	1,579,491		—	—	—	(624,491)	—	—	955,000
Convertible Bonds:
Hotels, Restaurants & Leisure	927,500	—		—	—	—	83,300	—	—	1,010,800
Convertible Preferred Stock:
Agriculture	—	466,211		(164,205)	—	13,001	14,696	—	—	329,703
Preferred Stock	80	18,629,464	††	—	—	—	372,536	—	—	19,002,080
Senior Loans	13,550,266	5,079,198	#	(18,629,464)††	—	—	—	—	—	—
Warrants:
Commercial Services	216,181	—		—	—	—	(12,222)	—	—	203,959
Media	—	—	††	—	—	—	4	—	—	4
Equity-Linked Securities:
Coal	—	—	†	—	—	—	98,599	—	—	98,599
Oil, Gas & Consumable Fuels	—	602,017		(2)	—	(29)	(578,584)	—	—	23,402
Totals	$19,430,306	$49,576,926		$(18,837,825)	$203,537	$56,791	$(18,690,447)	—	$(6,197,725)	$25,541,563

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Beginning Balance 6/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/17
Common Stock:
Chemicals	—	—	†	—	—	—	$55	—	—	$55

AllianzGI Small-Cap Blend:
Investments in Securities – Assets	Beginning Balance 6/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/17
Common Stock:
Equity Real Estate Investment Trusts (REITs)	—	$127,450	†	$(19,440)##	—	—	$(8,348)	—	—	$99,662

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Notes to Financial Statements (cont’d)

June 30, 2017

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2017:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Ending Balance at 6/30/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$1,971,931	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB	369.68
Preferred Stock	$3,096,389	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange		$0.48
AllianzGI Income & Growth:
Investments in Securities – Assets	Ending Balance at 6/30/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock:
Advertising	$955,242	Model Price	Proprietary Data Used in Model		$11.91
Advertising	$277,045	Fundamental Analytical Data Relating to the Investment	Trading Volume		$0.967
Aerospace & Defense	$280,388	Fundamental Analytical Data Relating to the Investment	Trading Volume		$25.804126
Apparel & Textiles	$47,375	Model Price	Proprietary Data Used in Model		$20.35
Media	$2,149,737	Model Price	Proprietary Data Used in Model		$0.0001-$2.11
Oil, Gas & Consumable Fuels	$197,677	Last Traded Price	Trading Volume		$1.13
Semiconductors	$10,552	Fundamental Analytical Data Relating to the Investment	Price of Stock		$22.79
Corporate Bonds & Notes:
Internet	$955,000	Fundamental Analytical Data Relating to the Investment	Price of Bond		$100.00
Convertible Bonds:
Hotels, Restaurants & Leisure	$1,010,800	Third-Party Pricing Vendor	Single Broker Quote		$101.08
Convertible Preferred Stock:
Agriculture	$329,703	Third-Party Pricing Vendor	Single Broker Quote		$105.505
Preferred Stock:
Media	$19,002,000	Model Price	Proprietary Data Used in Model		$100.00
Media	$80	Liquidation Value	Price of Stock		$0.01	***
Warrants:
Commercial Services	$203,959	Fundamental Analytical Data Relating to the Investment	Price of Warrant		$0.237706
Media	$4	Model Price	Proprietary Data Used in Model		$0.0001
Equity-Linked Securities	$122,001	Fundamental Analytical Data Relating to the Investment	Price of Equity-Linked Security		$1.6308-$24.6374

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Ending Balance at 6/30/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$55	Liquidation Value	Price of Stock	$0.0001

AllianzGI Small Cap Blend:
Investments in Securities – Assets	Ending Balance at 6/30/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$99,662	Model Price	Proprietary Data Used in Model	$7.69

*	Other financial instruments are derivatives, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

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**	Transferred out of Level 3 into Level 2 because an evaluated mean price was available at June 30, 2017.
***	Preferred stock trades are in lots of 1,000.
†	Issued via corporate action.
††	Removed or issued via reorganization.
#	Primarily attributable to PIK payments and funding of unfunded loan commitment.
##	Reduced due to Return of Capital payments.

THB – Thai Baht

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at June 30, 2017 was:

AllianzGI Emerging Markets Opportunities	$(554,888)
AllianzGI Income & Growth	(21,624,835)
AllianzGI NFJ Small-Cap Value	55
AllianzGI Small-Cap Blend	(8,348)

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

AllianzGI NFJ Large-Cap Value and AllianzGI NFJ Mid-Cap received cash of $11,047,049 and $34,263,501, respectively, as a result of a securities litigation. These amounts are included in the Funds’ realized gain (loss) on the Statements of Operations. The positive effect on the net realized and change in unrealized gain (loss) and total return ratio per share for each share class, is included in the Funds’ Financial Highlights. During the year ended June 30, 2017, an out of period adjustment was recorded in AllianzGI Technology Fund in the amount of $3,694,541 related to net income on cash balances held at a broker for securities sold short in periods prior to 2017. This amount is included in the Fund’s miscellaneous income on the Statements of Operations. The impact on the net investment income per share, total return ratio and ratio of net investment income to average net assets for each share class, is included in the Fund’s Financial Highlights. Management evaluated the impact of such amount on previously issued financial statements and current year financial statements and concluded the impact was not material and as such has reflected the amount in the current year financial statements.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AllianzGI Income & Growth, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or distributions from short-term capital gains for AllianzGI Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income, if any, for AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains, if any, earned by each Fund, will be distributed annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require

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Notes to Financial Statements (cont’d)

June 30, 2017

reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, distribution and servicing fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

(i) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same

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coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

Certain Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(m) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded-funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(n) Convertible Securities.  Certain Funds’ may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(o) Payment In-Kind Securities.  The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(p) Loan Interest Expense.  Loan interest expense relates to amounts borrowed under the credit facility (See Note 13). Loan interest expense is recorded as it is incurred.

(q) Contingent Value Rights.  A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued

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Notes to Financial Statements (cont’d)

June 30, 2017

based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

(r) Restricted Securities.  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Adviser and the Sub-Adviser seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition,

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to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds may invest in other investment companies, including investment companies advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the other investment companies in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular investment company will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in such investment company, which will vary. To the extent that a Fund invests a significant portion of its assets in another investment company, it will be particularly sensitive to the risks associated with that investment company.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the

Annual Report	| June 30, 2017	145

Notes to Financial Statements (cont’d)

June 30, 2017

contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at June 30, 2017:

AllianzGI Emerging Markets Opportunities:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$10,469
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(7,763)

AllianzGI Global Natural Resources:
Location	Market Price
Liability derivatives:
Options written, at value	$(60,837)

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(1,394)

AllianzGI Income & Growth:
Location	Market Price
Liability derivatives:
Options written, at value	$(1,129,600)

AllianzGI NFJ International Value:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$346

AllianzGI Technology:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$4,845,500
Liability derivatives:
Options written, at value	$(110,000)

The effect of derivatives on the Statements of Operations for the year ended June 30, 2017:

AllianzGI Emerging Markets Opportunities:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(42,079)
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$2,706

AllianzGI Global Natural Resources:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Options written	$1,012,682	—	$1,012,682
Foreign currency transaction (forward currency contracts)	—	$(873)	(873)
Total net realized gain(loss)	$1,012,682	$(873)	$1,011,809
Net change in unrealized appreciation/depreciation of:
Options written	$(148,585)	—	$(148,585)

146	June 30, 2017 |	Annual Report

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(40,682)
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(5,640)

AllianzGI Health Sciences:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$2,560

AllianzGI Income & Growth:
Location	Market Price
Net realized loss on:
Options written	$(2,499,747)
Net change in unrealized appreciation/depreciation of:
Options written	$455,154

AllianzGI NFJ International Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(87,869)
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$346

AllianzGI NFJ Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(7,035)

AllianzGI Technology:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Investments (options purchased)	$(2,200,430)	—	$(2,200,430)
Options written	2,524,163	—	2,524,163
Foreign currency transaction (forward currency contracts)	—	$(47,045)	(47,045)
Total net realized gain(loss)	$323,733	$(47,045)	$276,688
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$3,399,815	—	$3,399,815
Options written	(306,307)	—	(306,307)
Total net change in unrealized appreciation/depreciation	$3,093,508	—	$3,093,508

The average volume (based on the open positions at each month-end) of derivative activity during the year ended June 30, 2017:

	Options Purchased		Options Written	Forward Foreign Currency Contracts(2)
	Contracts(1)		Contracts(1)	Purchased		Sold
AllianzGI Emerging Markets Opportunities	—		—	$296,160		$219,711
AllianzGI Global Natural Resources	—		(3,388)	12,612		33,161
AllianzGI Global Small-Cap	—		—	137,257		304,692
AllianzGI Health Sciences	—		—	—		—	†
AllianzGI Income & Growth	—	†	(22,434)	—		—
AllianzGI NFJ International Value	—		—	—	†	566,141
AllianzGI NFJ Small-Cap Value	—		—	—		64,312
AllianzGI Technology	5,424		(5,659)	234,288		—	†

†	Fund had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts
(2)	U.S. $ value on origination date

Annual Report	| June 30, 2017	147

Notes to Financial Statements (cont’d)

June 30, 2017

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at June 30, 2017 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at June 30, 2017:

AllianzGI Emerging Markets Opportunities:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$10,469	$(7,763)	—	$2,706

AllianzGI NFJ International Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$346	—	—	$346

Financial Liabilities and Derivative Liabilities, and Collateral Received (Pledged) at June 30, 2017:

AllianzGI Emerging Markets Opportunities:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$7,763	$(7,763)	—	—

AllianzGI Global Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$1,394	—	—	$1,394

4.	INVESTMENT ADVISER/SUB-ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES/ EXPENSES & DEFERRED COMPENSATION

Investment Advisory Fee.  AllianzGI U.S. serves as investment adviser to the Funds, pursuant to an investment advisory contract. AllianzGI U.S. receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

During the period, the Investment Adviser retained the Sub-Adviser to manage certain Funds’ investments. Subject to the supervision of the Investment Adviser the Sub-Adviser was responsible for making all of the investment decisions for these Funds. The Investment Adviser, not the Funds, paid a portion of the fees it received as Investment Adviser to the Sub-Adviser in return for its services. During the reporting period, NFJ sub-advised the following Funds: AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value. As described under “Subsequent Events” in Note 15 below, the Sub-Adviser merged with and into AllianzGI U.S. on July 1, 2017.

Administration Fee.   AllianzGI U.S. provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

148	June 30, 2017 |	Annual Report

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A, C, and R			Class P			Institutional Class			Class R6			Administrative Class
	Investment Advisory Fee	Effective Advisory Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administr- ation Fee	Effective Administ- ration Fee
AllianzGI Emerging Markets Opportunities(1)	0.85%	0.80	%(15)	0.50%	0.35	%(4)	0.50%	0.35	%(4)	0.40%	0.25	%(4)	0.35%	0.20	%(4)	N/A	N/A
AllianzGI Focused Growth(3)	0.45	0.40	(5)	0.40	#	(6)	0.40	0.40		0.30	0.30		0.25	0.25		0.30%	0.30%
AllianzGI Global Natural Resources(2)	0.70	0.70		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Global Small-Cap(2)	0.90	0.90		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Health Sciences(3)	0.80	0.80		0.40	0.40		N/A	N/A		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Income & Growth(3)	0.65	0.65	(7)	0.40	0.38		0.40	0.38		0.30	0.28		N/A	N/A		N/A	N/A
AllianzGI Mid-Cap(3)	0.47	0.47		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Dividend Value(3)	0.45	0.36	(8)	0.40	0.37		0.40	0.37		0.30	0.27		0.25	0.22		0.30	0.27
AllianzGI NFJ International Value(1)	0.60	0.57	(9)	0.50	0.45	(10)	0.50	0.45	(10)	0.40	0.35	(10)	0.35	0.30	(10)	0.40	0.35	(10)
AllianzGI NFJ Large-Cap Value(3)	0.45	0.35	(11)	0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Mid-Cap Value(3)	0.55	0.55		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Small-Cap Value(3)	0.60	0.60	(12)	0.40	0.34	(13)	0.40	0.34	(13)	0.30	0.22	(13)	0.25	0.17	(13)	0.30	0.22	(13)
AllianzGI Small-Cap Blend(3)	0.65	0.65		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Technology(3)	0.90	0.80	(14)	0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30

(1)	The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(2)	The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(3)	The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(4)	Effective November 1, 2016, the administrator has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.15%. An identical waiver arrangement was in place for the Fund from November 1, 2015 through October 31, 2016.

Annual Report	| June 30, 2017	149

Notes to Financial Statements (cont’d)

June 30, 2017

(5)	Effective January 1, 2017, the Adviser has contractually agreed to observe, through December 31, 2017, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.10% to 0.35%.
(6)	Effective January 1, 2017, the administrator has contractually agreed to observe, through December 31, 2017, an irrevocable waiver of a portion of its Administration Fees paid by Class A shares in the amount of 0.02% of the Fund’s average daily net assets attributable to this particular share class.
(7)	Effective November 1, 2016, the Adviser has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2015 through October 31, 2016.
(8)	Effective November 1, 2016, the Adviser has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.15% to 0.30%, and then an additional 0.025% on net assets in excess of $7.5 billion, and by an additional 0.025% on net assets in excess of $10 billion, each based on the Fund’s average daily net assets. An identical advisory fee waiver breakpoint schedule was in effect on net assets in excess of $7.5 billion from November 1, 2015 through October 31, 2016, based on the unadjusted contractual 0.45% advisory fee rate.
(9)	Effective November 1, 2016, the Adviser has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.05% to 0.55%, and an additional 0.01% on net assets in excess of $4 billion, by an additional 0.015% on net assets in excess of $5 billion and by an additional 0.025% on net assets in excess of $7.5 billion, each based on the Fund’s average daily net assets. An identical advisory fee waiver breakpoint schedule was in effect on net assets in excess of $4 billion from November 1, 2015 through October 31, 2016, based on the unadjusted contractual 0.60% advisory fee rate.
(10)	Effective November 1, 2016, the administrator has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.025%. An identical waiver arrangement was in place for the Fund from November 1, 2015 through October 31, 2016.
(11)	Effective November 1, 2016, the Adviser has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.15% to 0.30%.
(12)	Effective November 1, 2016, the Adviser has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.025% on net assets in excess of $3 billion, by an additional 0.025% on net assets in excess of $4 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2015 through October 31, 2016.
(13)	Effective November 1, 2016, the Administrator has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of its Administration Fees which reduces the contractual rate of each class in the amount of 0.05% of the Fund’s average daily net assets. An identical waiver arrangement was in place for Institutional Class, Class R6 and Administrative Class shares from November 1, 2015 through October 31, 2016.
(14)	Effective November 1, 2016, the Adviser has contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.90% contractual fee rate by 0.15% to 0.75%, and then an additional 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical advisory fee waiver breakpoint schedule was in effect on net assets in excess of $2 billion from November 1, 2015 through October 31, 2016, based on the unadjusted contractual 0.90% advisory fee rate.
(15)	Effective April 1, 2017, the Adviser has contractually agreed to observe through March 31, 2018, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.85% contractual fee by 0.20% to 0.65%.
#	The effective Administration Fee rate for Class A is 0.39%; for Class C and Class R is 0.40%, respectively.

Distribution and Servicing Fees. Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AllianzGI U.S., serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Distributor receives (i) in connection with the distribution of C and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, C and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the year ended June 30, 2017, the Distributor received $1,731,799, representing commissions (sales charges) and CDSC from the Funds.

150	June 30, 2017 |	Annual Report

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Deferred Compensation.  The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Trust or Allianz Funds Multi-Strategy Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether the Trustee fees are paid when earned or deferred.

5.	INVESTMENTS IN SECURITIES

For the year ended June 30, 2017, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Emerging Markets Opportunities	$369,627,365	$397,922,818
AllianzGI Focused Growth	418,342,660	400,100,852
AllianzGI Global Natural Resources	39,169,697	55,102,169
AllianzGI Global Small-Cap	175,020,099	229,031,863
AllianzGI Health Sciences	131,094,416	172,178,964
AllianzGI Income & Growth	4,652,975,567	4,674,422,202

	Purchases	Sales
AllianzGI Mid-Cap	$219,589,196	$260,688,150
AllianzGI NFJ Dividend Value	1,681,006,827	4,537,077,618
AllianzGI NFJ International Value	433,209,645	1,125,834,141
AllianzGI NFJ Large-Cap Value	254,996,267	352,577,323
AllianzGI NFJ Mid-Cap Value	286,128,053	290,492,565
AllianzGI NFJ Small-Cap Value	1,051,320,082	2,481,841,956
AllianzGI Small-Cap Blend	117,577,045	129,732,883
AllianzGI Technology*	1,492,773,759	1,573,007,651

*	Securities sold short of $88,457,034; covers on securities sold short of $43,319,327.

(a) Transactions in options written for the year ended June 30, 2017:

	AllianzGI Global Natural Resources:
	Contracts	Premiums
Options outstanding, June 30, 2016	7,945	$508,803
Options written	42,822	2,491,666
Options terminated in closing transactions	(33,552)	(1,970,590)
Options expired	(16,636)	(976,778)
Options outstanding, June 30, 2017	579	$53,101

	AllianzGI Income & Growth:
	Contracts	Premiums
Options outstanding, June 30, 2016	27,040	$949,494
Options written	228,508	8,260,346
Options terminated in closing transactions	(60,060)	(1,957,949)
Options expired	(171,613)	(5,996,061)
Options outstanding, June 30, 2017	23,875	$1,255,830

	AllianzGI Technology:
	Contracts	Premiums
Options outstanding, June 30, 2016	6,000	$2,403,086
Options written	11,636	7,513,772
Options terminated in closing transactions	(9,436)	(6,062,994)
Options expired	(6,000)	(2,403,085)
Options outstanding, June 30, 2017	2,200	$1,450,779

Annual Report	| June 30, 2017	151

Notes to Financial Statements (cont’d)

June 30, 2017

(b) Forward foreign currency contracts outstanding at June 30, 2017:

AllianzGI Emerging Markets Opportunities:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2017	Unrealized Appreciation (Depreciation)
Purchased: 4,417,423 South African Rand settling 7/3/17	Northern Trust Company	$341,177	$337,659	$(3,518)
5,407,457 Turkish Lira settling 7/3/17	Northern Trust Company	1,531,903	1,536,886	4,983
Sold: 4,389,273 South African Rand settling 7/3/17	Northern Trust Company	337,894	335,507	2,387
7,984,720 South African Rand settling 7/5/17	Northern Trust Company	613,435	610,336	3,099
5,401,108 Turkish Lira settling 7/3/17	Northern Trust Company	1,530,837	1,535,082	(4,245)
				$2,706

AllianzGI Global Small-Cap:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2017	Unrealized Depreciation
Sold: 85,105,032 Japanese Yen settling 7/5/17	Northern Trust Company	$755,263	$756,657	$(1,394)

AllianzGI NFJ International Value:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2017	Unrealized Appreciation
Sold: 14,476,623 South African Rand settling 7/5/17	Northern Trust Company	$1,106,910	$1,106,564	$346

At June 30, 2017, AllianzGI Technology pledged $19 in cash as collateral for derivatives.

6.	INCOME TAX INFORMATION

The tax character of dividends and distributions paid by the Funds was:

	Period or Year ended June 30, 2017			Period or Year ended June 30, 2016
	Ordinary Income(1)	15% Long-term Capital Gain	25% Long-term Capital Gain	Ordinary Income(1)	15% Long-term Capital Gain	25% Long-term Capital Gain
AllianzGI Emerging Markets Opportunities	$3,986,967	—	—	$2,545,376	—	—
AllianzGI Focused Growth	911,818	$22,908,708	—	6,048,998	$46,979,003	—
AllianzGI Global Natural Resources	267,217	—	—	245,577	—	—
AllianzGI Global Small-Cap	—	—	—	—	—	—
AllianzGI Health Sciences	—	—	—	11,267,334	28,389,155	—
AllianzGI Income & Growth	274,327,696	14,731	$2,561	244,397,334	37,203,478	$63,492
AllianzGI Mid-Cap	—	22,679,188	1,260	—	18,982,298	—
AllianzGI NFJ Dividend Value	92,002,599	155,630,488	—	157,450,672	—	—
AllianzGI NFJ International Value	18,100,367	—	—	49,700,444	—	—
AllianzGI NFJ Large-Cap Value	5,998,963	—	—	10,358,466	—	—
AllianzGI NFJ Mid-Cap Value	7,362,880	373,736	—	8,179,369	19,875,188	1,212
AllianzGI NFJ Small-Cap Value	56,078,189	84,773,182	—	88,180,903	634,446,094	717,688
AllianzGI Small-Cap Blend	15,613	25,117	—	126,552	2,452,138	288
AllianzGI Technology	—	60,501,314	—	27,080,166	167,836,096	—

(1)	Includes short-term capital gains, if any.

152	June 30, 2017 |	Annual Report

At June 30, 2017, the components of distributable earnings were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)	Post-October Capital Loss(4)
					Short-Term	Long-Term
AllianzGI Emerging Markets Opportunities	$3,886,933	—	$16,582,722	—	—	—
AllianzGI Focused Growth	392,499	$15,598,247	—	—	$5,129,549	—
AllianzGI Global Natural Resources	56,105	—	12,947,962	$12,081	289,416	$632,464
AllianzGI Global Small-Cap	383,910	4,732,663	—	—	—	—
AllianzGI Health Sciences	—	—	3,822,646	22,719	—	—
AllianzGI Income & Growth	20,811,132	—	—	—	—	6,778,045
AllianzGI Mid-Cap	5,834,727	11,320,311	—	1,125,244	—	—
AllianzGI NFJ Dividend Value	450,491	345,689,464	—	—	—	—
AllianzGI NFJ International Value	795,196	—	614,623,216	1,511,817	4,383,632	19,164,849
AllianzGI NFJ Large-Cap Value	147,806	—	255,852,262	—	—	—
AllianzGI NFJ Mid-Cap Value	29,880,474	45,835,034	—	137	—	—
AllianzGI NFJ Small-Cap Value	30,498,240	283,376,983	—	2,176,831	—	—
AllianzGI Small-Cap Blend	—	5,325,601	—	—	—	—
AllianzGI Technology	43,845,300	93,746,817	—	—	—	—

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(3)	Certain ordinary losses realized during the period November 1, 2016 through June 30, 2017, and/or other ordinary losses realized during the period January 1, 2017 through June 30, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(4)	Capital losses realized during the period November 1, 2016 through June 30, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At June 30, 2017, capital loss carryforward amounts were:

			No Expiration(5)
	2018		Short-Term	Long-Term
AllianzGI Emerging Markets Opportunities	$16,582,722		—	—
AllianzGI Global Natural Resources	4,508,168		$6,019,892	$2,419,902
AllianzGI Health Sciences	3,822,646	*	—	—
AllianzGI NFJ International Value	150,760,204		255,618,438	208,244,574
AllianzGI NFJ Large-Cap Value	255,852,262	*	—	—

*	Subject to limitations under IRC Sections 381-384
(5)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended June 30, 2017, the Funds utilized the following amounts of capital loss carryforwards:

	Pre-enactment Loss utilized	Post-enactment Loss utilized
AllianzGI Emerging Markets Opportunities	$13,482,345	$6,351,656
AllianzGI Global Small-Cap	5,879,047	1,253,698
AllianzGI Health Sciences	1,332,966	—
AllianzGI NFJ Large-Cap Value	32,788,081	—

For the year ended June 30, 2017, the Funds had capital loss carryforwards which expired and were written off as follows:

Expired
AllianzGI Emerging Markets Opportunities	$30,146,196
AllianzGI NFJ Large-Cap Value	15,923,782

Annual Report	| June 30, 2017	153

Notes to Financial Statements (cont’d)

June 30, 2017

For the year ended June 30, 2017, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Appreciation/ (Depreciation)
AllianzGI Emerging Markets Opportunities (b)(e)(f)(k)	$1,308,849	$28,837,347	$(30,146,196)	—
AllianzGI Focused Growth	—	—	—	—
AllianzGI Global Natural Resources (f)(k)	84,590	(84,590)	—	—
AllianzGI Global Small-Cap (b)(f)(g)	214,624	(235,190)	—	$20,566
AllianzGI Health Sciences (d)(f)	129,919	9,532	(139,451)
AllianzGI Income & Growth (g)(j)(m)	4,150,933	(4,150,933)	—
AllianzGI Mid-Cap (d)(g)(h)	2,087,208	(2,086,426)	—	(782)
AllianzGI NFJ Dividend Value	—	—	—	—
AllianzGI NFJ International Value (b)(f)	(459,791)	459,791	—	—
AllianzGI NFJ Large-Cap Value (e)(g)	—	15,923,579	(15,923,579)	—
AllianzGI NFJ Mid-Cap Value (b)(f)(g)(h)	(353,933)	322,072	1,283,125	(1,251,264)
AllianzGI NFJ Small-Cap Value (a)(b)(c)(f)(g)(h)(i)(n)	(23,208,147)	11,286,636	8,976,788	2,944,723
AllianzGI Small-Cap Blend (a)(d)(g)(h)	183,312	(261,993)	83,750	(5,069)
AllianzGI Technology (d)(f)(g)(l)	4,262,237	(4,265,548)	—	3,311

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of distributions.
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.
(c)	Gain/Loss on redemption in kind.
(d)	Net operating losses.
(e)	Capital loss carryforward written-off.
(f)	Reclassification of gains and losses from foreign currency transactions.
(g)	Reclassifications related to investments in Real Estate Investment Trusts (REITs).
(h)	Reclassifications related to investments in partnerships.
(i)	Reclassification of non-deductible expenses.
(j)	Reclassification of contingent debt.
(k)	Reclassification on sale of securities no longer classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.
(l)	Reclassification of dividend expense.
(m)	Section 305 sales adjustment.
(n)	Redemptions traded as distributions.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At June 30, 2017, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written and securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation/ (Depreciation)
AllianzGI Emerging Markets Opportunities	$247,511,241	$9,570,155	$5,016,647	$4,553,508
AllianzGI Focused Growth	622,389,774	304,241,852	5,565,742	298,676,110
AllianzGI Global Natural Resources	28,326,714	1,445,525	3,244,385	(1,798,860)
AllianzGI Global Small-Cap	176,585,860	42,162,393	3,492,974	38,669,419
AllianzGI Health Sciences	139,905,748	26,629,361	1,667,472	24,961,889
AllianzGI Income & Growth	3,580,806,707	41,423,678	402,778,102	(361,354,424)
AllianzGI Mid-Cap	242,294,069	53,114,060	3,385,279	49,728,781
AllianzGI NFJ Dividend Value	2,413,278,407	443,292,174	32,335,953	410,956,221
AllianzGI NFJ International Value	418,533,659	38,411,102	4,581,204	33,829,898
AllianzGI NFJ Large-Cap Value	302,672,398	63,057,948	3,496,366	59,561,582
AllianzGI NFJ Mid-Cap Value	602,625,498	173,436,705	9,221,243	164,215,462
AllianzGI NFJ Small-Cap Value	2,501,061,174	665,159,453	72,815,379	592,344,074
AllianzGI Small-Cap Blend	67,114,200	12,700,785	599,358	12,101,427
AllianzGI Technology	973,580,278	397,312,386	2,215,926	395,096,460

(6)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, PFIC mark-to-market, differing treatment of bond premium amortization, basis adjustments from convertible preferred stock, basis adjustments from investments in partnerships, and Section 305 adjustments.

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Annual Report	| June 30, 2017	155

Notes to Financial Statements (cont’d)

June 30, 2017

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Emerging Markets Opportunities				AllianzGI Focused Growth
	Year ended June 30, 2017		Year ended June 30, 2016		Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,359,848	$32,806,007	1,023,665	$22,258,629	1,723,880	$75,672,861	2,301,736	$94,212,721
Class A — from Class B and Class D (a)	—	—	5,625,965	124,052,528	—	—	450,699	19,343,895
Class B	—	—	—	—	—	—	202	6,263
Class C	31,210	748,018	93,834	2,069,180	402,952	12,269,127	927,662	27,518,703
Class D	—	—	5,044,396	123,323,292	—	—	150,698	5,464,025
Class R	—	—	—	—	276,515	9,153,506	234,362	7,583,188
Class P	584,570	13,715,463	1,194,042	25,882,215	1,951,795	65,865,369	841,775	27,018,922
Institutional Class	923,461	22,715,217	2,736,481	61,239,090	2,155,403	85,089,560	2,012,163	75,313,283
Class R6	30,966	750,860	903 #	19,414 #	616,560	25,650,573	320,562 #	11,244,022 #
Administrative Class	—	—	—	—	58,173	2,150,963	92,882	3,455,973

Issued in reinvestment of dividends and distributions:
Class A	103,068	2,273,688	75,527	1,613,252	189,226	7,815,051	466,738	19,294,980
Class C	1,764	38,395	– *	4	227,807	6,638,298	570,945	16,945,644
Class R	—	—	—	—	16,379	522,340	34,411	1,109,088
Class P	17,611	381,805	5,142	107,930	32,041	1,029,790	32,651	1,054,932
Institutional Class	35,340	784,898	27,513	590,424	115,839	4,406,502	215,423	8,190,388
Class R6	342	7,558	7 #	139 #	11,493	437,297	—	—
Administrative Class	—	—	—	—	6,910	247,854	14,778	532,015

Cost of shares redeemed:
Class A	(2,017,120)	(48,050,216)	(1,474,395)	(31,951,311)	(2,672,316)	(115,477,647)	(1,415,211)	(57,662,021)
Class B	—	—	—	—	—	—	(10,690)	(334,665)
Class B — to Class A (a)	—	—	—	—	—	—	(33,789)	(1,109,083)
Class C	(226,199)	(5,452,427)	(154,557)	(3,259,106)	(1,898,183)	(59,455,971)	(802,222)	(23,798,130)
Class D	—	—	(533,390)	(13,290,383)	—	—	(50,792)	(1,840,728)
Class D — to Class A (a)	—	—	(5,551,666)	(124,052,528)	—	—	(501,269)	(18,234,812)
Class R	—	—	—	—	(282,712)	(9,518,099)	(139,705)	(4,556,313)
Class P	(688,756)	(16,570,537)	(768,604)	(16,433,742)	(862,224)	(29,124,991)	(248,664)	(7,831,197)
Institutional Class	(1,097,576)	(26,888,800)	(2,317,517)	(49,661,998)	(1,890,718)	(76,411,345)	(1,188,816)	(44,136,532)
Class R6	(6,294)	(146,961)	—	—	(91,098)	(3,651,732)	(12,451)#	(461,981)#
Administrative Class	—	—	—	—	(181,872)	(7,130,338)	(56,591)	(2,019,656)
Net increase (decrease) resulting from Fund share transactions	(947,765)	$(22,887,032)	5,027,346	$122,507,029	(94,150)	$(3,821,032)	4,207,487	$156,302,924

#	For the period December 14, 2015 (commencement of share class) through June 30, 2016. “Shares sold” includes shares sold to AFI.
*	Actual amount rounds to less than one share.
(a)	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 10(a).

156	June 30, 2017 |	Annual Report

AllianzGI Global Natural Resources				AllianzGI Global Small-Cap				AllianzGI Health Sciences
Year ended June 30, 2017		Year ended June 30, 2016		Year ended June 30, 2017		Year ended June 30, 2016		Year ended June 30, 2017		Year ended June 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

326,765	$5,021,950	493,354	$6,992,074	85,524	$3,823,006	236,108	$9,987,426	335,142	$9,450,290	1,058,443	$31,736,378
—	—	184,973	2,652,518	—	—	629,721	26,841,227	—	—	3,901,767	137,775,123
—	—	—	—	—	—	160	6,210	—	—	—	—
26,535	397,801	111,409	1,465,562	41,777	1,641,811	139,035	5,341,228	53,897	1,216,538	169,141	4,723,184
—	—	28,528	422,309	—	—	138,452	6,209,134	—	—	303,030	11,603,618
—	—	—	—	—	—	—	—	—	—	—	—
80,637	1,261,419	495,984	6,849,498	220,727	10,361,413	300,997	13,256,941	—	—	—	—
410,899	6,560,916	890,514	12,358,800	232,582	10,633,467	1,678,297	74,295,928	81,326	2,418,831	43,887	1,268,181
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

5,261	85,168	3,645	47,317	—	—	—	—	—	—	1,159,332	33,562,662
68	1,042	— *	3	—	—	—	—	—	—	168,949	3,960,159
—	—	—	—	—	—	—	—	—	—	—	—
1,041	17,075	1,214	15,939	—	—	—	—	—	—	—	—
5,815	96,353	11,135	147,319	—	—	—	—	—	—	8,457	245,664
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(489,665)	(7,626,901)	(399,674)	(5,433,517)	(564,746)	(24,666,544)	(478,003)	(19,701,355)	(1,604,550)	(46,260,523)	(1,252,480)	(36,140,369)
—	—	—	—	—	—	(2,240)	(88,219)	—	—	(7,843)	(247,861)
—	—	—	—	—	—	(7,294)	(289,567)	—	—	(6,814)	(207,147)
(107,613)	(1,595,853)	(98,639)	(1,307,294)	(201,426)	(7,950,841)	(152,558)	(5,596,293)	(244,807)	(5,652,860)	(377,624)	(8,766,313)
—	—	(25,094)	(379,290)	—	—	(187,540)	(7,873,336)	—	—	(474,705)	(17,425,891)
—	—	(184,866)	(2,652,518)	—	—	(623,813)	(26,551,660)	—	—	(3,897,695)	(137,567,976)
—	—	—	—	—	—	—	—	—	—	—	—
(480,638)	(7,397,250)	(438,960)	(6,192,574)	(242,669)	(11,283,080)	(382,108)	(16,244,197)	—	—	—	—
(882,891)	(14,272,335)	(1,531,427)	(20,675,113)	(771,790)	(35,783,154)	(564,294)	(24,396,390)	(36,349)	(1,073,039)	(13,759)	(425,634)
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(1,103,786)	$(17,450,615)	(457,904)	$(5,688,967)	(1,200,021)	$(53,223,922)	724,920	$35,197,077	(1,415,341)	$(39,900,763)	782,086	$24,093,778

Annual Report	| June 30, 2017	157

Notes to Financial Statements (cont’d)

June 30, 2017

	AllianzGI Income & Growth				AllianzGI Mid-Cap
	Year ended June 30, 2017		Year ended June 30, 2016		Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	32,601,873	$364,032,414	32,130,711	$358,033,215	8,300,695	$30,967,903	973,589	$3,526,924
Class A — from Class B and Class D (a)	—	—	5,686,971	64,319,642	—	—	491,661	1,715,071
Class B	—	—	—	—	—	—	—	—
Class C	16,540,753	172,370,954	27,880,527	294,903,691	1,315,911	3,896,255	1,165,971	3,833,334
Class D	—	—	999,146	11,745,276	—	—	14,940	53,138
Class R	48,658	543,484	77,018	848,216	258,256	927,920	122,949	413,592
Class P	34,886,082	399,117,875	21,077,555	239,839,474	1,653,976	6,744,207	178,170	662,147
Institutional Class	20,155,048	233,501,635	6,502,187	74,033,121	1,293,302	5,218,824	5,284,275	20,400,142
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	19,592	73,722	16,171	56,524

Issued in reinvestment of dividends and distributions:
Class A	7,319,290	81,403,847	7,146,220	78,527,069	1,679,569	5,693,738	1,417,629	4,791,585
Class B (a)	—	—	—	—	—	—	—	—
Class C	8,356,706	86,698,716	9,206,484	95,306,877	4,036,994	11,707,282	3,206,807	9,460,079
Class D (a)	—	—	156,515	1,839,276	—	—	—	—
Class R	17,637	196,094	18,543	204,251	42,924	143,794	42,884	143,662
Class P	3,542,930	40,239,864	3,672,627	41,279,482	59,009	223,644	25,649	95,926
Institutional Class	1,898,838	21,763,973	1,482,991	16,769,083	401,202	1,528,579	422,229	1,583,360
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	9,915	35,296	8,550	30,180

Cost of shares redeemed:
Class A	(36,250,960)	(405,087,734)	(25,523,093)	(282,083,627)	(5,146,996)	(18,553,742)	(4,474,692)	(15,054,475)
Class B	—	—	—	—	—	—	(58,419)	(186,376)
Class B — to Class A (a)	—	—	—	—	—	—	(59,999)	(192,884)
Class C	(35,135,631)	(364,896,381)	(26,641,211)	(276,713,042)	(15,459,005)	(48,597,500)	(6,591,759)	(19,417,123)
Class D	—	—	(784,140)	(9,089,494)	—	—	(11,089)	(41,251)
Class D — to Class A (a)	—	—	(5,661,442)	(64,319,642)	—	—	(430,714)	(1,522,187)
Class R	(117,232)	(1,313,826)	(95,735)	(1,082,585)	(317,966)	(1,115,179)	(305,569)	(1,024,668)
Class P	(29,220,545)	(334,219,785)	(28,798,705)	(321,259,293)	(192,857)	(772,866)	(172,407)	(628,081)
Institutional Class	(8,854,833)	(102,071,432)	(6,972,183)	(78,534,425)	(3,023,933)	(12,052,333)	(4,021,555)	(15,019,826)
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	(20,430)	(76,235)	(27,487)	(96,285)
Net increase (decrease) resulting from Fund share transactions	15,788,614	$192,279,698	21,560,986	$244,566,565	(5,089,842)	$(14,006,691)	(2,782,216)	$(6,417,492)

*	Actual amount rounds to less than one share.
(a)	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 10(a).

158	June 30, 2017 |	Annual Report

AllianzGI NFJ Dividend Value				AllianzGI NFJ International Value				AllianzGI NFJ Large-Cap Value
Year ended June 30, 2017		Year ended June 30, 2016		Year ended June 30, 2017		Year ended June 30, 2016		Year ended June 30, 2017		Year ended June 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

5,795,267	$97,356,292	7,359,825	$114,938,877	1,597,251	$27,164,170	4,867,877	$88,982,329	542,952	$12,745,229	314,917	$5,786,602
	—	10,975,996	168,441,492	—	—	2,568,188	46,946,479	—	—	1,652,852	33,885,701
—	—	76	1,210	—	—	—	—	—	—	— *	11
698,576	11,736,765	1,241,874	19,336,527	143,412	2,405,278	337,738	6,118,363	97,693	2,215,058	116,594	2,375,749
—	—	999,971	16,529,798	—	—	210,455	4,081,126	—	—	17,039	357,396
661,986	11,025,165	1,064,473	16,383,575	126,820	2,140,259	264,657	4,771,183	33,347	748,428	47,362	955,536
7,542,898	126,416,044	13,759,868	214,189,774	4,297,177	73,086,189	6,176,869	110,780,386	299,077	6,877,311	82,279	1,661,614
10,008,503	166,375,901	30,296,007	472,508,377	1,665,487	28,274,166	5,494,990	100,296,722	849,322	18,413,070	2,129,039	42,895,267
2,567,650	42,656,575	10,009,962	152,296,755	599,549	10,171,429	1,331,787	24,491,210	—	—	—	—
5,359,236	90,591,860	3,235,751	50,759,240	78,365	1,328,256	301,398	5,525,560	47,725	1,112,670	8,687	177,737

1,980,437	33,505,626	1,402,479	21,675,899	244,596	4,195,186	469,886	8,397,561	93,627	2,132,383	132,884	2,666,442
—	—	381	6,043	—	—	—	—	—	—	54	1,099
737,626	12,582,408	338,153	5,261,075	62,685	1,062,337	126,124	2,235,108	15,780	363,071	31,756	641,890
—	—	61,591	963,899	—	—	32,761	625,743	—	—	6,600	134,118
467,307	7,884,111	259,311	3,997,462	17,299	297,589	25,361	454,703	3,738	85,952	5,573	112,786
1,749,803	29,774,915	1,218,999	18,939,609	186,016	3,225,805	289,976	5,227,666	11,543	266,616	13,013	263,990
5,798,797	98,515,800	4,257,791	66,154,214	248,818	4,283,102	1,055,482	19,339,814	118,595	2,678,724	295,035	5,904,304
446,406	7,577,582	283,542	4,406,788	72,876	1,250,802	102,274	1,821,526	—	—	—	—
1,263,933	21,639,645	774,845	12,111,636	10,830	186,218	25,936	462,654	1,006	23,169	1,437	29,228

(24,692,406)	(405,530,503)	(49,669,268)	(772,965,564)	(10,634,057)	(179,302,853)	(13,648,429)	(244,805,195)	(1,808,823)	(40,142,557)	(1,468,888)	(29,495,236)
—	—	(103,731)	(1,681,281)	—	—	—	—	—	—	(14,640)	(310,872)
—	—	(159,249)	(2,556,699)	—	—	—	—	—	—	(27,861)	(588,101)
(7,552,597)	(127,261,685)	(5,820,858)	(90,905,263)	(2,356,431)	(39,220,864)	(2,486,374)	(43,943,372)	(1,148,524)	(26,350,179)	(633,223)	(12,853,540)
—	—	(3,280,028)	(52,722,702)	—	—	(1,530,201)	(29,652,882)	—	—	(98,772)	(2,068,735)
—	—	(10,753,445)	(165,884,793)	—	—	(2,572,072)	(46,946,479)	—	—	(1,634,182)	(33,297,600)
(3,524,766)	(58,667,570)	(4,889,687)	(76,265,746)	(372,681)	(6,369,939)	(477,855)	(8,722,497)	(103,147)	(2,386,243)	(101,859)	(2,037,060)
(39,139,123)	(656,924,717)	(40,206,623)	(615,456,771)	(17,718,091)	(295,563,131)	(15,457,992)	(285,412,694)	(260,768)	(5,859,844)	(221,176)	(4,492,647)
(114,637,229)	(1,940,664,400)	(96,467,399)	(1,502,673,828)	(16,702,856)	(282,046,337)	(38,169,858)	(678,703,261)	(3,684,773)	(82,325,541)	(9,582,567)	(193,348,126)
(5,633,225)	(95,116,426)	(9,267,653)	(145,094,082)	(2,511,013)	(42,954,142)	(1,082,806)	(18,811,579)	—	—	—	—
(11,141,755)	(187,967,703)	(16,872,815)	(263,342,045)	(700,673)	(11,905,864)	(319,930)	(5,958,165)	(62,370)	(1,458,101)	(21,057)	(429,809)

(161,242,676)	$(2,714,494,315)	(149,949,861)	$(2,330,646,524)	(41,644,621)	$(698,292,344)	(52,063,758)	$(932,397,991)	(4,954,000)	$(110,860,784)	(8,949,104)	$(181,072,256)

Annual Report	| June 30, 2017	159

Notes to Financial Statements (cont’d)

June 30, 2017

	AllianzGI NFJ Mid-Cap Value				AllianzGI NFJ Small-Cap Value
	Year ended June 30, 2017		Year ended June 30, 2016		Year ended June 30, 2017		Year ended June 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,929,648	$89,112,902	576,322	$13,723,460	5,870,482	$138,164,344	6,623,119	$143,365,322
Class A — from Class B and Class D (a)	—	—	445,825	11,009,060	—	—	2,952,970	71,064,477
Class C	172,405	4,029,533	155,251	3,135,733	122,755	2,648,474	459,313	8,481,487
Class D	—	—	4,278	109,678	—	—	38,747	974,192
Class R	83,670	2,005,344	103,856	2,148,607	374,799	9,266,833	376,238	8,689,457
Class P	1,429,932	34,181,871	355,119	7,089,539	1,439,962	37,334,359	615,164	14,730,243
Institutional Class	706,598	22,140,970	565,698	14,537,138	9,236,039	238,621,205	11,201,166	261,996,269
Class R6	—	—	—	—	9,761,937	251,967,592	10,859,009	257,243,509
Administrative Class	59,934	1,714,718	15,874	393,715	3,781,945	87,611,583	4,779,790	101,304,125

Issued in reinvestment of dividends and distributions:
Class A	163,495	4,460,543	617,215	14,602,170	1,395,333	33,424,672	9,051,680	184,337,105
Class C	60,204	1,376,953	325,780	6,483,110	223,692	4,879,131	1,354,313	25,169,095
Class R	1,999	47,650	22,748	470,486	81,033	2,042,503	497,487	10,620,149
Class P	13,550	305,865	31,249	615,983	65,053	1,705,328	408,453	9,073,344
Institutional Class	23,912	692,798	110,876	2,780,304	2,062,474	54,342,597	13,568,569	302,965,277
Class R6	—	—	—	—	580,542	15,252,734	1,909,742	42,567,407
Administrative Class	1,817	51,039	7,045	171,468	777,588	18,585,786	4,693,508	95,419,779

Cost of shares redeemed:
Class A	(2,689,666)	(74,402,560)	(2,568,419)	(61,777,954)	(24,728,726)	(575,783,473)	(30,255,607)	(652,397,242)
Class B	—	—	(27,870)	(628,437)	—	—	(83,271)	(1,984,568)
Class B — to Class A (a)	—	—	(42,704)	(959,917)	—	—	(132,256)	(3,088,564)
Class C	(2,274,945)	(54,725,859)	(1,086,117)	(21,986,174)	(3,447,241)	(73,533,805)	(3,428,222)	(68,399,147)
Class D	—	—	(30,715)	(771,741)	—	—	(396,769)	(10,221,401)
Class D — to Class A (a)	—	—	(402,981)	(10,049,143)	—	—	(2,712,029)	(67,975,913)
Class R	(209,420)	(4,922,149)	(313,167)	(6,480,167)	(1,395,219)	(34,012,971)	(1,521,894)	(35,198,335)
Class P	(290,064)	(6,740,021)	(239,776)	(4,762,782)	(1,357,196)	(34,611,893)	(2,246,884)	(52,026,432)
Institutional Class	(1,293,569)	(37,349,954)	(1,894,134)	(48,573,123)	(44,861,230)	(1,133,190,840)	(48,146,926)	(1,143,539,508)
Class R6	—	—	—	—	(9,281,544)	(237,967,266)	(4,879,793)	(112,399,120)
Administrative Class	(54,657)	(1,512,400)	(48,783)	(1,221,340)	(13,330,250)	(310,190,615)	(17,037,656)	(366,414,460)
Net increase (decrease) resulting from Fund share transactions	(1,165,157)	$(19,532,757)	(3,317,530)	$(79,940,327)	(62,627,772)	$(1,503,443,722)	(41,452,039)	$(975,643,453)

(a)	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 10(a).

160	June 30, 2017 |	Annual Report

AllianzGI Small-Cap Blend				AllianzGI Technology
Year ended June 30, 2017		Year ended June 30, 2016		Year ended June 30, 2017		Year ended June 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

317,890	$6,322,342	78,646	$1,432,511	1,273,337	$70,821,503	1,687,387	$88,665,042

—	—	33,136	571,596	—	—	2,534,992	144,685,784
27,881	499,252	63,794	1,142,297	110,182	4,897,251	226,993	9,940,395
—	—	2,165	39,404	—	—	203,330	11,475,442
—	—	—	—	—	—	—	—
105,486	2,030,677	132,049	2,307,051	369,205	22,151,404	797,345	41,919,410
44,052	862,431	51,436	879,606	3,220,143	196,118,546	2,516,688	139,121,811
—	—	—	—	—	—	—	—
—	—	—	—	224,403	12,530,809	196,314	10,588,769

1,105	21,226	68,200	1,145,042	400,248	19,996,402	1,340,585	67,753,182
554	10,366	57,491	952,054	153,862	6,272,953	457,327	19,230,622
—	—	—	—	—	—	—	—
108	2,082	5,901	99,388	33,725	1,826,886	132,933	7,235,526
162	3,149	6,391	107,925	478,155	26,245,941	1,474,635	81,193,395
—	—	—	—	—	—	—	—
—	—	—	—	63,711	3,335,296	188,315	9,937,362

(346,512)	(6,521,593)	(321,276)	(5,374,943)	(2,931,615)	(156,728,305)	(2,733,866)	(137,743,082)
—	—	—	—	—	—	(4,882)	(240,583)
—	—	—	—	—	—	(14,443)	(745,384)
(615,876)	(11,696,958)	(321,557)	(5,391,099)	(795,177)	(36,208,143)	(468,350)	(19,922,057)
—	—	(3,771)	(65,828)	—	—	(411,737)	(22,960,544)
—	—	(33,192)	(571,596)	—	—	(2,561,399)	(143,940,400)
—	—	—	—	—	—	—	—
(133,080)	(2,542,922)	(60,365)	(999,290)	(370,430)	(21,107,541)	(931,506)	(48,941,041)
(60,248)	(1,181,254)	(255,183)	(4,603,523)	(2,597,618)	(152,233,924)	(3,974,846)	(215,919,420)
—	—	—	—	—	—	—	—
—	—	—	—	(1,305,825)	(75,119,465)	(340,261)	(18,268,094)

(658,478)	$(12,191,202)	(496,135)	$(8,329,405)	(1,673,694)	$(77,200,387)	315,554	$23,066,135

Annual Report	| June 30, 2017	161

Notes to Financial Statements (cont’d)

June 30, 2017

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Adviser or affiliates of the Investment Adviser, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At June 30, 2017, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated
	Number of Account Holders	Approximate Ownership
AllianzGI Emerging Markets Opportunities	4	76%
AllianzGI Focused Growth	6	58%
AllianzGI Global Natural Resources	3	50%
AllianzGI Global Small-Cap	5	59%
AllianzGI Health Sciences	3	58%
AllianzGI Income & Growth	8	77%
AllianzGI Mid-Cap	6	59%
AllianzGI NFJ Dividend Value	6	55%
AllianzGI NFJ International Value	6	61%
AllianzGI NFJ Large-Cap Value	8	62%
AllianzGI NFJ Mid-Cap Value	7	63%
AllianzGI NFJ Small-Cap Value	5	58%
AllianzGI Small-Cap Blend	5	54%
AllianzGI Technology	3	40%

9.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund held 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2017:

AllianzGI NFJ Small-Cap Value:
	Market Value 6/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2017	Dividend Income	Net Realized Gain (Loss)
A Schulman, Inc. †	$37,058,864	—	$(29,347,666)	$562,649	$17,650,624	$1,048,626	$6,168,406
Cone Midstream Partners L.P. ††	11,876,704	$24,160,192	(318,859)	(1,764,141)	33,867,838	902,099	82,829
Global Brass & Copper Holdings, Inc. †,††	27,543,797	2,449,213	(432,630)	15,353,529	32,714,528	156,486	257,708
Insteel Industries, Inc. ††	—	34,783,442	(414,941)	2,090,762	36,573,291	806,532	114,028
United Insurance Holdings Corp. †	17,786,272	—	(17,238,525)	—	—	7,404	(2,555,335)
Totals	$94,265,637	$61,392,847	$(47,752,621)	$16,242,799	$120,806,281	$2,921,147	$4,067,636

†	Not affiliated at Fund level at June 30, 2017.
††	Not affiliated at Fund level at June 30, 2016.

AllianzGI NFJ Small-Cap Value:

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Fund owning in excess of 5% of the outstanding shares of certain issues at June 30, 2017. The percentages and market values of the affiliated transactions presented below include both acquisitions of new investments and prior year holdings that became affiliated during the reporting period.

Issuer Name	Fund’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Cone Midstream Partners L.P.	5.19%	$33,867,838	1.10%
Insteel Industries, Inc.	5.83%	36,573,291	1.18%
Totals		$70,441,129	2.28%

162	June 30, 2017 |	Annual Report

10.	FUND EVENTS

(a) Share Class Conversion

Effective November 13, 2015, Class D shares of each Fund were converted into Class A shares of the same Fund. The Class D conversion was effected on the basis of the relative net asset values of the Class D and Class A shares involved and, following the conversion, each Fund ceased to have any Class D shares authorized or outstanding.

Effective December 4, 2015, Class B shares of AllianzGI Global Allocation were converted into Class A shares of the same Fund. The Class B conversion was effected on the basis of the relative net asset values of the Class B and Class A shares involved and, following the conversion, AllianzGI Global Allocation ceased to have any Class B shares authorized or outstanding.

(b) Investment Adviser Merger

On September 30, 2016, AGIFM and AllianzGI U.S served as the Funds’ investment adviser and sub-adviser of certain Funds, respectively. On October 1, 2016, AGIFM merged with and into AllianzGI U.S. Following the Merger, AllianzGI U.S. assumed the services and responsibilities previously provided by AGIFM as investment adviser of the Funds, and all the Funds for which AllianzGI U.S. served as sub-adviser on September 30, 2016 ceased to have a sub-adviser. AGIFM was, prior to the Merger, an indirect, wholly-owned subsidiary of AAM. The Merger did not result in any change to the substantive terms of the Agreements, which continued in effect following the merger with AllianzGI U.S. as the counterparty instead of AGIFM. The Merger also did not result in any change to the manner in which investment advisory services are provided under the Agreements, the personnel responsible for providing investment advisory services to the Funds pursuant to the Agreements or the personnel ultimately responsible for overseeing the provision of such services.

(c) Fund Re-Opening

Effective April 10, 2017, AllianzGI NFJ Small-Cap Value Fund re-opened to new purchases.

11.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2017, AllianzGI U.S. reimbursed AllianzGI Global Small-Cap and AllianzGI Small-Cap Blend $1,440 and $1,173, respectively, for realized losses resulting from a trading error.

There were no payments from affiliates for the year ended June 30, 2016.

12.	REDEMPTIONS IN-KIND

During the year ended June 30, 2017, AllianzGI NFJ Small-Cap Value transferred securities and cash to its shareholders in connection with redemption in-kind transactions. These transactions were treated as a sale of securities for U.S. GAAP, and the resulting gains of $9,315,748 and losses of $922,961 were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The realized gains and losses from the redemption in-kind are netted and recorded as net realized gain on investments on the Statements of Operations.

AllianzGI NFJ Small-Cap Value redeemed 1,443,965 shares with a redemption value of $38,669,392. The number of shares redeemed in-kind and redemption value are included in the “Cost of shares redeemed” in Note 7.

13.	BORROWINGS

During the reporting period, the Trust was party to a credit agreement (the “Northern Trust Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement permitted the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund paid interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when any past-due payments are outstanding. The AllianzGI Borrowers also paid a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets.

The Northern Trust Agreement had an original maturity date of July 29, 2016, which was extended by 90 days to expire on October 27, 2016.

On October 27, 2016, the Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement replaced the Northern Trust Agreement, which terminated on October 27, 2016. The State Street Agreement has a 364 day term through October 26, 2017 and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund will pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The Funds did not utilize either line of credit during the year ended June 30, 2017.

Annual Report	| June 30, 2017	163

Notes to Financial Statements (cont’d)

June 30, 2017

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Adviser. The Order permits certain Funds to lend money directly to and borrow money directly from other Funds for temporary purposes through the Interfund Program.

During the year ended June 30, 2017, the Funds did not participate as a borrower or lender in the Interfund Program.

14.	RELATED PARTY TRANSACTIONS

The Investment Adviser is a related party. Fees payable to this party are disclosed in Note 4 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the year ended June 30, 2017, the following Funds engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
AllianzGI Global Small-Cap	—	$53,603
AllianzGI Income & Growth	$1,454,012	—

15.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 1, 2017, NFJ Investment Group LLC (“NFJ”), which had acted as sub-adviser to certain Funds, merged with and into Allianz Global Investors U.S. LLC (“AIIianzGI U.S.”). As of the July 1, 2017, AllianzGI U.S. assumed all services and responsibilities that had been provided by NFJ and the Funds ceased to have a sub-adviser. The merger did not result in any change to the manner in which investment advisory services are provided to the Funds, the personnel responsible for providing investment advisory services to the Funds or the personnel ultimately responsible for overseeing the provision of such services.

On July 20, 2017, AllianzGI Income & Growth declared per-share net investment income dividends and short-term capital gain distributions to shareholders, payable July 20, 2017 to shareholders of record on July 19, 2017 as follows:

Share Class	Dividend Rate	Short-Term Capital Gains
Class A	$0.03847	$0.04403
Class C	$0.03219	$0.04403
Class R	$0.03609	$0.04403
Class P	$0.04083	$0.04403
Institutional Class	$0.04176	$0.04403

On August 17, 2017, AllianzGI Income & Growth declared per-share net investment income dividends and short-term capital gain distributions to shareholders, payable August 17, 2017 to shareholders of record on August 16, 2017 as follows:

Share Class	Dividend Rate	Short-Term Capital Gains
Class A	$0.02412	$0.05838
Class C	$0.01781	$0.05838
Class R	$0.02182	$0.05838
Class P	$0.02640	$0.05838
Institutional Class	$0.02741	$0.05838

There were no other subsequent events identified that require recognition or disclosure.

164	June 30, 2017 |	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Allianz Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Natural Resources Fund, AllianzGI Global Small-Cap Fund, AllianzGI Health Sciences Fund, AllianzGI Income & Growth Fund, AllianzGI Mid-Cap Fund, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Large-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund, AllianzGI NFJ Small-Cap Value Fund, AllianzGI Small-Cap Blend Fund and AllianzGI Technology Fund (constituting Allianz Funds, hereinafter referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 29, 2017

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Federal Income Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

During the year ended June 30, 2017, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Focused Growth	$22,908,708	—
AllianzGI Income & Growth	14,731	$2,561
AllianzGI Mid-Cap	22,679,188	1,260
AllianzGI NFJ Dividend Value	155,630,488	—
AllianzGI NFJ Mid-Cap Value	373,736	—
AllianzGI NFJ Small-Cap Value	86,538,834	—
AllianzGI Small-Cap Blend	25,117	—
AllianzGI Technology	60,501,314	—

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2017, are designated as “qualified dividend income”:

AllianzGI Emerging Markets Opportunities	93%
AllianzGI Focused Growth	100%
AllianzGI Global Natural Resources	100%
AllianzGI Global Small-Cap	0%
AllianzGI Health Sciences	0%
AllianzGI Income & Growth	15%
AllianzGI Mid-Cap	0%
AllianzGI NFJ Dividend Value	100%
AllianzGI NFJ International Value	100%
AllianzGI NFJ Large-Cap Value	100%
AllianzGI NFJ Mid-Cap Value	63%
AllianzGI NFJ Small-Cap Value	90%
AllianzGI Small-Cap Blend	100%
AllianzGI Technology	0%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended June 30, 2017, that qualify for the corporate dividend received deduction is set forth below:

AllianzGI Emerging Markets Opportunities	3%
AllianzGI Focused Growth	100%
AllianzGI Global Natural Resources	98%
AllianzGI Global Small-Cap	0%
AllianzGI Health Sciences	0%
AllianzGI Income & Growth	13%
AllianzGI Mid-Cap	0%
AllianzGI NFJ Dividend Value	100%
AllianzGI NFJ International Value	0%
AllianzGI NFJ Large-Cap Value	100%
AllianzGI NFJ Mid-Cap Value	62%
AllianzGI NFJ Small-Cap Value	87%
AllianzGI Small-Cap Blend	100%
AllianzGI Technology	0%

Foreign Tax Credit. The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2017 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Emerging Markets Opportunities	$8,462,493	$0.838625	$1,004,694	$0.099564
AllianzGI NFJ International Value	25,052,210	0.612477	2,142,011	0.052368

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2017. In January 2018, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2017. The amount that will be reported will be the amount to use on the shareholder’s 2017 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended June 30, 2017. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

166	June 30, 2017 |	Annual Report

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Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time

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Privacy Policy (cont’d)

you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access — Disclaimer which is incorporated herein by reference and is available on our website.

∎	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Allianz Funds—Board of Trustees

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes).

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Barbara R. Claussen† 1956	10/2015 to present	Chief Operating Officer (since 2016), Managing Director (since 2012), and member of the Executive Committee (since 2012) of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors U.S. LLC (since 2014); Formerly, Chief Administrative Officer of Allianz Global Investors U.S. Holdings LLC (2013-2016); Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Interim Global Chief Operating Officer Liaison of Allianz Global Investors Capital LLC (a predecessor of Allianz Global Investors U.S. LLC) (2012-2014); Member of Management Board and Chief Risk Officer of Allianz Global Fund Management LLC (2008-2011); and, Managing Director of NFJ Investment Group LLC (2003-2017).	63	None.

A. Douglas Eu † 1961	4/2016 to present	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).	63	None.

Independent Trustees

Davey S. Scoon 1946 Chairman of the Board of Trustees	1/2006 to present	Adjunct Professor, University of Wisconsin-Madison (since 2011).	63	Director, Albireo Pharma, Inc. (since 2016); Director, AMAG Pharmaceuticals, Inc. (since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel Inc. (since 2013). Formerly, Chairman, Tufts Health Plan (1997-2014).

Deborah A DeCotis 1952	6/2014 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014).	88	None.

F. Ford Drummond 1962	1/2006 to present	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	63	Director, Bancfirst Corporation

Bradford K. Gallagher 1959	12/2014 to present	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012).	88	None.

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Allianz Funds—Board of Trustees (cont’d)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

James A. Jacobson 1945	12/2014 to present	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	88	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds)(2009-2016).

Hans W. Kertess 1939	12/2014 to present	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	88	None.

James S. MacLeod 1947	1/2006 to present	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Director, Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	63	Non-Executive Chairman & Director, Sykes Enterprises, Inc.

William B. Ogden, IV 1945	12/2014 to present	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	88	None.

Alan Rappaport 1953	12/2014 to present	Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015).	63	None.

†	Each of Ms. Claussen and Mr. Eu is an “Interested Person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to her or his affiliation with the Investment Adviser and its affiliates.

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Allianz Funds—Officers

Name, Year of Birth, Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Thomas J. Fuccillo 1968 President and Chief Executive Officer	4/2016 to present	Managing Director, Chief Regulatory Counsel and Head of Retail and Funds Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Secretary and Chief Legal Officer of The Korea Fund, Inc. President and Chief Executive Officer of 63 funds in the Fund Complex. Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Lawrence G. Altadonna 1966 Treasurer, Principal Financial and Accounting Officer	1/2011 to present	Director, Director of Fund Administration of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Angela Borreggine 1964 Secretary and Chief Legal Officer	4/2016 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of 63 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA 1975 Chief Compliance Officer	4/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Scott Whisten 1971 Assistant Treasurer	3/2007 to present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 63 funds in the Fund Complex.

Richard J. Cochran 1961 Assistant Treasurer	5/2008 to present	Vice President of Allianz Global Investors U.S. LLC; Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer	1/2011 to present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.

Debra Rubano 1975 Assistant Secretary	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 63 funds in the Fund Complex.

Paul Koo 1964 Assistant Secretary	4/2013 to present	Director, Deputy Head of US Compliance, Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Assistant Secretary of 57 funds in the Fund Complex. Formerly, Chief Compliance Officer of NFJ Investment Group LLC (2016-2017); and Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

*	The officers of the Trust are elected annually by the Board of Trustees.

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Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Chief Legal Officer & Secretary

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Paul Koo(1)

Assistant Secretary

Investment Adviser*

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Sub-Adviser**

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agent

Boston Financial Data Services, Inc.

(Class A, Class C and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Class R6 and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

* On October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”) merged into Allianz Global Investors U.S. LLC (“AllianzGI U.S.”). The merger did not result in any change of control and all services provided by AGIFM will continue to be provided by AllianzGI U.S.

** On July 1, 2017, NFJ merged into AllianzGI U.S. Following the merger AllianzGI U.S. assumed all responsibilities to the Funds which had been previously delegated to NFJ.

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and more than $569 billion in AUM. With 25 offices worldwide and over 650 investment professionals, we provide global investment and research capabilities with consultative local delivery.

Data as of June 30, 2017 (including AUM of entities held for sale); investment professionals as of March 31, 2017.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2015. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ1005AR_063017

187552

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees has determined that James A. Jacobson and Davey S. Scoon, both of whom serves on the Board’s Audit Oversight Committee, qualify as “audit committee financial experts” and are “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $568,362 in 2016 and $570,360 in 2017.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2016 and $0 in 2017.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $272,870 in 2016 and $226,587 in 2017. These services include review or preparation of U.S. federal, state, local, certain foreign tax returns, excise tax returns and the calculation of excise tax distributions.

d)	All Other Fees. The aggregate fees billed in the Reporting Periods for professional services, if any, billed for other products and services rendered by the principal account to the Trust were $0 in 2016 and $0 in 2017.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

ALLIANZ FUNDS (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Committee of the Fund will review and pre-approve the scope of the audits of the Fund and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the fund, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2016 Reporting Period was $5,109,722 and the 2017 Reporting Period was $4,089,456.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99.302CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906CERT – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: August 29, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: August 29, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 29, 2017